UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2016

Date of reporting period:	12/31/2016

Item 1 – Reports to Stockholders –

The Prudential Series Fund

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Government Money Market Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Conservative Balanced Portfolio	A1
	Diversified Bond Portfolio	A36
	Equity Portfolio	A66
	Flexible Managed Portfolio	A71
	Global Portfolio	A105
	Government Income Portfolio	A113
	Government Money Market Portfolio	A123
	High Yield Bond Portfolio	A127
	Jennison Portfolio	A146
	Natural Resources Portfolio	A150
	Small Capitalization Stock Portfolio	A154
	Stock Index Portfolio	A166
	Value Portfolio	A177
	Glossary	A181

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.28%	8.64%	5.88%
Blended Index	7.11	8.21	5.58
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the Conservative Balanced Portfolio returned 7.28%.

The net assets of the Portfolio at December 31, 2016 were $2,473.2 million.

The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

The Portfolio’s subadvisers are PGIM Fixed Income and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

Following a global market sell-off from January through mid-February and after the UK’s June referendum to leave the European Union, 2016 culminated in Donald Trump’s victory in the November US presidential election. The election results had an immediate effect on global markets as investors looked to a reflationary environment and fiscal spending to boost economic growth. In December, the Federal Reserve raised short-term interest rates, only the second rate hike in the last decade. These two fourth-quarter events worked together to push interest rates higher, spark a rally in the US dollar, and provide a tailwind for US equity markets. The rise in interest rates had a negative impact on fixed income, while the strengthening US dollar weighed on international equity prices. Value stocks, however, had one of their best periods of the past few years, as did the small-cap segment of the US stock market.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from asset allocation decisions throughout the reporting period. In the middle of the period, the Portfolio’s higher allocation to international equities was reduced in favor of US equities and maintained a smaller allocation to international equities through the fourth quarter when the asset class lagged US equities. In addition, the Portfolio shifted away from fixed income and into US equities early in the fourth quarter, which resulted in positive returns as bonds underperformed and US stocks outperformed through end of the period. The Portfolio’s cash position was kept below benchmark levels throughout the period, as investments in both fixed income and equities consistently seemed more attractive from a fundamental standpoint. At the close of the period, the portfolio was positioned with a slight overweight in equities, a slight underweight in fixed income, and a position in cash that was within guidelines.

Did the Portfolio use derivatives, and how did they affect performance?

The Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. The Portfolio used credit default swaps to hedge credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had no material impact on performance in 2016. In addition, the Portfolio traded foreign exchange derivatives, which had no material impact on performance during the reporting period.

The Blended Index consists of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.59%	4.39%	6.12%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.34

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the Diversified Bond Portfolio returned 5.59%.

The net assets of the Portfolio at December 31, 2016 were $1,104.6 million.

The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, security selection was a large positive contributor to the Portfolio’s performance, highlighted by positions in non-agency mortgage-backed securities, investment-grade corporate bonds, emerging markets debt, collateralized loan obligations, and commercial mortgage-backed securities (CMBS). Security selection in high yield corporate bonds detracted from results. Within its holdings of corporate bonds, the Portfolio benefited from positions in upstream energy and consumer non-cyclical names and was hurt by positions in health care & pharmaceutical, midstream energy, and banking bonds. Investments in non-US, non-corporate bonds added to performance. At the sector level, the Portfolio’s exposure to high yield corporate bonds, CMBS, investment-grade corporate bonds, bank loans, and emerging markets debt added to returns. The combined impact of the Portfolio’s duration and yield curve strategies was negative during the period. Duration is a measure of a bond’s price sensitivity to interest rates over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio traded foreign exchange derivatives, which had no material impact on performance during the reporting period. The Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. The Portfolio used credit default swaps to hedge credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had no material impact on performance in 2016. In addition, the Portfolio traded foreign exchange derivatives, which had no material impact on performance during the reporting period.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	3.78%	11.67%	5.77%
Portfolio: Class II	3.35	11.23	5.35
Russell 1000® Index	12.05	14.69	7.08
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2016, Equity Portfolio Class I shares returned 3.78% and Class II shares returned 3.35%.

The net assets of the Portfolio at December 31, 2016 were $3,743.4 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC.

What were market conditions during the reporting period?

2016 was a year of volatility and surprises. China’s decelerating economic growth; the negative effect of lower energy prices on industrials; fears of slowing US economic growth; uncertainty about the course of Federal Reserve monetary tightening; the United Kingdom’s vote to leave the European Union; and anxiety about the unconventional US presidential election contributed to volatility. US dollar strength persisted throughout 2016, as superior US economic growth drove a strong preference for the dollar and dollar-denominated assets.

What strategies or holdings affected the Portfolio’s performance?

There was significant disparity among market segments during the year. Value significantly outperformed growth across capitalizations and small outperformed large and midcaps.

The Portfolio underperformed the Russell 1000 Index. Health care positions, especially those in pharmaceuticals and biotechnology, detracted from absolute and relative returns. Many health care companies faced concerns about drug pricing. Biotechnology companies that sell innovative, high-priced drugs lost ground, including Alexion Pharmaceuticals and Regeneron Pharmaceuticals. Jennison believes that the long-term fundamentals of the Portfolio’s biotechnology holdings remain intact and that current valuations underestimate the potential of pipeline drugs.

Allergan has grown in size and scope and appears to be on track to be a leader in global growth pharmaceuticals. Although Allergan’s development pipeline could be meaningfully more productive than investors currently assume, and its strong balance sheet should allow for significant capital deployment, the company has hit bumps in the road that may indicate that its transition is still in progress.

Shire — with product franchises in neuroscience, gastrointestinal, and rare diseases — has been transforming itself into a leading orphan disease company. The stock’s recent weakness may have been related to news that Roche expects to release clinical trial data for a developmental hemophilia treatment that could potentially compete with Shire hemophilia drugs.

Uncertainty around mergers and acquisitions for Teva, and pharmaceutical companies in general, caused volatility in its share price. The US Federal Trade Commission approved its acquisition to acquire Allergan’s generics business. The position was eliminated due to a reduced outlook on its generics business.

Stock selection in information technology also detracted from performance. LinkedIn is a leading global online professional network that provides what is considered unique access to a job candidate database. While its long-term potential is attractive, the position was eliminated due to decelerating growth.

Semiconductor maker NVIDIA posted a substantial gain in the period. Jennison believes it is uniquely positioned in its markets, potentially driving several years of strong growth.

Financials were the largest source of absolute and relative gain as a better outlook for a fiscal spending stimulus, higher rates, better economic growth, and regulatory relief benefited many positions in the sector. Goldman Sachs, JP Morgan, and SLM were standouts in the sector and the overall Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	8.52%	10.64%	6.40%
Blended Index	8.16	9.56	6.02
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ending December 31, 2016, the Flexible Managed Portfolio returned 8.52%.

The net assets of the Portfolio at December 31, 2016 were $3,889.8 million.

The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio.

The Portfolio’s subadvisers are PGIM, Inc. and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

Following a global market sell-off from January through mid-February and the leave result in the UK’s June referendum about membership in the European Union, 2016 culminated in Donald Trump’s victory in the November US presidential election. The election results had an immediate effect on global markets, as investors looked to a reflationary environment and fiscal spending to boost economic growth. In December, the Federal Reserve raised short-term interest rates, only the second rate hike in the last decade. These two fourth-quarter events worked together to push up interest rates, spark a rally in the US dollar, and provide a tailwind for US equity markets. The rise in interest rates had a negative impact on fixed income, while the strengthening US dollar weighed on international equity prices. However, value stocks had one of their best periods of the past few years, as did the small-cap segment of the US stock market.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from our asset allocation decisions throughout the reporting period. In the middle of the period, we reduced the Portfolio’s higher allocation to international equities in favor of cash and maintained a smaller allocation to international equities through the fourth quarter when the asset class lagged US equities. After keeping the Portfolio at a guideline weight in fixed income for most of the year, we shifted it away from fixed income and into US equities early in the fourth quarter, which resulted in positive returns as bonds underperformed and US stocks outperformed through the end of the period. The Portfolio’s cash position slightly below benchmark levels throughout the period, as investments in both fixed income and equities consistently seemed more attractive from a fundamental standpoint. At the close of the period, the Portfolio was positioned with a slight overweight in equities, a slight underweight in fixed income, and a position in cash that was within guidelines.

Did the Portfolio use derivatives, and how did they affect performance?

Derivatives, in the form of international futures contracts, were used during the year to gain exposure to international equity markets. The impact on the Portfolio was immaterial to performance. The Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. The Portfolio used options to buy or sell a specific amount of a given security, at a specific price during a specific period of time. Options are used as an efficient and cost effective way to gain exposure to a particular security. They are also used to manage risk and portfolio volatility. The use of options had no material impact on performance in 2016. The Portfolio also used credit default swaps to hedge credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had no material impact on performance in 2016. In addition, the Portfolio traded foreign exchange derivatives, which had no material impact on performance during the reporting period.

The Blended Index consists of the S&P 500 Index (60%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Global Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.44%	10.55%	3.68%
MSCI World Index (GD)	8.15	11.04	4.41

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the Global Portfolio returned 4.44%.

The net assets of the Portfolio at December 31, 2016 were $955.4 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadvisers are: Brown Advisory (Brown), LLC, (US growth stocks), T. Rowe Price Associates, Inc. (US value stocks), William Blair & Company LLC (international growth stocks), LSV Asset Management (international value stocks), and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

In a difficult environment for active managers, investors moved between buying and selling high-dividend-yielding stocks, as speculation swirled around the timing and magnitude of Federal Reserve rate hikes. In addition, volatility surrounding the UK’s vote to leave the European Union (commonly known as Brexit) and the US elections caused many managers to underperform, as markets tended to move against consensus expectations for these events.

What strategies or holdings affected the Portfolio’s performance?

All of the Portfolio’s subadvisers underperformed their respective style-specific indices in this challenging environment for active managers. Furthermore, only one of the Portfolio’s four subadvisers was able to outperform the Portfolio’s benchmark index. The large-cap value portion of the Portfolio was the only positive contributor to overall relative performance, driven primarily by strong absolute returns in US large-cap value stocks relative to other areas of the global equity markets. The Portfolio was hurt by its underexposure to dividend-paying stocks, as these higher-quality stocks were strongly rewarded in the first half of the reporting period.

The MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.17%	1.96%	4.18%
Bloomberg Barclays Government Bond Index	1.05	1.22	3.86

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the Government Income Portfolio returned 2.17%.

The net assets of the Portfolio at December 31, 2016 were $226.3 million.

The Portfolio’s investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of a setback during the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Interest rates in most developed countries encountered steady headwinds in late 2016 amid expectations for expanded fiscal policies in the US, signs of policy restraint or tightening from major central banks, and firming inflation prospects as oil prices rose.

The Federal Reserve (Fed) raised short-term rates in December, as widely expected, but its hawkish trajectory for rate hikes in 2017 was a surprise. The Fed’s “dot plot,” which shows the projections of the 16 members of the Fed’s rate-setting body, anticipated three rate increases in 2017 — an increase from the prior projection of two hikes — and three increases in 2018 and 2019, respectively. Nevertheless, long-term Fed fund futures, which are used by investors to hedge against or speculate on changes in Fed monetary policy, remained stable at the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?

During the period, security selection was a strong driver of the Portfolio’s outperformance, highlighted by positions among interest rate swaps, collateralized loan obligations, and agency securities. Security selection in commercial mortgage-backed securities (CMBS) hurt performance.

Sector allocations also added to performance, with the Portfolio’s overweight in CMBS the largest positive contributor to returns. The Portfolio’s positioning for a flatter US yield curve detracted from performance, while its tactical long duration position bolstered results. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds. Duration measures the approximate price change of a bond portfolio for a given change in interest rates.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage the Portfolio’s interest rate risk, which is a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

The Bloomberg Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Money Market Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.10%	0.02%	0.81%
Lipper (VIP) Money Market Funds Average	N/A	0.05	0.02	0.75
Lipper US Government Money Market Index	N/A	0.05	0.02	0.75

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2016, the Government Money Market Portfolio returned 0.10%.

The net assets of the Portfolio at December 31, 2016 were $724.2 million.

The Portfolio’s investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

2016 was a turbulent year, marked by a sharp sell-off in equities and other riskier asset classes during the first quarter, the UK’s vote to leave the European Union (commonly known as Brexit), continued geopolitical risk worldwide, and the election of Donald Trump as US president.

After raising the targeted fed funds rate in December 2015, the Federal Reserve eased its expected pace of 2016 rate hikes during the first quarter, citing uncertainty about the sustainability of US economic growth, as well as concerns about tightening US financial conditions and rising international vulnerabilities. Mid-year, as the negative interest rate policies and aggressive bond-buying programs of the Bank of Japan and the European Central Bank powered ahead, Japanese, German and UK government bonds staged spectacular rallies, thanks in part to economic slowdown fears brought on by Brexit. US yields also fell, following the global trend of low short-term rates and based on some evidence of moderating US growth, which kept the Fed at bay. In December, the Fed raised the fed funds rate 0.25% to a range of between 0.50% and 0.75%. As the move was well communicated, the markets had priced in the rate hike ahead of the announcement.

During the reporting period, short-term money market mutual funds navigated through reforms directed by the Securities and Exchange Commission (SEC). The reforms led many money market mutual funds, including the Portfolio, to invest exclusively in government assets to maintain a stable net asset value and so as not to be required to adopt liquidity fees or temporarily suspend withdrawals should large outflows occur. As such funds shifted out of short-term credit assets into short-term government assets ahead of the SEC’s October 14 deadline, the difference between the yields in these segments widened significantly. By December 31, 2016, the three-month LIBOR rate had risen to 1.0% from 0.61% on December 31, 2015, while the yield on a three-month Treasury bill had climbed to 0.50% from 0.33%.

What strategies or holdings affected the Portfolio’s performance?

Early in the period, the Portfolio maintained a weighted average maturity (WAM) in line with its peers. It kept its weighted average life longer than its peers through the addition of longer-maturity agency and government paper in anticipation of the SEC’s regulatory changes, which we believed would dampen yields on government paper. We shortened the Portfolio’s WAM mid-year in anticipation of a June fed funds rate hike, reversing this stance as market expectations evaporated.

Beginning in the second quarter, the subadviser reduced the Portfolio’s position in credit-related issuers, limiting exposure to those maturing before the Portfolio’s conversion in September to a government money market strategy. As these issues matured, the subadviser invested the proceeds in government and agency securities. Following the Portfolio’s conversion, we began to focus its positioning on potential action by Fed, which was widely expected to raise the fed funds rate in December. Therefore, the Portfolio maintained a shorter WAM in anticipation of the hike.

*	Source: iMoneyNet, Inc. based on 113 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/27/2016.

The Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. Returns for the Lipper Average reflect the deduction of operating expenses. Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.24%	7.41%	7.24%
Bloomberg Barclays US High Yield 1% Issuer Capped Index	17.21	7.31	7.49

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the High Yield Bond Portfolio returned 16.24%.

The net assets of the Portfolio at December 31, 2016 were $3,567.6 million.

The Portfolio’s objective is high total return. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

During the reporting period, the high yield corporate bond market posted its strongest annual performance since 2009. CCC-rated bonds outpaced BB- and B-rated bonds. CCC-rated bonds were up significantly. during the period, more than double the returns generated by higher-rated bonds. Commodity-related sectors performed strongly, with integrated energy, independent energy, and metals & mining all returning more than 45% for the period. Elsewhere, chemicals, aerospace & defense, gaming, and technology sectors all experienced strong performance. Pharmaceuticals was the only sector with a negative return. Although banking, health care insurance, and environmental posted positive returns, they were amongst the worst-performing high yield bond sectors of the period.

According to J.P. Morgan, the par-weighted US high yield default rate ended the year at 3.6%. Excluding the energy and metals & mining sectors, the rate was only 0.7%. Continued improvement in commodity fundamentals suggest overall default activity will decline in 2017. The progression of default activity throughout 2016 supports this view. More than half of the default volume occurred in the first quarter of 2016 and moved lower each subsequent quarter.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio’s relative underperformance was driven by its underweight in commodity-related sectors which significantly outperformed. Underweights in the upstream energy and metals & mining sectors were the biggest detractors from performance. An overweight in the health care & pharmaceutical sector was also negative. Underweight allocations in the finance & insurance and telecommunications sectors, as well as an overweight in the chemicals sector, added to performance.

The Portfolio benefited from issue selection, highlighted by positioning in the chemicals, technology, telecommunications, and paper & packaging sectors. Selection in the electric & water, metals & mining, and building materials & home construction sectors was negative. In terms of specific issuers, the Portfolio’s overweights in Hexion (chemicals), BMC Software (technology), and Scientific Games (gaming) contributed most positively to performance during the period. An underweight in Chesapeake Energy (upstream energy) and overweights in Community Health Systems (health care) and NRG Energy (electric & water) detracted from returns.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used futures to manage the Fund’s interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. The Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. The Portfolio used credit default swaps to hedge credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had no material impact on performance in 2016. In addition, the Portfolio traded foreign exchange derivatives, which had no material impact on performance during the reporting period.

The Bloomberg Barclays US High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of US dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	-0.90%	14.21%	8.17%
Portfolio: Class II	-1.29	13.76	7.74
Russell 1000® Growth Index	7.08	14.50	8.33
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2016, the Jennison Portfolio Class I shares returned -0.90% and Class II shares returned -1.29%.

The net assets of the Portfolio at December 31, 2016 were $1,561.5 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC.

What were market conditions during the reporting period?

2016 was a year of volatility and surprises. Decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrials; fears of slowing US economic growth; uncertainty about the course of Federal Reserve monetary tightening; the United Kingdom’s vote to leave the European Union; and the unconventional US presidential election contributed to volatility. Low-volatility/high-dividend-paying stocks were significant drivers of market returns, while stocks of higher-growth companies generally underperformed. After the election, speculation about policy initiatives of the new administration favored companies – many of them exhibiting little secular growth — expected to benefit from less onerous regulations, lower corporate tax rates, and increased infrastructure and defense spending.

What strategies or holdings affected the Portfolio’s performance?

Investor risk aversion hurt higher-growth, higher-valuation stocks. Health care companies faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them Portfolio holdings Alexion Pharmaceuticals, Regeneron Pharmaceuticals, and Vertex Pharmaceuticals. Health care companies where acquired growth plays a greater role, such as Allergan, declined as regulatory changes threatened tax benefits of mergers between US and offshore companies. The Portfolio no longer holds a position in Vertex.

Information technology positions advanced but lagged the benchmark sector, with declines in LinkedIn and Salesforce.com tempering strong gains in Nvidia and Tencent. LinkedIn has experienced deceleration in previously high growth rates, and the Portfolio sold its holdings. Salesforce.com also faced slower growth rates. Nvidia’s revenue, gross margin, and earnings exceeded forecasts, and Jennison believes it can leverage its graphics expertise to offer high-value-added solutions. Tencent, China’s largest Internet service portal, continued to perform well driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

In consumer discretionary, Nike’s decline based on increased competition partially offset solid advances in Amazon, Marriott, and Time Warner. Amazon benefited from continued strong execution, margin expansion, and development of its cloud infrastructure. Marriott, which acquired Starwood Hotels, benefitted from increased demand and limited supply growth in the US. Time Warner rose on news that AT&T was acquiring it at a significant premium to the stock price.

Concho Resources, which announced deals that should improve its balance sheet, was a strong performer in the energy sector.

The financial sector, including Portfolio position Goldman Sachs, benefited as the market reacted favorably to the new US administration. Goldman’s strong capital base and leading global positions should provide attractive exposure to long-term global economic expansion.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	25.36%	-4.96%	-0.08%
Portfolio: Class II	24.82	-5.36	-0.49
Blended Index	25.23	1.65	1.91
MSCI World Index (GD)	8.15	11.04	4.41
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2016, the Natural Resources Portfolio Class I returned 25.36% and Class II returned 24.82%.

The net assets of the Portfolio at December 31, 2016 were $498.1 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Allianz Global Investors U.S. LLC.

What were market conditions during the reporting period?

Crude oil markets rebounded sharply in 2016, bouncing off lows in the high $20’s per barrel for Brent crude which occurred in January and February, and reaching over $55 per barrel at year end. Crude prices sprang back from oversold conditions, culminating in an OPEC-led accord in November. This improvement in crude prices, coupled with relatively accommodative global monetary conditions and moderate global economic growth helped natural resource sector strategies which rebounded from a difficult performance environment in 2015.

What strategies or holdings affected the Portfolio’s performance?

For the 12 months, the Portfolio’s Class I shares outperformed its benchmarks due largely to stock selection effects in energy. Given the improvement in energy prices over the course of the year, the top contributors to performance were all energy-related themes. The sand supplier, US Silica Holdings, was the top performer as US land rig utilization improved in the second half of the year. Other top contributors were oil and gas exploration and production companies including SM Energy Corp., Continental Resources, Whiting Petroleum Corporation, and Laredo Petroleum.

The primary detractors were also energy-related. Weatherford International and Southwestern Energy were the largest detractors after both companies’ stocks were negatively impacted by balance sheet leverage concerns which were somewhat mitigated by equity raises. Also, Southwestern is primarily a gas producer, and gas producers have generally lagged the energy rebound given the ongoing concerns related to a long-term supply glut of natural gas in the US. The zero weight in Chevron also hurt performance as the Portfolio was generally underweight integrated oil companies in hopes of investing in those areas of the energy market which were more leveraged to a rise energy prices.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio utilizes a buy-write strategy with call options written against long equity positions. At any given time, call options may be written against some of the long exposures depending on the premium income, market volatility, and outlook on the underlying positions. In 2016, these call positions detracted from overall performance on an absolute basis, but the negative impact was less than 100 bps. A basis point is one hundredth of a percentage point.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Blended Index consists of MSCI (Morgan Stanley Capital International) World Energy Index (60%), is an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Energy sector. MSCI (Morgan Stanley Capital International) Materials Energy Index (40%), is an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Materials sector. MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns are net of investment fees and fund expenses, but not product charges. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	26.50%	16.33%	8.76%
S&P SmallCap 600 Index	26.56	16.62	9.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the Small Capitalization Stock Portfolio returned 26.50%.

The net assets of the Portfolio at December 31, 2016 were $810.9 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Following a global market selloff from January through mid-February and later the UK’s decision to leave the European Union, 2016 culminated in Donald Trump’s victory in the November US presidential election. The election results had an immediate effect on global markets, as investors looked to a reflationary environment and fiscal spending to boost economic growth. In December, the Federal Reserve raised short-term interest rates, only the second rate hike in the last decade. These two fourth-quarter events worked together to push up interest rates, spark a rally in the US dollar, and provide a tailwind for US equity markets. The rise in interest rates had a negative impact on fixed income, while the strengthening US dollar weighed on international equity returns. However, value stocks had one of their best periods of the past few years, as did the small-cap segment of the US stock market.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the portfolio and the return of the benchmark), brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P Small Cap 600 Index. The Portfolio slightly underperformed the Index during the reporting period.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio had a small exposure to derivative instruments to help enhance its liquidity, but the position did not have a material impact on its performance.

The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	11.83%	14.36%	6.68%
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the Stock Index Portfolio returned 11.83%.

The net assets of the Portfolio at December 31, 2016 were $3,305.1 million.

The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

The Portfolio’s subadviser is Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Following a global market sell-off from January through mid-February and the UK’s vote to leave the European Union in June, 2016 culminated in Donald Trump’s victory in the November US presidential election. The election results had an immediate effect on global markets, as investors looked to a reflationary environment and fiscal spending to boost economic growth. In December, the Federal Reserve raised short-term interest rates, only the second rate hike in the last decade. These two fourth-quarter events worked together to push up interest rates, spark a rally in the US dollar, and provide a tailwind for US equity markets. The rise in interest rates had a negative impact on fixed income, while the strengthening US dollar weighed on international equity returns. However, value stocks had one of their best periods of the past few years, as did the small-cap segment of the US stock market.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the Portfolio and the return of the benchmark), brokerage costs, and other costs and expenses of the Portfolio may cause its return to be lower than that of the S&P 500 Index. The Portfolio slightly underperformed the Index during the reporting period.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio had a small exposure to derivative instruments to help enhance its liquidity, but the position did not have a material impact on its performance.

The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	11.39%	11.43%	4.55%
Portfolio: Class II	10.95	10.98	4.14
Russell 1000® Value Index	17.34	14.80	5.72
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2016, the Value Portfolio Class I shares returned 11.39% and Class II shares returned 10.95%.

The net assets of the Portfolio at December 31, 2016 were $1,382.1 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio’s subadviser is Jennison Associates LLC.

What were market conditions during the reporting period?

The year 2016 was filled with volatility and surprises. Decelerating economic growth in China; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election all contributed to volatility. US dollar strength persisted throughout the year, as superior US economic growth drove a strong preference for the dollar and dollar-denominated assets.

What strategies or holdings affected the Portfolio’s performance?

2016 was a tale of two halves for Portfolio performance. Relative results were strong in the second half of the year; however, underperformance in the first half resulted in underperformance for the year.

Positions in health care, especially Allergan, Teva, and Express Scripts, were mostly responsible for the shortfall. After several acquisitions, Allergan has grown in size and scope, and is now on track to be a leader in growth pharma. Although Jennison believes that Allergan’s development pipeline could be meaningfully more productive than investors currently assume, the company has hit bumps in the road that may indicate that its transition is a work in progress.

Uncertainty around mergers and acquisitions for Teva and pharmaceutical companies in general caused volatility in Allergan’s share price. The US Federal Trade Commission approved its acquisition of Allergan’s generics business. The Portfolio subsequently sold the position due to a reduced outlook on its generics business.

Express Scripts was hurt by a contract re-pricing discussion with its largest customer. The Portfolio eliminated the position due to a narrowing reward-to-risk ratio.

Hertz was a disappointing position, as excess fleet and higher depreciation costs weighed on margins. The cyclical recovery took longer than expected, and the Portfolio eliminated the position.

Vodafone recently reported better-than-expected revenue growth, but tightened guidance. Jennison believes the company is positioned to continue solid growth in Europe, while remaining attractively valued on a risk/reward basis.

Financials benefited from the outlook for fiscal stimulus, higher interest rates, stronger economic growth, and regulatory relief. Goldman Sachs, JP Morgan, and SLM were standouts in the sector and the overall Portfolio.

The crude oil market rebounded due to falling US shale production, and Halliburton and Chevron contributed to Portfolio returns.

Strong demand drove better results for Texas Instruments. Jennison likes its focus on free cash flow margins, capital returns, product mix, and dominant share in analog and strong channel relationships.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2016

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.6%
U.S. Treasury Inflation Indexed Bonds	1.4%
Microsoft Corp.	1.2%
Federal National Mortgage Assoc.	1.1%
Exxon Mobil Corp.	1.0%

Diversified Bond
Allocation	(% of Net Assets	)
Commercial Mortgage-Backed Securities	12.9%
Residential Mortgage-Backed Securities	12.5%
Banks	10.2%
Collateralized Loan Obligations	4.7%
Sovereign Bonds	3.7%

Equity
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.2%
JPMorgan Chase & Co.	3.1%
Amazon.com, Inc.	2.9%
Goldman Sachs Group, Inc. (The)	2.8%
Apple, Inc.	2.4%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.7%
JPMorgan Chase & Co.	1.4%
Bank of America Corp.	1.2%
Facebook, Inc.	1.1%
AT&T, Inc.	1.1%

Global
Top Five Countries	(% of Net Assets	)
United States	61.6%
Japan	8.4%
United Kingdom	5.7%
France	4.4%
Switzerland	3.5%

Government Income
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	43.4%
Commercial Mortgage-Backed Securities	27.2%
U.S. Treasury Obligations	20.7%
Collateralized Loan Obligations	5.3%
Diversified Financial Services	1.1%

High Yield Bond
Allocation	(% of Net Assets	)
Media	7.6%
Oil & Gas	6.4%
Software	5.5%
Healthcare-Services	5.4%
Telecommunications	5.3%

Jennison
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	5.7%
Apple, Inc.	4.7%
Facebook, Inc. (Class A Stock)	3.9%
Microsoft Corp.	3.5%
Visa, Inc. (Class A Stock)	3.2%

Natural Resources
Five Largest Holdings	(% of Net Assets	)
U.S. Silica Holdings, Inc.	5.9%
SM Energy Co.	4.5%
EOG Resources, Inc.	4.5%
Pioneer Natural Resources Co.	4.4%
Range Resources Corp.	4.4%

Small Capitalization Stock
Five Largest Holdings	(% of Net Assets	)
iShares Core S&P Small-Cap ETF	1.0%
Take-Two Interactive Software, Inc.	0.6%
U.S. Silica Holdings, Inc.	0.6%
Chemours Co. (The)	0.5%
PDC Energy, Inc.	0.5%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.1%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.6%

Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.6%
Bank of America Corp.	3.0%
Goldman Sachs Group, Inc. (The)	2.7%
PG&E Corp.	2.6%
Citigroup, Inc.	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Conservative Balanced (Class I)	Actual	$1,000.00	$1,029.40	0.58%	$2.96
	Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95
Diversified Bond (Class I)	Actual	$1,000.00	$986.30	0.42%	$2.10
	Hypothetical	$1,000.00	$1,023.03	0.42%	$2.14
Equity (Class I)	Actual	$1,000.00	$1,092.60	0.47%	$2.47
	Hypothetical	$1,000.00	$1,022.77	0.47%	$2.39
Equity (Class II)	Actual	$1,000.00	$1,090.20	0.87%	$4.57
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42
Flexible Managed (Class I)	Actual	$1,000.00	$1,048.40	0.63%	$3.24
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Global (Class I)	Actual	$1,000.00	$1,051.20	0.79%	$4.07
	Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01
Government Income (Class I)	Actual	$1,000.00	$973.00	0.52%	$2.58
	Hypothetical	$1,000.00	$1,022.52	0.52%	$2.64
Government Money Market (Class I)	Actual	$1,000.00	$1,000.50	0.33%	$1.66
	Hypothetical	$1,000.00	$1,023.48	0.33%	$1.68
High Yield Bond (Class I)	Actual	$1,000.00	$1,074.70	0.57%	$2.97
	Hypothetical	$1,000.00	$1,022.27	0.57%	$2.90
Jennison (Class I)	Actual	$1,000.00	$1,060.60	0.63%	$3.26
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Jennison (Class II)	Actual	$1,000.00	$1,058.50	1.03%	$5.33
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2016

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Natural Resources (Class I)	Actual	$1,000.00	$1,108.00	0.59%	$3.13
	Hypothetical	$1,000.00	$1,022.17	0.59%	$3.00
Natural Resources (Class II)	Actual	$1,000.00	$1,106.00	0.99%	$5.24
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
Small Capitalization Stock (Class I)	Actual	$1,000.00	$1,189.90	0.39%	$2.15
	Hypothetical	$1,000.00	$1,023.18	0.39%	$1.98
Stock Index (Class I)	Actual	$1,000.00	$1,076.20	0.32%	$1.67
	Hypothetical	$1,000.00	$1,023.53	0.32%	$1.63
Value (Class I)	Actual	$1,000.00	$1,131.20	0.42%	$2.25
	Hypothetical	$1,000.00	$1,023.03	0.42%	$2.14
Value (Class II)	Actual	$1,000.00	$1,129.20	0.82%	$4.39
	Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 87.8%		Value (Note 2)
COMMON STOCKS — 50.5%	Shares
Aerospace & Defense — 1.1%
Arconic, Inc.	26,980	$500,209
BAE Systems PLC (United Kingdom)	6,267	45,583
Boeing Co. (The)	37,150	5,783,512
General Dynamics Corp.	18,300	3,159,678
L3 Technologies, Inc.	5,100	775,761
Lockheed Martin Corp.	16,300	4,074,022
Northrop Grumman Corp.	11,362	2,642,574
Raytheon Co.	18,800	2,669,600
Rockwell Collins, Inc.	8,200	760,632
Safran SA (France)	568	40,853
Textron, Inc.	17,100	830,376
Thales SA (France)	1,785	172,933
TransDigm Group, Inc.(a)	3,400	846,464
United Technologies Corp.	49,300	5,404,266

		27,706,463

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.(a)	9,200	673,992
Deutsche Post AG (Germany)	1,764	57,851
Expeditors International of Washington, Inc.(a)	11,000	582,560
FedEx Corp.	15,700	2,923,340
United Parcel Service, Inc. (Class B Stock)	43,800	5,021,232

		9,258,975

Airlines — 0.3%
Alaska Air Group, Inc.	8,000	709,840
American Airlines Group, Inc.(a)	33,100	1,545,439
Delta Air Lines, Inc.(a)	48,500	2,385,715
Deutsche Lufthansa AG (Germany)	11,224	144,686
International Consolidated Airlines Group SA (United Kingdom)	3,186	17,164
Singapore Airlines Ltd. (Singapore)	3,300	21,984
Southwest Airlines Co.	39,600	1,973,664
United Continental Holdings, Inc.*	19,200	1,399,296

		8,197,788

Auto Components — 0.1%
Aisin Seiki Co. Ltd. (Japan)	3,600	155,770
BorgWarner, Inc.	14,000	552,160
Cie Generale des Etablissements Michelin (France)	997	110,826
Delphi Automotive PLC	16,900	1,138,215
Goodyear Tire & Rubber Co. (The)	16,300	503,181
Koito Manufacturing Co. Ltd. (Japan)	400	21,124
Valeo SA (France)	1,685	96,732

		2,578,008

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	541	50,387
Ferrari NV (Italy)	218	12,692
Fiat Chrysler Automobiles NV (United Kingdom)	3,504	31,875
Ford Motor Co.	244,185	2,961,964
Fuji Heavy Industries Ltd. (Japan)	1,000	40,744

COMMON STOCKS (continued)	Shares	Value (Note 2)

Automobiles (continued)
General Motors Co.	88,000	$3,065,920
Harley-Davidson, Inc.	11,000	641,740
Honda Motor Co. Ltd. (Japan)	3,300	96,345
Mazda Motor Corp. (Japan)	2,200	35,825
Mitsubishi Motors Corp. (Japan)	1,400	7,959
Nissan Motor Co. Ltd. (Japan)	4,400	44,137
Peugeot SA (France)*	974	15,864
Renault SA (France)	342	30,375
Suzuki Motor Corp. (Japan)	5,000	175,544
Toyota Motor Corp. (Japan)	4,400	257,965
Volkswagen AG (Germany)	123	17,654

		7,486,990

Banks — 3.5%
Aozora Bank Ltd. (Japan)	2,000	7,066
Bank Hapoalim BM (Israel)	27,327	162,200
Bank of America Corp.	649,121	14,345,574
BB&T Corp.	52,100	2,449,742
Bendigo & Adelaide Bank Ltd. (Australia)	18,079	165,383
BNP Paribas SA (France)	4,997	318,000
BOC Hong Kong Holdings Ltd. (Hong Kong)	46,000	163,832
Citigroup, Inc.	183,685	10,916,400
Citizens Financial Group, Inc.	31,700	1,129,471
Comerica, Inc.	11,000	749,210
Commonwealth Bank of Australia (Australia)	882	52,324
Concordia Financial Group Ltd. (Japan)	4,700	22,617
Credit Agricole SA (France)	19,000	235,196
DBS Group Holdings Ltd. (Singapore)	3,900	46,530
DNB ASA (Norway)	1,430	21,229
Erste Group Bank AG (Austria)	607	17,747
Fifth Third Bancorp	47,021	1,268,156
Fukuoka Financial Group, Inc. (Japan)	13,000	57,655
HSBC Holdings PLC (United Kingdom)	58,862	474,938
Huntington Bancshares, Inc.	64,236	849,200
ING Groep NV (Netherlands)	22,342	314,549
Intesa Sanpaolo SpA (Italy)	22,976	58,202
Intesa Sanpaolo SpA, RSP (Italy)	10,665	24,980
JPMorgan Chase & Co.	229,245	19,781,551
KeyCorp.	65,500	1,196,685
M&T Bank Corp.(a)	10,100	1,579,943
Mediobanca SpA (Italy)	7,358	59,924
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,100	12,951
Mizuho Financial Group, Inc. (Japan)	47,500	85,240
National Australia Bank Ltd. (Australia)	5,302	117,113
People’s United Financial, Inc.	19,100	369,776
PNC Financial Services Group, Inc. (The)	31,433	3,676,404
Regions Financial Corp.	78,203	1,122,995

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks (continued)
Resona Holdings, Inc. (Japan)	8,700	$44,588
Societe Generale SA (France)	5,693	280,021
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,400	167,565
SunTrust Banks, Inc.	31,800	1,744,230
Svenska Handelsbanken AB (Sweden) (Class A Stock)	3,046	42,188
Swedbank AB (Sweden) (Class A Stock)	1,840	44,334
U.S. Bancorp	102,085	5,244,106
UniCredit SpA (Italy)	10,217	29,341
Wells Fargo & Co.	287,964	15,869,696
Westpac Banking Corp. (Australia)	410	9,624
Zions Bancorporation(a)	12,850	553,064

		85,881,540

Beverages — 1.0%
Anheuser-Busch InBev SA/NV (Belgium)	255	26,990
Asahi Group Holdings Ltd. (Japan)	600	18,891
Brown-Forman Corp. (Class B Stock)(a)	12,500	561,500
Coca-Cola Amatil Ltd. (Australia)	20,856	152,103
Coca-Cola Co. (The)	245,201	10,166,033
Coca-Cola European Partners PLC (United Kingdom)	850	26,827
Constellation Brands, Inc. (Class A Stock)	11,100	1,701,741
Diageo PLC (United Kingdom)	10,771	279,508
Dr. Pepper Snapple Group, Inc.	12,000	1,088,040
Molson Coors Brewing Co. (Class B Stock)	11,700	1,138,527
Monster Beverage Corp.*	26,700	1,183,878
PepsiCo, Inc.	90,907	9,511,599

		25,855,637

Biotechnology — 1.4%
AbbVie, Inc.	103,300	6,468,646
Actelion Ltd. (Switzerland)	761	164,459
Alexion Pharmaceuticals, Inc.*	14,300	1,749,605
Amgen, Inc.	47,737	6,979,627
Biogen, Inc.*	14,060	3,987,135
Celgene Corp.*	49,500	5,729,625
Gilead Sciences, Inc.	83,800	6,000,918
Regeneron Pharmaceuticals, Inc.*	5,040	1,850,133
Shire PLC	1,045	59,669
Vertex Pharmaceuticals, Inc.*	15,900	1,171,353

		34,161,170

Building Products — 0.2%
Allegion PLC	6,433	411,712
Asahi Glass Co. Ltd. (Japan)	4,000	27,139
Cie de Saint-Gobain (France)	865	40,238
Daikin Industries Ltd. (Japan)	500	45,804
Fortune Brands Home & Security, Inc.	9,700	518,562
Johnson Controls International PLC	59,522	2,451,711
Masco Corp.	21,400	676,668

		4,171,834

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	22,175	$191,824
Affiliated Managers Group, Inc.*	3,500	508,550
Ameriprise Financial, Inc.	10,820	1,200,371
ASX Ltd. (Australia)	541	19,381
Bank of New York Mellon Corp. (The)	67,358	3,191,422
BlackRock, Inc.	8,000	3,044,320
Charles Schwab Corp. (The)	75,650	2,985,905
CME Group, Inc.	21,600	2,491,560
E*TRADE Financial Corp.*	17,520	607,068
Franklin Resources, Inc.	22,900	906,382
Goldman Sachs Group, Inc. (The)	24,100	5,770,745
Intercontinental Exchange, Inc.	38,355	2,163,989
Invesco Ltd.	25,400	770,636
London Stock Exchange Group PLC (United Kingdom)	630	22,517
Macquarie Group Ltd. (Australia)	3,592	225,011
Moody’s Corp.	10,900	1,027,543
Morgan Stanley	95,080	4,017,130
Nasdaq, Inc.	7,700	516,824
Northern Trust Corp.	13,600	1,211,080
Partners Group Holding AG (Switzerland)	66	30,897
S&P Global, Inc.	17,000	1,828,180
SBI Holdings, Inc. (Japan)	300	3,812
State Street Corp.	24,200	1,880,824
T. Rowe Price Group, Inc.	15,900	1,196,634
UBS Group AG (Switzerland)	7,305	114,217

		35,926,822

Chemicals — 1.1%
Air Products & Chemicals, Inc.	13,700	1,970,334
Albemarle Corp.	7,400	636,992
Asahi Kasei Corp. (Japan)	4,000	34,805
BASF SE (Germany)	1,846	171,081
CF Industries Holdings, Inc.(a)	13,400	421,832
Croda International PLC (United Kingdom)	513	20,176
Daicel Corp. (Japan)	12,700	139,624
Dow Chemical Co. (The)	71,031	4,064,394
E.I. du Pont de Nemours & Co.	55,420	4,067,828
Eastman Chemical Co.	9,300	699,453
Ecolab, Inc.	16,700	1,957,574
FMC Corp.	8,200	463,792
Givaudan SA (Switzerland)	19	34,773
Hitachi Chemical Co. Ltd. (Japan)	400	9,979
International Flavors & Fragrances, Inc.(a)	5,000	589,150
JSR Corp. (Japan)	400	6,296
K+S AG (Germany)	389	9,266
Kuraray Co. Ltd. (Japan)	1,300	19,494
LyondellBasell Industries NV (Class A Stock)	21,700	1,861,426
Mitsubishi Chemical Holdings Corp. (Japan)	5,300	34,268
Mitsubishi Gas Chemical Co., Inc. (Japan)	6,200	105,645
Mitsui Chemicals, Inc. (Japan)	1,000	4,481
Monsanto Co.	27,494	2,892,644

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Mosaic Co. (The)(a)	21,900	$642,327
PPG Industries, Inc.	17,300	1,639,348
Praxair, Inc.	18,200	2,132,858
Sherwin-Williams Co. (The)	5,000	1,343,700
Shin-Etsu Chemical Co. Ltd. (Japan)	600	46,433
Sika AG (Switzerland)	3	14,394
Solvay SA (Belgium)	135	15,783
Sumitomo Chemical Co. Ltd. (Japan)	6,000	28,442
Teijin Ltd. (Japan)	600	12,123
Toray Industries, Inc. (Japan)	4,000	32,302
Yara International ASA (Norway)	4,830	190,008

		26,313,025

Commercial Services & Supplies — 0.2%
Cintas Corp.	5,400	624,024
Pitney Bowes, Inc.	9,400	142,786
Republic Services, Inc.	15,465	882,279
Stericycle, Inc.*	5,600	431,424
Waste Management, Inc.	26,242	1,860,820

		3,941,333

Communications Equipment — 0.5%
Cisco Systems, Inc.	318,500	9,625,070
F5 Networks, Inc.*	4,500	651,240
Harris Corp.	8,000	819,760
Juniper Networks, Inc.	23,200	655,632
Motorola Solutions, Inc.	11,089	919,167

		12,670,869

Construction & Engineering — 0.1%
Fluor Corp.	8,800	462,176
Jacobs Engineering Group, Inc.*	7,700	438,900
Kajima Corp. (Japan)	22,000	151,956
Obayashi Corp. (Japan)	16,500	157,531
Quanta Services, Inc.*	8,400	292,740
Shimizu Corp. (Japan)	2,000	18,256
Taisei Corp. (Japan)	13,000	90,779

		1,612,338

Construction Materials — 0.1%
Fletcher Building Ltd. (New Zealand)	1,253	9,207
HeidelbergCement AG (Germany)	328	30,530
Martin Marietta Materials, Inc.	4,000	886,120
Vulcan Materials Co.	8,600	1,076,290

		2,002,147

Consumer Finance — 0.4%
American Express Co.	50,500	3,741,040
Capital One Financial Corp.	31,761	2,770,830
Discover Financial Services	26,440	1,906,060
Navient Corp.	18,300	300,669
Synchrony Financial	52,172	1,892,278

		10,610,877

Containers & Packaging — 0.2%
Avery Dennison Corp.	5,400	379,188
Ball Corp.(a)	10,500	788,235
International Paper Co.	26,273	1,394,045

COMMON STOCKS (continued)	Shares	Value (Note 2)

Containers & Packaging (continued)
Sealed Air Corp.	12,000	$544,080
WestRock Co.	15,544	789,169

		3,894,717

Distributors — 0.1%
Genuine Parts Co.	9,600	917,184
Jardine Cycle & Carriage Ltd. (Singapore)	2,200	62,480
LKQ Corp.*	18,300	560,895

		1,540,559

Diversified Consumer Services
H&R Block, Inc.(a)	12,800	294,272

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	120,800	19,687,984
Challenger Ltd. (Australia)	5,328	43,050
Investor AB (Sweden) (Class B Stock)	916	34,130
Leucadia National Corp.	18,600	432,450
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	900	4,642
ORIX Corp. (Japan)	11,600	180,545

		20,382,801

Diversified Telecommunication Services — 1.3%
AT&T, Inc.	389,738	16,575,557
CenturyLink, Inc.(a)	33,336	792,730
Deutsche Telekom AG (Germany)	5,933	101,794
Frontier Communications Corp.(a)	66,190	223,722
HKT Trust & HKT Ltd. (Hong Kong)	4,000	4,900
Level 3 Communications, Inc.*	17,800	1,003,208
Nippon Telegraph & Telephone Corp. (Japan)	4,800	202,057
Orange SA (France)	3,659	55,485
Spark New Zealand Ltd. (New Zealand)	3,575	8,459
Telecom Italia SpA (Italy)*	149,299	131,823
Telecom Italia SpA, RSP (Italy)	210,856	153,038
Telefonica SA (Spain)	8,048	74,302
Verizon Communications, Inc.	258,376	13,792,111

		33,119,186

Electric Utilities — 1.0%
Alliant Energy Corp.	13,700	519,093
American Electric Power Co., Inc.	30,760	1,936,650
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	2,000	15,885
Chubu Electric Power Co., Inc. (Japan)	2,400	33,397
Chugoku Electric Power Co., Inc. (The) (Japan)	500	5,852
CLP Holdings Ltd. (Hong Kong)	7,000	64,196
Duke Energy Corp.	43,761	3,396,729
Edison International	21,200	1,526,188
EDP-Energias de Portugal SA (Portugal)	30,232	92,013
Electricite de France SA (France)	1,013	10,307
Enel SpA (Italy)	51,672	227,135

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities (continued)
Entergy Corp.	11,400	$837,558
Eversource Energy	19,600	1,082,508
Exelon Corp.	57,613	2,044,685
FirstEnergy Corp.	25,806	799,212
Hokuriku Electric Power Co. (Japan)	300	3,356
Iberdrola SA (Spain)	10,270	67,247
Kansai Electric Power Co., Inc. (The) (Japan)*	2,700	29,434
Kyushu Electric Power Co., Inc. (Japan)	1,600	17,334
NextEra Energy, Inc.	29,700	3,547,962
PG&E Corp.	31,700	1,926,409
Pinnacle West Capital Corp.	7,400	577,422
PPL Corp.	42,100	1,433,505
Shikoku Electric Power Co., Inc. (Japan)	300	3,032
Southern Co. (The)	61,300	3,015,347
SSE PLC (United Kingdom)	1,852	35,362
Tohoku Electric Power Co., Inc. (Japan)	1,700	21,430
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	5,600	22,538
Xcel Energy, Inc.	32,110	1,306,877

		24,598,663

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	2,564	53,951
Acuity Brands, Inc.(a)	2,900	669,494
AMETEK, Inc.	14,900	724,140
Eaton Corp. PLC	29,137	1,954,801
Emerson Electric Co.	40,100	2,235,575
Nidec Corp. (Japan)	500	43,045
Rockwell Automation, Inc.	8,500	1,142,400
Vestas Wind Systems A/S (Denmark)	2,563	165,992

		6,989,398

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	19,500	1,310,400
Corning, Inc.	64,500	1,565,415
FLIR Systems, Inc.	8,800	318,472
Hitachi High-Technologies Corp. (Japan)	3,700	148,816
Hitachi Ltd. (Japan)	9,000	48,529
TDK Corp. (Japan)	2,400	164,564
TE Connectivity Ltd.	22,500	1,558,800

		5,114,996

Energy Equipment & Services — 0.6%
Baker Hughes, Inc.	27,398	1,780,048
FMC Technologies, Inc.*	14,300	508,079
Halliburton Co.	54,100	2,926,269
Helmerich & Payne, Inc.(a)	6,700	518,580
National Oilwell Varco, Inc.(a)	22,700	849,888
Schlumberger Ltd.	87,724	7,364,430
Transocean Ltd.*(a)	20,500	302,170

		14,249,464

COMMON STOCKS (continued)	Shares	Value (Note 2)

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	27,100	$2,863,928
Apartment Investment & Management Co. (Class A Stock)	9,533	433,275
AvalonBay Communities, Inc.	8,875	1,572,206
Boston Properties, Inc.	9,800	1,232,644
Crown Castle International Corp.	22,900	1,987,033
Dexus Property Group (Australia)	6,477	44,932
Digital Realty Trust, Inc.(a)	9,500	933,470
Equinix, Inc.	4,494	1,606,201
Equity Residential(a)	22,800	1,467,408
Essex Property Trust, Inc.(a)	4,150	964,875
Extra Space Storage, Inc.(a)	8,000	617,920
Federal Realty Investment Trust	4,500	639,495
General Growth Properties, Inc.	35,800	894,284
Goodman Group (Australia)	6,830	35,076
GPT Group (The) (Australia)	7,268	26,351
HCP, Inc.(a)	28,800	855,936
Host Hotels & Resorts, Inc.(a)	45,582	858,765
Iron Mountain, Inc.	14,902	484,017
Kimco Realty Corp.	25,600	644,096
Land Securities Group PLC (United Kingdom)	2,906	38,177
Link REIT (Hong Kong)	4,500	29,174
Macerich Co. (The)(a)	8,100	573,804
Mid-America Apartment Communities, Inc.	6,600	646,272
Mirvac Group (Australia)	96,402	148,044
Prologis, Inc.	32,877	1,735,577
Public Storage	9,500	2,123,250
Realty Income Corp.	16,100	925,428
Simon Property Group, Inc.	19,693	3,498,855
SL Green Realty Corp.	6,400	688,320
UDR, Inc.	15,900	580,032
Unibail-Rodamco SE (France)	196	46,708
Ventas, Inc.(a)	22,218	1,389,069
Vornado Realty Trust	11,425	1,192,427
Welltower, Inc.	22,800	1,526,004
Weyerhaeuser Co.	46,818	1,408,754

		34,711,807

Food & Staples Retailing — 1.0%
Carrefour SA (France)	1,094	26,339
Casino Guichard Perrachon SA (France)	488	23,382
Costco Wholesale Corp.	27,400	4,387,014
CVS Health Corp.	67,548	5,330,213
ICA Gruppen AB (Sweden)	5,153	156,846
J. Sainsbury PLC (United Kingdom)	58,582	180,050
Kroger Co. (The)	60,292	2,080,677
METRO AG (Germany)	5,220	173,499
Sysco Corp.	32,800	1,816,136
Wal-Mart Stores, Inc.	96,100	6,642,432
Walgreens Boots Alliance, Inc.	54,700	4,526,972
Whole Foods Market, Inc.(a)	19,000	584,440

		25,928,000

Food Products — 0.8%
Archer-Daniels-Midland Co.	36,726	1,676,542
Campbell Soup Co.	11,700	707,499

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products (continued)
Conagra Brands, Inc.	26,900	$1,063,895
General Mills, Inc.	37,800	2,334,906
Hershey Co. (The)	9,200	951,556
Hormel Foods Corp.	16,800	584,808
J.M. Smucker Co. (The)	7,500	960,450
Kellogg Co.	15,800	1,164,618
Kraft Heinz Co. (The)	37,917	3,310,912
Marine Harvest ASA (Norway)	8,837	159,777
McCormick & Co., Inc.(a)	7,500	699,975
Mead Johnson Nutrition Co.	11,967	846,785
MEIJI Holdings Co. Ltd. (Japan)	400	31,291
Mondelez International, Inc. (Class A Stock)	97,553	4,324,525
Nestle SA (Switzerland)	4,224	302,597
Orkla ASA (Norway)	1,982	17,935
Tate & Lyle PLC (United Kingdom)	3,149	27,405
Tyson Foods, Inc. (Class A Stock)	19,400	1,196,592
WH Group Ltd. (Hong Kong), 144A	220,500	177,744
Wilmar International Ltd. (Singapore)	3,800	9,388

		20,549,200

Gas Utilities
Gas Natural SDG SA (Spain)	1,629	30,647
Tokyo Gas Co. Ltd. (Japan)	7,000	31,599

		62,246

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	92,300	3,545,243
Baxter International, Inc.	31,900	1,414,446
Becton, Dickinson & Co.	13,778	2,280,948
Boston Scientific Corp.*	84,467	1,827,021
C.R. Bard, Inc.	4,700	1,055,902
Cooper Cos., Inc. (The)	2,800	489,804
Danaher Corp.	38,900	3,027,976
DENTSPLY SIRONA, Inc.	14,400	831,312
Edwards Lifesciences Corp.*	13,700	1,283,690
Hologic, Inc.*	17,500	702,100
Intuitive Surgical, Inc.*	2,450	1,553,716
Medtronic PLC	88,490	6,303,143
St. Jude Medical, Inc.	17,800	1,427,382
Stryker Corp.	20,000	2,396,200
Varian Medical Systems, Inc.*	6,200	556,636
Zimmer Biomet Holdings, Inc.	12,600	1,300,320

		29,995,839

Health Care Providers & Services — 1.3%
Aetna, Inc.	22,269	2,761,579
Alfresa Holdings Corp. (Japan)	5,800	95,798
AmerisourceBergen Corp.	11,600	907,004
Anthem, Inc.	16,800	2,415,336
Cardinal Health, Inc.	20,650	1,486,181
Centene Corp.*	11,000	621,610
Cigna Corp.	16,600	2,214,274
DaVita, Inc.*	10,700	686,940
Envision Healthcare Corp.*	6,500	411,385
Express Scripts Holding Co.*	40,649	2,796,245
Fresenius SE & Co. KGaA (Germany)	756	58,976

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Providers & Services (continued)
HCA Holdings, Inc.*	18,800	$1,391,576
Henry Schein, Inc.*	5,300	804,063
Humana, Inc.	9,600	1,958,688
Laboratory Corp. of America Holdings*	6,700	860,146
McKesson Corp.	14,330	2,012,649
Medipal Holdings Corp. (Japan)	10,500	165,397
Patterson Cos., Inc.(a)	5,400	221,562
Quest Diagnostics, Inc.	9,300	854,670
Ramsay Health Care Ltd. (Australia)	540	26,550
Sonic Healthcare Ltd. (Australia)	1,516	23,331
Suzuken Co. Ltd. (Japan)	210	6,859
UnitedHealth Group, Inc.	60,600	9,698,424
Universal Health Services, Inc. (Class B Stock)	5,700	606,366

		33,085,609

Health Care Technology
Cerner Corp.*	18,700	885,819

Hotels, Restaurants & Leisure — 0.8%
Aristocrat Leisure Ltd. (Australia)	15,595	173,988
Carnival Corp.	27,600	1,436,856
Chipotle Mexican Grill, Inc.*(a)	1,950	735,774
Compass Group PLC (United Kingdom)	11,699	216,217
Darden Restaurants, Inc.(a)	8,450	614,484
Marriott International, Inc. (Class A Stock)	20,568	1,700,562
McDonald’s Corp.	54,000	6,572,880
Paddy Power Betfair PLC (Ireland)	716	76,188
Royal Caribbean Cruises Ltd.	10,800	886,032
Starbucks Corp.	92,600	5,141,152
TUI AG (Germany)	1,957	28,019
Wyndham Worldwide Corp.	7,520	574,302
Wynn Resorts Ltd.(a)	5,300	458,503
Yum! Brands, Inc.	23,400	1,481,922

		20,096,879

Household Durables — 0.2%
D.R. Horton, Inc.	20,200	552,066
Electrolux AB (Sweden) (Class B Stock)	5,844	144,704
Garmin Ltd.(a)	7,000	339,430
Harman International Industries, Inc.	4,700	522,452
Iida Group Holdings Co. Ltd. (Japan)	7,500	142,179
Leggett & Platt, Inc.	8,400	410,592
Lennar Corp. (Class A Stock)	11,700	502,281
Mohawk Industries, Inc.*	4,200	838,656
Newell Brands, Inc.	29,414	1,313,335
Panasonic Corp. (Japan)	4,000	40,569
PulteGroup, Inc.	18,222	334,920
Sekisui House Ltd. (Japan)	2,300	38,213
Sony Corp. (Japan)	2,600	72,649
Whirlpool Corp.(a)	4,926	895,399

		6,147,445

Household Products — 0.9%
Church & Dwight Co., Inc.	16,400	724,716
Clorox Co. (The)	8,600	1,032,172

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products (continued)
Colgate-Palmolive Co.	56,600	$3,703,904
Henkel AG & Co. KGaA (Germany)	191	19,878
Kimberly-Clark Corp.	23,000	2,624,760
Procter & Gamble Co. (The)	169,525	14,253,662
Reckitt Benckiser Group PLC (United Kingdom)	1,179	99,872
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	1,127	31,721

		22,490,685

Independent Power & Renewable Electricity Producers
AES Corp.	39,500	458,990
Electric Power Development Co. Ltd. (Japan)	500	11,476
NRG Energy, Inc.	18,200	223,132

		693,598

Industrial Conglomerates — 1.3%
3M Co.	38,200	6,821,374
CK Hutchison Holdings Ltd. (Hong Kong)	3,916	44,206
DCC PLC (United Kingdom)	163	12,116
General Electric Co.	566,730	17,908,668
Honeywell International, Inc.	48,012	5,562,190
Jardine Matheson Holdings Ltd. (Hong Kong)	500	27,625
Roper Technologies, Inc.	6,600	1,208,328
Siemens AG (Germany)	2,072	253,696
Toshiba Corp. (Japan)*	15,000	36,233

		31,874,436

Insurance — 1.3%
Aflac, Inc.	26,000	1,809,600
AIA Group Ltd. (Hong Kong)	23,800	133,324
Allianz SE (Germany)	517	85,325
Allstate Corp. (The)	23,400	1,734,408
American International Group, Inc.	64,139	4,188,918
Aon PLC	17,200	1,918,316
Arthur J. Gallagher & Co.	10,700	555,972
Assicurazioni Generali SpA (Italy)	2,322	34,418
Assurant, Inc.	4,300	399,298
AXA SA (France)	3,864	97,407
Chubb Ltd.	29,286	3,869,266
Cincinnati Financial Corp.(a)	9,237	699,703
Hartford Financial Services Group, Inc. (The)	24,000	1,143,600
Legal & General Group PLC (United Kingdom)	64,188	195,542
Lincoln National Corp.	14,918	988,616
Loews Corp.	17,075	799,622
Marsh & McLennan Cos., Inc.	32,700	2,210,193
MetLife, Inc.	68,700	3,702,243
MS&AD Insurance Group Holdings, Inc. (Japan)	1,000	30,967
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	322	60,819
NN Group NV (Netherlands)	4,229	143,163
Principal Financial Group, Inc.	17,000	983,620

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Progressive Corp. (The)	36,300	$1,288,650
QBE Insurance Group Ltd. (Australia)	2,802	25,035
St. James’s Place PLC (United Kingdom)	6,542	81,604
Swiss Life Holding AG (Switzerland)	613	173,160
Swiss Re AG (Switzerland)	675	63,864
Tokio Marine Holdings, Inc. (Japan)	1,400	57,320
Torchmark Corp.	6,925	510,788
Travelers Cos., Inc. (The)	18,335	2,244,571
Unum Group	15,310	672,568
Willis Towers Watson PLC	8,700	1,063,836
XL Group Ltd. (Ireland)	18,000	670,680

		32,636,416

Internet & Direct Marketing Retail — 1.1%
Amazon.com, Inc.*	25,020	18,761,747
Expedia, Inc.	7,650	866,592
Netflix, Inc.*	27,350	3,385,930
Priceline Group, Inc. (The)*	3,180	4,662,071
TripAdvisor, Inc.*	7,350	340,820

		28,017,160

Internet Software & Services — 2.1%
Akamai Technologies, Inc.*	11,000	733,480
Alphabet, Inc. (Class A Stock)*	18,860	14,945,607
Alphabet, Inc. (Class C Stock)*	18,903	14,589,713
eBay, Inc.*	66,500	1,974,385
Facebook, Inc. (Class A Stock)*	148,700	17,107,935
VeriSign, Inc.*(a)	6,400	486,848
Yahoo!, Inc.*	55,300	2,138,451

		51,976,419

IT Services — 1.9%
Accenture PLC (Class A Stock)	39,800	4,661,774
Alliance Data Systems Corp.	3,840	877,440
Amadeus IT Group SA (Spain)	1,801	81,683
Atos SE (France)	1,247	131,432
Automatic Data Processing, Inc.	29,200	3,001,176
Cognizant Technology Solutions Corp. (Class A Stock)*	38,200	2,140,346
CSRA, Inc.	8,700	277,008
Fidelity National Information Services, Inc.	20,300	1,535,492
Fiserv, Inc.*	14,300	1,519,804
Fujitsu Ltd. (Japan)	24,000	132,901
Global Payments, Inc.	9,800	680,218
International Business Machines Corp.	55,600	9,229,044
Mastercard, Inc. (Class A Stock)	61,500	6,349,875
Paychex, Inc.(a)	20,300	1,235,864
PayPal Holdings, Inc.*	69,700	2,751,059
Teradata Corp.*	8,400	228,228
Total System Services, Inc.	11,096	544,037
Visa, Inc. (Class A Stock)(a)	119,800	9,346,796
Western Union Co. (The)(a)	30,410	660,505
Worldpay Group PLC (United Kingdom), 144A	12,018	39,901
Xerox Corp.	58,163	507,763

		45,932,346

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Leisure Products
Bandai Namco Holdings, Inc. (Japan)	2,700	$74,317
Hasbro, Inc.	7,000	544,530
Mattel, Inc.	21,351	588,220

		1,207,067

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	20,714	943,730
Illumina, Inc.*	9,500	1,216,380
Mettler-Toledo International, Inc.*	1,700	711,552
PerkinElmer, Inc.	6,600	344,190
QIAGEN NV*	406	11,377
Thermo Fisher Scientific, Inc.	25,000	3,527,500
Waters Corp.*	5,200	698,828

		7,453,557

Machinery — 0.8%
Amada Holdings Co. Ltd. (Japan)	600	6,684
Atlas Copco AB (Sweden) (Class A Stock)	6,396	194,033
Atlas Copco AB (Sweden) (Class B Stock)	1,000	27,187
Caterpillar, Inc.(a)	37,100	3,440,654
Cummins, Inc.	10,000	1,366,700
Deere & Co.(a)	19,200	1,978,368
Dover Corp.	10,100	756,793
Flowserve Corp.(a)	8,300	398,815
Fortive Corp.	18,750	1,005,563
Illinois Tool Works, Inc.	20,500	2,510,430
Ingersoll-Rand PLC	16,400	1,230,656
Kone OYJ (Finland) (Class B Stock)	680	30,385
PACCAR, Inc.	22,043	1,408,548
Parker-Hannifin Corp.	8,765	1,227,100
Pentair PLC (United Kingdom)	11,577	649,122
Sandvik AB (Sweden)	2,161	26,658
Schindler Holding AG (Switzerland)	270	47,128
Snap-on, Inc.	3,900	667,953
Stanley Black & Decker, Inc.	9,697	1,112,149
Volvo AB (Sweden) (Class B Stock)	652	7,591
Xylem, Inc.	11,600	574,432

		18,666,949

Marine
A.P. Moeller-Maersk A/S (Denmark) (Class A Stock)	6	9,055

Media — 1.5%
CBS Corp. (Class B Stock)	25,934	1,649,921
Charter Communications, Inc. (Class A Stock)*	13,550	3,901,316
Comcast Corp. (Class A Stock)	152,090	10,501,814
Discovery Communications, Inc. (Class A Stock)*(a)	8,500	232,985
Discovery Communications, Inc. (Class C Stock)*(a)	13,100	350,818
Interpublic Group of Cos., Inc. (The)	23,131	541,497
News Corp. (Class A Stock)	21,475	246,103
News Corp. (Class B Stock)	4,800	56,640
Omnicom Group, Inc.(a)	15,300	1,302,183
RTL Group SA (Luxembourg)	287	21,027

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Scripps Networks Interactive, Inc. (Class A Stock)(a)	6,100	$435,357
TEGNA, Inc.	11,400	243,846
Time Warner, Inc.	49,466	4,774,953
Twenty-First Century Fox, Inc. (Class A Stock)	67,800	1,901,112
Twenty-First Century Fox, Inc. (Class B Stock)	29,400	801,150
Viacom, Inc. (Class B Stock)	21,334	748,823
Walt Disney Co. (The)	93,900	9,786,258
WPP PLC (United Kingdom)	9,878	219,821

		37,715,624

Metals & Mining — 0.2%
Anglo American PLC (United Kingdom)*	2,378	33,599
BHP Billiton Ltd. (Australia)	5,784	103,619
Boliden AB (Sweden)	5,128	133,200
Fortescue Metals Group Ltd. (Australia)	41,517	173,500
Freeport-McMoRan, Inc.*	82,088	1,082,741
Mitsubishi Materials Corp. (Japan)	900	27,528
Newmont Mining Corp.	33,800	1,151,566
Nucor Corp.	20,400	1,214,208
Rio Tinto PLC (United Kingdom)	2,246	85,748
voestalpine AG (Austria)	3,347	130,879

		4,136,588

Multi-Utilities — 0.5%
Ameren Corp.	15,100	792,146
CenterPoint Energy, Inc.	25,300	623,392
CMS Energy Corp.	17,200	715,864
Consolidated Edison, Inc.(a)	19,800	1,458,864
Dominion Resources, Inc.(a)	38,932	2,981,802
DTE Energy Co.	11,700	1,152,567
National Grid PLC (United Kingdom)	8,921	104,231
NiSource, Inc.	19,600	433,944
Public Service Enterprise Group, Inc.	31,600	1,386,608
SCANA Corp.	9,600	703,488
Sempra Energy(a)	15,419	1,551,768
WEC Energy Group, Inc.	19,913	1,167,898

		13,072,572

Multiline Retail — 0.3%
Dollar General Corp.	17,200	1,274,004
Dollar Tree, Inc.*(a)	14,765	1,139,563
Harvey Norman Holdings Ltd. (Australia)	2,314	8,574
Kohl’s Corp.(a)	11,700	577,746
Macy’s, Inc.	19,474	697,364
Nordstrom, Inc.(a)	8,600	412,198
Target Corp.(a)	37,000	2,672,510

		6,781,959

Oil, Gas & Consumable Fuels — 3.2%
Anadarko Petroleum Corp.	34,654	2,416,423
Apache Corp.	23,914	1,517,822
BP PLC (United Kingdom)	54,358	340,469
Cabot Oil & Gas Corp.	27,700	647,072
Chesapeake Energy Corp.*	38,100	267,462

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	119,722	$14,091,279
Cimarex Energy Co.	6,200	842,580
Concho Resources, Inc.*(a)	9,000	1,193,400
ConocoPhillips	78,577	3,939,851
Devon Energy Corp.	33,400	1,525,378
EOG Resources, Inc.	36,200	3,659,820
EQT Corp.	11,200	732,480
Exxon Mobil Corp.	263,899	23,819,524
Galp Energia SGPS SA (Portugal)	13,233	197,281
Hess Corp.	17,100	1,065,159
Kinder Morgan, Inc.	119,298	2,470,662
Marathon Oil Corp.	51,882	898,077
Marathon Petroleum Corp.	33,082	1,665,679
Murphy Oil Corp.(a)	10,200	317,526
Neste Oyj (Finland)	4,433	169,641
Newfield Exploration Co.*	12,100	490,050
Noble Energy, Inc.	26,300	1,000,978
Occidental Petroleum Corp.	48,300	3,440,409
ONEOK, Inc.(a)	12,900	740,589
Phillips 66	29,338	2,535,097
Pioneer Natural Resources Co.	10,450	1,881,731
Range Resources Corp.	10,300	353,908
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	8,689	239,849
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	6,920	198,826
Southwestern Energy Co.*	28,800	311,616
Spectra Energy Corp.	43,762	1,798,181
Statoil ASA (Norway)	450	8,213
Tesoro Corp.(a)	7,800	682,110
TOTAL SA (France)	4,090	209,785
Valero Energy Corp.	30,100	2,056,432
Williams Cos., Inc. (The)	42,500	1,323,450

		79,048,809

Paper & Forest Products
Mondi PLC (South Africa)	2,108	43,050
Stora Enso OYJ (Finland) (Class R Stock)	2,120	22,678
UPM-Kymmene OYJ (Finland)	5,941	145,291

		211,019

Personal Products — 0.1%
Coty, Inc. (Class A Stock)	26,800	490,708
Estee Lauder Cos., Inc. (The) (Class A Stock)	13,900	1,063,211
Kao Corp. (Japan)	900	42,601
Unilever NV (United Kingdom), CVA	3,257	133,794
Unilever PLC (United Kingdom)	2,044	82,660

		1,812,974

Pharmaceuticals — 2.6%
Allergan PLC*(a)	24,375	5,118,994
Astellas Pharma, Inc. (Japan)	9,100	126,248
AstraZeneca PLC (United Kingdom)	2,302	125,708
Bayer AG (Germany)	3,107	323,699
Bristol-Myers Squibb Co.	105,070	6,140,291
Daiichi Sankyo Co. Ltd. (Japan)	1,200	24,503
Eli Lilly & Co.	61,400	4,515,970

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Endo International PLC*	12,500	$205,875
GlaxoSmithKline PLC (United Kingdom)	9,498	182,443
Johnson & Johnson	173,248	19,959,902
Mallinckrodt PLC*	6,900	343,758
Merck & Co., Inc.	175,133	10,310,080
Mitsubishi Tanabe Pharma Corp. (Japan)	5,200	101,815
Mylan NV*	28,400	1,083,460
Novartis AG (Switzerland)	4,229	307,548
Novo Nordisk A/S (Denmark) (Class B Stock)	3,450	123,759
Perrigo Co. PLC(a)	9,300	774,039
Pfizer, Inc.	386,170	12,542,802
Roche Holding AG (Switzerland)	1,659	378,173
Sanofi (France)	2,160	174,669
Shionogi & Co. Ltd. (Japan)	500	23,896
Teva Pharmaceutical Industries Ltd. (Israel)	3,561	128,222
Zoetis, Inc.	31,300	1,675,489

		64,691,343

Professional Services — 0.1%
Adecco Group AG (Switzerland)	1,874	122,329
Dun & Bradstreet Corp. (The)	2,300	279,036
Equifax, Inc.	7,500	886,725
Intertek Group PLC (United Kingdom)	322	13,800
Nielsen Holdings PLC	21,200	889,340
Randstad Holding NV (Netherlands)	3,016	163,370
RELX PLC (United Kingdom)	5,807	103,484
Robert Half International, Inc.	8,400	409,752
Verisk Analytics, Inc.*	10,000	811,700
Wolters Kluwer NV (Netherlands)	593	21,449

		3,700,985

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*	18,200	573,118
Cheung Kong Property Holdings Ltd. (Hong Kong)	5,500	33,589
Daito Trust Construction Co. Ltd. (Japan)	1,100	165,372
Daiwa House Industry Co. Ltd. (Japan)	1,000	27,270
Kerry Properties Ltd. (Hong Kong)	5,000	13,521
Mitsubishi Estate Co. Ltd. (Japan)	2,000	39,729
Mitsui Fudosan Co. Ltd. (Japan)	2,000	46,301
Sun Hung Kai Properties Ltd. (Hong Kong)	13,000	163,702
Wharf Holdings Ltd. (The) (Hong Kong)	3,000	19,872
Wheelock & Co. Ltd. (Hong Kong)	3,000	16,837

		1,099,311

Road & Rail — 0.5%
CSX Corp.	59,200	2,127,056
East Japan Railway Co. (Japan)	600	51,731
JB Hunt Transport Services, Inc.	6,000	582,420
Kansas City Southern	6,900	585,465

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Road & Rail (continued)
Norfolk Southern Corp.	18,700	$2,020,909
Ryder System, Inc.	3,600	267,984
Union Pacific Corp.	52,900	5,484,672

		11,120,237

Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	19,600	1,423,352
Applied Materials, Inc.	67,700	2,184,679
Broadcom Ltd. (Singapore)	25,080	4,433,392
First Solar, Inc.*(a)	5,100	163,659
Intel Corp.	300,300	10,891,881
KLA-Tencor Corp.	10,000	786,800
Lam Research Corp.(a)	10,250	1,083,732
Linear Technology Corp.	14,900	929,015
Microchip Technology, Inc.(a)	13,600	872,440
Micron Technology, Inc.*	63,300	1,387,536
NVIDIA Corp.(a)	33,850	3,613,149
Qorvo, Inc.*(a)	7,707	406,390
QUALCOMM, Inc.	94,000	6,128,800
Skyworks Solutions, Inc.	12,100	903,386
Texas Instruments, Inc.	64,000	4,670,080
Tokyo Electron Ltd. (Japan)	300	28,215
Xilinx, Inc.	16,200	977,994

		40,884,500

Software — 2.2%
Activision Blizzard, Inc.	42,200	1,523,842
Adobe Systems, Inc.*	31,500	3,242,925
Autodesk, Inc.*	13,700	1,013,937
CA, Inc.	18,864	599,309
Check Point Software Technologies Ltd. (Israel)*	900	76,014
Citrix Systems, Inc.*	9,900	884,169
Electronic Arts, Inc.*	19,400	1,527,944
Intuit, Inc.	16,400	1,879,604
Konami Holdings Corp. (Japan)	3,200	129,147
Microsoft Corp.	494,700	30,740,658
Oracle Corp.	191,200	7,351,640
Red Hat, Inc.*	11,400	794,580
Sage Group PLC (The) (United Kingdom)	4,244	34,211
salesforce.com, inc.*	40,200	2,752,092
SAP SE (Germany)	1,214	105,018
Symantec Corp.	38,178	912,072

		53,567,162

Specialty Retail — 1.3%
Advance Auto Parts, Inc.	4,800	811,776
AutoNation, Inc.*	4,674	227,390
AutoZone, Inc.*	1,950	1,540,090
Bed Bath & Beyond, Inc.(a)	9,400	382,016
Best Buy Co., Inc.(a)	18,025	769,127
CarMax, Inc.*(a)	12,100	779,119
Foot Locker, Inc.	8,900	630,921
Gap, Inc. (The)(a)	13,300	298,452
Home Depot, Inc. (The)	78,450	10,518,576
Industria de Diseno Textil SA (Spain)	5,306	180,755
Kingfisher PLC (United Kingdom)	8,899	38,341

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
L Brands, Inc.	15,806	$1,040,667
Lowe’s Cos., Inc.	55,800	3,968,496
O’Reilly Automotive, Inc.*(a)	6,200	1,726,142
Ross Stores, Inc.	25,700	1,685,920
Signet Jewelers Ltd.(a)	5,200	490,152
Staples, Inc.	37,049	335,293
Tiffany & Co.(a)	7,400	572,982
TJX Cos., Inc. (The)	42,000	3,155,460
Tractor Supply Co.	8,800	667,128
Ulta Salon Cosmetics & Fragrance, Inc.*	4,000	1,019,760
Urban Outfitters, Inc.*	4,300	122,464

		30,961,027

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	340,590	39,447,134
Brother Industries Ltd. (Japan)	9,200	165,392
FUJIFILM Holdings Corp. (Japan)	900	34,079
Hewlett Packard Enterprise Co.	104,448	2,416,927
HP, Inc.	106,548	1,581,172
NEC Corp. (Japan)	11,000	29,094
NetApp, Inc.	17,800	627,806
Seagate Technology PLC(a)	18,800	717,596
Western Digital Corp.	17,803	1,209,714

		46,228,914

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	372	58,671
Coach, Inc.	17,300	605,846
Hanesbrands, Inc.	23,600	509,052
Hermes International (France)	52	21,331
LVMH Moet Hennessy Louis Vuitton SE (France)	548	104,489
Michael Kors Holdings Ltd.*	10,700	459,886
NIKE, Inc. (Class B Stock)(a)	84,400	4,290,052
PVH Corp.	5,300	478,272
Ralph Lauren Corp.(a)	3,800	343,216
Swatch Group AG (The) (Switzerland)	363	22,153
Under Armour, Inc. (Class A Stock)*(a)	11,900	345,695
Under Armour, Inc. (Class C Stock)*(a)	12,074	303,903
VF Corp.	21,300	1,136,355

		8,678,921

Tobacco — 0.8%
Altria Group, Inc.	123,100	8,324,022
British American Tobacco PLC (United Kingdom)	5,979	338,864
Japan Tobacco, Inc. (Japan)	3,800	124,730
Philip Morris International, Inc.	98,700	9,030,063
Reynolds American, Inc.	51,638	2,893,794

		20,711,473

Trading Companies & Distributors — 0.1%
Ashtead Group PLC (United Kingdom)	1,960	38,103
Fastenal Co.(a)	18,200	855,036
ITOCHU Corp. (Japan)	13,700	181,399

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Trading Companies & Distributors (continued)
Mitsubishi Corp. (Japan)	5,300	$112,565
Mitsui & Co. Ltd. (Japan)	16,000	219,237
United Rentals, Inc.*	6,000	633,480
W.W. Grainger, Inc.	3,800	882,550

		2,922,370

Transportation Infrastructure
Abertis Infraestructuras SA (Spain)	2,121	29,633
Aena SA (Spain), 144A, RegS	782	106,541
Atlantia SpA (Italy)	757	17,711
Auckland International Airport Ltd. (New Zealand)	3,721	16,140
Sydney Airport (Australia)	4,183	18,056

		188,081

Water Utilities
American Water Works Co., Inc.	11,100	803,196

Wireless Telecommunication Services
KDDI Corp. (Japan)	3,500	88,386
NTT DOCOMO, Inc. (Japan)	2,700	61,412
SoftBank Group Corp. (Japan)	2,300	152,200
Vodafone Group PLC (United Kingdom)	48,846	120,205

		422,203

TOTAL COMMON STOCKS (cost $504,126,534)		1,249,739,672

PREFERRED STOCKS — 0.1%	Shares	Value (Note 2)

Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	212	$16,191
Volkswagen AG (Germany) (PRFC)	1,519	212,535

		228,726

Banks
Citigroup Capital XIII 7.257%, (Capital Security, fixed to floating preferred)	20,000	516,400

Capital Markets — 0.1%
State Street Corp. 5.350%, (Capital Security, fixed to floating preferred)	30,000	750,600

Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	355	42,259

TOTAL PREFERRED STOCKS (cost $1,488,613)		1,537,985

UNAFFILIATED EXCHANGE TRADED FUND
iShares MSCI EAFE ETF(a) (cost $177,380)	3,226	186,237

ASSET-BACKED SECURITIES — 5.2%	Interest Rate		Maturity Date	Principal Amount (000)#
Collateralized Loan Obligations — 1.7%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(b)	04/20/25	2,100	2,097,629
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A	2.288%	(b)	04/28/26	400	400,839
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.480%	(b)	10/15/26	2,000	2,005,078
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	2.432%	(b)	04/18/27	1,000	1,001,456
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	2.420%	(b)	10/15/26	600	600,633
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	2.480%	(b)	10/17/26	250	250,353
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.412%	(b)	04/18/27	1,000	1,000,365
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	2.080%	(b)	07/15/24	1,000	996,275
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030%	(b)	04/17/25	2,200	2,197,045
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.431%	(b)	04/20/26	1,650	1,652,202
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.280%	(b)	01/17/26	250	249,917
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	2.350%	(b)	10/15/26	750	751,482
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.331%	(b)	05/05/27	250	249,807
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A(c)	3.280%		01/25/27	750	740,510
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.420%	(b)	04/15/27	250	250,167
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.496%	(b)	05/15/26	250	250,312
Magnetite Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A(c)	2.302%	(b)	07/25/26	2,000	2,003,305
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A(c)	2.332%	(b)	01/18/27	500	500,992
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.631%	(b)	04/20/28	1,250	1,252,214
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.032%	(b)	07/22/25	1,000	1,000,421
Race Point CLO Ltd. (Cayman Islands), Series 2011-5A, Class AR, 144A	2.263%	(b)	12/15/22	201	201,327
Race Point CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	2.161%	(b)	02/20/25	250	250,103
Regatta Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.292%	(b)	07/25/26	1,250	1,250,768

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.360%	(b)	07/17/26	500	$500,775
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.381%	(b)	05/07/26	2,500	2,508,290
Shackleton CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	2.360%	(b)	07/17/26	1,500	1,502,361
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(b)	04/15/25	2,600	2,595,427
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.556%	(b)	08/17/22	500	499,007
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.581%	(b)	10/20/23	900	901,435
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	2.502%	(b)	01/22/27	1,750	1,749,695
TIAA CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.581%	(b)	07/20/28	1,750	1,752,682
Trinitas CLO Ltd (Cayman Islands), Series 2016-5A, Class A, 144A	2.434%	(b)	10/25/28	2,500	2,499,437
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.000%	(b)	07/15/25	2,200	2,200,936
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.020%	(b)	04/15/24	1,500	1,500,594
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.381%	(b)	04/20/26	1,300	1,298,873
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	504,026

					41,166,738

Non-Residential Mortgage-Backed Securities — 2.7%
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	1.504%	(b)	05/15/20	2,700	2,698,349
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A2B	1.399%	(b)	04/08/19	1,383	1,384,203
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(b)	10/08/19	2,494	2,499,589
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2B	1.209%	(b)	11/08/19	800	800,863
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	800	792,720
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,475	1,467,584
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	4,800	4,763,482
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	3,800	3,753,520
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(b)	04/15/19	6,200	6,199,487
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	2,100	2,094,055
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	2,325	2,344,846
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	2,400	2,420,072
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 144A	2.310%		08/15/27	4,100	4,092,039
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	2,500	2,458,700
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(c)	1.038%	(b)	05/15/20	1,600	1,600,697
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A(c)	1.554%	(b)	05/17/21	1,700	1,708,954
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	4,200	4,169,749
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	2,500	2,460,149
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	2,400	2,384,166
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040%		01/15/21	854	855,442
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	3,800	3,800,133
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(b)	12/17/18	115	114,988
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(b)	12/17/18	329	328,768
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	1,118	1,118,067
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	1,116	1,110,274
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A, 144A	3.080%		03/21/33	2,080	2,100,043
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	2,259	2,270,367
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	4,665	4,701,854
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	527	517,955
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	1,200	1,200,638

					68,211,753

Residential Mortgage-Backed Securities — 0.8%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	2.406%	(b)	03/25/33	208	199,914
Credit Suisse Mortgage Trust, Series 2016-RPL1, Class A1, 144A	3.767%	(b)	12/26/46	4,132	4,116,755
Credit Suisse Mortgage Trust, Series 2016-12R, Class 1A1, 144A(d)	3.239%	(b)	02/28/47	2,820	2,820,000
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.765%	(b)	07/25/35	368	351,484
CWABS, Inc., Asset-Backed Certificates, Series 2004-1, Class M1	1.506%	(b)	03/25/34	1,626	1,568,842

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.792%		07/25/34	346	$328,474
Fremont Home Loan Trust, Series 2004-2, Class M1	1.611%	(b)	07/25/34	506	463,032
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	1.379%	(b)	06/25/34	424	411,392
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.956%	(b)	05/25/33	113	109,627
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.806%	(b)	12/27/33	674	656,551
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.656%	(b)	07/25/32	245	236,978
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	2.031%	(b)	09/25/32	2,619	2,517,865
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.521%	(b)	02/25/34	772	722,364
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250%		04/25/46	1,647	1,659,019
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%		02/25/55	694	695,612
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45	2,139	2,137,155

					18,995,064

TOTAL ASSET-BACKED SECURITIES (cost $127,913,777)					128,373,555

BANK LOANS(b) — 0.3%
Food
Aramark Corp.	3.430%		02/24/21	381	384,233

Media & Entertainment
Nielsen Finance LLC	3.442%		10/04/23	672	676,917

Pharmaceuticals — 0.1%
RPI Finance Trust	3.498%		10/14/22	1,006	1,016,854

Technology — 0.2%
Avago Technologies Cayman Finance Ltd. (Singapore)	3.881%		02/01/23	727	736,638
Dell International LLC	2.998%		12/31/18	500	499,219
Dell International LLC	4.020%		09/07/23	610	619,913
First Data Corp.	3.998%		03/24/21	940	948,981
Trans Union LLC	3.520%		04/09/21	389	391,436
Western Digital Corp.	4.748%		04/29/23	700	709,361

					3,905,548

Telecommunications
T-Mobile USA, Inc.	3.707%		11/09/22	733	740,188

TOTAL BANK LOANS (cost $6,595,334)					6,723,740

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.6%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class AS, 144A	3.172%		05/15/49	3,100	3,052,396
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.587%	(b)	04/10/49	2,191	2,201,715
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3	3.014%		05/10/58	2,500	2,431,497
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.711%	(b)	12/10/49	800	806,936
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	900	905,278
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,090	2,164,670
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%		05/10/49	2,700	2,640,788
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	994,960
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,400	1,415,034
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	2,000	2,042,116
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,100	2,168,950
Commercial Mortgage Trust, Series 2014-LC17, Class A4	3.648%		10/10/47	5,000	5,185,823
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,700	1,733,196
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	2,500	2,558,252
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 144A	3.555%	(b)	09/10/35	1,100	1,131,841
Fannie Mae-Aces, Series 2014-M2, Class A2	3.513%	(b)	12/25/23	1,925	2,005,234
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829%	(b)	01/25/25	4,100	4,066,914
Fannie Mae-Aces, Series 2015-M17, Class A2	2.940%	(b)	11/25/25	3,000	3,013,884
Fannie Mae-Aces, Series 2016-M7, Class AB2	2.385%		09/25/26	1,800	1,669,215

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.442%	(b)	05/25/22	20,259	$1,274,814
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.481%	(b)	06/25/22	5,603	368,576
FHLMC Multifamily Structured Pass-Through Certificates, Series K045, Class A2	3.023%		01/25/25	4,965	5,045,286
FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2	3.284%	(b)	06/25/25	3,650	3,771,258
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1,IO	1.369%	(b)	03/25/26	9,331	916,951
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.759%	(b)	05/25/19	15,802	526,934
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.692%	(b)	07/25/19	16,616	562,502
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(b)	05/25/25	1,900	1,921,057
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	3,000	3,002,028
GS Mortgage Securities Trust, Series 2015-GC34, Class A3	3.244%		10/10/48	4,800	4,808,330
GS Mortgage Securities Trust, Series 2016-GS4, Class A3	3.178%		11/10/49	4,000	3,993,376
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,100	1,127,553
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	5,000	4,932,718
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A	2.881%		06/15/49	2,500	2,441,701
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	792	805,773
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,500	1,502,230
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,200	3,235,584
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,219	1,243,755
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,100	1,112,004
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(b)	07/15/40	2,500	2,565,752
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,200	1,210,809
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A3	3.540%		12/15/48	5,000	5,135,655
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531%		08/15/49	6,300	5,959,370
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,400	1,411,029
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,200	3,218,562
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,500	1,513,070
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	3,838	3,897,378
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class XB, IO	1.343%	(b)	08/15/49	9,000	948,935
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3	2.642%		11/15/49	4,500	4,266,067

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $117,304,605)					114,907,756

CORPORATE BONDS — 10.7%
Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,585	1,674,738
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	690	790,501
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	1,680	1,681,559
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	290	330,843

					4,477,641

Airlines — 0.2%
American Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%		11/01/28	2,449	2,411,785
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		03/15/19	34	34,604

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines (continued)
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%		12/15/22	30	$31,582
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		05/10/21	487	544,139
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		07/12/22	509	537,294
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		04/29/26	343	350,836
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	6.821%		02/10/24	264	303,256
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		11/23/20	311	325,410
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		10/15/20	593	625,692

					5,164,598

Auto Manufacturers — 0.3%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	1,090	1,034,854
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, GMTN	4.389%		01/08/26	1,240	1,256,709
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,065	1,177,335
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36	585	668,659
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.700%		03/15/17	380	380,888
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.850%		01/15/21	2,300	2,309,752

					6,828,197

Banks — 2.9%
Bank of America Corp., Jr. Sub. Notes	6.300%	(b)	12/29/49	275	287,375
Bank of America Corp., Jr. Sub. Notes	8.000%	(b)	07/29/49	2,100	2,157,750
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,290	1,448,977
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,330	1,368,542
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	360	361,202
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26	4,770	4,706,425
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	745	768,348
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	105	110,015
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	1,700	1,702,135
Bank of America NA, Sub. Notes	5.300%		03/15/17	850	856,583
Bank of America NA, Sub. Notes	6.000%		10/15/36	805	971,212
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		01/12/26	1,205	1,220,451
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	3,325	3,368,291
Citigroup, Inc., Jr. Sub. Notes	5.950%	(b)	12/29/49	1,590	1,613,770
Citigroup, Inc., Jr. Sub. Notes	6.125%	(b)	12/29/49	945	978,075
Citigroup, Inc., Jr. Sub. Notes	6.250%	(b)	12/29/49	640	658,560
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	1,610	1,601,712
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	1,125	1,199,448
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	850	1,263,044
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	1,485	1,508,531
Compass Bank, Sr. Unsec’d. Notes	1.850%		09/29/17	1,050	1,047,617
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%		05/12/21	1,240	1,227,461
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	595	606,141
Discover Bank, Sub. Notes	7.000%		04/15/20	485	538,533
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	(b)	12/29/49	560	536,900
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(b)	12/29/49	1,800	1,818,000
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		02/25/26	1,165	1,168,423
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,305	2,526,257
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	1,250	1,405,269
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	220	272,705
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	1,100	1,358,332
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,230	1,327,832
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	920	994,250

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	(b)	10/29/49	1,175	$1,188,953
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	12/29/49	2,000	2,071,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	1,660	1,756,672
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	3,525	3,566,725
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	195	207,930
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800%		01/13/20	1,770	1,930,150
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%		02/06/25	2,385	2,323,686
Morgan Stanley, Jr. Sub. Notes	5.450%	(b)	07/29/49	640	633,600
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	605	621,422
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.450%		01/09/17	1,530	1,530,753
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	840	930,835
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	6.625%		04/01/18	100	105,753
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%		07/24/42	640	822,507
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	3,050	3,125,481
National City Corp., Sub. Notes	6.875%		05/15/19	2,687	2,957,541
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	1.875%		09/17/18	1,590	1,589,216
PNC Bank NA, Sr. Unsec’d. Notes	1.950%		03/04/19	455	455,480
PNC Bank NA, Sub. Notes	3.800%		07/25/23	480	494,908
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	925	930,063
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	915	920,423

					71,141,264

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%		02/01/36	2,005	2,108,995

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663%		06/15/51	1,527	1,467,612
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%		03/01/47	30	28,494
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	110	127,141

					1,623,247

Building Materials
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(c)	5.375%		11/15/24	1,135	1,166,212

Chemicals — 0.2%
Celanese US Holdings LLC, Gtd. Notes	5.875%		06/15/21	1,160	1,288,193
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	445	367,263
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	5	5,017
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	30	46,545
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%		02/26/55	955	887,428
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	800	845,322
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	5.450%		11/15/33	265	262,829
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	860	828,778
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%		06/01/25	500	601,944
Westlake Chemical Corp., Gtd. Notes, 144A	4.625%		02/15/21	750	776,250

					5,909,569

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A(c)	6.375%		10/15/17	1,198	1,241,302
ERAC USA Finance LLC, Gtd. Notes, 144A(c)	7.000%		10/15/37	390	494,152
United Rentals North America, Inc., Gtd. Notes	5.875%		09/15/26	400	411,500

					2,146,954

Computers — 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%		06/01/19	825	842,165
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%		06/15/21	700	724,322
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(b)	10/05/17	2,915	2,931,207
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(b)	10/05/18	545	550,271
Seagate HDD Cayman, Gtd. Notes	3.750%		11/15/18	455	466,204

					5,514,169

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	600	$611,250
Bear Stearns Cos. LLC (The), Gtd. Notes	6.400%	10/02/17	270	279,706
Bear Stearns Cos. LLC (The), Gtd. Notes	7.250%	02/01/18	1,135	1,201,100
Discover Financial Services, Sr. Unsec’d. Notes	3.850%	11/21/22	900	913,710
GE Capital International Funding Co., Gtd. Notes	4.418%	11/15/35	922	966,170
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	465	478,480
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(e)	5.250%	02/06/12	1,850	106,375
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(e)	6.875%	05/02/18	700	41,370
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	295	317,863
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	1.875%	07/15/18	55	55,426
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	2.450%	07/15/24	285	277,625
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	3.250%	06/15/25	895	924,511
Synchrony Financial, Sr. Unsec’d. Notes	2.700%	02/03/20	2,175	2,168,551

				8,342,137

Electric — 0.6%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%	10/01/36	530	672,831
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%	04/01/36	340	424,619
Black Hills Corp., Sr. Unsec’d. Notes	2.500%	01/11/19	950	953,788
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%	03/15/33	300	399,483
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.500%	12/01/39	145	170,731
Dominion Resources, Inc., Jr. Sub. Notes	4.104%	04/01/21	2,470	2,572,920
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	530	668,515
Dynegy, Inc., Gtd. Notes	6.750%	11/01/19	345	351,037
Dynegy, Inc., Gtd. Notes	7.375%	11/01/22	255	243,525
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	845	974,330
Emera U.S. Finance LP (Canada), Gtd. Notes, 144A	3.550%	06/15/26	745	732,357
Eversource Energy, Sr. Unsec’d. Notes	4.500%	11/15/19	605	642,164
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,375	1,384,441
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	265	281,315
Florida Power & Light Co., First Mortgage	5.950%	10/01/33	380	473,883
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	140	160,410
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	545	581,597
NRG Energy, Inc., Gtd. Notes, 144A	7.250%	05/15/26	685	681,575
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	135	145,739
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800%	05/01/37	515	638,104
Southern California Edison Co., First Mortgage	3.600%	02/01/45	690	652,671
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	511,441

				14,317,476

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	800	840,000

Food — 0.1%
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	1,510	1,417,644
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	360	338,752
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	715	707,403

				2,463,799

Forest Products & Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A(c)	5.400%	11/01/20	275	302,329
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,270	1,426,225
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	304	329,985

				2,058,539

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	45	46,629
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	500	545,994

				592,623

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Products — 0.3%
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	372	$380,415
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	2,515	2,589,731
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	997	1,054,754
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%	09/15/18	3,700	3,705,221

				7,730,121

Healthcare-Services — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%	06/15/36	480	610,650
Aetna, Inc., Sr. Unsec’d. Notes	6.750%	12/15/37	1,050	1,364,592
Anthem, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	330	331,574
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	260	261,013
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/15/18	181	177,380
Cigna Corp., Sr. Unsec’d. Notes	5.875%	03/15/41	540	620,726
Cigna Corp., Sr. Unsec’d. Notes	6.150%	11/15/36	640	742,113
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	1,235	1,278,225
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	900	925,875
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	350	365,312
HCA, Inc., Sr. Sec’d. Notes	5.250%	06/15/26	700	723,625
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22	160	161,329
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%	08/01/45	340	329,994
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%	10/15/42	440	428,498
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%	06/15/17	115	117,368
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%	11/15/37	410	536,306

				8,974,580

Home Builders
D.R. Horton, Inc., Gtd. Notes	3.625%	02/15/18	375	378,750

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%	04/01/26	610	636,706
Newell Brands, Inc., Sr. Unsec’d. Notes	6.250%	04/15/18	1,600	1,683,841

				2,320,547

Insurance — 0.7%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%	11/15/20	480	517,790
American International Group, Inc., Sr. Unsec’d. Notes(a)	4.500%	07/16/44	1,910	1,883,403
AXIS Specialty Finance LLC, Gtd. Notes	5.875%	06/01/20	990	1,085,165
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125%	03/15/26	1,350	1,341,232
Chubb Corp. (The), Gtd. Notes	6.375%(b)	03/29/67	1,260	1,184,400
Chubb INA Holdings, Inc., Gtd. Notes(a)	3.350%	05/03/26	705	714,102
Chubb INA Holdings, Inc., Gtd. Notes	4.350%	11/03/45	100	105,630
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%	04/15/22	635	704,333
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	05/01/42	215	254,911
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.000%	03/15/34	910	1,080,492
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%	10/09/37	701	825,639
Markel Corp., Sr. Unsec’d. Notes	5.000%	03/30/43	165	167,352
New York Life Insurance Co., Sub. Notes, 144A	6.750%	11/15/39	650	854,948
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%	03/30/40	350	430,985
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%	04/30/20	640	703,689
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%	06/15/39	695	1,026,601
Principal Financial Group, Inc., Gtd. Notes	4.625%	09/15/42	105	108,749
Progressive Corp. (The), Jr. Sub. Notes	6.700%(b)	06/15/67	715	698,913
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%	01/26/45	570	531,975
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%	12/16/39	1,430	1,855,745
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.300%	08/25/45	660	683,665
Unum Group, Sr. Unsec’d. Notes	5.625%	09/15/20	315	343,037
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%	08/15/19	575	626,352

				17,729,108

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	555	$592,463
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	490	498,574
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	805	811,740
Marriott International, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,700	2,878,240
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	405	408,409

					5,189,426

Machinery-Diversified — 0.1%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	1,100	1,156,375
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,060	1,144,346

					2,300,721

Media — 0.6%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	250	292,566
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	35	43,951
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,265	1,621,611
AMC Networks, Inc., Gtd. Notes	5.000%		04/01/24	1,225	1,231,125
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	900	936,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%		05/01/25	720	741,600
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%		10/23/35	630	719,354
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%		10/23/45	1,000	1,156,079
Comcast Cable Holdings LLC, Gtd. Notes	9.875%		06/15/22	1,440	1,859,639
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	625	801,530
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%		07/28/17	750	764,820
Time Warner Cable, Inc., Sr. Sec’d. Notes	5.850%		05/01/17	1,240	1,257,597
Time Warner, Inc., Gtd. Notes	3.800%		02/15/27	585	581,678
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	175	202,009
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	495	577,557
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42	50	41,449
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	150	130,038
Viacom, Inc., Sr. Unsec’d. Notes	5.250%		04/01/44	340	309,312
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	850	871,250

					14,139,165

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	700	781,872
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(b)	10/19/75	845	914,882
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	400	392,690
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40	300	323,672

					2,413,116

Miscellaneous Manufacturing — 0.1%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,040	1,066,000
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	1,050	1,064,437

					2,130,437

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19	1,065	1,058,059
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	2.400%		10/26/22	855	830,001
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%		02/11/20	800	851,156

					2,739,216

Oil & Gas — 0.6%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36	1,000	404,312
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,040	1,237,773
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%		03/15/46	195	240,505
ConocoPhillips Co., Gtd. Notes	4.950%		03/15/26	1,700	1,876,803
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%		06/15/45	85	83,498

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	225	$231,749
Devon Financing Co. LLC, Gtd. Notes	7.875%	09/30/31	1,350	1,712,939
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	830	786,036
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%	03/15/25	1,555	1,606,738
Hess Corp., Sr. Unsec’d. Notes	4.300%	04/01/27	780	776,429
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	890	904,703
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%	11/15/44	925	927,727
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%	02/15/27	415	401,544
Phillips 66, Gtd. Notes	2.950%	05/01/17	415	417,315
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,450	1,539,366
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%	02/14/22	400	432,441
Valero Energy Corp., Sr. Unsec’d. Notes(a)	4.900%	03/15/45	225	224,222

				13,804,100

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	2,170	2,274,138

Packaging & Containers — 0.1%
Ball Corp., Gtd. Notes	4.375%	12/15/20	465	485,925
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22	675	732,738

				1,218,663

Pharmaceuticals — 0.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	950	940,964
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	1,595	1,567,130
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	805	805,948
Actavis Funding SCS, Gtd. Notes	4.550%	03/15/35	1,625	1,608,412
Actavis Funding SCS, Gtd. Notes	4.750%	03/15/45	230	225,799
Actavis, Inc., Gtd. Notes	6.125%	08/15/19	440	480,713
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	2.750%	02/10/25	340	333,833
Merck & Co., Inc., Sr. Unsec’d. Notes	3.700%	02/10/45	1,105	1,053,664
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44	700	754,908
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	3.150%	10/01/26	460	424,086
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	4.100%	10/01/46	145	124,245
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	90	87,604

				8,407,306

Pipelines — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	473	490,738
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	4.650%	06/01/21	610	633,344
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%	03/15/35	200	186,906
Enterprise Products Operating LLC, Gtd. Notes(a)	3.700%	02/15/26	550	551,994
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	1,055	1,071,945
Enterprise Products Operating LLC, Gtd. Notes(a)	3.950%	02/15/27	810	829,758
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%	02/15/18	530	552,854
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	1,140	1,108,086
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	130	147,474

				5,573,099

Real Estate
Prologis LP, Gtd. Notes	6.875%	03/15/20	68	76,279

Real Estate Investment Trusts (REITs)
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	550	552,350
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	190	196,434

				748,784

Retail — 0.3%
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	590	657,524
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	170	192,624
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.000%	04/01/26	585	583,877

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%		03/15/45	565	$602,118
L Brands, Inc., Gtd. Notes	5.625%		02/15/22	1,300	1,387,750
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%		03/15/29	345	445,650
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%		01/15/22	300	307,268
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%		01/30/26	1,925	1,959,837
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%		12/01/25	1,020	1,060,800
Target Corp., Sr. Unsec’d. Notes	3.500%		07/01/24	265	275,266

					7,472,714

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	1,195	1,201,718

Semiconductors — 0.1%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%		03/15/23	1,200	1,266,000

Software — 0.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%		10/15/18	1,225	1,246,306
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20	1,640	1,697,840
Microsoft Corp., Sr. Unsec’d. Notes	4.000%		02/12/55	360	340,481
Oracle Corp., Sr. Unsec’d. Notes	4.300%		07/08/34	700	723,789

					4,008,416

Telecommunications — 0.6%
AT&T Corp., Gtd. Notes	8.250%	(b)	11/15/31	10	13,901
AT&T, Inc., Sr. Unsec’d. Notes	3.400%		05/15/25	3,130	3,016,766
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		05/15/35	350	338,158
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		03/09/48	12	10,783
AT&T, Inc., Sr. Unsec’d. Notes	4.550%		03/09/49	1,174	1,060,434
AT&T, Inc., Sr. Unsec’d. Notes	4.750%		05/15/46	560	530,555
AT&T, Inc., Sr. Unsec’d. Notes	4.800%		06/15/44	305	288,199
AT&T, Inc., Sr. Unsec’d. Notes	5.150%		03/15/42	520	518,009
AT&T, Inc., Sr. Unsec’d. Notes	5.350%		09/01/40	113	116,051
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	(b)	12/15/30	350	533,988
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23	1,400	1,402,618
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%		09/15/48	1,827	1,751,932
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%		03/15/55	2,288	2,148,684
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%		08/21/54	2,349	2,336,696

					14,066,774

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%		09/15/21	1,180	1,232,346
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%		08/01/28	735	936,190
CSX Corp., Sr. Unsec’d. Notes	6.150%		05/01/37	690	847,635
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%		05/17/25	120	137,265

					3,153,436

TOTAL CORPORATE BONDS (cost $256,743,437)					264,012,034

MUNICIPAL BONDS — 0.6%
Alabama
Alabama Economic Settlement Authority, Revenue Bonds, BABs	4.263%		09/15/32	180	185,000

California — 0.3%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%		04/01/49	1,305	1,772,869
California Educational Facilities Authority, Revenue Bonds, BABs	5.000%		06/01/46	550	704,352
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.000%		11/01/46	700	888,846
State of California, GO, BABs	7.300%		10/01/39	1,250	1,765,487
State of California, GO, BABs	7.500%		04/01/34	350	492,331
State of California, GO, BABs	7.550%		04/01/39	245	363,827
State of California, GO, BABs	7.625%		03/01/40	205	301,211

					6,288,923

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%		11/01/50	565	$732,336

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%		01/01/40	970	1,266,093

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%		01/01/40	1,000	1,440,530

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%		08/01/36	1,100	1,360,898

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	415	474,801
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%		12/01/34	275	309,477

					784,278

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%		11/15/34	425	535,122

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	505	606,631

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	945	1,222,159

TOTAL MUNICIPAL BONDS (cost $11,452,714)					14,421,970

NON-CORPORATE FOREIGN AGENCIES — 0.8%
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.625%		04/28/21	2,086	2,117,753
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	1,300	1,318,447
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.750%		02/23/27	355	340,800
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%		01/15/24	490	486,938
Dexia Credit Local SA (France), Gov’t. Liq. Gtd. Notes, 144A	1.875%		09/15/21	1,000	965,013
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%		06/29/20	265	286,836
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, 144A, MTN	2.375%		06/04/25	400	382,736
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%		07/19/22	255	262,387
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%		03/07/22	440	485,373
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%		07/21/21	600	575,267
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%		04/13/21	600	586,865
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%		10/25/23	1,000	951,284
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	2,634	2,623,617
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	795	817,856
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%		06/02/41	955	894,405
Petroleos Mexicanos (Mexico), Gtd. Notes	8.625%	(b)	12/01/23	350	379,750
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%		03/13/22	330	337,913
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%		05/15/17	560	566,729
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%		04/10/17	1,035	1,034,661
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%		04/28/20	1,000	993,371
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%		05/07/19	500	506,517
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, GMTN	1.750%		03/10/21	2,385	2,340,560

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $19,560,945)					19,255,078

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.7%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	163	163,464
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,026	872,011
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(b)	07/26/36	1,430	1,430,580

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.739%	(b)	08/26/36	790	$744,886
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	2.961%	(b)	02/25/35	236	235,128
Banc of America Mortgage Trust, Series 2005-B, Class 2A1	3.063%	(b)	03/25/35	268	241,340
Bayview Opportunity Master Fund Trust, Series 2016-CRT1, Class M1, 144A	2.511%	(b)	10/27/27	511	509,664
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	3.167%	(b)	02/25/37	500	479,429
Fannie Mae Connecticut Avenue Securities, Series 2014-C04, Class 1M1(g)	2.706%	(b)	11/25/24	623	624,422
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M1(g)	1.906%	(b)	05/25/25	252	251,845
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M1(g)	2.906%	(b)	09/25/28	1,080	1,090,938
Fannie Mae Connecticut Avenue Securities, Series 2016-C03, Class 2M1(g)	2.956%	(b)	10/25/28	1,379	1,392,873
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1(g)	2.206%	(b)	01/25/29	1,308	1,316,324
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1(g)	1.656%	(b)	10/25/27	3,785	3,787,735
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(g)	2.106%	(b)	04/25/28	305	305,592
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1(g)	2.206%	(b)	07/25/28	1,967	1,974,558
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2(g)	2.756%	(b)	12/25/28	1,425	1,438,264
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M2(g)	2.056%	(b)	03/25/29	1,040	1,038,022
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2(g)	3.006%	(b)	11/25/28	1,200	1,224,645
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.182%	(b)	07/25/35	259	258,137
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-6, Class A, 144A(d)	2.533%	(b)	05/01/20	3,951	3,896,453
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-7, Class A, 144A(d)	2.533%	(b)	07/01/20	1,557	1,547,018
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-8, Class A1, 144A	2.617%	(b)	08/01/20	1,147	1,145,391
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-10, Class A1, 144A(d)	2.617%	(b)	11/01/20	402	398,704
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-1, Class A1, 144A	2.617%	(b)	01/01/21	1,738	1,707,624
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-3, Class A, 144A(d)	2.617%	(b)	09/01/21	1,934	1,910,279
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-6, Class A, 144A	2.635%	(b)	11/01/21	1,250	1,232,583
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	32	32,464
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 144A(d)	1.664%	(b)	11/10/18	1,770	1,770,000
Mortgage Repurchase Agreement Financing Trust, Series 2016-4, Class A1, 144A(d)	1.737%	(b)	05/10/19	7,380	7,363,963
Mortgage Repurchase Agreement Financing Trust, Series 2016-5, Class A, 144A(d)	1.871%	(b)	06/10/19	1,300	1,300,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.093%	(b)	02/25/34	326	326,423
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	113	113,604

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $42,229,167)					42,124,363

SOVEREIGN BONDS — 0.6%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A, RegS, EMTN	1.125%		08/03/19	1,200	1,181,266
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24	220	222,200
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375%		07/12/21	400	419,000
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%		03/25/19	392	405,720
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21	1,760	1,970,778
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625%		03/29/41	688	961,308

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.250%		01/08/47	705	$702,971
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%		03/13/20	770	840,373
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A, MTN	5.875%		01/15/24	750	827,478
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%		05/05/21	750	793,958
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23	438	439,051
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44	766	696,524
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25	490	486,325
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	395	401,912
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	5.200%		01/30/20	375	402,750
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	800	801,225
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS, MTN	6.125%		01/22/44	350	408,537
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.375%		10/26/21	980	951,517
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	1,260	1,352,890

TOTAL SOVEREIGN BONDS (cost $14,356,096)					14,265,783

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.3%
Federal Home Loan Banks(h)	5.500%		07/15/36	850	1,114,973
Federal Home Loan Mortgage Corp.	2.500%		TBA	5,000	5,008,985
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	804	806,911
Federal Home Loan Mortgage Corp.	2.665%	(b)	12/01/35	296	312,204
Federal Home Loan Mortgage Corp.	2.875%	(b)	06/01/36	278	294,489
Federal Home Loan Mortgage Corp.	3.000%		10/01/28	700	719,846
Federal Home Loan Mortgage Corp.	3.000%		06/01/29	1,331	1,368,856
Federal Home Loan Mortgage Corp.	3.000%		06/01/42	523	523,173
Federal Home Loan Mortgage Corp.	3.000%		10/01/42	873	872,993
Federal Home Loan Mortgage Corp.	3.000%		01/01/43	1,088	1,087,500
Federal Home Loan Mortgage Corp.	3.000%		07/01/43	2,847	2,841,618
Federal Home Loan Mortgage Corp.	3.000%		12/01/44	1,233	1,226,620
Federal Home Loan Mortgage Corp.	3.000%		03/01/45	957	951,906
Federal Home Loan Mortgage Corp.	3.000%		03/01/45	1,375	1,367,877
Federal Home Loan Mortgage Corp.	3.000%		04/01/45	939	936,477
Federal Home Loan Mortgage Corp.	3.500%		TBA	15,000	15,359,144
Federal Home Loan Mortgage Corp.	3.500%		08/01/26	936	981,269
Federal Home Loan Mortgage Corp.	3.500%		06/01/42	530	545,465
Federal Home Loan Mortgage Corp.	4.000%		TBA	7,500	7,877,490
Federal Home Loan Mortgage Corp.	4.000%		06/01/26	923	971,610
Federal Home Loan Mortgage Corp.	4.000%		09/01/26	340	358,179
Federal Home Loan Mortgage Corp.	4.000%		10/01/39	894	943,534
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	626	661,004
Federal Home Loan Mortgage Corp.	4.000%		10/01/41	799	839,389
Federal Home Loan Mortgage Corp.	4.000%		01/01/42	232	244,758
Federal Home Loan Mortgage Corp.	4.000%		10/01/45	1,224	1,286,650
Federal Home Loan Mortgage Corp.	4.500%		02/01/19	24	24,745
Federal Home Loan Mortgage Corp.	4.500%		07/01/19	174	179,011
Federal Home Loan Mortgage Corp.	4.500%		07/01/20	95	98,086
Federal Home Loan Mortgage Corp.	4.500%		02/01/39	142	152,069
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	244	263,301
Federal Home Loan Mortgage Corp.	4.500%		10/01/39	2,224	2,393,632
Federal Home Loan Mortgage Corp.	4.500%		12/01/39	220	236,759
Federal Home Loan Mortgage Corp.	4.500%		07/01/41	325	350,675
Federal Home Loan Mortgage Corp.	4.500%		07/01/41	2,447	2,641,927
Federal Home Loan Mortgage Corp.	4.500%		08/01/41	804	863,964

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	4.500%		08/01/41	243	$261,354
Federal Home Loan Mortgage Corp.	4.500%		08/01/41	175	188,059
Federal Home Loan Mortgage Corp.	4.500%		10/01/41	674	727,706
Federal Home Loan Mortgage Corp.	5.000%		07/01/18	95	97,165
Federal Home Loan Mortgage Corp.	5.000%		12/01/18	55	56,019
Federal Home Loan Mortgage Corp.	5.000%		07/01/19	116	118,961
Federal Home Loan Mortgage Corp.	5.000%		07/01/19	130	134,041
Federal Home Loan Mortgage Corp.	5.000%		12/01/19	24	24,498
Federal Home Loan Mortgage Corp.	5.000%		05/01/34	30	32,600
Federal Home Loan Mortgage Corp.	5.000%		05/01/34	501	548,905
Federal Home Loan Mortgage Corp.	5.000%		10/01/35	12	13,161
Federal Home Loan Mortgage Corp.	5.000%		07/01/37	837	915,559
Federal Home Loan Mortgage Corp.	5.000%		05/01/39	114	124,582
Federal Home Loan Mortgage Corp.	5.500%		12/01/33	156	173,161
Federal Home Loan Mortgage Corp.	5.500%		01/01/34	65	73,577
Federal Home Loan Mortgage Corp.	5.500%		06/01/34	106	118,710
Federal Home Loan Mortgage Corp.	5.500%		07/01/34	342	383,567
Federal Home Loan Mortgage Corp.	5.500%		05/01/37	97	107,987
Federal Home Loan Mortgage Corp.	5.500%		02/01/38	783	873,204
Federal Home Loan Mortgage Corp.	5.500%		05/01/38	82	91,863
Federal Home Loan Mortgage Corp.	5.500%		07/01/38	203	225,746
Federal Home Loan Mortgage Corp.	6.000%		03/01/32	336	386,900
Federal Home Loan Mortgage Corp.	6.000%		12/01/33	110	123,832
Federal Home Loan Mortgage Corp.	6.000%		11/01/36	98	111,113
Federal Home Loan Mortgage Corp.	6.000%		01/01/37	86	97,352
Federal Home Loan Mortgage Corp.	6.000%		05/01/37	46	51,931
Federal Home Loan Mortgage Corp.	6.000%		02/01/38	8	8,963
Federal Home Loan Mortgage Corp.	6.000%		08/01/39	112	128,228
Federal Home Loan Mortgage Corp.(i)	6.750%		03/15/31	550	775,163
Federal Home Loan Mortgage Corp.	7.000%		05/01/31	23	25,629
Federal Home Loan Mortgage Corp.	7.000%		06/01/31	15	16,203
Federal Home Loan Mortgage Corp.	7.000%		06/01/31	12	12,102
Federal Home Loan Mortgage Corp.	7.000%		08/01/31	179	200,496
Federal Home Loan Mortgage Corp.	7.000%		10/01/31	7	7,841
Federal National Mortgage Assoc.	1.875%		09/24/26	200	183,745
Federal National Mortgage Assoc.	2.000%		08/01/31	1,180	1,149,838
Federal National Mortgage Assoc.	2.432%	(b)	07/01/33	315	330,047
Federal National Mortgage Assoc.	2.500%		TBA	1,500	1,427,025
Federal National Mortgage Assoc.	2.500%		01/01/28	1,230	1,234,133
Federal National Mortgage Assoc.	2.500%		10/01/43	875	837,351
Federal National Mortgage Assoc.	2.560%	(b)	06/01/37	74	74,420
Federal National Mortgage Assoc.	2.678%	(b)	07/01/37	401	420,267
Federal National Mortgage Assoc.	3.000%		02/01/27	2,832	2,913,009
Federal National Mortgage Assoc.	3.000%		08/01/30	1,721	1,767,998
Federal National Mortgage Assoc.	3.000%		02/01/31	3,728	3,828,482
Federal National Mortgage Assoc.	3.000%		05/01/31	2,179	2,237,787
Federal National Mortgage Assoc.	3.000%		11/01/36	2,977	3,016,224
Federal National Mortgage Assoc.	3.000%		12/01/42	2,457	2,456,033
Federal National Mortgage Assoc.	3.000%		04/01/43	7,418	7,416,241
Federal National Mortgage Assoc.	3.000%		07/01/43	1,781	1,780,322
Federal National Mortgage Assoc.	3.000%		08/01/43	4,787	4,785,151
Federal National Mortgage Assoc.	3.500%		07/01/27	2,039	2,129,128
Federal National Mortgage Assoc.	3.500%		06/01/39	791	812,471
Federal National Mortgage Assoc.	3.500%		01/01/42	6,448	6,649,302
Federal National Mortgage Assoc.	3.500%		05/01/42	3,357	3,462,275
Federal National Mortgage Assoc.	3.500%		06/01/42	1,329	1,370,954
Federal National Mortgage Assoc.	3.500%		07/01/42	1,229	1,267,377
Federal National Mortgage Assoc.	3.500%		08/01/42	1,489	1,535,690
Federal National Mortgage Assoc.	3.500%		08/01/42	485	499,936

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	3.500%	09/01/42	2,382	$2,456,004
Federal National Mortgage Assoc.	3.500%	09/01/42	615	633,745
Federal National Mortgage Assoc.	3.500%	11/01/42	452	465,614
Federal National Mortgage Assoc.	3.500%	03/01/43	3,784	3,900,900
Federal National Mortgage Assoc.	3.500%	04/01/43	860	886,798
Federal National Mortgage Assoc.	3.500%	04/01/43	1,304	1,343,383
Federal National Mortgage Assoc.	3.500%	01/01/46	2,651	2,719,044
Federal National Mortgage Assoc.	4.000%	TBA	25,000	26,282,715
Federal National Mortgage Assoc.	4.000%	10/01/41	3,528	3,725,786
Federal National Mortgage Assoc.	4.000%	09/01/44	4,296	4,516,928
Federal National Mortgage Assoc.	4.500%	TBA	1,000	1,075,586
Federal National Mortgage Assoc.	4.500%	11/01/18	120	123,484
Federal National Mortgage Assoc.	4.500%	01/01/19	91	93,534
Federal National Mortgage Assoc.	4.500%	01/01/19	66	67,904
Federal National Mortgage Assoc.	4.500%	06/01/19	19	19,724
Federal National Mortgage Assoc.	4.500%	07/01/33	90	97,126
Federal National Mortgage Assoc.	4.500%	08/01/33	83	89,640
Federal National Mortgage Assoc.	4.500%	09/01/33	176	189,411
Federal National Mortgage Assoc.	4.500%	10/01/33	16	16,858
Federal National Mortgage Assoc.	4.500%	10/01/33	47	51,448
Federal National Mortgage Assoc.	4.500%	10/01/33	215	232,321
Federal National Mortgage Assoc.	4.500%	01/01/35	2	2,461
Federal National Mortgage Assoc.	4.500%	07/01/39	1,379	1,492,488
Federal National Mortgage Assoc.	4.500%	08/01/39	2,192	2,377,167
Federal National Mortgage Assoc.	4.500%	03/01/41	761	824,570
Federal National Mortgage Assoc.	5.000%	TBA	6,500	7,080,938
Federal National Mortgage Assoc.	5.000%	10/01/18	31	31,904
Federal National Mortgage Assoc.	5.000%	01/01/19	108	111,102
Federal National Mortgage Assoc.	5.000%	03/01/34	411	448,189
Federal National Mortgage Assoc.	5.000%	06/01/35	154	168,551
Federal National Mortgage Assoc.	5.000%	07/01/35	213	232,965
Federal National Mortgage Assoc.	5.000%	09/01/35	140	154,102
Federal National Mortgage Assoc.	5.000%	11/01/35	137	150,751
Federal National Mortgage Assoc.	5.000%	02/01/36	197	215,206
Federal National Mortgage Assoc.	5.000%	05/01/36	100	109,223
Federal National Mortgage Assoc.	5.500%	12/01/17	22	22,287
Federal National Mortgage Assoc.	5.500%	02/01/18	11	11,597
Federal National Mortgage Assoc.	5.500%	05/01/20	49	50,922
Federal National Mortgage Assoc.	5.500%	05/01/21	112	118,341
Federal National Mortgage Assoc.	5.500%	09/01/33	475	530,010
Federal National Mortgage Assoc.	5.500%	10/01/33	120	134,210
Federal National Mortgage Assoc.	5.500%	12/01/33	84	94,689
Federal National Mortgage Assoc.	5.500%	01/01/34	2	2,374
Federal National Mortgage Assoc.	5.500%	12/01/34	339	380,237
Federal National Mortgage Assoc.	5.500%	10/01/35	1,264	1,417,926
Federal National Mortgage Assoc.	5.500%	03/01/36	229	255,432
Federal National Mortgage Assoc.	5.500%	05/01/36	174	194,220
Federal National Mortgage Assoc.	5.500%	04/01/37	182	203,229
Federal National Mortgage Assoc.	6.000%	09/01/17	3	2,570
Federal National Mortgage Assoc.	6.000%	05/01/21	89	94,915
Federal National Mortgage Assoc.	6.000%	08/01/22	73	77,551
Federal National Mortgage Assoc.	6.000%	04/01/33	32	36,392
Federal National Mortgage Assoc.	6.000%	06/01/33	7	8,079
Federal National Mortgage Assoc.	6.000%	10/01/33	551	638,992
Federal National Mortgage Assoc.	6.000%	11/01/33	10	11,577
Federal National Mortgage Assoc.	6.000%	11/01/33	76	86,388
Federal National Mortgage Assoc.	6.000%	11/01/33	32	36,393
Federal National Mortgage Assoc.	6.000%	12/01/33	42	47,729
Federal National Mortgage Assoc.	6.000%	01/01/34	494	564,156

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	6.000%	02/01/34	114	$131,300
Federal National Mortgage Assoc.	6.000%	03/01/34	123	141,154
Federal National Mortgage Assoc.	6.000%	03/01/34	79	89,380
Federal National Mortgage Assoc.	6.000%	07/01/34	271	308,229
Federal National Mortgage Assoc.	6.000%	08/01/34	1	938
Federal National Mortgage Assoc.	6.000%	10/01/34	7	8,099
Federal National Mortgage Assoc.	6.000%	11/01/34	6	7,340
Federal National Mortgage Assoc.	6.000%	11/01/34	64	72,883
Federal National Mortgage Assoc.	6.000%	12/01/34	25	28,575
Federal National Mortgage Assoc.	6.000%	01/01/35	97	112,044
Federal National Mortgage Assoc.	6.000%	01/01/35	327	375,524
Federal National Mortgage Assoc.	6.000%	02/01/35	6	6,885
Federal National Mortgage Assoc.	6.000%	02/01/35	139	156,869
Federal National Mortgage Assoc.	6.000%	02/01/35	377	435,303
Federal National Mortgage Assoc.	6.000%	03/01/35	4	4,756
Federal National Mortgage Assoc.	6.000%	04/01/35	1	1,718
Federal National Mortgage Assoc.	6.000%	07/01/36	76	86,698
Federal National Mortgage Assoc.	6.000%	02/01/37	133	151,073
Federal National Mortgage Assoc.	6.000%	05/01/37	51	57,456
Federal National Mortgage Assoc.	6.000%	06/01/37	1	1,566
Federal National Mortgage Assoc.	6.000%	08/01/37	35	39,270
Federal National Mortgage Assoc.	6.000%	08/01/37	1	636
Federal National Mortgage Assoc.	6.000%	09/01/37	1	953
Federal National Mortgage Assoc.	6.000%	10/01/37	53	59,546
Federal National Mortgage Assoc.	6.000%	05/01/38	126	143,050
Federal National Mortgage Assoc.	6.000%	06/01/38	3	3,534
Federal National Mortgage Assoc.(h)	6.250%	05/15/29	1,245	1,650,261
Federal National Mortgage Assoc.	6.500%	07/01/17	1	1,350
Federal National Mortgage Assoc.	6.500%	09/01/17	10	10,119
Federal National Mortgage Assoc.	6.500%	07/01/32	62	70,385
Federal National Mortgage Assoc.	6.500%	07/01/32	2	2,794
Federal National Mortgage Assoc.	6.500%	09/01/32	92	103,708
Federal National Mortgage Assoc.	6.500%	09/01/32	15	17,334
Federal National Mortgage Assoc.	6.500%	09/01/32	103	116,576
Federal National Mortgage Assoc.	6.500%	09/01/32	85	96,063
Federal National Mortgage Assoc.	6.500%	09/01/32	11	12,869
Federal National Mortgage Assoc.	6.500%	04/01/33	161	187,664
Federal National Mortgage Assoc.	6.500%	11/01/33	98	111,142
Federal National Mortgage Assoc.	6.500%	01/01/34	82	92,248
Federal National Mortgage Assoc.	6.500%	09/01/34	98	110,834
Federal National Mortgage Assoc.	6.500%	10/01/34	217	245,859
Federal National Mortgage Assoc.	6.500%	09/01/36	104	117,314
Federal National Mortgage Assoc.	6.500%	10/01/36	54	62,334
Federal National Mortgage Assoc.	6.500%	11/01/36	46	51,564
Federal National Mortgage Assoc.	6.500%	01/01/37	43	48,325
Federal National Mortgage Assoc.	6.500%	01/01/37	121	137,158
Federal National Mortgage Assoc.(i)	6.625%	11/15/30	480	667,721
Federal National Mortgage Assoc.	7.000%	02/01/32	41	46,667
Federal National Mortgage Assoc.	7.000%	03/01/32	3	2,937
Federal National Mortgage Assoc.	7.000%	05/01/32	23	26,922
Federal National Mortgage Assoc.	7.000%	06/01/32	25	28,583
Federal National Mortgage Assoc.	7.000%	07/01/32	75	84,620
Federal National Mortgage Assoc.(h)(i)	7.125%	01/15/30	3,195	4,559,156
Federal National Mortgage Assoc.	7.500%	05/01/32	18	18,141
Government National Mortgage Assoc.	3.000%	TBA	15,500	15,694,052
Government National Mortgage Assoc.	3.000%	03/15/45	1,643	1,662,172
Government National Mortgage Assoc.	3.500%	TBA	12,500	12,993,896
Government National Mortgage Assoc.	3.500%	05/20/43	651	679,592
Government National Mortgage Assoc.	3.500%	04/20/45	3,166	3,294,462

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Government National Mortgage Assoc.	4.000%	TBA	3,000		$3,185,918
Government National Mortgage Assoc.	4.000%	06/15/40	155		164,731
Government National Mortgage Assoc.	4.000%	05/20/41	121		128,848
Government National Mortgage Assoc.	4.500%	TBA	1,000		1,081,367
Government National Mortgage Assoc.	4.500%	04/15/40	1,179		1,279,507
Government National Mortgage Assoc.	4.500%	01/20/41	861		929,067
Government National Mortgage Assoc.	4.500%	02/20/41	1,471		1,584,368
Government National Mortgage Assoc.	4.500%	03/20/41	736		793,721
Government National Mortgage Assoc.	5.000%	10/20/37	192		212,203
Government National Mortgage Assoc.	5.000%	04/20/45	1,246		1,341,449
Government National Mortgage Assoc.	5.500%	08/15/33	274		305,952
Government National Mortgage Assoc.	5.500%	08/15/33	308		344,997
Government National Mortgage Assoc.	5.500%	09/15/33	88		98,618
Government National Mortgage Assoc.	5.500%	12/15/33	57		64,087
Government National Mortgage Assoc.	5.500%	03/15/34	206		232,218
Government National Mortgage Assoc.	5.500%	12/15/34	470		534,309
Government National Mortgage Assoc.	5.500%	07/15/35	124		139,515
Government National Mortgage Assoc.	5.500%	04/15/36	173		195,574
Government National Mortgage Assoc.	6.000%	11/15/23	1		717
Government National Mortgage Assoc.	6.000%	05/15/32	1		647
Government National Mortgage Assoc.	6.000%	04/15/33	14		16,137
Government National Mortgage Assoc.	6.000%	12/15/33	159		181,565
Government National Mortgage Assoc.	6.000%	01/15/34	65		73,336
Government National Mortgage Assoc.	6.000%	01/15/34	96		110,689
Government National Mortgage Assoc.	6.000%	01/15/34	53		63,149
Government National Mortgage Assoc.	6.000%	06/20/34	173		200,905
Government National Mortgage Assoc.	6.000%	07/15/34	125		142,563
Government National Mortgage Assoc.	6.500%	10/15/23	2		1,752
Government National Mortgage Assoc.	6.500%	12/15/23	7		8,490
Government National Mortgage Assoc.	6.500%	01/15/24	29		33,522
Government National Mortgage Assoc.	6.500%	01/15/24	84		95,676
Government National Mortgage Assoc.	6.500%	01/15/24	30		34,241
Government National Mortgage Assoc.	6.500%	01/15/24	54		61,811
Government National Mortgage Assoc.	6.500%	01/15/24	—	(j)	237
Government National Mortgage Assoc.	6.500%	01/15/24	2		2,530
Government National Mortgage Assoc.	6.500%	01/15/24	2		1,736
Government National Mortgage Assoc.	6.500%	01/15/24	5		5,276
Government National Mortgage Assoc.	6.500%	01/15/24	15		17,605
Government National Mortgage Assoc.	6.500%	01/15/24	3		2,924
Government National Mortgage Assoc.	6.500%	02/15/24	10		11,976
Government National Mortgage Assoc.	6.500%	02/15/24	33		37,870
Government National Mortgage Assoc.	6.500%	02/15/24	32		36,444
Government National Mortgage Assoc.	6.500%	02/15/24	10		11,946
Government National Mortgage Assoc.	6.500%	02/15/24	12		13,290
Government National Mortgage Assoc.	6.500%	02/15/24	4		4,750
Government National Mortgage Assoc.	6.500%	03/15/24	3		3,179
Government National Mortgage Assoc.	6.500%	03/15/24	5		5,911
Government National Mortgage Assoc.	6.500%	03/15/24	5		5,937
Government National Mortgage Assoc.	6.500%	04/15/24	2		2,188
Government National Mortgage Assoc.	6.500%	04/15/24	1		1,172
Government National Mortgage Assoc.	6.500%	04/15/24	7		7,555
Government National Mortgage Assoc.	6.500%	04/15/24	4		4,541
Government National Mortgage Assoc.	6.500%	04/15/24	9		10,658
Government National Mortgage Assoc.	6.500%	04/15/24	22		24,945
Government National Mortgage Assoc.	6.500%	04/15/24	5		5,730
Government National Mortgage Assoc.	6.500%	04/15/24	3		3,939
Government National Mortgage Assoc.	6.500%	05/15/24	5		6,158
Government National Mortgage Assoc.	6.500%	05/15/24	9		10,355
Government National Mortgage Assoc.	6.500%	05/15/24	40		45,847

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	6.500%		10/15/24	36	$40,539
Government National Mortgage Assoc.	6.500%		11/15/28	9	9,844
Government National Mortgage Assoc.	6.500%		08/15/31	8	9,353
Government National Mortgage Assoc.	6.500%		12/15/31	15	16,656
Government National Mortgage Assoc.	6.500%		01/15/32	29	33,332
Government National Mortgage Assoc.	6.500%		02/15/32	57	64,713
Government National Mortgage Assoc.	6.500%		06/15/32	26	29,854
Government National Mortgage Assoc.	6.500%		07/15/32	52	59,599
Government National Mortgage Assoc.	6.500%		08/15/32	9	9,713
Government National Mortgage Assoc.	6.500%		08/15/32	11	12,493
Government National Mortgage Assoc.	6.500%		08/15/32	9	10,609
Government National Mortgage Assoc.	6.500%		08/15/32	43	48,866
Government National Mortgage Assoc.	6.500%		08/15/32	285	328,790
Government National Mortgage Assoc.	6.500%		08/15/34	31	35,286
Government National Mortgage Assoc.	6.500%		06/15/35	61	71,071
Government National Mortgage Assoc.	6.500%		09/15/36	63	75,251
Government National Mortgage Assoc.	8.000%		01/15/24	13	13,035
Government National Mortgage Assoc.	8.000%		07/15/24	1	919
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	2,835	2,883,856
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	915	933,337
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		12/04/23	190	226,030
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	500	599,375
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.804%	(f)	01/15/30	870	568,667
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.962%	(f)	04/15/30	1,705	1,104,192
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	950	1,353,311
Tunisia Government, USAID Bonds, U.S. Gov’t. Gtd. Notes	1.416%		08/05/21	600	579,985
Ukraine Government, USAID Bonds, U.S. Gov’t. Gtd. Notes	1.471%		09/29/21	800	780,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $252,904,818)					254,191,879

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Bonds	2.250%		08/15/46	540	454,043
U.S. Treasury Bonds	2.875%		11/15/46	1,125	1,086,153
U.S. Treasury Bonds	4.250%		11/15/40	440	534,187
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%		01/15/25	30,058	34,512,833
U.S. Treasury Notes(a)	1.750%		11/30/21	5,855	5,811,316
U.S. Treasury Notes	2.000%		11/15/26	1,320	1,270,035
U.S. Treasury Notes(a)	2.125%		11/30/23	5,030	4,996,596
U.S. Treasury Notes	2.125%		05/15/25	2,150	2,107,671
U.S. Treasury Strips Coupon	2.184%	(f)	02/15/28	2,115	1,564,628
U.S. Treasury Strips Coupon	2.241%	(f)	05/15/28	1,055	772,773
U.S. Treasury Strips Coupon	2.280%	(f)	02/15/29	1,055	753,730
U.S. Treasury Strips Coupon	2.384%	(f)	05/15/29	2,175	1,543,156
U.S. Treasury Strips Coupon	2.519%	(f)	08/15/25	1,930	1,553,478
U.S. Treasury Strips Coupon	2.783%	(f)	08/15/29	1,000	703,671
U.S. Treasury Strips Coupon	2.878%	(f)	05/15/31	1,000	662,633
U.S. Treasury Strips Coupon	3.042%	(f)	11/15/35	2,000	1,132,774
U.S. Treasury Strips Coupon	3.202%	(f)	08/15/40	2,000	944,778

TOTAL U.S. TREASURY OBLIGATIONS (cost $61,359,375)					60,404,455

TOTAL LONG-TERM INVESTMENTS (cost $1,416,212,795)					2,170,144,507

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

				Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 19.4%
AFFILIATED MUTUAL FUNDS — 19.2%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(k)				10,793,450	$100,055,283
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(k)				288,393,616	288,393,616
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $86,646,816; includes $86,591,303 of cash collateral for securities on loan)(k)(l)				86,646,351	86,663,681

TOTAL AFFILIATED MUTUAL FUNDS (cost $478,326,417)(Note 4)					475,112,580

	Interest Rate		Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills(h) (cost $5,189,963)	0.480%	(m)	03/16/17	5,195,000	5,189,805

TOTAL SHORT-TERM INVESTMENTS (cost $483,516,380)					480,302,385

TOTAL INVESTMENTS — 107.2% (cost $1,899,729,175)					2,650,446,892
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (7.2)%					(177,219,891)

NET ASSETS — 100.0%					$2,473,227,001

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $84,452,982; cash collateral of $86,591,303 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(c)	Indicates a security that has been deemed illiquid. (unaudited)

(d)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $21,006,417 and 0.8% of net assets.

(e)	Represents issuer in default on interest payments and/or principal re-payments; non-income producing security. Such securities may be post maturity.

(f)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(g)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(i)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(j)	Less than $500 par.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(l)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(m)	Rate quoted represents yield-to-maturity as of purchase date.

(n)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
582	2 Year U.S. Treasury Notes	Mar. 2017	$126,082,732	$126,112,125	$29,393
1,039	5 Year U.S. Treasury Notes	Mar. 2017	122,578,326	122,252,961	(325,365)
499	10 Year U.S. Treasury Notes	Mar. 2017	62,021,376	62,016,343	(5,033)
321	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	51,751,616	51,440,250	(311,366)
9	Mini MSCI EAFE Index	Mar. 2017	758,539	754,020	(4,519)
98	S&P 500 E-Mini Index	Mar. 2017	11,081,081	10,957,380	(123,701)
61	S&P 500 Index	Mar. 2017	34,395,968	34,102,050	(293,918)

					(1,034,509)

Short Position:
212	20 Year U.S. Treasury Bonds	Mar. 2017	31,997,134	31,939,125	58,009

					$(976,500)

A U.S. Treasury Obligation with a market value of $5,189,805 has been segregated with Goldman Sachs & Co. and U.S. Government Agency Obligations with a combined market value of $3,595,449 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Buy Protection(1):
CDX.NA.IG.24.V1	06/20/20	1.000%	53,000	$(997,536)	$(886,257)	$111,279

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
115,305	09/09/17	0.539%	1 Day USOIS(1)	$404	$144,058	$143,654
94,515	10/18/17	0.607%	1 Day USOIS(1)	235	109,392	109,157
52,530	11/09/17	0.626%	1 Day USOIS(1)	268	69,806	69,538
2,270	07/11/18	0.947%	3 Month LIBOR(1)	155	13,085	12,930
7,060	05/31/22	2.200%	3 Month LIBOR(1)	(14,313)	(70,337)	(56,024)
20,465	11/30/22	1.850%	3 Month LIBOR(1)	261	239,580	239,319
6,240	11/30/22	1.982%	3 Month LIBOR(1)	184	26,396	26,212
1,900	12/31/22	1.405%	3 Month LIBOR(1)	160	71,750	71,590
1,500	12/31/22	1.406%	3 Month LIBOR(1)	158	56,519	56,361
2,900	12/31/22	1.409%	3 Month LIBOR(1)	166	108,857	108,691
700	12/31/22	1.412%	3 Month LIBOR(1)	154	26,168	26,014
1,000	12/31/22	1.495%	3 Month LIBOR(1)	156	32,600	32,444
2,080	05/31/23	1.203%	3 Month LIBOR(1)	161	114,318	114,157
1,785	05/31/23	1.399%	3 Month LIBOR(1)	(32,437)	76,817	109,254
8,410	08/02/23	—(3)	—(3)	(2,727)	22,891	25,618
12,748	08/02/23	—(4)	—(4)	1,092	36,772	35,680
3,245	08/03/23	—(5)	—(5)	(1,211)	9,120	10,331
6,160	08/19/23	0.898%	1 Day USOIS(1)	183	330,150	329,967
8,025	10/27/23	1.073%	1 Day USOIS(1)	193	363,519	363,326
5,570	09/04/25	2.214%	3 Month LIBOR(1)	190	21,803	21,613
22,150	01/08/26	2.210%	3 Month LIBOR(1)	238	136,895	136,657
140	05/15/26	1.652%	3 Month LIBOR(1)	6	7,814	7,808
1,670	05/15/37	2.726%	3 Month LIBOR(2)	177	38,069	37,892
2,190	11/15/41	1.869%	3 Month LIBOR(1)	8,538	301,372	292,834

				$(37,609)	$2,287,414	$2,325,023

U.S. Government Agency Obligations with a combined market value of $4,149,973 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default and interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.

(4)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.

(5)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,225,848,357	$23,891,315	$—
Preferred Stocks	1,267,000	270,985	—
Unaffiliated Exchange Traded Fund	186,237	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	41,166,738	—
Non-Residential Mortgage-Backed Securities	—	68,211,753	—
Residential Mortgage-Backed Securities	—	16,175,064	2,820,000
Bank Loans	—	6,723,740	—
Commercial Mortgage-Backed Securities	—	114,907,756	—
Corporate Bonds	—	264,012,034	—
Municipal Bonds	—	14,421,970	—
Non-Corporate Foreign Agencies	—	19,255,078	—
Residential Mortgage-Backed Securities	—	23,937,946	18,186,417
Sovereign Bonds	—	14,265,783	—
U.S. Government Agency Obligations	—	254,191,879	—
U.S. Treasury Obligations	—	65,594,260	—
Affiliated Mutual Funds	475,112,580	—	—
Other Financial Instruments*
Futures Contracts	(976,500)	—	—
Centrally Cleared Credit Default Swap Agreement	—	111,279	—
Centrally Cleared Interest Rate Swap Agreements	—	2,325,023	—

Total	$1,701,437,674	$929,462,603	$21,006,417

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 3.5% of collateral for securities on loan)	19.2%
U.S. Government Agency Obligations	10.3
Banks	6.4
Commercial Mortgage-Backed Securities	4.6
Oil, Gas & Consumable Fuels	3.2
Pharmaceuticals	3.0
Non-Residential Mortgage-Backed Securities	2.7
U.S. Treasury Obligations	2.6
Residential Mortgage-Backed Securities	2.5
Software	2.4
Internet Software & Services	2.1
Media	2.1
Insurance	2.0
Technology Hardware, Storage & Peripherals	1.9
IT Services	1.9
Collateralized Loan Obligations	1.7
Semiconductors & Semiconductor Equipment	1.7
Capital Markets	1.6
Biotechnology	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Diversified Telecommunication Services	1.3
Health Care Providers & Services	1.3
Chemicals	1.3
Industrial Conglomerates	1.3

Specialty Retail	1.3%
Health Care Equipment & Supplies	1.2
Diversified Financial Services	1.1
Internet & Direct Marketing Retail	1.1
Beverages	1.1
Aerospace & Defense	1.1
Food & Staples Retailing	1.0
Electric Utilities	1.0
Household Products	0.9
Tobacco	0.8
Food Products	0.8
Hotels, Restaurants & Leisure	0.8
Non-Corporate Foreign Agencies	0.8
Machinery	0.8
Telecommunications	0.6
Municipal Bonds	0.6
Electric	0.6
Sovereign Bonds	0.6
Energy Equipment & Services	0.6
Oil & Gas	0.6
Airlines	0.5
Multi-Utilities	0.5
Communications Equipment	0.5
Road & Rail	0.5
Consumer Finance	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A32

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Industry table (cont.)
Air Freight & Logistics	0.4%
Healthcare-Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Healthcare-Products	0.3
Automobiles	0.3
Retail	0.3
Life Sciences Tools & Services	0.3
Electrical Equipment	0.3
Auto Manufacturers	0.3
Multiline Retail	0.3
Household Durables	0.2
Pipelines	0.2
Computers	0.2
Lodging	0.2
Electronic Equipment, Instruments & Components	0.2
Agriculture	0.2
Building Products	0.2
Metals & Mining	0.2
Commercial Services & Supplies	0.2
Technology	0.2
Containers & Packaging	0.2
Professional Services	0.1

Transportation	0.1%
Trading Companies & Distributors	0.1
Food	0.1
Multi-National	0.1
Auto Components	0.1
Mining	0.1
Housewares	0.1
Machinery-Diversified	0.1
Oil & Gas Services	0.1
Commercial Services	0.1
Miscellaneous Manufacturing	0.1
Forest Products & Paper	0.1
Construction Materials	0.1
Personal Products	0.1
Construction & Engineering	0.1
Distributors	0.1
Semiconductors	0.1
Packaging & Containers	0.1

107.2
Liabilities in excess of other assets	(7.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$111,279	*	—	$—
Equity contracts	—	—		Due from/to broker — variation margin futures	422,138	*
Interest rate contracts	Due from/to broker — variation margin futures	87,402	*	Due from/to broker — variation margin futures	641,764	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,381,047	*	Due from/to broker — variation margin swaps	56,024	*

Total		$2,579,728			$1,119,926

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$(631,785)	$(631,785)
Equity contracts	22	—	—	7,279,186	—	—	7,279,208
Interest rate contracts	—	(745,107)	(403,265)	(4,915,630)	17,708	(1,501,249)	(7,547,543)

Total	$22	$(745,107)	$(403,265)	$2,363,556	$17,708	$(2,133,034)	$(900,120)

* Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(457,392)	$(457,392)
Equity contracts	(34)	—	—	(687,841)	—	(687,875)
Interest rate contracts	—	300,971	(177,697)	(846,024)	3,558,589	2,835,839

Total	$(34)	$300,971	$(177,697)	$(1,533,865)	$3,101,197	$1,690,572

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)
$87,742	$192,260,000	$338,657,642	$71,509,435

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements—Buy Protection(2)	Credit Default Swap Agreements—Sell Protection(2)	Total Return Swap Agreements(2)
$221,572,800	$53,000,000	$2,554,000	$3,600,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$84,452,982	$(84,452,982)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $84,452,982:
Unaffiliated investments (cost $1,421,402,758)	$2,175,334,312
Affiliated investments (cost $478,326,417)	475,112,580
Cash	12,645
Foreign currency, at value (cost $63,940)	62,765
Receivable for investments sold	20,829,142
Dividends and interest receivable	7,438,828
Tax reclaim receivable	527,213
Due from broker—variation margin futures	522,380
Receivable for Series shares sold	109,157
Prepaid expenses	19,144
Receivable from affiliate	2,300

Total Assets	2,679,970,466

LIABILITIES
Payable for investments purchased	118,254,831
Payable to broker for collateral for securities on loan	86,591,303
Management fee payable	1,154,093
Accrued expenses and other liabilities	273,082
Due to broker—variation margin futures	176,950
Payable for Series shares repurchased	148,408
Due to broker—variation margin swaps	143,818
Affiliated transfer agent fee payable	980

Total Liabilities	206,743,465

NET ASSETS	$2,473,227,001

Net assets were comprised of:
Paid-in capital	$1,153,785,703
Retained earnings	1,319,441,298

Net assets, December 31, 2016	$2,473,227,001

Net asset value and redemption price per share $2,473,227,001 / 102,270,972 outstanding shares of beneficial interest	$24.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax of $291,761, of which $24,389 is reimbursable by an affiliate)	$27,766,840
Interest income	27,279,906
Affiliated dividend income	3,662,538
Income from securities lending, net (including affiliated income of $319,996)	346,200

Total income	59,055,484

EXPENSES
Management fee	13,680,400
Custodian and accounting fees (net of $17,100 fee credit)	383,000
Shareholders’ reports	254,000
Audit fee	53,000
Trustees’ fees	33,000
Insurance expenses	30,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	46,221

Total expenses	14,511,621

NET INVESTMENT INCOME (LOSS)	44,543,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,284)	28,856,570
Futures transactions	2,363,556
Options written transactions	(403,265)
Swap agreement transactions	(2,133,034)
Forward rate agreement transactions	17,708
Foreign currency transactions	(43,231)

28,658,304

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,988)	97,179,829
Futures	(1,533,865)
Options written	(177,697)
Swap agreements	3,101,197
Foreign currencies	(5,477)

98,563,987

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	127,222,291

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,766,154

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$44,543,863	$42,958,646
Net realized gain (loss) on investment and foreign currency transactions	28,658,304	125,966,448
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	98,563,987	(158,615,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,766,154	10,309,521

SERIES SHARE TRANSACTIONS
Series shares sold [338,782 and 6,321,083 shares, respectively]	7,843,814	143,898,043
Series shares repurchased [11,378,786 and 7,700,902 shares, respectively]	(262,953,434)	(174,291,543)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(255,109,620)	(30,393,500)

CAPITAL CONTRIBUTIONS (Note 4)	2,299,220	—

TOTAL INCREASE (DECREASE)	(81,044,246)	(20,083,979)
NET ASSETS:
Beginning of year	2,554,271,247	2,574,355,226

End of year	$2,473,227,001	$2,554,271,247

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 89.3% ASSET-BACKED SECURITIES — 13.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 4.7%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.330%	(a)	07/15/26	500	$498,930
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(a)	04/20/25	3,300	3,296,274
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.480%	(a)	10/15/26	1,750	1,754,443
Avery Point V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.340%	(a)	07/17/26	1,000	1,001,649
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.282%	(a)	10/22/25	1,300	1,305,265
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	2.480%	(a)	10/17/26	2,750	2,753,886
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	2.080%	(a)	07/15/24	900	896,647
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2012-IA, Class A2R, 144A	3.132%	(a)	10/15/25	1,000	1,004,015
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	2.481%	(a)	10/20/26	1,250	1,255,938
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.360%	(a)	01/15/26	700	701,123
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030%	(a)	04/17/25	2,600	2,596,508
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	2.346%	(a)	07/27/26	250	250,428
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	2.330%	(a)	07/15/26	1,500	1,497,755
Flagship VII CLO Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	2.351%	(a)	01/20/26	2,500	2,504,840
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.280%	(a)	01/17/26	1,250	1,249,586
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.420%	(a)	04/15/27	2,250	2,251,500
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.430%	(a)	07/15/26	250	250,012
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	2.381%	(a)	07/20/27	1,000	1,001,794
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.442%	(a)	10/25/26	4,375	4,386,720
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	700	699,499
Shackleton V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.381%	(a)	05/07/26	1,250	1,254,145
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(a)	04/15/25	7,300	7,287,160
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	2.241%	(a)	10/20/26	750	748,767
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	2.332%	(a)	01/18/26	3,300	3,305,675
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434%	(a)	10/25/28	3,250	3,249,268
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.000%	(a)	07/15/25	300	300,128
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.020%	(a)	04/15/24	4,200	4,201,663

					51,503,618

Non-Residential Mortgage-Backed Securities — 3.1%
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	2,500	2,494,619
Earnest Student Loan Program LLC, Series 2016-D, Class A1, 144A	2.156%	(a)	01/25/41	689	690,637
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	3,200	3,176,951
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 144A	2.950%		03/25/22	1,600	1,581,454
Lendmark Funding Trust, Series 2016-2A, Class A, 144A	3.260%		04/21/25	700	695,488
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540%		10/20/32	1,155	1,166,859

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class C, 144A	4.580%		09/15/21	1,600	$1,609,740
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190%		03/18/26	1,000	1,007,097
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	4,100	4,100,144
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 144A	4.320%		07/18/25	1,100	1,084,873
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	2,500	2,527,491
OneMain Financial Issuance Trust, Series 2016-2A, Class A, 144A	4.100%		03/20/28	2,600	2,650,690
Oportun Funding IV LLC, Series 2016-C, Class A, 144A	3.280%		11/08/21	2,300	2,284,218
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	4,048	4,067,741
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	5,200	5,241,081

					34,379,083

Residential Mortgage-Backed Securities — 6.1%
ABFC Trust, Series 2004-OPT1, Class M1	1.806%	(a)	08/25/33	1,054	1,008,219
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.656%	(a)	09/25/33	1,081	1,013,397
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-AR1, Class M3	5.092%	(a)	01/25/33	1,892	1,863,484
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.716%	(a)	09/25/34	595	592,576
Ameriquest Mortgage Securities, Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class M3	3.681%	(a)	10/25/31	329	328,367
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-W2, Class M4	3.878%	(a)	09/25/33	2,400	2,241,970
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2	1.364%	(a)	10/25/34	1,589	1,551,477
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W6, Class M1	1.581%	(a)	05/25/34	856	821,539
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class M1	1.949%	(a)	06/15/33	948	912,475
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1	1.754%	(a)	01/15/34	981	951,553
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.484%	(a)	08/25/34	1,336	1,282,367
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 144A	3.598%		09/29/31	1,003	998,969
Bayview Opportunity Master Fund lIIb NPL Trust, Series 2015-NPLA, Class A, 144A	3.721%		07/28/35	3,125	3,124,726
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE2, Class M1	1.484%	(a)	03/25/34	2,993	2,879,517
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2	2.309%	(a)	04/25/34	1,935	1,810,422
Centex Home Equity Loan Trust, Series 2004-B, Class AF6	4.686%		03/25/34	747	766,740
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	3.006%	(a)	08/25/32	37	33,880
Credit Suisse Mortgage Trust, Series 16-RPL1, Class A1, 144A	3.767%	(a)	12/26/46	5,051	5,032,684
Credit Suisse Mortgage Trust, Series 2016-12R, Class 1A1, 144A(b)	3.239%		02/28/47	3,440	3,440,000
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.792%		07/25/34	438	415,540
FBR Securitization Trust, Series 2005-2, Class M1	1.304%	(a)	09/25/35	1,762	1,748,580
Fremont Home Loan Trust, Series 2003-B, Class M1	1.806%	(a)	12/25/33	157	148,976
GSAMP Trust, Series 2004-FM1, Class M1	1.731%	(a)	11/25/33	1,408	1,330,903
Long Beach Mortgage Loan Trust, Series 2004-1, Class M1	1.506%	(a)	02/25/34	2,774	2,676,289
MASTR Asset-Backed Securities Trust, Series 2004-WMC1, Class M1	1.536%	(a)	02/25/34	1,556	1,495,857
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1	1.956%	(a)	08/25/35	439	419,443
Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1, Class A1A	1.276%	(a)	06/25/35	1,242	1,199,060
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.956%	(a)	05/25/33	839	816,719

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1	1.776%	(a)	10/25/33		631	$595,407
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.806%	(a)	12/27/33		548	533,448
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1	1.626%	(a)	11/25/34		3,688	3,431,654
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.686%	(a)	06/25/34		1,510	1,469,215
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC2, Class M1	1.671%	(a)	07/25/34		1,236	1,181,640
New Century Home Equity Loan Trust, Series 2003-4, Class M1	1.881%	(a)	10/25/33		2,245	2,166,044
New Century Home Equity Loan Trust, Series 2004-4, Class M1	1.521%	(a)	02/25/35		2,540	2,363,623
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.721%		02/25/34		882	906,329
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	1.536%	(a)	02/25/34		2,448	2,302,385
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1	1.521%	(a)	02/25/35		1,038	969,807
Structured Asset Investment Loan Trust, Series 2004-2, Class A4	1.461%	(a)	03/25/34		2,020	1,862,064
Structured Asset Investment Loan Trust, Series 2004-7, Class A8	1.956%	(a)	08/25/34		1,400	1,259,116
VOLT LI LLC, Series 2016-NP11, Class A1, 144A	3.500%		10/25/46		1,504	1,500,332
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250%		04/25/46		2,290	2,306,037
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45		3,862	3,858,752

						67,611,582

TOTAL ASSET-BACKED SECURITIES (cost $147,406,576)						153,494,283

BANK LOANS(a) — 2.9%
Aerospace & Defense — 0.2%
TransDigm, Inc.	3.845%		05/14/22		1,967	1,978,052

Automotive — 0.1%
Chrysler Group LLC	3.270%		12/31/18		406	407,183
Chrysler Group LLC	3.500%		05/24/17		778	779,657

						1,186,840

Chemicals — 0.1%
Axalta Coating Systems US Holding	3.453%		02/01/23		509	513,982
MacDermid, Inc.	4.500%		06/07/20		611	617,959

						1,131,941

Consumer — 0.1%
Generac Power Systems, Inc.	3.748%		05/31/23		876	882,258

Diversified Manufacturing — 0.1%
CeramTec GmbH (Germany)	3.750%		08/30/20	EUR	900	953,310

Gaming — 0.1%
CCM Merger, Inc.(b)	4.020%		08/06/21		1,494	1,509,078

Health Care & Pharmaceutical — 0.1%
RPI Finance Trust	3.498%		10/14/22		1,010	1,021,041

Healthcare & Pharmaceutical — 0.3%
Mallinckrodt International Finance (Luxembourg)	3.748%		03/19/21		993	994,651
Select Med Corp.	6.000%		03/03/21		941	956,680
Valeant Pharmaceuticals International, Inc.	5.500%		04/01/22		1,078	1,078,349

						3,029,680

IT Services — 0.1%
Vantiv LLC	2.704%		10/14/21		1,331	1,324,261

Retailers — 0.2%
Euro Garages (United Kingdom)	5.761%		01/30/23	GBP	1,000	1,199,177
Rite Aid Corp.	4.875%		06/21/21		1,375	1,377,864

						2,577,041

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

BANK LOANS(a) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Supermarkets — 0.1%
Albertsons LLC	4.000%		08/25/21		856	$864,567

Technology — 1.0%
Action Nederland BV(c)	4.250%		02/25/22	EUR	1,100	1,169,981
Avago Technologies Cayman Finance Ltd. (Singapore)	3.881%		02/01/23		1,170	1,186,090
BMC Software Finance, Inc.	5.000%		09/10/20		487	485,225
Dell International LLC	2.998%		12/31/18		2,800	2,795,626
Dell International LLC	4.020%		09/07/23		800	813,000
First Data Corp.	3.998%		03/24/21		2,328	2,349,521
ON Semiconductor Corp.	4.248%		03/31/23		574	579,935
TransUnion LLC	3.520%		04/09/21		442	444,721
Western Digital Corp.	4.000%		04/28/23	EUR	821	875,389
Western Digital Corp.	4.748%		04/29/23		776	785,940

						11,485,428

Telecommunications — 0.2%
LTS Buyer LLC	4.207%		04/13/20		814	819,835
SBA Senior Finance II LLC	3.270%		03/24/21		1,121	1,123,878

						1,943,713

Transportation Services — 0.2%
Scandlines GmbH (Germany)	4.250%		12/03/20	EUR	1,675	1,782,255

TOTAL BANK LOANS (cost $32,274,293)						31,669,465

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.9%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.650%	(a)	04/10/49		993	998,111
Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A3	2.903%		07/15/49		2,300	2,236,886
BBCMS Mortgage Trust, Series 2016-ETC, Class A, 144A	2.937%		08/14/36		1,170	1,131,356
BBCMS Mortgage Trust, Series 2016-ETC, Class B, 144A	3.189%		08/14/36		510	495,953
BBCMS Mortgage Trust, Series 2016-ETC, Class C, 144A	3.391%		08/14/36		430	422,138
BBCMS Mortgage Trust, Series 2016-ETC, Class D, 144A	3.609%	(a)	08/14/36		1,560	1,510,456
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 144A	2.389%	(a)	12/15/27		5,000	5,006,276
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47		3,200	3,314,328
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4	3.209%		05/10/49		3,500	3,487,139
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A4	2.832%		08/10/49		2,500	2,406,691
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4	3.314%		04/10/49		100	100,171
Cityline Commercial Mortgage Trust, Series 2016-CLNE, Class B, 144A	2.778%	(a)	11/10/31		2,400	2,331,615
Cityline Commercial Mortgage Trust, Series 2016-CLNE, Class C, 144A	2.778%	(a)	11/10/31		900	853,706
COMM Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45		2,000	1,989,920
COMM Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46		3,900	3,941,881
COMM Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47		3,200	3,258,035
COMM Mortgage Trust, Series 2014-UBS5, Class A4	3.838%		09/10/47		3,600	3,759,994
COMM Mortgage Trust, Series 2015-CR26, Class A4	3.630%		10/10/48		1,700	1,749,788
COMM Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48		5,000	4,964,032
COMM Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48		2,600	2,699,422
COMM Mortgage Trust, Series 2015-PC1, Class A5	3.902%		07/10/50		2,100	2,194,452
COMM Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49		2,500	2,416,514
COMM Mortgage Trust, Series 2016-DC2, Class A5	3.765%		02/10/49		600	622,571
DBWF Mortgage Trust, Series 2016-85T, Class D, 144A (original cost $1,317,944; purchased 12/09/16)(c)(d)	3.808%	(a)	12/10/36		1,400	1,334,142
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555%	(a)	09/10/35		3,000	2,964,363

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.621%	(a)	06/25/20		8,902	$362,707
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.442%	(a)	05/25/22		27,797	1,749,164
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.481%	(a)	06/25/22		15,860	1,043,257
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.883%	(a)	10/25/22		10,914	450,646
FHLMC Multifamily Structured Pass-Through Certificates, Series K027, Class X1, IO	0.819%	(a)	01/25/23		136,713	5,352,500
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class X1, IO	0.755%	(a)	01/25/25		83,596	4,073,037
FHLMC Multifamily Structured Pass-Through Certificates, Series K053, Class X1, IO	0.893%	(a)	12/25/25		89,764	5,769,357
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.369%	(a)	03/25/26		27,993	2,750,854
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.759%	(a)	05/25/19		21,843	728,408
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.692%	(a)	07/25/19		26,586	900,004
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46		1,430	1,438,017
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47		3,200	3,297,657
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A4	2.611%		12/15/47		2,000	2,002,974
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47		4,600	4,651,152
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46		4,600	4,650,199
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3	2.559%		08/15/49		2,900	2,761,907
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, IO, 144A	1.718%	(a)	08/15/45		49,340	2,650,339
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A3	3.969%	(a)	07/15/46		4,800	5,096,163
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3	3.766%		11/15/46		4,000	4,176,582
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48		1,700	1,715,313
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46		2,300	2,306,204
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5	2.860%		09/15/49		3,100	2,969,375
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A	3.126%		07/05/36		2,900	2,831,281
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46		4,600	4,626,682
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46		3,800	3,833,110
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47		3,480	3,486,986
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.707%	(a)	06/15/49		1,844	1,858,289
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50		4,300	4,432,308
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A3	2.674%		07/15/48		4,600	4,383,291

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $145,419,549)						142,537,703

CORPORATE BONDS — 42.7%
Aerospace & Defense — 0.1%
United Technologies Corp., Sr. Unsec’d. Notes	1.125%		12/15/21	EUR	700	762,738

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Agriculture — 0.3%
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18		2,375	$2,377,204
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19		895	1,021,048

						3,398,252

Airlines — 0.6%
American Airlines, Pass-Through Trust, Pass-Through Certificates, Series 2016-1, Class AA	3.575%		07/15/29		1,831	1,830,504
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%		12/15/22		1	596
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	5.983%		10/19/23		1,396	1,542,282
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		07/12/22		388	409,367
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		02/10/24		978	1,125,080
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		11/23/20		360	376,914
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		10/15/20		442	466,524
United Airlines, Pass-Through Trust, Pass-Through Certificates, Series 2007-071A, Class A	6.636%		01/02/24		736	792,977

						6,544,244

Apparel — 0.1%
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A	3.500%		06/15/24	EUR	575	631,303

Auto Manufacturers — 0.8%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43		1,755	1,666,209
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18		2,225	2,234,935
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, GMTN(e)	4.389%		01/08/26		1,095	1,109,755
General Motors Co., Sr. Unsec’d. Notes	4.875%		10/02/23		1,350	1,415,167
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43		1,885	2,083,828
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36		210	240,032

						8,749,926

Auto Parts & Equipment — 0.4%
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500%		08/15/24	EUR	701	748,610
IHO Verwaltungs GmbH (Germany), 1st Lien, 144A	3.750%		09/15/26	EUR	1,050	1,104,623
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	3.250%		09/15/23	EUR	1,075	1,165,551
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875%		04/01/24	EUR	1,275	1,426,688

						4,445,472

Banks — 10.2%
Bank of America Corp., Jr. Sub. Notes, Series K	8.000%	(a)	07/29/49		3,500	3,596,250
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23		4,275	4,289,278
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24		1,150	1,186,040
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24		3,750	3,897,191
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22		1,775	1,993,747
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17		4,590	4,723,014
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26		1,735	1,787,983
Bank of America NA, Sub. Notes	5.300%		03/15/17		790	796,119
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		01/12/26		1,290	1,306,540
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850%		04/01/21		3,700	3,756,647
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24		2,400	2,431,248
Citigroup, Inc., Jr. Sub. Notes, Series Q	5.950%	(a)	12/29/49		1,355	1,375,257
Citigroup, Inc., Jr. Sub. Notes, Series R(e)	6.125%	(a)	12/29/49		1,085	1,122,975
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39		2,995	4,450,372
Citigroup, Inc., Sub. Notes	4.450%		09/29/27		2,630	2,671,675
Credit Suisse/New York NY (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%		09/09/24		1,050	1,057,015
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%		05/12/21		900	890,899

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, MTN	3.700%		05/30/24		159	$154,617
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26		280	270,371
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26		1,150	1,171,533
Discover Bank, Sub. Notes	7.000%		04/15/20		2,005	2,226,308
Fifth Third Bank, Sr. Unsec’d. Notes	2.375%		04/25/19		425	428,195
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes, Series M	5.375%	(a)	12/29/49		1,950	1,969,500
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		02/25/26		125	125,367
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		4,200	4,721,703
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18		1,355	1,425,345
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41		2,195	2,720,850
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, Series D, MTN	6.000%		06/15/20		2,420	2,683,637
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37		440	543,333
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.375%		11/23/26		270	272,004
JPMorgan Chase & Co., Jr. Sub. Notes, Series 1	7.900%	(a)	12/29/49		6,130	6,347,615
JPMorgan Chase & Co., Jr. Sub. Notes, Series X	6.100%	(a)	10/29/49		1,450	1,467,219
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20		5,400	5,448,838
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26		1,740	1,660,809
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%		06/15/26		3,020	2,955,834
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22		500	505,645
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20		600	634,942
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27		420	431,520
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45		715	762,411
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100%		03/24/21		1,155	1,263,032
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800%		01/13/20		2,650	2,889,772
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850%		03/21/18		1,125	1,123,040
Morgan Stanley, Jr. Sub. Notes, Series H	5.450%	(a)	07/29/49		975	965,250
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%		07/27/26		2,725	2,603,400
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23		1,535	1,576,666
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.450%		01/09/17		4,035	4,036,985
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21		2,080	2,304,925
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19		2,635	2,856,235
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		1,920	2,130,386
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26		750	768,561
Northern Trust Corp., Sub. Notes	3.950%		10/30/25		2,725	2,857,691
People’s United Bank, Sub. Notes	4.000%		07/15/24		550	541,779
PNC Financial Services Group, Inc. (The), Sub. Notes	3.900%		04/29/24		975	999,474
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		10/16/20		1,550	1,536,036
State Street Corp., Jr. Sub. Notes	4.956%		03/15/18		3,025	3,125,191
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19		625	628,421

						112,466,690

Beverages — 0.1%
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%		10/01/18		375	385,929
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20		1,250	1,295,312

						1,681,241

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663%		06/15/51		2,948	2,833,346

Building Materials — 0.5%
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22		1,200	1,308,000
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750%		01/11/22	EUR	900	981,968
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(c)	5.375%		11/15/24		3,000	3,082,500
US Concrete, Inc., Gtd. Notes	6.375%		06/01/24		600	634,500

						6,006,968

Chemicals — 1.5%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%		06/01/43		870	866,718
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%		01/15/45		420	437,378

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Chemicals (continued)
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%		01/15/41		450	$511,278
Ashland, Inc., Gtd. Notes	6.875%		05/15/43		3,000	3,097,500
CF Industries, Inc., Gtd. Notes	4.950%		06/01/43		675	551,812
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44		700	577,717
CF Industries, Inc., Gtd. Notes	6.875%		05/01/18		380	400,003
CF Industries, Inc., Gtd. Notes(e)	7.125%		05/01/20		300	327,000
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44		125	125,429
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39		1,002	1,554,614
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21		3,550	4,025,945
Mosaic Co. (The), Sr. Unsec’d. Notes(e)	5.450%		11/15/33		465	461,190
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43		155	149,373
Union Carbide Corp., Sr. Unsec’d. Notes	7.875%		04/01/23		3,058	3,686,817

						16,772,774

Commercial Services — 0.8%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%		07/15/22		1,375	1,440,312
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	6.375%		04/01/24		650	649,188
ERAC USA Finance LLC, Gtd. Notes, 144A(c)	6.700%		06/01/34		920	1,115,746
ERAC USA Finance LLC, Gtd. Notes, 144A(c)	7.000%		10/15/37		770	975,633
Hertz Corp. (The), Gtd. Notes(e)	6.750%		04/15/19		632	632,000
Service Corp. International, Sr. Unsec’d. Notes	7.625%		10/01/18		2,000	2,185,000
United Rentals North America, Inc., Gtd. Notes	5.500%		07/15/25		650	663,000
United Rentals North America, Inc., Gtd. Notes	5.500%		05/15/27		450	446,625
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22		920	968,300

						9,075,804

Computers — 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%		06/01/19		905	923,829
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%		06/15/21		770	796,754
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%		10/05/17		3,360	3,378,681
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18		630	636,093

						5,735,357

Diversified Financial Services — 1.1%
Ally Financial, Inc., Sr. Unsec’d. Notes	4.125%	(a)	02/13/22		3,000	2,973,750
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22		1,350	1,407,375
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19		4,000	4,220,000
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%		11/15/35		354	370,959
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21		295	331,592
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19		1,400	1,505,000
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		650	668,843
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(f)	6.875%		05/02/18		2,740	161,934
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(c)	1.717%	(a)	07/03/33		373	320,723

						11,960,176

Electric — 3.5%
AES Corp., Sr. Unsec’d. Notes	5.500%		04/15/25		5,000	5,000,000
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%		07/01/23		550	563,011
Calpine Corp., Sr. Unsec’d. Notes	5.500%		02/01/24		1,500	1,447,500
Calpine Corp., Sr. Unsec’d. Notes(e)	5.375%		01/15/23		800	782,000
Calpine Corp., Sr. Unsec’d. Notes(e)	5.750%		01/15/25		1,350	1,302,750
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes(e)	4.300%		12/01/56		235	234,677
ContourGlobal Power Holdings SA (France), Sr. Sec’d. Notes, 144A(c)	5.125%		06/15/21	EUR	1,350	1,487,873
Dominion Resources Inc., Jr. Sub. Notes	4.104%		04/01/21		2,710	2,822,920

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
Dynegy, Inc., Gtd. Notes	5.875%		06/01/23		2,400	$2,082,000
Dynegy, Inc., Gtd. Notes	7.375%		11/01/22		2,500	2,387,500
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%		05/15/35		2,325	2,680,848
Emera US Finance LP (Canada), Gtd. Notes, 144A	3.550%		06/15/26		820	806,085
Enel Finance International NV (Italy), Gtd. Notes, 144A	6.000%		10/07/39		1,450	1,619,911
Enersis Americas SA (Chile), Sr. Unsec’d. Notes	4.000%		10/25/26		235	224,350
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.200%		10/01/17		1,930	1,994,813
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%		10/01/39		1,900	1,913,045
FirstEnergy Corp., Sr. Unsec’d. Notes, Series A	2.750%		03/15/18		1,800	1,816,351
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%		07/15/44		400	424,627
Iberdrola International BV (Spain), Gtd. Notes	6.750%		09/15/33		1,150	1,317,650
NRG Energy, Inc., Gtd. Notes	6.625%		03/15/23		3,263	3,271,158
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%		06/15/43		1,950	2,056,874
South Carolina Electric & Gas Co., First Mortgage	4.600%		06/15/43		2,025	2,128,393

						38,364,336

Electronics — 0.1%
Honeywell International, Inc., Sr. Unsec’d. Notes	0.650%		02/21/20	EUR	900	962,348

Entertainment — 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%		06/01/24		425	437,750
Cinemark USA, Inc., Gtd. Notes	4.875%		06/01/23		1,508	1,526,850
CPUK Finance Ltd. (United Kingdom), Sr. Sec’d. Notes, RegS	7.000%		02/28/42	GBP	1,100	1,431,772

						3,396,372

Food — 1.1%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A	5.750%	(a)	03/15/25		225	222,750
B&G Foods, Inc., Gtd. Notes	4.625%		06/01/21		2,000	2,040,000
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%		06/15/23		1,925	1,977,938
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(c)	5.750%		06/15/25		2,025	2,050,312
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(c)	7.250%		06/01/21		1,330	1,376,563
Kraft Heinz Foods Co., Gtd. Notes	3.000%		06/01/26		1,360	1,276,818
Kraft Heinz Foods Co., Gtd. Notes	4.375%		06/01/46		400	376,392
Kraft Heinz Foods Co., Gtd. Notes	5.000%		07/15/35		725	760,597
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%		02/10/22		725	779,375
Post Holdings, Inc., Gtd. Notes, 144A	6.000%		12/15/22		1,500	1,565,625

						12,426,370

Forest Products & Paper — 0.3%
International Paper Co., Sr. Unsec’d. Notes	6.000%		11/15/41		675	758,033
International Paper Co., Sr. Unsec’d. Notes	7.300%		11/15/39		1,000	1,274,218
International Paper Co., Sr. Unsec’d. Notes	7.950%		06/15/18		922	1,000,810

						3,033,061

Gas — 0.2%
NiSource Finance Corp., Gtd. Notes	4.800%		02/15/44		300	315,838
NiSource Finance Corp., Gtd. Notes	5.450%		09/15/20		1,345	1,468,724
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%		06/01/43		1,050	1,038,259

						2,822,821

Healthcare-Products — 0.7%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%		11/30/21		2,780	2,772,077
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25		3,435	3,537,068
Medtronic, Inc., Gtd. Notes	4.375%		03/15/35		1,358	1,436,666

						7,745,811

Healthcare-Services — 2.5%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37		1,900	2,469,261
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43		385	386,499

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare-Services (continued)
CHS/Community Health Systems, Inc., Gtd. Notes(e)	7.125%		07/15/20		750	$570,225
CHS/Community Health Systems, Inc., Gtd. Notes(e)	8.000%		11/15/19		3,400	2,822,000
Cigna Corp., Sr. Unsec’d. Notes	4.375%		12/15/20		745	791,977
Cigna Corp., Sr. Unsec’d. Notes	5.375%		03/15/17		2,125	2,141,203
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41		750	862,120
DaVita, Inc., Gtd. Notes	5.000%		05/01/25		500	491,875
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20		2,705	2,799,675
HCA, Inc., Gtd. Notes	5.375%		02/01/25		5,025	5,037,562
HCA, Inc., Gtd. Notes	5.875%		02/15/26		725	746,750
HealthSouth Corp., Gtd. Notes	5.125%		03/15/23		300	297,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22		240	241,994
Select Medical Corp., Gtd. Notes	6.375%		06/01/21		2,600	2,600,000
Synlab Bondco PLC (United Kingdom), Sr. Sec’d. Notes, RegS	6.250%		07/01/22	EUR	1,100	1,262,132
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%		02/01/20		500	481,250
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.000%		08/01/20		1,570	1,550,532
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42		1,260	1,227,064
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%		06/15/37		760	976,731
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37		195	255,072

						28,010,922

Home Builders — 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22		2,000	2,010,000
CalAtlantic Group, Inc., Gtd. Notes	6.250%		12/15/21		3,500	3,771,250
PulteGroup, Inc., Gtd. Notes	5.000%		01/15/27		975	926,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%		04/15/21		2,175	2,229,375
William Lyon Homes, Inc., Gtd. Notes	8.500%		11/15/20		2,000	2,090,000

						11,026,875

Home Furnishings — 0.1%
Tempur Sealy International, Inc., Gtd. Notes	5.500%		06/15/26		650	653,250

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%		04/01/26		670	699,333

Insurance — 2.1%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%	(a)	11/15/20		430	463,853
American International Group, Inc., Sr. Unsec’d. Notes	3.900%		04/01/26		2,120	2,157,274
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44		1,075	1,060,031
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	2.750%		03/15/23		4,760	4,742,131
Chubb Corp. (The), Gtd. Notes	6.375%	(a)	04/15/37		1,775	1,668,500
Chubb INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45		115	121,475
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34		1,350	1,630,857
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22		500	554,592
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		03/15/35		1,030	1,230,677
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40		405	511,334
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19		388	446,426
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43		350	354,989
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(a)	10/16/44		565	582,656
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40		500	615,693
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20		850	934,587
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42		150	155,356
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(a)	06/15/37		1,015	992,162
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39		2,310	2,997,742
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20		500	544,503
XLIT Ltd. (Ireland), Gtd. Notes, Series E	6.500%	(a)	10/29/49		1,880	1,466,400

						23,231,238

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Iron/Steel — 0.1%
Vale Overseas Ltd. (Brazil), Gtd. Notes(e)	6.250%		08/10/26		580	$603,200

Leisure Time — 0.1%
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A(c)	8.500%		10/15/22		1,225	1,270,937

Lodging — 0.4%
Boyd Gaming Corp., Gtd. Notes, 144A	6.375%		04/01/26		575	619,275
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22		1,325	1,336,094
MGM Resorts International, Gtd. Notes	6.625%		12/15/21		2,525	2,821,688

						4,777,057

Machinery-Diversified — 0.4%
CNH Industrial Capital LLC, Gtd. Notes	4.875%		04/01/21		1,050	1,092,000
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200%		01/15/98		1,100	1,091,231
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21		1,960	2,115,961

						4,299,192

Media — 3.5%
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39		65	81,624
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28		1,415	1,813,897
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17		2,000	2,080,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.500%		05/01/26		3,300	3,366,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A(e)	5.875%		04/01/24		800	854,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%		05/01/27		1,000	1,037,500
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Sec’d. Notes, 144A	7.750%	(a)	07/15/25		1,500	1,650,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%		12/15/21		1,425	1,449,937
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%		09/15/20		950	978,500
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%		10/23/35		710	810,701
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%		10/23/45		855	988,448
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%		10/23/55		225	263,772
Comcast Corp., Gtd. Notes	3.150%		03/01/26		1,190	1,174,141
DISH DBS Corp., Gtd. Notes	4.250%		04/01/18		2,850	2,922,304
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.125%		01/31/46		495	491,231
Historic TW, Inc., Gtd. Notes	6.625%		05/15/29		690	843,866
Liberty Interactive LLC, Sr. Unsec’d. Notes(e)	8.250%		02/01/30		2,250	2,396,250
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%		07/28/17		1,035	1,055,452
NBCUniversal Media LLC, Gtd. Notes	4.450%		01/15/43		290	296,341
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%		04/15/22		1,500	1,528,125
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875%		03/15/26		775	776,938
Sky PLC (United Kingdom), Gtd. Notes, 144A	6.100%		02/15/18		210	219,110
TCI Communications, Inc., Sr. Unsec’d. Notes	7.875%		02/15/26		750	1,006,701
TEGNA, Inc., Gtd. Notes, 144A	4.875%		09/15/21		475	483,313
Time Warner Cable, Inc., Sr. Sec’d. Notes	6.750%		07/01/18		2,620	2,797,164
Time Warner Cos., Inc., Gtd. Notes	7.250%		10/15/17		1,440	1,504,557
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, RegS	4.000%		01/15/25	EUR	1,100	1,204,236
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(c)	5.125%		02/15/25		1,175	1,123,594
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375%		01/15/25		1,140	1,148,550
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43		475	411,785
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42		95	78,753

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%		04/15/21	GBP	611	$783,004
Ziggo Secured Finance BV (Netherlands), Sr. Sec’d. Notes, RegS	3.750%		01/15/25	EUR	1,000	1,065,180

						38,684,974

Mining — 0.4%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.750%	(a)	10/19/75		1,730	1,941,925
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21		825	838,123
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45		820	805,015
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40		990	1,068,118

						4,653,181

Miscellaneous Manufacturing — 0.4%
General Electric Co., Sr. Unsec’d. Notes	4.125%		10/09/42		500	504,425
General Electric Co., Sub. Notes, MTN	5.300%		02/11/21		340	377,080
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43		425	502,895
Pentair Finance SA (United Kingdom), Gtd. Notes	1.875%		09/15/17		625	625,932
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19		2,350	2,641,196

						4,651,528

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19		1,180	1,172,310
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21		1,060	1,026,260

						2,198,570

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000%		09/01/23		1,150	1,151,437

Oil & Gas — 1.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(g)	10/10/36		2,000	808,624
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36		945	1,124,707
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%		03/15/46		165	203,504
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40		650	680,018
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%		07/15/41		1,650	1,699,493
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	6.125%		11/09/20		600	650,100
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21		1,650	1,677,258
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41		1,530	1,698,788
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%		02/15/27		470	454,760
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18		1,750	1,857,856
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22		510	551,362
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22		1,525	1,513,563
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.250%		04/15/21		2,100	2,139,375

						15,059,408

Oil & Gas Services — 0.1%
Cameron International Corp., Gtd. Notes	7.000%		07/15/38		450	561,928

Packaging & Containers — 0.6%
Ball Corp., Gtd. Notes	4.375%		12/15/23	EUR	1,125	1,308,012
Greif Nevada Holdings, Sr. Unsec’d. Notes, 144A, MTN	7.375%		07/15/21	EUR	1,470	1,875,481
Greif, Inc., Sr. Unsec’d. Notes	7.750%		08/01/19		1,815	2,014,650
WestRock RKT Co., Gtd. Notes	4.450%		03/01/19		1,165	1,215,646

						6,413,789

Pharmaceuticals — 1.0%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25		1,020	1,010,298
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%		05/14/35		1,715	1,685,034
Actavis Funding SCS, Gtd. Notes	3.800%		03/15/25		875	876,031
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35		1,850	1,831,115
Actavis Funding SCS, Gtd. Notes	4.750%		03/15/45		250	245,434
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%		07/15/23		625	547,656

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Pharmaceuticals (continued)
Merck & Co, Inc., Sr. Unsec’d. Notes	4.150%	05/18/43		2,075	$2,131,390
Pfizer, Inc., Sr. Unsec’d. Notes	4.125%	12/15/46		1,690	1,719,173
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(e)	3.150%	10/01/26		505	465,573
Teva Pharmaceutical Finance Netherlands Ill BV (Israel), Gtd. Notes	4.100%	10/01/46		160	137,098
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.125%	04/15/25		450	338,062

					10,986,864

Pipelines — 0.3%
Enterprise Products Operating LLC, Gtd. Notes	4.900%	05/15/46		2,110	2,165,917
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A(c)	6.375%	03/30/38		415	408,642
ONEOK Partners LP, Gtd. Notes	2.000%	10/01/17		750	752,072
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44		575	592,229

					3,918,860

Real Estate
ProLogis LP, Gtd. Notes	6.875%	03/15/20		8	8,974

Real Estate Investment Trusts (REITs) — 0.3%
DuPont Fabros Technology LP, Gtd. Notes	5.875%	09/15/21		2,000	2,092,500
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22		325	336,006
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24		1,235	1,208,756

					3,637,262

Retail — 0.7%
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45		765	852,552
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	4.500%	08/01/23	EUR	1,425	1,605,034
Limited Brands, Inc., Gtd. Notes	5.625%	02/15/22		2,200	2,348,500
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625%	07/15/24	EUR	1,250	1,388,107
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A(c)	8.000%	06/15/22		1,350	1,161,000

					7,355,193

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22		1,675	1,684,417

Semiconductors — 0.6%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750%	06/01/18		1,925	1,953,875
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/01/23		2,975	3,123,750
Sensata Technologies BV, Gtd. Notes, 144A	5.000%	10/01/25		1,750	1,715,000

					6,792,625

Software — 0.9%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000%	08/15/26		1,050	985,878
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	10/15/22		2,355	2,505,152
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23		2,225	2,369,625
Infor US, Inc., Gtd. Notes(c)	6.500%	05/15/22		950	990,375
Infor US, Inc., Sr. Sec’d. Notes, 144A(c)	5.750%	08/15/20		1,350	1,414,125
Microsoft Corp., Sr. Unsec’d. Notes	4.000%	02/12/55		435	411,415
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34		1,070	1,106,363

					9,782,933

Telecommunications — 1.7%
AT&T Corp., Gtd. Notes	8.250%	11/15/31		55	76,457
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25		2,320	2,236,069
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35		300	289,850
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48		74	66,494
AT&T, Inc., Sr. Unsec’d. Notes	4.550%	03/09/49		499	450,730
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46		850	805,306
AT&T, Inc., Sr. Unsec’d. Notes	4.800%	06/15/44		1,515	1,431,545
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40		49	50,323

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%	03/11/23		1,305	$1,360,128
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.350%	05/20/24		690	722,730
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19		1,300	1,376,375
Sprint Corp., Gtd. Notes(c)(e)	7.625%	02/15/25		500	525,625
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26		1,675	1,811,094
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375%	06/24/19	GBP	950	1,280,230
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55		2,796	2,625,752
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41		745	735,646
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54		2,517	2,503,816
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125%	04/30/18		200	215,248

					18,563,418

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23		294	300,412

Transportation — 0.1%
Silk Bidco AS (Norway), Sr. Sec’d. Notes, RegS	7.500%	02/01/22	EUR	1,300	1,446,862

TOTAL CORPORATE BONDS (cost $460,425,565)					472,240,049

NON-CORPORATE FOREIGN AGENCIES — 1.7%
CITIC Ltd. (China), Sr. Unsec’d. Notes, RegS, EMTN	6.875%	01/21/18		1,100	1,149,986
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23		750	723,900
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22		1,665	1,836,695
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	4.950%	07/19/22		390	401,298
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A, MTN	9.125%	07/02/18		1,610	1,749,426
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	4.625%	11/16/21		600	649,945
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS	4.250%	11/02/20		1,750	1,856,409
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	4.750%	07/13/21		250	270,103
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	01/20/20		1,500	1,683,750
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%	05/23/21		2,475	2,666,812
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%	01/24/22		1,100	1,103,300
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%	03/13/22		405	414,712
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950%	06/09/21		440	496,100
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950%	06/09/21		1,500	1,691,250
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20		1,250	1,241,714
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	03/23/21		1,000	1,072,600

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $18,601,593)					19,008,000

MUNICIPAL BONDS — 1.8%
California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.907%	10/01/50		1,125	1,579,163
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39		2,280	3,220,249
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40		725	1,065,257
University of California, Revenue Bonds, BABs	5.770%	05/15/43		1,400	1,711,724

					7,576,393

Colorado — 0.1%
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50		770	998,051

Illinois — 0.2%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40		1,380	1,801,245

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
New Jersey — 0.4%
New Jersey State Turnpike Authority, Revenue Bonds, Series A, BABs	7.102%		01/01/41	1,175	$1,641,499
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%		01/01/40	2,050	2,953,086

					4,594,585

Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	695	795,149
Ohio State Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, BABs	4.879%		12/01/34	450	506,417

					1,301,566

Oregon — 0.1%
Oregon State Department of Transportation, Revenue Bonds, Series A, BABs	5.834%		11/15/34	615	774,352

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	800	961,000

Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	1,375	1,778,274

TOTAL MUNICIPAL BONDS (cost $14,872,896)					19,785,466

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.4%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	201	202,179
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.739%	(a)	08/26/36	2,765	2,607,100
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 144A	2.511%	(a)	10/27/27	579	578,272
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	3.130%	(a)	09/25/47	1,152	1,041,481
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1(h)	2.206%	(a)	01/25/29	1,435	1,444,027
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M3(h)	5.306%	(a)	10/25/24	660	706,185
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2(h)	2.756%	(a)	12/25/28	1,550	1,564,428
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2(h)	3.006%	(a)	11/25/28	1,450	1,479,779
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2(h)	2.106%	(a)	03/25/29	760	758,044
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2(h)	2.056%	(a)	04/25/29	1,740	1,727,485
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A	0.732%	(a)	01/26/37	3,264	3,142,113
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 144A	0.732%	(a)	01/26/37	1,400	1,154,169
GSMSC Resecuritization Trust, Series 2015-4R, Class A1, 144A	0.730%	(a)	03/26/37	2,701	2,573,767
GSMSC Resecuritization Trust, Series 2015-4R, Class A2, 144A	0.730%	(a)	03/26/37	700	550,570
Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1	0.956%	(a)	07/19/47	2,306	1,927,827
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-6, Class A, 144A(b)	2.530%	(a)	05/01/20	5,675	5,596,929
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-7, Class A, 144A(b)	2.530%	(a)	07/01/20	3,892	3,867,545
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-8, Class A1, 144A	2.620%	(a)	08/01/20	2,724	2,720,303
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-9, Class A1, 144A(b)	2.620%	(a)	10/01/20	4,243	4,226,425
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-10, Class A2, 144A(b)	4.120%	(a)	11/01/20	1,500	1,488,750

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-1, Class A1, 144A	2.620%	(a)	01/01/21		3,776	$3,710,090
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-2, Class A, 144A	2.620%	(a)	03/01/21		2,129	2,117,357
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-3, Class A, 144A(b)	2.620%	(a)	09/01/21		2,031	2,005,793
LSTAR Securities Investment Trust (Cayman Islands), Series 2016-5, Class A1, 144A	2.620%	(a)	11/01/21		2,103	2,079,840
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-6, Class A, 144A	2.630%	(a)	11/01/21		3,820	3,766,226
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19		32	32,464
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 144A(b)	1.664%	(a)	11/10/18		1,510	1,510,000
Mortgage Repurchase Agreement Financing Trust, Series 2016-4, Class A1, 144A(b)	1.737%	(a)	05/10/19		6,310	6,296,288
Mortgage Repurchase Agreement Financing Trust, Series 2016-5, Class A, 144A(b)	1.872%	(a)	06/10/19		1,100	1,100,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.093%	(a)	02/25/34		912	913,988
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 3A1	3.258%	(a)	12/25/34		4,911	4,756,202
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF2, Class M3	3.756%	(a)	07/25/32		537	521,483
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-V1A, Class A1, 144A	1.538%	(a)	02/20/54	GBP	2,200	2,687,797
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20		174	174,279

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $70,619,842)						71,029,185

SOVEREIGN BONDS — 3.7%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.875%		04/22/21		1,175	1,251,375
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%		06/26/17	EUR	2,200	2,427,411
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24		250	252,500
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	6.850%		01/27/45		600	566,832
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	7.450%		04/30/44		290	292,900
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	7.500%		05/06/21		600	651,204
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS	7.500%		05/06/21		2,250	2,442,015
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes(c)	3.800%		08/08/17	JPY	680,000	5,658,182
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21		2,776	3,108,454
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%		02/19/18		2,020	2,066,504
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		02/21/23		436	472,559
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		03/25/24		290	316,100
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%		11/22/23		2,300	2,550,125
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes, RegS	6.000%		01/11/19	EUR	715	842,953

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

SOVEREIGN BONDS (Continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A, MTN	2.875%		07/08/21	EUR	825	$905,891
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375%		07/30/25	EUR	1,625	1,751,544
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.250%		01/08/47		1,280	1,276,316
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS, EMTN, RegS	3.750%		06/14/28	EUR	500	535,107
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.450%		03/24/17	JPY	170,000	1,468,131
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.600%		01/23/46		700	628,250
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44		462	420,097
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25		450	446,625
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, 144A	3.974%	(g)	05/31/18		296	288,325
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	9.500%		02/02/30		450	709,065
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, RegS, RegS, MTN	5.125%		10/15/24		2,100	2,031,750
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A, MTN	3.875%		10/29/35	EUR	945	1,045,739
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS, MTN	3.875%		10/29/35	EUR	1,000	1,106,602
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A	3.250%		10/26/26		1,450	1,374,635
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.250%		02/18/24		600	657,300
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.500%		10/26/22		1,300	1,436,469
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.850%		05/10/23		200	225,285
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%		03/30/21		500	512,700
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20		1,510	1,621,320

TOTAL SOVEREIGN BONDS (cost $44,204,128)						41,340,265

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.5%
Federal Home Loan Mortgage Corp.	5.500%		10/01/33		854	976,144
Federal Home Loan Mortgage Corp.	5.500%		06/01/34		14	16,147
Federal Home Loan Mortgage Corp.	6.000%		11/01/33		297	342,699
Federal Home Loan Mortgage Corp.	6.000%		05/01/34		145	163,986
Federal Home Loan Mortgage Corp.	6.000%		06/01/34		165	186,926
Federal Home Loan Mortgage Corp.(i)	6.250%		07/15/32		830	1,142,196
Federal Home Loan Mortgage Corp.	6.500%		07/01/32		33	37,256
Federal Home Loan Mortgage Corp.	6.500%		07/01/32		35	38,967
Federal Home Loan Mortgage Corp.	6.500%		08/01/32		79	89,708
Federal Home Loan Mortgage Corp.	6.500%		08/01/32		80	90,094
Federal Home Loan Mortgage Corp.	6.500%		08/01/32		67	77,620
Federal Home Loan Mortgage Corp.	6.500%		09/01/32		184	207,706
Federal Home Loan Mortgage Corp.	6.500%		09/01/32		66	74,453
Federal Home Loan Mortgage Corp.(i)	6.750%		03/15/31		600	845,633
Federal National Mortgage Assoc.	5.500%		02/01/33		33	37,468
Federal National Mortgage Assoc.	5.500%		02/01/33		27	29,722
Federal National Mortgage Assoc.	5.500%		03/01/33		95	107,008
Federal National Mortgage Assoc.	5.500%		03/01/33		84	93,756
Federal National Mortgage Assoc.	5.500%		03/01/33		40	45,044
Federal National Mortgage Assoc.	5.500%		04/01/33		54	60,248
Federal National Mortgage Assoc.	5.500%		04/01/33		59	66,412

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	5.500%		04/01/33	12	$13,632
Federal National Mortgage Assoc.	5.500%		04/01/33	43	47,472
Federal National Mortgage Assoc.	5.500%		07/01/33	63	70,833
Federal National Mortgage Assoc.	5.500%		07/01/33	64	71,795
Federal National Mortgage Assoc.	5.500%		08/01/33	20	22,752
Federal National Mortgage Assoc.	5.500%		02/01/34	49	55,382
Federal National Mortgage Assoc.	5.500%		04/01/34	61	68,921
Federal National Mortgage Assoc.	5.500%		06/01/34	44	49,159
Federal National Mortgage Assoc.	6.000%		10/01/33	393	456,184
Federal National Mortgage Assoc.	6.000%		10/01/33	4	4,442
Federal National Mortgage Assoc.	6.000%		03/01/34	165	188,205
Federal National Mortgage Assoc.	6.000%		02/01/35	310	357,792
Federal National Mortgage Assoc.	6.000%		11/01/36	99	112,602
Federal National Mortgage Assoc.(i)	6.250%		05/15/29	1,090	1,444,807
Federal National Mortgage Assoc.	6.500%		08/01/32	184	209,059
Federal National Mortgage Assoc.	6.500%		09/01/32	153	172,846
Federal National Mortgage Assoc.	6.500%		09/01/32	286	332,290
Federal National Mortgage Assoc.	6.500%		10/01/32	125	141,882
Federal National Mortgage Assoc.	6.500%		04/01/33	273	317,399
Federal National Mortgage Assoc.	6.500%		11/01/33	8	9,138
Federal National Mortgage Assoc.(i)	6.625%		11/15/30	530	737,276
Federal National Mortgage Assoc.	7.000%		05/01/32	125	135,297
Federal National Mortgage Assoc.	7.000%		06/01/32	10	11,502
Federal National Mortgage Assoc.(i)	7.125%		01/15/30	785	1,120,168
Government National Mortgage Assoc.	5.500%		01/15/33	110	124,110
Government National Mortgage Assoc.	5.500%		02/15/33	87	98,584
Government National Mortgage Assoc.	5.500%		05/15/33	206	230,139
Government National Mortgage Assoc.	5.500%		05/15/33	151	167,891
Government National Mortgage Assoc.	5.500%		06/15/33	236	268,507
Government National Mortgage Assoc.	5.500%		09/15/33	159	179,673
Government National Mortgage Assoc.	5.500%		07/15/35	124	139,515
Government National Mortgage Assoc.	6.000%		12/15/32	190	225,511
Government National Mortgage Assoc.	6.000%		11/15/33	92	106,842
Government National Mortgage Assoc.	6.000%		01/15/34	17	19,843
Government National Mortgage Assoc.	6.000%		06/20/34	518	602,715
Government National Mortgage Assoc.	6.000%		11/15/34	851	1,002,213
Government National Mortgage Assoc.	6.500%		09/15/32	246	281,318
Government National Mortgage Assoc.	6.500%		09/15/32	270	308,222
Government National Mortgage Assoc.	6.500%		09/15/32	128	145,853
Government National Mortgage Assoc.	6.500%		11/15/33	223	254,226
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	950	1,353,311

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $15,842,436)					16,388,501

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds(j)	2.250%		08/15/46	1,680	1,412,578
U.S. Treasury Bonds(i)(j)	2.500%		05/15/46	2,105	1,870,654
U.S. Treasury Bonds(i)(j)	2.875%		05/15/43	3,955	3,820,126
U.S. Treasury Bonds(j)	4.250%		11/15/40	2,350	2,853,046
U.S. Treasury Notes(i)	1.375%		04/30/21	285	279,578
U.S. Treasury Notes	2.000%		11/15/26	2,120	2,039,754
U.S. Treasury Notes(i)	2.250%		07/31/21	805	817,609
U.S. Treasury Strips Coupon, IO(j)	2.783%	(g)	08/15/29	1,200	844,405
U.S. Treasury Strips Coupon, IO(j)	2.878%	(g)	05/15/31	1,200	795,160
U.S. Treasury Strips Coupon, IO(i)(j)	3.042%	(g)	11/15/35	2,400	1,359,329
U.S. Treasury Strips Coupon, IO(i)	3.202%	(g)	08/15/40	2,400	1,133,734

TOTAL U.S. TREASURY OBLIGATIONS (cost $17,909,144)					17,225,973

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

PREFERRED STOCKS — 0.2%	Principal Amount (000)#	Value (Note 2)
Banking
Citigroup Capital XIII, 7.257%, (Capital Security, fixed to floating preferred)(a)	45,000	$1,161,900
State Street Corp., 5.35%(a)	35,000	875,700

TOTAL PREFERRED STOCKS (cost $2,000,000)		2,037,600

TOTAL LONG-TERM INVESTMENTS (cost $969,576,022)		986,756,490

	Shares
SHORT-TERM INVESTMENTS — 9.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(k)	8,928,002	82,762,575
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(k)	7,204,262	7,204,262
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $10,072,615; includes $10,066,753 of cash collateral for securities on loan)(k)(l)	10,071,571	10,073,585

TOTAL SHORT-TERM INVESTMENTS (cost $103,890,836) (Note 4)		100,040,422

TOTAL INVESTMENTS — 98.4% (cost $1,073,466,858)		1,086,796,912
OTHER ASSETS IN EXCESS OF LIABILITIES(m) — 1.6%		17,781,706

NET ASSETS — 100.0%		$1,104,578,618

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $31,059,799 and 2.8% of net assets.

(c)	Indicates a security or securities that have been deemed illiquid. (unaudited)

(d)	Indicates a restricted security; the aggregate original cost of such securities is $1,317,944. The aggregate value, $1,334,142, is approximately 0.1% of net assets.

(e)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,861,400; cash collateral of $10,066,753 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(f)	Represents issuer in default on interest payments. Non-income producing security.

(g)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(h)	Represents CAS issued by Fannie Mae or a STACR securities issued by Freddie Mac.

(i)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(j)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(l)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date		Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
4,694	5 Year U.S. Treasury Notes	Mar.	2017	$555,006,605	$552,315,109	$(2,691,496)
2,272	10 Year U.S. Treasury Notes	Mar.	2017	283,201,306	282,367,000	(834,306)
81	20 Year U.S. Treasury Bonds	Mar.	2017	12,056,975	12,203,156	146,181
487	30 Year U.S. Ultra Treasury Bonds	Mar.	2017	78,712,591	78,041,750	(670,841)

						(4,050,462)

Short Position:
342	2 Year U.S. Treasury Notes	Mar.	2017	74,027,194	74,107,125	(79,931)

						$(4,130,393)

Cash of $3,010,000 and U.S. Treasury Obligations with a combined market value of $7,967,406 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Mexican Peso,
Expiring 01/24/17	Goldman Sachs & Co.	MXN	24,824	$1,211,100	$1,192,981	$(18,119)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	BNP Paribas	AUD	559	$421,860	$403,519	$18,341
British Pound,
Expiring 01/27/17	Goldman Sachs & Co.	GBP	2,078	2,640,357	2,562,526	77,831
Expiring 01/27/17	UBS AG	GBP	3,839	4,666,257	4,734,507	(68,250)
Euro,
Expiring 01/27/17	Goldman Sachs & Co.	EUR	16,967	18,548,092	17,887,230	660,862
Expiring 01/27/17	JPMorgan Chase	EUR	419	458,859	442,089	16,770
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	219,665	786,908	748,329	38,579
Israeli Shekel,
Expiring 01/19/17	Citigroup Global Markets	ILS	400	104,693	104,008	685
Japanese Yen,
Expiring 01/27/17	UBS AG	JPY	45,193	435,024	387,300	47,724
Mexican Peso,
Expiring 01/24/17	Goldman Sachs & Co.	MXN	16,772	892,322	805,993	86,329
Polish Zloty,
Expiring 01/25/17	Goldman Sachs & Co.	PLN	2,314	587,203	552,682	34,521
South African Rand,
Expiring 01/13/17	Toronto Dominion	ZAR	9,060	618,700	657,916	(39,216)

				$30,160,275	$29,286,099	874,176

						$856,057

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Credit default swap agreements outstanding at December 31, 2016:
Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Buy Protection(1):
CDX.NA.HY.27.V1	12/20/21	5.000%	13,900	$(484,261)	$(860,521)	$(376,260)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
CIT Group, Inc.	06/20/18	5.000%	5,350	$341,964	$347,123	$5,159
General Motors Co.	06/20/19	5.000%	1,925	216,698	197,218	(19,480)

				$558,662	$544,341	$(14,321)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(b):
Ameriquest Home Equity	01/30/17	1.500%	261	$380	$—	$380	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	110	160	—	160	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	172	251	—	251	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	178	259	—	259	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	137	199	—	199	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	220	320	—	320	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	273	398	—	398	Goldman Sachs & Co.
Bank of America Prime Mortgage	01/30/17	1.500%	595	867	—	867	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	01/30/17	1.500%	422	53	—	53	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	01/30/17	1.500%	116	170	—	170	Goldman Sachs & Co.
Chase Mortgage	01/30/17	1.500%	161	234	—	234	Goldman Sachs & Co.
Chase Mortgage	01/30/17	1.500%	414	604	—	604	Goldman Sachs & Co.
Chase Mortgage	01/30/17	1.500%	414	603	—	603	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust	01/23/17	1.500%	92	134	—	134	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust	01/30/17	1.500%	143	208	—	208	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust	01/30/17	1.500%	170	248	—	248	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	61	89	—	89	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	380	554	—	554	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	411	599	—	599	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	205	299	—	299	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	49	71	—	71	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	45	66	—	66	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	104	152	—	152	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	01/23/17	1.500%	88	128	—	128	Goldman Sachs & Co.
Countrywide Home Equity	01/30/17	1.500%	154	225	—	225	Goldman Sachs & Co.
Countrywide Home Equity	01/30/17	1.500%	217	316	—	316	Goldman Sachs & Co.
Countrywide Home Equity	01/30/17	1.500%	173	252	—	252	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/03/17	1.500%	79	16	—	16	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/03/17	1.500%	920	190	—	190	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/03/17	1.500%	314	62	—	62	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	100	146	—	146	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	380	554	—	554	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	143	208	—	208	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	80	117	—	117	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	84	122	—	122	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	162	236	—	236	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	139	203	—	203	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	53	77	—	77	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(b) (continued):
GS Mortgage Securities Trust	01/23/17	1.500%	150	$219	$—	$219	Goldman Sachs & Co.
GSAMP Home Equity	01/30/17	1.500%	175	254	—	254	Goldman Sachs & Co.
GSAMP Home Equity	01/30/17	1.500%	265	386	—	386	Goldman Sachs & Co.
Indymac Subprime Mortgage	01/30/17	1.500%	144	187	—	187	Goldman Sachs & Co.
Indymac Subprime Mortgage	01/30/17	1.500%	389	(193)	—	(193)	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/23/17	1.500%	193	281	—	281	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/23/17	1.500%	57	83	—	83	Goldman Sachs & Co.
JPMorgan Chase Commercial Mortgage	01/23/17	1.500%	53	77	—	77	Goldman Sachs & Co.
Lehman Home Equity	01/30/17	1.500%	330	481	—	481	Goldman Sachs & Co.
LNR CDO Ltd.	01/11/17	1.500%	1,560	2,143	—	2,143	Goldman Sachs & Co.
Long Beach Home Equity	01/30/17	1.500%	310	452	—	452	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	395	576	—	576	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	57	83	—	83	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	73	106	—	106	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	88	128	—	128	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/30/17	1.500%	134	195	—	195	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	339	493	—	493	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	300	438	—	438	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	153	223	—	223	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	179	260	—	260	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	184	268	—	268	Goldman Sachs & Co.
Option One Home Equity	01/30/17	1.500%	564	822	—	822	Goldman Sachs & Co.
Option One Home Equity	01/30/17	1.500%	318	463	—	463	Goldman Sachs & Co.
UBS-Barclays Commercial Mortgage Trust	01/23/17	1.500%	42	61	—	61	Goldman Sachs & Co.
Wells Fargo Home Equity	01/30/17	1.500%	116	169	—	169	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/23/17	1.500%	49	71	—	71	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/23/17	1.500%	57	83	—	83	Goldman Sachs & Co.
WFCG Chase Commercial Mortgage	01/23/17	1.500%	283	412	—	412	Goldman Sachs & Co.

				$18,991	$—	$18,991

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues — Sell Protection(2):
Petroleo Brasileriro SA	06/20/18	1.000%	2,250	2.166%	$(37,270)	$(172,518)	$ 135,248	Morgan Stanley
Republic of Italy	09/20/20	1.000%	9,680	1.421%	(140,432)	44,911	(185,343)	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	2,000	1.421%	(29,014)	5,762	(34,776)	JPMorgan Chase

					$(206,716)	$(121,845)	$ (84,871)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
278	3 Month LIBOR	EUR	240	3 Month EURIBOR minus 24.50 bps	Citigroup Global Markets	01/16/17	$26,630	$—	$26,630
1,541	3 Month LIBOR plus 432 bps	JPY	120,000	3.450%	Citigroup Global Markets	03/24/17	492,834	37,018	455,816
5,882	3 Month LIBOR	JPY	600,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	741,412	—	741,412
1,157	3 Month LIBOR	EUR	900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	209,463	—	209,463
13,099	3 Month LIBOR	EUR	11,400	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	1,117,404	—	1,117,404
1,003	3 Month LIBOR	EUR	900	(0.613)%	JPMorgan Chase	02/22/20	60,611	—	60,611
719	3 Month LIBOR	EUR	640	(0.443)%	JPMorgan Chase	08/22/21	44,423	—	44,423

							$2,692,777	$37,018	$2,655,759

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	2,490	10/26/18	1.765%	3 Month BBSW(1)	$119	$6,967	$6,848
AUD	3,630	10/27/18	1.793%	3 Month BBSW(1)	120	8,992	8,872
AUD	15,895	11/29/18	1.900%	3 Month BBSW(1)	138	20,336	20,198
AUD	2,020	10/26/21	2.115%	6 Month BBSW(2)	121	(32,819)	(32,940)
AUD	2,990	10/27/21	2.125%	6 Month BBSW(2)	123	(47,742)	(47,865)
AUD	9,570	10/27/21	2.173%	6 Month BBSW(2)	(1,730)	(137,754)	(136,024)
AUD	19,585	11/29/21	2.458%	6 Month BBSW(2)	(284)	(105,810)	(105,526)
AUD	790	10/27/26	2.355%	6 Month BBSW(1)	119	31,338	31,219
AUD	3,490	11/29/26	2.823%	6 Month BBSW(1)	131	36,893	36,762
CAD	15,470	10/26/18	0.904%	3 Month Canadian Banker’s Acceptance(2)	104	(34,962)	(35,066)
EUR	8,000	08/01/19	0.346%	1 Day EUROIS(1)	(131,181)	(171,557)	(40,376)
EUR	1,255	10/06/21	(0.385%)	1 Day EONIA(1)	173	13,017	12,844
EUR	1,150	06/20/24	(0.050%)	1 Day EUROIS(1)	99	15,413	15,314
EUR	1,380	09/13/24	(0.104%)	1 Day EUROIS(1)	180	29,845	29,665

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (continued):
EUR	2,000	07/28/25	0.780%	1 Day EUROIS(1)	$180	$(102,007)	$(102,187)
EUR	3,900	02/23/26	0.324%	1 Day EUROIS(1)	(2,798)	(13,412)	(10,614)
EUR	705	03/04/36	0.865%	1 Day EUROIS(1)	(798)	12,772	13,570
EUR	550	04/11/36	0.962%	6 Month EURIBOR(1)	179	21,519	21,340
GBP	1,950	02/23/21	0.639%	1 Day GBP OIS(1)	222	(25,222)	(25,444)
MXN	48,200	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	29	(135,629)	(135,658)
MXN	38,000	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	25	(185,054)	(185,079)
MXN	38,100	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	26	(231,827)	(231,853)
MXN	69,000	10/15/26	6.445%	28 Day Mexican Interbank Rate(2)	38	(352,890)	(352,928)
MXN	37,560	12/09/26	7.780%	28 Day Mexican Interbank Rate(2)	(148)	(19,665)	(19,517)
MXN	13,900	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	18	(105,582)	(105,600)
NOK	28,010	11/01/26	1.650%	6 Month NIBOR(2)	43	(83,274)	(83,317)
NZD	21,750	12/15/17	2.125%	3 Month New Zealand Bank Bill(2)	122	(8,021)	(8,143)
NZD	6,340	11/01/26	2.835%	3 Month New Zealand Bank Bill(2)	(16,628)	(243,737)	(227,109)
	118,285	02/18/17	0.466%	1 Day USOIS(1)	256	17,094	16,838
	57,350	08/19/17	0.524%	1 Day USOIS(1)	202	62,731	62,529
	231,530	09/09/17	0.539%	1 Day USOIS(1)	31,678	289,266	257,588
	56,750	10/21/17	0.590%	1 Day USOIS(1)	202	79,334	79,132
	55,860	11/01/17	0.639%	1 Day USOIS(1)	276	59,554	59,278
	110,140	11/14/17	0.675%	1 Day USOIS(1)	(9,329)	102,156	111,485
	54,980	11/22/17	0.716%	1 Day USOIS(1)	274	36,311	36,037
	45,150	09/30/18	0.655%	1 Day USOIS(1)	252	315,200	314,948
	22,510	09/30/18	0.747%	1 Day USOIS(1)	200	121,102	120,902
	55,120	11/17/18	1.080%	1 Day USOIS(1)	274	144,915	144,641
	82,865	11/18/18	0.911%	1 Day USOIS(1)	(4,269)	242,942	247,211
	35,980	11/22/18	1.297%	3 Month LIBOR(1)	232	85,503	85,271
	1,575	03/11/20	1.824%	3 Month LIBOR(1)	28	(5,006)	(5,034)
	107,735	12/31/21	1.787%	3 Month LIBOR(1)	(140,427)	923,418	1,063,845
	17,000	12/31/21	1.850%	3 Month LIBOR(1)	242	93,717	93,475
	51,250	05/31/22	1.741%	3 Month LIBOR(1)	375,423	711,374	335,951
	29,120	05/31/22	2.237%	3 Month LIBOR(1)	(77,973)	(345,497)	(267,524)
	22,700	08/31/22	1.788%	3 Month LIBOR(1)	273	298,045	297,772
	87,900	08/31/22	2.013%	3 Month LIBOR(1)	(161,643)	80,676	242,319
	12,360	11/30/22	1.982%	3 Month LIBOR(1)	217	52,284	52,067
	5,800	12/31/22	1.405%	3 Month LIBOR(1)	181	219,026	218,845
	4,400	12/31/22	1.406%	3 Month LIBOR(1)	174	165,788	165,614
	8,700	12/31/22	1.409%	3 Month LIBOR(1)	197	326,572	326,375
	2,400	12/31/22	1.412%	3 Month LIBOR(1)	163	89,718	89,555
	12,100	12/31/22	1.416%	3 Month LIBOR(1)	216	449,280	449,064
	4,850	12/31/22	1.495%	3 Month LIBOR(1)	177	158,106	157,929
	10,495	05/31/23	1.394%	3 Month LIBOR(1)	207	454,777	454,570
	10,495	05/31/23	1.395%	3 Month LIBOR(1)	208	454,081	453,873
	10,290	05/31/23	1.513%	3 Month LIBOR(1)	206	371,269	371,063
	8,910	05/31/23	1.578%	3 Month LIBOR(1)	(16,958)	285,974	302,932
	3,950	05/31/23	1.584%	3 Month LIBOR(1)	172	125,448	125,276
	38,325	08/02/23	—(3)	—(3)	(14,022)	104,320	118,342
	58,445	08/02/23	—(4)	—(4)	2,858	168,597	165,739
	18,580	08/03/23	—(5)	—(5)	(13,138)	52,220	65,358
	10,920	08/15/23	1.459%	3 Month LIBOR(2)	130	(454,659)	(454,789)
	7,400	05/15/37	2.726%	3 Month LIBOR(2)	271	168,688	168,417
	14,685	11/15/41	1.869%	3 Month LIBOR(1)	46,940	2,020,844	1,973,904
	2,905	02/15/42	1.369%	1 Day USOIS(1)	202	466,733	466,531
	1,835	09/27/46	1.380%	1 Day USOIS(1)	183	323,497	323,314

					$(126,503)	$7,475,526	$7,602,029

Cash of $8,748,000, U.S. Government Agency Obligations, and U.S. Treasury Obligations with a combined market value of $12,484,612 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default and interest rate swap contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.

(4)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.

(5)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Credit Suisse First Boston Corp.	01/12/41	5,231	Pay variable payments based on 1 Month LIBOR and receive fixed payments based on the IOS.FN30.450.10 Index	$(4,157)	$(15,649)	$11,492

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$51,503,618	$—
Non-Residential Mortgage-Backed Securities	—	34,379,083	—
Residential Mortgage-Backed Securities	—	64,171,582	3,440,000
Bank Loans	—	30,160,387	1,509,078
Commercial Mortgage-Backed Securities	—	142,537,703	—
Corporate Bonds	—	472,240,049	—
Non-Corporate Foreign Agencies	—	19,008,000	—
Municipal Bonds	—	19,785,466	—
Residential Mortgage-Backed Securities	—	44,937,455	26,091,730
Sovereign Bonds	—	41,340,265	—
U.S. Government Agency Obligations	—	16,388,501	—
U.S. Treasury Obligations	—	17,225,973	—
Preferred Stocks	2,037,600	—	—
Affiliated Mutual Funds	100,040,422	—	—
Other Financial Instruments*
Futures Contracts	(4,130,393)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	856,057	—
Centrally Cleared Credit Default Swap Agreements	—	(390,581)	—
OTC Credit Default Swap Agreements	—	(206,716)	18,991
OTC Currency Swap Agreements	—	2,692,777	—
Centrally Cleared Interest Rate Swap Agreements	—	7,602,029	—
OTC Total Return Swap Agreement	—	(4,157)	—

Total	$97,947,629	$964,227,491	$31,059,799

SEE NOTES TO FINANCIAL STATEMENTS.

A60

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities***	Credit Default Swaps
Balance as of 12/31/15	$—	$18,076,943	$2,839
Realized gain (loss)	5,824	75,982	—
Change in unrealized appreciation (depreciation)**	20,740	112,441	16,152
Purchases / Exchanges / Issuances	—	16,094,369	—
Sales/Paydowns	(669,422)	(9,505,952)	—
Accrued discount/premium	—	51,082	—
Transfers into Level 3	2,151,936	4,626,865	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/16	$1,509,078	$29,531,730	$18,991

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $152,709 was relating to securities held at the reporting period end.

***	Residential Mortgage-Backed and Asset-Backed Residential Mortgage-Backed Level 3 securities rollforward.

During the period, there were no transfers between Level 1 and Level 2 to report.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2016	Valuation Methodology	Unobservable Inputs
Bank Loans	$1,509,078	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	29,531,730	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	18,991	Market Approach	Single Broker Indicative Quote

	$31,059,799

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$2,151,936	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Residential Mortgage-Backed Securities	$4,626,865	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Commercial Mortgage-Backed Securities	12.9%
Residential Mortgage-Backed Securities	12.5
Banks	10.2
Affiliated Mutual Funds (including 0.9% of collateral for securities on loan)	9.1
Collateralized Loan Obligations	4.7
Sovereign Bonds	3.7
Media	3.5
Electric	3.5
Non-Residential Mortgage-Backed Securities	3.1
Healthcare-Services	2.5
Insurance	2.1
Telecommunications	1.9
Municipal Bonds	1.8
Non-Corporate Foreign Agencies	1.7
Chemicals	1.6
U.S. Treasury Obligations	1.6

U.S. Government Agency Obligations	1.5%
Oil & Gas	1.4
Food	1.1
Diversified Financial Services	1.1
Technology	1.0
Home Builders	1.0
Pharmaceuticals	1.0
Software	0.9
Commercial Services	0.8
Auto Manufacturers	0.8
Healthcare-Products	0.7
Retail	0.7
Semiconductors	0.6
Airlines	0.6
Packaging & Containers	0.6
Building Materials	0.5
Computers	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A61

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Industry table (cont.)
Lodging	0.4%
Mining	0.4
Miscellaneous Manufacturing	0.4
Auto Parts & Equipment	0.4
Machinery-Diversified	0.4
Pipelines	0.3
Real Estate Investment Trusts (REITs)	0.3
Agriculture	0.3
Entertainment	0.3
Forest Products & Paper	0.3
Healthcare & Pharmaceutical	0.3
Biotechnology	0.3
Aerospace & Defense	0.3
Gas	0.2
Retailers	0.2
Multi-National	0.2
Banking	0.2
Transportation Services	0.2
Savings & Loans	0.1
Beverages	0.1

Gaming	0.1%
Transportation	0.1
IT Services	0.1
Leisure Time	0.1
Automotive	0.1
Office/Business Equipment	0.1
Health Care & Pharmaceutical	0.1
Electronics	0.1
Diversified Manufacturing	0.1
Consumer	0.1
Supermarkets	0.1
Housewares	0.1
Home Furnishings	0.1
Apparel	0.1
Iron/Steel	0.1
Oil & Gas Services	0.1

98.4
Other assets in excess of liabilities	1.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$5,159	*	Due from/to broker—variation margin swaps	$395,740	*
Credit contracts	Premiums paid for OTC swap agreements	50,673		Premiums received for OTC swap agreements	172,518
Credit contracts	Unrealized appreciation on OTC swap agreements	154,432		Unrealized depreciation on OTC swap agreements	220,312
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	981,642		Unrealized depreciation on OTC forward foreign currency exchange contracts	125,585
Interest rate contracts	Due from/to broker—variation margin futures	146,181	*	Due from/to broker—variation margin futures	4,276,574	*
Interest rate contracts	Due from/to broker—variation margin swaps	10,214,622	*	Due from/to broker—variation margin swaps	2,612,593	*
Interest rate contracts	Premiums paid for OTC swap agreements	37,018		Premiums received for OTC swap agreements	15,649
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,667,251		—	—

Total		$14,256,978			$7,818,971

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Forward Contracts**	Swaps	Total
Credit contracts	$(518,630)	$265,120	$—	$—	$—	$(1,631,610)	$(1,885,120)
Foreign exchange contracts	—	—	—	—	1,522,976	—	1,522,976
Interest rate contracts	(434,072)	(134,313)	3,369,998	128,858	—	(6,278,412)	(3,347,941)

Total	$(952,702)	$130,807	$3,369,998	$128,858	$1,522,976	$(7,910,022)	$(3,710,085)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Contracts**	Swaps	Total
Credit contracts	$357,855	$(209,859)	$—	$—	$944,847	$1,092,843
Foreign exchange contracts	—	—	—	493,771	—	493,771
Interest rate contracts	428,204	(284,376)	(3,552,236)	—	9,331,414	5,923,006

Total	$786,059	$(494,235)	$(3,552,236)	$493,771	$10,276,261	$7,509,620

*	Included in net unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

**	Included in net unrealized appreciation (depreciation) on foreign currency transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts Long Positions(2)	Futures Contracts Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$527,430	$148,946,000	$823,350,509	$103,673,248	$4,509,743

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements Buy Protection(4)	Credit Default Swap Agreements Sell Protection(4)	Currency Swap Agreements(4)
$26,204,359	$978,491,000	$18,970,000	$52,294,000	$45,268,000

		Total Return Swap Agreements(4)
		$17,779,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$9,861,400	$(9,861,400)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
BNP Paribas	$18,341	$—	$—	$18,341
Citigroup Global Markets	558,728	—	(424,000)	134,728
Credit Suisse First Boston Corp.	11,492	(11,492)	—	—
Deutsche Bank AG	741,412	—	(700,918)	40,494
Goldman Sachs & Co.	878,727	(18,312)	—	860,415
Hong Kong & Shanghai Bank	209,463	—	—	209,463
JPMorgan Chase	1,289,881	(220,119)	(1,042,052)	27,710
Morgan Stanley	135,248	(135,248)	—	—
Toronto Dominion	—	—	—	—
UBS AG	47,724	(47,724)	—	—

	$3,891,016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
BNP Paribas	$—	$—	$—	$—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(15,649)	11,492	—	(4,157)
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	(18,312)	18,312	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(220,119)	220,119	—	—
Morgan Stanley	(172,518)	135,248	—	(37,270)
Toronto Dominion	(39,216)	—	—	(39,216)
UBS AG	(68,250)	47,724	—	(20,526)

	$(534,064)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $9,861,400:
Unaffiliated investments (cost $969,576,022)	$986,756,490
Affiliated investments (cost $103,890,836)	100,040,422
Cash	1,815,642
Foreign currency, at value (cost $181,085)	182,192
Dividends and interest receivable	9,032,117
Deposit with broker for centrally cleared swaps	8,748,000
Deposit with broker for futures	3,010,000
Unrealized appreciation on OTC swap agreements	2,821,683
Due from broker—variation margin futures	2,053,122
Unrealized appreciation on OTC forward foreign currency exchange contracts	981,642
Receivable for investments sold	487,002
Premiums paid for OTC swap agreements	87,691
Tax reclaim receivable	51,758
Receivable for Series shares sold	48,410
Prepaid expenses	8,794

Total Assets	1,116,124,965

LIABILITIES
Payable to broker for collateral for securities on loan	10,066,753
Management fee payable	372,267
Due to broker—variation margin swaps	289,026
Unrealized depreciation on OTC swap agreements	220,312
Premium received for OTC swap agreements	188,167
Unrealized depreciation on OTC forward foreign currency exchange contracts	125,585
Accrued expenses and other liabilities	121,294
Payable for investments purchased	120,961
Payable for Series shares repurchased	39,804
Deferred trustees’ fees	1,047
Affiliated transfer agent fee payable	980
Loan interest payable	151

Total Liabilities	11,546,347

NET ASSETS	$1,104,578,618

Net assets were comprised of:
Paid-in capital	$946,610,460
Retained earnings	157,968,158

Net assets, December 31, 2016	$1,104,578,618

Net asset value and redemption price per share $1,104,578,618 / 89,941,589 outstanding shares of beneficial interest	$12.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of foreign withholding taxes of $4,383)	$42,468,723
Affiliated dividend income	1,683,782
Unaffiliated dividend income	111,476
Income from securities lending, net (including affiliated of $93,198)	99,115

Total income	44,363,096

EXPENSES
Management fee	4,482,241
Custodian and accounting fees (net of $8,800 fee credit)	184,000
Shareholders’ reports	106,000
Audit fee	58,000
Trustees’ fees	21,000
Insurance expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Legal fees and expenses	10,000
Loan interest expense	160
Miscellaneous	10,997

Total expenses	4,897,398

NET INVESTMENT INCOME (LOSS)	39,465,698

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(394,871))	(817,002)
Futures transactions	3,369,998
Options written transactions	130,807
Forward rate agreement transactions	128,858
Swap agreement transactions	(7,910,022)
Foreign currency transactions	1,749,403

(3,347,958)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $393,515)	16,997,966
Futures	(3,552,236)
Options written	(494,235)
Swap agreements	10,276,261
Foreign currencies	366,248

23,594,004

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	20,246,046

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,711,744

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$39,465,698	$37,422,495
Net realized gain (loss) on investment and foreign currency transactions	(3,347,958)	6,161,154
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	23,594,004	(45,769,143)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,711,744	(2,185,494)

SERIES SHARE TRANSACTIONS
Series shares sold [2,764,375 and 8,670,539 shares, respectively]	34,011,481	101,626,083
Series shares repurchased [6,055,908 and 7,014,473 shares, respectively]	(74,059,176)	(82,418,630)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(40,047,695)	19,207,453

CAPITAL CONTRIBUTIONS (Note 4)	20,597	—

TOTAL INCREASE (DECREASE)	19,684,646	17,021,959
NET ASSETS:
Beginning of year	1,084,893,972	1,067,872,013

End of year	$1,104,578,618	$1,084,893,972

SEE NOTES TO FINANCIAL STATEMENTS.

A65

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Boeing Co. (The)	223,500	$34,794,480
United Technologies Corp.	353,316	38,730,500

		73,524,980

Air Freight & Logistics — 0.7%
FedEx Corp.	137,552	25,612,182

Automobiles — 0.5%
Tesla Motors, Inc.*(a)	88,564	18,925,241

Banks — 9.3%
Bank of America Corp.	2,675,677	59,132,462
BB&T Corp.	783,808	36,854,652
Citigroup, Inc.	920,153	54,684,693
JPMorgan Chase & Co.	1,348,342	116,348,431
PNC Financial Services Group, Inc. (The)	396,938	46,425,868
Wells Fargo & Co.	628,123	34,615,859

		348,061,965

Beverages — 0.6%
Monster Beverage Corp.*	503,201	22,311,932

Biotechnology — 5.6%
Alexion Pharmaceuticals, Inc.*	252,458	30,888,236
BioMarin Pharmaceutical, Inc.*	247,779	20,526,012
Celgene Corp.*	523,807	60,630,660
Regeneron Pharmaceuticals, Inc.*	85,688	31,455,208
Shire PLC, ADR	394,262	67,174,360

		210,674,476

Capital Markets — 2.8%
Goldman Sachs Group, Inc. (The)	432,367	103,530,278

Chemicals — 1.5%
Dow Chemical Co. (The)	450,936	25,802,558
FMC Corp.	553,391	31,299,795

		57,102,353

Communications Equipment — 0.5%
Palo Alto Networks, Inc.*(a)	155,722	19,473,036

Consumer Finance — 2.0%
Capital One Financial Corp.	441,465	38,513,407
SLM Corp.*	3,430,362	37,802,589

		76,315,996

Diversified Financial Services — 0.5%
Voya Financial, Inc.	492,407	19,312,203

Electric Utilities — 1.8%
Exelon Corp.	408,139	14,484,853
PG&E Corp.	855,791	52,006,419

		66,491,272

Electrical Equipment — 0.8%
Eaton Corp. PLC	450,412	30,218,141

Electronic Equipment, Instruments & Components — 1.0%
Flex Ltd.*	2,489,691	35,776,860

Energy Equipment & Services — 2.3%
Halliburton Co.(a)	1,602,068	86,655,858

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	220,753	23,329,177

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	200,370	$32,081,241
Wal-Mart Stores, Inc.	395,129	27,311,316

		59,392,557

Food Products — 1.6%
ConAgra Foods, Inc.	813,870	32,188,559
Mondelez International, Inc. (Class A Stock)	645,395	28,610,360

		60,798,919

Health Care Equipment & Supplies — 0.7%
Zimmer Biomet Holdings, Inc.	245,413	25,326,622

Health Care Providers & Services — 1.5%
Cigna Corp.	215,116	28,694,323
Laboratory Corp. of America Holdings*	219,616	28,194,302

		56,888,625

Hotels, Restaurants & Leisure — 4.0%
Carnival Corp.	706,022	36,755,505
Marriott International, Inc. (Class A Stock)	644,583	53,294,122
McDonald’s Corp.	215,586	26,241,128
Starbucks Corp.	619,749	34,408,465

		150,699,220

Household Products — 1.2%
Procter & Gamble Co. (The)	531,330	44,674,226

Industrial Conglomerates — 1.1%
General Electric Co.	1,349,085	42,631,086

Insurance — 2.1%
Chubb Ltd.	371,411	49,070,821
MetLife, Inc.	545,414	29,392,361

		78,463,182

Internet & Direct Marketing Retail — 4.9%
Amazon.com, Inc.*	145,893	109,400,784
Netflix, Inc.*	317,159	39,264,284
Priceline Group, Inc. (The)*	24,342	35,686,833

		184,351,901

Internet Software & Services — 9.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	630,950	55,403,720
Alphabet, Inc. (Class A Stock)*	102,514	81,237,219
Alphabet, Inc. (Class C Stock)*	74,674	57,634,887
eBay, Inc.*	1,105,186	32,812,972
Facebook, Inc. (Class A Stock)*	716,002	82,376,030
Tencent Holdings Ltd. (China)	2,467,503	59,829,827

		369,294,655

IT Services — 2.9%
MasterCard, Inc. (Class A Stock)	529,693	54,690,802
Visa, Inc. (Class A Stock)(a)	688,476	53,714,898

		108,405,700

Machinery — 0.3%
Parker-Hannifin Corp.	78,533	10,994,620

SEE NOTES TO FINANCIAL STATEMENTS.

A66

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 2.0%
Charter Communications, Inc. (Class A Stock)*	74,965	$21,583,923
Comcast Corp. (Class A Stock)	567,743	39,202,654
Twenty-First Century Fox, Inc. (Class A Stock)	508,040	14,245,442

		75,032,019

Oil, Gas & Consumable Fuels — 6.5%
Anadarko Petroleum Corp.	277,508	19,350,633
Chevron Corp.	571,052	67,212,820
Concho Resources, Inc.*	265,393	35,191,112
EOG Resources, Inc.	170,952	17,283,247
Noble Energy, Inc.	679,410	25,858,345
Occidental Petroleum Corp.	566,880	40,378,862
Suncor Energy, Inc. (Canada)	1,158,063	37,864,645

		243,139,664

Pharmaceuticals — 4.5%
Allergan PLC*(a)	134,022	28,145,960
Bristol-Myers Squibb Co.	639,148	37,351,809
Eli Lilly & Co.	206,804	15,210,434
Merck & Co., Inc.	758,760	44,668,201
Pfizer, Inc.	1,316,280	42,752,775

		168,129,179

Road & Rail — 0.5%
Ryder System, Inc.	237,420	17,673,545

Semiconductors & Semiconductor Equipment — 5.0%
Analog Devices, Inc.	249,110	18,090,368
NVIDIA Corp.(a)	596,128	63,630,703
QUALCOMM, Inc.	1,092,542	71,233,738
Texas Instruments, Inc.	481,631	35,144,614

		188,099,423

Software — 8.0%
Adobe Systems, Inc.*	519,900	53,523,705
Microsoft Corp.	1,921,311	119,390,266
PTC, Inc.*	740,007	34,240,124
salesforce.com, Inc.*	640,315	43,835,965
Splunk, Inc.*(a)	449,988	23,016,886
Workday, Inc. (Class A Stock)*(a)	362,801	23,977,518

		297,984,464

Specialty Retail — 2.1%
Industria de Diseno Textil SA (Spain), ADR	2,693,274	45,704,860
O’Reilly Automotive, Inc.*(a)	116,650	32,476,526

		78,181,386

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	781,905	90,560,237

Textiles, Apparel & Luxury Goods — 2.0%
adidas AG (Germany), ADR(a)	534,382	41,975,706
Coach, Inc.	888,793	31,125,531

		73,101,237

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 0.8%
Vodafone Group PLC (United Kingdom), ADR	1,172,370	$28,640,999

TOTAL LONG-TERM INVESTMENTS (cost $2,709,437,236)		3,669,779,416

SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(b)	83,702,783	83,702,783
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $340,087,956; includes $339,889,748 of cash collateral for securities on loan)(b)(c)	340,076,342	340,144,358

TOTAL SHORT-TERM INVESTMENTS (cost $423,790,739)(Note 4)		423,847,141

TOTAL INVESTMENTS — 109.4% (cost $3,133,227,975)		4,093,626,557
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.4)%		(350,235,586)

NET ASSETS — 100.0%		$3,743,390,971

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $329,720,861; cash collateral of $339,889,748 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$73,524,980	$—	$—
Air Freight & Logistics	25,612,182	—	—
Automobiles	18,925,241	—	—
Banks	348,061,965	—	—
Beverages	22,311,932	—	—
Biotechnology	210,674,476	—	—
Capital Markets	103,530,278	—	—
Chemicals	57,102,353	—	—
Communications Equipment	19,473,036	—	—
Consumer Finance	76,315,996	—	—
Diversified Financial Services	19,312,203	—	—
Electric Utilities	66,491,272	—	—
Electrical Equipment	30,218,141	—	—
Electronic Equipment, Instruments & Components	35,776,860	—	—
Energy Equipment & Services	86,655,858	—	—
Equity Real Estate Investment Trusts (REITs)	23,329,177	—	—
Food & Staples Retailing	59,392,557	—	—
Food Products	60,798,919	—	—
Health Care Equipment & Supplies	25,326,622	—	—
Health Care Providers & Services	56,888,625	—	—
Hotels, Restaurants & Leisure	150,699,220	—	—
Household Products	44,674,226	—	—
Industrial Conglomerates	42,631,086	—	—
Insurance	78,463,182	—	—
Internet & Direct Marketing Retail	184,351,901	—	—
Internet Software & Services	309,464,828	59,829,827	—
IT Services	108,405,700	—	—
Machinery	10,994,620	—	—
Media	75,032,019	—	—
Oil, Gas & Consumable Fuels	243,139,664	—	—
Pharmaceuticals	168,129,179	—	—
Road & Rail	17,673,545	—	—
Semiconductors & Semiconductor Equipment	188,099,423	—	—
Software	297,984,464	—	—
Specialty Retail	78,181,386	—	—
Technology Hardware, Storage & Peripherals	90,560,237	—	—
Textiles, Apparel & Luxury Goods	73,101,237	—	—
Wireless Telecommunication Services	28,640,999	—	—
Affiliated Mutual Funds	423,847,141	—	—

Total	$4,033,796,730	$59,829,827	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 9.1% of collateral for securities on loan)	11.3%
Internet Software & Services	9.9
Banks	9.3
Software	8.0
Oil, Gas & Consumable Fuels	6.5
Biotechnology	5.6
Semiconductors & Semiconductor Equipment	5.0
Internet & Direct Marketing Retail	4.9
Pharmaceuticals	4.5
Hotels, Restaurants & Leisure	4.0
IT Services	2.9

Capital Markets	2.8%
Technology Hardware, Storage & Peripherals	2.4
Energy Equipment & Services	2.3
Insurance	2.1
Specialty Retail	2.1
Consumer Finance	2.0
Media	2.0
Aerospace & Defense	2.0
Textiles, Apparel & Luxury Goods	2.0
Electric Utilities	1.8
Food Products	1.6
Food & Staples Retailing	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

A68

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Industry table (cont.)
Chemicals	1.5%
Health Care Providers & Services	1.5
Household Products	1.2
Industrial Conglomerates	1.1
Electronic Equipment, Instruments & Components	1.0
Electrical Equipment	0.8
Wireless Telecommunication Services	0.8
Air Freight & Logistics	0.7
Health Care Equipment & Supplies	0.7
Equity Real Estate Investment Trusts (REITs)	0.6

Beverages	0.6%
Communications Equipment	0.5
Diversified Financial Services	0.5
Automobiles	0.5
Road & Rail	0.5
Machinery	0.3

109.4
Liabilities in excess of other assets	(9.4)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$329,720,861	$(329,720,861)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $329,720,861:
Unaffiliated investments (cost $2,709,437,236)	$3,669,779,416
Affiliated investments (cost $423,790,739)	423,847,141
Dividends receivable	3,624,376
Tax reclaim receivable	1,551,067
Receivable for Series shares sold	11,787
Prepaid expenses	27,382

Total assets	4,098,841,169

LIABILITIES
Payable to broker for collateral for securities on loan	339,889,748
Payable for investments purchased	13,180,477
Management fee payable	1,435,010
Payable for Series shares repurchased	595,536
Accrued expenses and other liabilities	347,514
Affiliated transfer agent fee payable	980
Distribution fee payable	391
Administration fee payable	311
Deferred trustees’ fees	231

Total liabilities	355,450,198

NET ASSETS	$3,743,390,971

Net assets were comprised of:
Paid-in capital	$1,656,568,389
Retained earnings	2,086,822,582

Net assets, December 31, 2016	$3,743,390,971

Class I:
Net asset value and redemption price per share $3,741,686,294 / 91,346,503 outstanding shares of beneficial interest	$40.96

Class II:
Net asset value and redemption price per share $1,704,677 / 41,838 outstanding shares of beneficial interest	$40.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $696,529)	$50,864,127
Income from securities lending, net (including affiliated: $1,491,131)	2,172,835
Affiliated dividend income	444,656

Total income	53,481,618

EXPENSES
Management fee	16,276,223
Distribution fee—Class II	4,541
Administration fee—Class II	2,710
Custodian and accounting fees	426,000
Shareholders’ reports	263,000
Insurance expenses	46,000
Trustees’ fees	42,000
Audit fee	27,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	17,761

Total expenses	17,138,235

NET INVESTMENT INCOME (LOSS)	36,343,383

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $14,839)	217,865,740
Foreign currency transactions	10,656

217,876,396

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $56,402)	(128,105,402)
Foreign currencies	7,087

(128,098,315)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	89,778,081

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$126,121,464

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$36,343,383	$34,018,287
Net realized gain (loss) on investment and foreign currency transactions	217,876,396	164,739,137
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(128,098,315)	(104,802,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	126,121,464	93,954,691

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	9,112,648	11,599,955
Series shares repurchased	(243,276,531)	(277,235,158)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(234,163,883)	(265,635,203)

CAPITAL CONTRIBUTIONS (Note 4)	3,315,979	—
TOTAL INCREASE (DECREASE)	(104,726,440)	(171,680,512)
NET ASSETS:
Beginning of year	3,848,117,411	4,019,797,923

End of year	$3,743,390,971	$3,848,117,411

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 93.9%		Value (Note 2)
COMMON STOCKS — 62.2%	Shares
Aerospace & Defense — 1.9%
BAE Systems PLC (United Kingdom)	9,581	$69,688
Boeing Co. (The)	78,800	12,267,584
BWX Technologies, Inc.	87,200	3,461,840
General Dynamics Corp.	56,500	9,755,290
Huntington Ingalls Industries, Inc.	68,300	12,580,177
Lockheed Martin Corp.	59,200	14,796,448
Northrop Grumman Corp.	42,500	9,884,650
Spirit AeroSystems Holdings, Inc. (Class A Stock)	129,300	7,544,655
Textron, Inc.	4,900	237,944
Thales SA (France)	2,763	267,683
United Technologies Corp.	15,700	1,721,034

		72,586,993

Air Freight & Logistics — 0.5%
Deutsche Post AG (Germany)	6,890	225,959
FedEx Corp.	97,600	18,173,120

		18,399,079

Airlines — 0.5%
Deutsche Lufthansa AG (Germany)	17,155	221,141
International Consolidated Airlines Group SA (United Kingdom)	2,273	12,245
Singapore Airlines Ltd. (Singapore)	2,100	13,990
Southwest Airlines Co.	390,800	19,477,472
United Continental Holdings, Inc.*	21,200	1,545,056

		21,269,904

Auto Components — 0.4%
Aisin Seiki Co. Ltd. (Japan)	1,300	56,250
Cie Generale des Etablissements Michelin (France)	2,598	288,792
Continental AG (Germany)	330	63,577
Cooper-Standard Holding, Inc.*	29,400	3,039,372
Dana Holding Corp.	81,400	1,544,972
GKN PLC (United Kingdom)	8,424	34,335
Koito Manufacturing Co. Ltd. (Japan)	300	15,843
Lear Corp.	78,300	10,364,571
Valeo SA (France)	715	41,047

		15,448,759

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	1,277	118,935
Ferrari NV (Italy)	347	20,203
Fiat Chrysler Automobiles NV (United Kingdom)	2,674	24,325
Ford Motor Co.	919,300	11,151,109
Fuji Heavy Industries Ltd. (Japan)	1,900	77,414
Honda Motor Co. Ltd. (Japan)	5,000	145,977
Mazda Motor Corp. (Japan)	1,600	26,054
Mitsubishi Motors Corp. (Japan)	5,300	30,128
Nissan Motor Co. Ltd. (Japan)	7,600	76,237
Peugeot SA (France)*	13,902	226,425
Suzuki Motor Corp. (Japan)	7,700	270,338
Thor Industries, Inc.	10,000	1,000,500
Toyota Motor Corp. (Japan)	7,000	410,399
Volkswagen AG (Germany)	91	13,061

		13,591,105

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks — 4.8%
Abn Amro Group NV (Netherlands), 144A	850	$18,821
Aozora Bank Ltd. (Japan)	4,000	14,133
Bank Hapoalim BM (Israel)	34,253	203,309
Bank of America Corp.	2,072,500	45,802,250
Bendigo & Adelaide Bank Ltd. (Australia)	27,922	255,424
BNP Paribas SA (France)	7,735	492,241
BOC Hong Kong Holdings Ltd. (Hong Kong)	76,500	272,459
Chiba Bank Ltd. (The) (Japan)	2,000	12,260
Citigroup, Inc.	616,100	36,614,823
Commonwealth Bank of Australia (Australia)	1,398	82,935
Concordia Financial Group Ltd. (Japan)	3,400	16,361
Credit Agricole SA (France)	28,051	347,236
DBS Group Holdings Ltd. (Singapore)	5,400	64,427
DNB ASA (Norway)	3,003	44,581
Erste Group Bank AG (Austria)	928	27,132
Fukuoka Financial Group, Inc. (Japan)	22,000	97,570
Hiroshima Bank Ltd. (The) (Japan)	2,000	9,320
HSBC Holdings PLC (United Kingdom)	90,563	730,722
ING Groep NV , CVA (Netherlands)	32,794	461,700
Intesa Sanpaolo SpA (Italy)	36,407	92,224
Intesa Sanpaolo SpA, RSP (Italy)	2,701	6,326
JPMorgan Chase & Co.	619,894	53,490,653
KBC Groep NV (Belgium)	202	12,481
Kyushu Financial Group, Inc. (Japan)	1,100	7,453
Lloyds Banking Group PLC (United Kingdom)	195,417	150,057
Mebuki Financial Group, Inc. (Japan)	2,850	10,533
Mediobanca SpA (Italy)	24,619	200,500
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,800	17,269
Mizuho Financial Group, Inc. (Japan)	71,600	128,489
National Australia Bank Ltd. (Australia)	1,107	24,452
PNC Financial Services Group, Inc. (The)	181,800	21,263,328
Resona Holdings, Inc. (Japan)	6,800	34,850
Societe Generale SA (France)	8,701	427,976
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,000	152,332
SunTrust Banks, Inc.	71,200	3,905,320
Svenska Handelsbanken AB (Sweden) (Class A Stock)	4,656	64,488
Swedbank AB (Sweden) (Class A Stock)	2,767	66,670
UniCredit SpA (Italy)	15,629	44,883
Wells Fargo & Co.	346,112	19,074,232
Westpac Banking Corp. (Australia)	650	15,258

		184,757,478

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 1.3%
Anheuser-Busch InBev SA/NV (Belgium)	390	$41,279
Asahi Group Holdings Ltd. (Japan)	1,100	34,634
Coca-Cola Amatil Ltd. (Australia)	32,744	238,801
Coca-Cola European Partners PLC (United Kingdom)	644	20,326
Diageo PLC (United Kingdom)	16,817	436,401
Dr. Pepper Snapple Group, Inc.	162,900	14,770,143
PepsiCo, Inc.	320,120	33,494,156

		49,035,740

Biotechnology — 2.0%
Actelion Ltd. (Switzerland)	299	64,616
Amgen, Inc.	153,408	22,429,784
Biogen Idec, Inc.*	49,000	13,895,420
Celgene Corp.*	201,200	23,288,900
Gilead Sciences, Inc.	267,700	19,169,997

		78,848,717

Building Products — 0.1%
Asahi Glass Co. Ltd. (Japan)	43,000	291,740
Continental Building Products, Inc.*	54,600	1,261,260
Daikin Industries Ltd. (Japan)	700	64,126
Universal Forest Products, Inc.	24,800	2,534,064

		4,151,190

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	35,139	303,968
Aberdeen Asset Management PLC (United Kingdom)	2,747	8,685
Ameriprise Financial, Inc.	45,100	5,003,394
ASX Ltd. (Australia)	600	21,495
BlackRock, Inc.	9,100	3,462,914
Goldman Sachs Group, Inc. (The)	121,100	28,997,395
Invesco Ltd.	66,500	2,017,610
Macquarie Group Ltd. (Australia)	5,349	335,073
Morgan Stanley	139,400	5,889,650
Partners Group Holding AG (Switzerland)	106	49,623
Raymond James Financial, Inc.	116,400	8,063,028
Schroders PLC (United Kingdom)	406	14,912
State Street Corp.	47,200	3,668,384
UBS Group AG (Switzerland)	11,166	174,586

		58,010,717

Chemicals — 0.9%
AdvanSix, Inc.*	7,116	157,548
Arkema SA (France)	201	19,648
Asahi Kasei Corp. (Japan)	3,000	26,104
BASF SE (Germany)	2,815	260,885
Celanese Corp. Series A	64,100	5,047,234
Chemours Co. (The)	163,400	3,609,506
Covestro AG (Germany), 144A	551	37,715
Croda International PLC (United Kingdom)	401	15,771
Daicel Corp. (Japan)	17,900	196,794
Evonik Industries AG (Germany)	625	18,631
GCP Applied Technologies, Inc.*	26,600	711,550
Givaudan SA (Switzerland)	35	64,056

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Hitachi Chemical Co. Ltd. (Japan)	300	$7,484
Johnson Matthey PLC (United Kingdom)	594	23,242
K+S AG (Germany)	585	13,935
Kuraray Co. Ltd. (Japan)	1,000	14,996
LyondellBasell Industries NV (Class A Stock)	200,100	17,164,578
Mitsubishi Chemical Holdings Corp. (Japan)	3,600	23,276
Mitsubishi Gas Chemical Co., Inc. (Japan)	11,700	199,361
Mitsui Chemicals, Inc. (Japan)	2,000	8,961
PPG Industries, Inc.	53,000	5,022,280
Shin-Etsu Chemical Co. Ltd. (Japan)	1,200	92,867
Sika AG (Switzerland)	5	23,989
Solvay SA (Belgium)	214	25,018
Teijin Ltd. (Japan)	400	8,082
Toray Industries, Inc. (Japan)	4,000	32,302
Trinseo SA	5,000	296,500
Westlake Chemical Corp.	45,700	2,558,743
Yara International ASA (Norway)	5,105	200,826

		35,881,882

Commercial Services & Supplies — 0.1%
Brink’s Co. (The)	20,400	841,500
Herman Miller, Inc.	25,900	885,780
Steelcase, Inc. (Class A Stock)	169,600	3,035,840

		4,763,120

Communications Equipment — 0.6%
Cisco Systems, Inc.	609,800	18,428,156
F5 Networks, Inc.*	38,400	5,557,248

		23,985,404

Construction & Engineering — 0.2%
Argan, Inc.	27,200	1,918,960
Eiffage SA (France)	182	12,677
EMCOR Group, Inc.	53,100	3,757,356
Kajima Corp. (Japan)	35,000	241,749
MasTec, Inc.*	40,300	1,541,475
Obayashi Corp. (Japan)	26,200	250,140
Shimizu Corp. (Japan)	6,000	54,768
Skanska AB (Sweden) (Class B Stock)	1,065	25,075
Taisei Corp. (Japan)	11,000	76,813

		7,879,013

Construction Materials
Fletcher Building Ltd. (New Zealand)	1,986	14,593
HeidelbergCement AG (Germany)	406	37,790

		52,383

Consumer Finance — 0.6%
Capital One Financial Corp.	56,200	4,902,888
Discover Financial Services	42,100	3,034,989
Synchrony Financial	446,600	16,198,182

		24,136,059

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging — 0.2%
Amcor Ltd. (Australia)	3,536	$38,057
Greif, Inc. (Class A Stock)	37,400	1,918,994
Owens-Illinois, Inc.*	232,900	4,054,789

		6,011,840

Distributors
Jardine Cycle & Carriage Ltd. (Singapore)	4,100	116,440

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	160,900	26,223,482
Challenger Ltd. (Australia)	8,862	71,604
Investor AB (Sweden) (Class B Stock)	4,787	178,364
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,400	7,221
ORIX Corp. (Japan)	17,300	269,262

		26,749,933

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	1,014,520	43,147,536
Deutsche Telekom AG (Germany)	10,156	174,249
Nippon Telegraph & Telephone Corp. (Japan)	7,700	324,133
Orange SA (France)	5,798	87,921
Telecom Italia SpA (Italy)*	65,746	58,050
Telecom Italia SpA (Italy)	353,674	256,695
Telefonica SA (Spain)	13,765	127,084
Verizon Communications, Inc.	731,488	39,046,829

		83,222,497

Electric Utilities — 1.6%
American Electric Power Co., Inc.	254,400	16,017,024
AusNet Services (Australia)	5,286	6,018
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	1,000	7,942
Chubu Electric Power Co., Inc. (Japan)	1,900	26,439
Chugoku Electric Power Co., Inc. (The) (Japan)	800	9,364
CLP Holdings Ltd. (Hong Kong)	8,000	73,367
Duke Energy Corp.	196,900	15,283,378
EDP-Energias de Portugal SA (Portugal)	46,235	140,719
Electricite de France (France)	763	7,763
Enel SpA (Italy)	81,879	359,917
Exelon Corp.	289,100	10,260,159
FirstEnergy Corp.	215,700	6,680,229
Hokuriku Electric Power Co. (Japan)	400	4,474
Iberdrola SA (Spain)	16,274	106,561
Kansai Electric Power Co., Inc. (The) (Japan)*	2,000	21,803
Kyushu Electric Power Co., Inc. (Japan)	1,200	13,000
PPL Corp.	394,300	13,425,915
Red Electrica Corp. SA (Spain)	1,262	23,776
Shikoku Electric Power Co., Inc. (Japan)	1,200	12,127

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
SSE PLC (United Kingdom)	2,935	$56,041
Terna Rete Elettrica Nazionale SpA (Italy)	4,613	21,097
Tohoku Electric Power Co., Inc. (Japan)	1,300	16,388
Tokyo Electric Power Co., Inc. (Japan)*	4,200	16,904

		62,590,405

Electrical Equipment — 0.3%
Emerson Electric Co.	140,600	7,838,450
EnerSys	22,600	1,765,060
Nidec Corp. (Japan)	700	60,263
Regal Beloit Corp.	500	34,625
Vestas Wind Systems A/S (Denmark)	3,917	253,683

		9,952,081

Electronic Equipment, Instruments & Components
Hitachi High-Technologies Corp. (Japan)	5,700	229,256
Hitachi Ltd. (Japan)	15,000	80,882
TDK Corp. (Japan)	3,500	239,989

		550,127

Energy Equipment & Services — 0.3%
Ensco PLC (Class A Stock)	810,700	7,880,004
McDermott International, Inc.*	144,800	1,070,072
Unit Corp.*	67,300	1,808,351

		10,758,427

Equity Real Estate Investment Trusts (REITs) — 1.3%
Apple Hospitality REIT, Inc.	24,100	481,518
CoreCivic, Inc.	55,200	1,350,192
Crown Castle International Corp.	109,800	9,527,346
Dexus Property Group (Australia)	4,998	34,672
Forest City Realty Trust, Inc. (Class A Stock)	161,000	3,355,240
Franklin Street Properties Corp.	82,100	1,064,016
GEO Group, Inc. (The)(a)	168,900	6,068,577
HCP, Inc.(a)	95,900	2,850,148
Land Securities Group PLC (United Kingdom)	2,407	31,621
Link REIT (The) (Hong Kong)	7,000	45,382
Mirvac Group (Australia)	154,867	237,829
Prologis, Inc.	196,600	10,378,514
Ryman Hospitality Properties, Inc.	44,800	2,822,848
Simon Property Group, Inc.	34,700	6,165,149
Unibail-Rodamco SE (France)	309	73,636
VEREIT, Inc.	451,100	3,816,306
WP Carey, Inc.	20,000	1,181,800

		49,484,794

Food & Staples Retailing — 1.2%
Carrefour SA (France)	1,445	34,790
Distribuidora Internacional de Alimentacion SA (Spain)	1,871	9,176
ICA Gruppen AB (Sweden)	8,166	248,556
J. Sainsbury PLC (United Kingdom)	92,828	285,304
Kroger Co. (The)	338,900	11,695,439

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
METRO AG (Germany)	7,879	$261,876
Wal-Mart Stores, Inc.	362,600	25,062,912
Walgreens Boots Alliance, Inc.	97,400	8,060,824
Wesfarmers Ltd. (Australia)	408	12,384

		45,671,261

Food Products — 1.4%
Archer-Daniels-Midland Co.	46,000	2,099,900
Bunge Ltd.	108,800	7,859,712
ConAgra Foods, Inc.	256,000	10,124,800
Fresh Del Monte Produce, Inc.	5,300	321,339
General Mills, Inc.	189,900	11,730,123
J.M. Smucker Co. (The)	16,600	2,125,796
Marine Harvest ASA (Norway)	16,965	306,736
MEIJI Holdings Co. Ltd. (Japan)	300	23,468
Nestle SA (Switzerland)	7,545	540,506
Sanderson Farms, Inc.(a)	56,100	5,286,864
Tate & Lyle PLC (United Kingdom)	1,387	12,071
Tyson Foods, Inc. (Class A Stock)	246,300	15,191,784
WH Group Ltd. (Hong Kong), 144A	334,000	269,236
Wilmar International Ltd. (Singapore)	17,300	42,739

		55,935,074

Gas Utilities — 0.1%
Enagas SA (Spain)	691	17,512
Gas Natural SDG SA (Spain)	1,223	23,009
Tokyo Gas Co. Ltd. (Japan)	2,000	9,028
UGI Corp.	117,000	5,391,360

		5,440,909

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	414,800	15,932,468
Baxter International, Inc.	310,900	13,785,306
Becton Dickinson and Co.	38,200	6,324,010
Boston Scientific Corp.*	340,100	7,356,363
C.R. Bard, Inc.	38,300	8,604,478
Cochlear Ltd. (Australia)	175	15,446
Danaher Corp.	159,200	12,392,128
Hologic, Inc.*	297,000	11,915,640

		76,325,839

Health Care Providers & Services — 1.7%
Alfresa Holdings Corp. (Japan)	12,800	211,417
Anthem, Inc.	87,200	12,536,744
Express Scripts Holding Co.*	248,500	17,094,315
Fresenius SE & Co. KGaA (Germany)	244	19,035
McKesson Corp.	39,300	5,519,685
Medipal Holdings Corp. (Japan)	16,700	263,060
Ramsay Health Care Ltd. (Australia)	417	20,503
Ryman Healthcare Ltd. (New Zealand)	1,106	6,228
Sonic Healthcare Ltd. (Australia)	4,962	76,365
UnitedHealth Group, Inc.	199,400	31,911,976

		67,659,328

Health Care Technology — 0.1%
Cerner Corp.*	56,500	2,676,405

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 0.7%
Aristocrat Leisure Ltd. (Australia)	24,712	$275,702
Compass Group PLC (United Kingdom)	5,038	93,110
Domino’s Pizza Enterprises Ltd. (Australia)	1,113	52,048
Extended Stay America, Inc.	147,300	2,378,895
Galaxy Entertainment Group Ltd. (Hong Kong)	7,000	30,318
McDonald’s Corp.	203,400	24,757,848
Paddy Power Betfair PLC (Ireland)	2,421	257,612
Tui AG (Germany)	1,434	20,531

		27,866,064

Household Durables — 0.4%
D.R. Horton, Inc.	457,600	12,506,208
Electrolux AB (Sweden) (Class B Stock)	714	17,679
Iida Group Holdings Co. Ltd. (Japan)	4,100	77,725
Lennar Corp. (Class A Stock)	22,800	978,804
Nikon Corp. (Japan)	1,000	15,530
Panasonic Corp. (Japan)	6,400	64,910
Persimmon PLC (United Kingdom)	951	20,749
Sekisui House Ltd. (Japan)	1,700	28,244
Sony Corp. (Japan)	3,900	108,974
Taylor Wimpey PLC (United Kingdom)	9,768	18,423
TRI Pointe Group, Inc.*	210,200	2,413,096

		16,250,342

Household Products — 0.9%
Colgate-Palmolive Co.	266,400	17,433,216
Henkel AG & Co. KGaA (Germany)	304	31,639
Kimberly-Clark Corp.	84,800	9,677,376
Procter & Gamble Co. (The)	70,905	5,961,692
Reckitt Benckiser Group PLC (United Kingdom)	2,034	172,297
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	1,865	52,493

		33,328,713

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp.	900,000	10,458,000
Electric Power Development Co. Ltd. (Japan)	400	9,181

		10,467,181

Industrial Conglomerates — 1.2%
3M Co.	89,800	16,035,586
Carlisle Cos., Inc.	35,700	3,937,353
CK Hutchison Holdings Ltd. (Hong Kong)	8,000	90,308
DCC PLC (United Kingdom)	259	19,252
General Electric Co.	387,592	12,247,907
Honeywell International, Inc.	136,700	15,836,695
Jardine Matheson Holdings Ltd. (Hong Kong)	800	44,200
NWS Holdings Ltd. (Hong Kong)	5,000	8,128

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Siemens AG (Germany)	2,411	$295,204
Toshiba Corp. (Japan)*	12,000	28,986

		48,543,619

Insurance — 1.3%
Aflac, Inc.	154,600	10,760,160
AIA Group Ltd. (Hong Kong)	36,400	203,907
Alleghany Corp.*	2,300	1,398,676
Allianz SE (Germany)	456	75,258
Allstate Corp. (The)	213,400	15,817,208
Aon PLC	14,100	1,572,573
Assicurazioni Generali SpA (Italy)	3,595	53,287
AXA SA (France)	5,568	140,363
Hannover Rueck SE (Germany)	183	19,769
Hanover Insurance Group, Inc. (The)	13,500	1,228,635
Legal & General Group PLC (United Kingdom)	109,099	332,359
Mapfre SA (Spain)	3,284	10,003
MetLife, Inc.	66,900	3,605,241
MS&AD Insurance Group Holdings, Inc. (Japan)	3,100	95,999
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	184	34,754
NN Group NV (Netherlands)	4,426	149,832
QBE Insurance Group Ltd. (Australia)	4,283	38,268
RSA Insurance Group PLC (United Kingdom)	3,056	22,038
St. James’s Place PLC (United Kingdom)	9,947	124,077
Suncorp Group Ltd. (Australia)	3,650	35,541
Swiss Life Holding AG (Switzerland)	971	274,287
Swiss Re AG (Switzerland)	1,017	96,221
Tokio Marine Holdings, Inc. (Japan)	2,100	85,980
Unum Group	122,500	5,381,425
XL Group Ltd. (Ireland)	265,900	9,907,434

		51,463,295

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.*	17,800	13,347,686
HSN, Inc.	67,000	2,298,100
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	94,500	1,422,225
Netflix, Inc.*	156,000	19,312,800
Shutterfly, Inc.*	22,500	1,129,050

		37,509,861

Internet Software & Services — 3.0%
Alphabet, Inc. (Class A Stock)*	35,800	28,369,710
Alphabet, Inc. (Class C Stock)*	51,682	39,889,201
eBay, Inc.*	169,400	5,029,486
Facebook, Inc. (Class A Stock)*	388,300	44,673,915

		117,962,312

IT Services — 1.8%
Accenture PLC (Class A Stock)	177,100	20,743,723
Amadeus IT Holding SA (Spain) (Class A Stock)	5,242	237,747

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Atos SE (France)	1,132	$119,311
Booz Allen Hamilton Holding Corp.	103,400	3,729,638
Cardtronics PLC (Class A Stock)*(a)	60,700	3,312,399
Cognizant Technology Solutions Corp. (Class A Stock)*	300,800	16,853,824
CoreLogic, Inc.*	26,600	979,678
Fujitsu Ltd. (Japan)	38,000	210,427
MasterCard, Inc. (Class A Stock)	218,600	22,570,450
Travelport Worldwide Ltd. (United Kingdom)	58,000	817,800
Worldpay Group PLC (United Kingdom), 144A	7,202	23,911

		69,598,908

Leisure Products — 0.1%
Bandai Namco Holdings, Inc. (Japan)	8,000	220,200
Sega Sammy Holdings, Inc. (Japan)	1,100	16,346
Smith & Wesson Holding Corp.*(a)	229,800	4,844,184

		5,080,730

Life Sciences Tools & Services — 0.3%
Lonza Group AG (Switzerland)	161	27,826
QIAGEN NV*	644	18,047
Thermo Fisher Scientific, Inc.	90,100	12,713,110
VWR Corp.*	25,900	648,277

		13,407,260

Machinery — 1.2%
Atlas Copco AB (Sweden) (Class A Stock)	9,901	300,362
Atlas Copco AB (Sweden) (Class B Stock)	1,137	30,912
Fortive Corp.	169,000	9,063,470
Illinois Tool Works, Inc.	50,300	6,159,738
Ingersoll-Rand PLC(a)	190,500	14,295,120
JTEKT Corp. (Japan)	700	11,162
Kone OYJ (Finland) (Class B Stock)	1,037	46,337
Minebea Co. Ltd. (Japan)	1,000	9,331
Sandvik AB (Sweden)	3,138	38,711
Schindler Holding AG (Switzerland)	539	94,082
Schindler Holding AG (Switzerland) (Part. Cert.)	136	23,951
SKF AB (Sweden) (Class B Stock)	754	13,826
Stanley Black & Decker, Inc.	112,400	12,891,156
Sumitomo Heavy Industries Ltd. (Japan)	2,000	12,842
Wabash National Corp.*(a)	160,300	2,535,946

		45,526,946

Marine
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	10	15,091

Media — 1.4%
Altice NV (Netherlands), (Class A Stock)*	1,125	22,264
CBS Corp. (Class B Stock)	172,300	10,961,726
Cinemark Holdings, Inc.	75,000	2,877,000
Comcast Corp. (Class A Stock)	283,273	19,560,000

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Discovery Communications, Inc. (Class C Stock)*	79,500	$2,129,010
RTL Group SA (Luxembourg)	111	8,132
TEGNA, Inc.	232,600	4,975,314
Toho Co. Ltd. (Japan)	300	8,463
Twenty-First Century Fox, Inc. (Class A Stock)	131,600	3,690,064
Twenty-First Century Fox, Inc. (Class B Stock)	219,700	5,986,825
Walt Disney Co. (The)	52,700	5,492,394
WPP PLC (United Kingdom)	15,653	348,335

		56,059,527

Metals & Mining — 0.7%
Anglo American PLC (United Kingdom)*	4,642	65,586
BHP Billiton Ltd. (Australia)	9,166	164,208
Boliden AB (Sweden)	11,368	295,284
Fortescue Metals Group Ltd. (Australia)	63,457	265,188
Mitsubishi Materials Corp. (Japan)	300	9,176
Newmont Mining Corp.	435,600	14,840,892
Norsk Hydro ASA (Norway)	4,020	19,186
Rio Tinto PLC (United Kingdom)	2,275	86,855
Steel Dynamics, Inc.	279,100	9,930,378
Voestalpine AG (Austria)	4,296	167,988

		25,844,741

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Chimera Investment Corp.	229,400	3,904,388

Multi-Utilities — 0.4%
National Grid PLC (United Kingdom)	13,495	157,673
Public Service Enterprise Group, Inc.	355,600	15,603,728

		15,761,401

Multiline Retail — 0.8%
Harvey Norman Holdings Ltd. (Australia)	1,628	6,032
Kohl’s Corp.(a)	136,200	6,725,556
Macy’s, Inc.	387,600	13,879,956
Target Corp.(a)	120,900	8,732,607

		29,344,151

Multi-Utilities
DUET Group (Australia)	7,448	14,709
Engie SA (France)	817	10,400
Innogy SE (Germany), 144A*	431	14,976

		40,085

Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp.	218,200	15,215,086
BP PLC (United Kingdom)	72,956	456,957
Chevron Corp.	110,100	12,958,770
ConocoPhillips	419,900	21,053,786
Devon Energy Corp.	149,500	6,827,665
Energen Corp.*	31,300	1,805,071
EOG Resources, Inc.	135,800	13,729,380
Exxon Mobil Corp.	351,116	31,691,730

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Galp Energia SGPS SA (Portugal)	20,128	$300,074
Kinder Morgan, Inc.	693,500	14,362,385
Neste OYJ (Finland)	6,813	260,718
Newfield Exploration Co.*	303,200	12,279,600
Phillips 66	209,000	18,059,690
Rice Energy, Inc.*	98,400	2,100,840
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	13,069	360,753
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	11,445	328,839
Statoil ASA (Norway)	3,433	62,658
Tesoro Corp.(a)	59,700	5,220,765
Total SA (France)	6,482	332,476
Valero Energy Corp.	104,300	7,125,776
Williams Cos., Inc. (The)	162,100	5,047,794

		169,580,813

Paper & Forest Products
Mondi PLC (South Africa)	4,276	87,326
Stora Enso OYJ (Finland) (Class R Stock)	1,619	17,319
UPM-Kymmene OYJ (Finland)	10,502	256,833

		361,478

Personal Products
Avon Products, Inc.*	257,500	1,297,800
Kao Corp. (Japan)	1,500	71,002
Unilever NV (United Kingdom)	5,045	207,244
Unilever PLC (United Kingdom)	2,617	105,832

		1,681,878

Pharmaceuticals — 2.8%
Allergan PLC*(a)	107,900	22,660,079
Astellas Pharma, Inc. (Japan)	20,200	280,242
AstraZeneca PLC (United Kingdom)	3,648	199,210
Bayer AG (Germany)	4,923	512,897
Bristol-Myers Squibb Co.	36,300	2,121,372
Daiichi Sankyo Co. Ltd. (Japan)	1,800	36,755
GlaxoSmithKline PLC (United Kingdom)	14,610	280,638
Jazz Pharmaceuticals PLC*	41,700	4,546,551
Johnson & Johnson	369,398	42,558,344
Mallinckrodt PLC*	199,200	9,924,144
Merck & Co., Inc.	43,000	2,531,410
Mitsubishi Tanabe Pharma Corp. (Japan)	4,100	80,278
Novartis AG (Switzerland)	6,701	487,320
Novo Nordisk A/S (Denmark) (Class B Stock)	4,357	156,295
Otsuka Holdings Co. Ltd. (Japan)	500	21,780
Pfizer, Inc.	624,497	20,283,663
Roche Holding AG (Switzerland)	3,009	685,909
Sanofi (France)	3,424	276,883
Shionogi & Co. Ltd. (Japan)	800	38,234
Taro Pharmaceutical Industries Ltd.*	100	10,527
Teva Pharmaceutical Industries Ltd. (Israel)	6,209	223,569

		107,916,100

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — 0.1%
Adecco Group AG (Switzerland)	3,495	$228,142
Insperity, Inc.	20,700	1,468,665
Intertek Group PLC (United Kingdom)	493	21,129
Randstad Holding NV (Netherlands)	4,182	226,530
RELX PLC (United Kingdom)	15,162	270,196
Wolters Kluwer NV (Netherlands)	913	33,023

		2,247,685

Real Estate Management & Development — 0.2%
Daito Trust Construction Co. Ltd. (Japan)	1,600	240,540
Daiwa House Industry Co. Ltd. (Japan)	1,600	43,633
Hulic Co. Ltd. (Japan)	1,800	15,970
Jones Lang LaSalle, Inc.	64,800	6,547,392
Kerry Properties Ltd. (Hong Kong)	7,000	18,930
Mitsubishi Estate Co. Ltd. (Japan)	4,000	79,459
Sun Hung Kai Properties Ltd. (Hong Kong)	21,000	264,442
Wharf Holdings Ltd. (The) (Hong Kong)	4,000	26,496
Wheelock & Co. Ltd. (Hong Kong)	6,000	33,673

		7,270,535

Real Estate Management & Development
Cheung Kong Property Holdings Ltd. (Hong Kong)	8,000	48,856
LendLease Group (Australia)	1,738	18,264
Mitsui Fudosan Co. Ltd. (Japan)	3,000	69,451

		136,571

Road & Rail — 0.1%
CSX Corp.	33,300	1,196,469
East Japan Railway Co. (Japan)	1,000	86,219
Landstar System, Inc.	12,500	1,066,250
MTR Corp. Ltd. (Hong Kong)	4,500	21,817
Nippon Express Co. Ltd. (Japan)	3,000	16,108
Tokyu Corp. (Japan)	3,000	22,014
Union Pacific Corp.	13,500	1,399,680

		3,808,557

Semiconductors & Semiconductor Equipment — 2.4%
Applied Materials, Inc.	525,200	16,948,204
Infineon Technologies AG (Germany)	1,733	29,976
Intel Corp.	886,800	32,164,236
QUALCOMM, Inc.	363,100	23,674,120
Texas Instruments, Inc.	284,900	20,789,153
Tokyo Electron Ltd. (Japan)	400	37,620

		93,643,309

Software — 3.0%
Adobe Systems, Inc.*	151,300	15,576,335
Check Point Software Technologies Ltd. (Israel)*	1,900	160,474
Citrix Systems, Inc.*	131,100	11,708,541
Electronic Arts, Inc.*	71,800	5,654,968
Intuit, Inc.	137,300	15,735,953
Konami Holdings Corp. (Japan)	5,900	238,114

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Microsoft Corp.	649,800	$40,378,572
Oracle Corp.	666,300	25,619,235
Sage Group PLC (The) (United Kingdom)	8,348	67,294
SAP SE (Germany)	664	57,439

		115,196,925

Specialty Retail — 1.8%
Bed Bath & Beyond, Inc.(a)	61,600	2,503,424
Best Buy Co., Inc.(a)	336,200	14,345,654
Express, Inc.*	326,300	3,510,988
Francesca’s Holdings Corp.*(a)	173,100	3,120,993
GameStop Corp. (Class A Stock)(a)	129,000	3,258,540
GNC Holdings, Inc. (Class A Stock)	800	8,832
Home Depot, Inc. (The)	216,200	28,988,096
Industria de Diseno Textil SA (Spain)	8,614	293,445
Kingfisher PLC (United Kingdom)	6,911	29,776
Penske Automotive Group, Inc.(a)	13,400	694,656
Ross Stores, Inc.	231,400	15,179,840

		71,934,244

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	552,300	63,967,386
Brother Industries Ltd. (Japan)	14,100	253,482
FUJIFILM Holdings Corp. (Japan)	1,300	49,226
Hewlett Packard Enterprise Co.	728,300	16,852,862
HP, Inc.	639,900	9,496,116
NEC Corp. (Japan)	8,000	21,159

		90,640,231

Textiles, Apparel & Luxury Goods
adidas AG (Germany)	569	89,742
Hermes International (France)	80	32,818
LVMH Moet Hennessy Louis Vuitton SE (France)	853	162,643
PVH Corp.	400	36,096
Swatch Group AG (The) (Switzerland)	140	8,544

		329,843

Tobacco — 0.8%
Altria Group, Inc.	436,300	29,502,606
British American Tobacco PLC (United Kingdom)	9,597	543,917
Japan Tobacco, Inc. (Japan)	6,500	213,354

		30,259,877

Trading Companies & Distributors
Ashtead Group PLC (United Kingdom)	1,439	27,975
ITOCHU Corp. (Japan)	22,600	299,241
Mitsubishi Corp. (Japan)	6,700	142,299
Mitsui & Co. Ltd. (Japan)	21,600	295,970
Sumitomo Corp. (Japan)	3,700	43,436

		808,921

Transportation Infrastructure
Abertis Infraestructuras SA (Spain)	1,866	26,071
Aena SA (Spain), 144A	196	26,703

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Atlantia SpA (Italy)	1,200	$28,076
Auckland International Airport Ltd. (New Zealand)	2,752	11,937
Sydney Airport (Australia)	3,216	13,881

		106,668

Wireless Telecommunication Services
KDDI Corp. (Japan)	8,300	209,600
NTT DOCOMO, Inc. (Japan)	4,200	95,530
SoftBank Corp. (Japan)	4,100	271,313
Vodafone Group PLC (United Kingdom)	82,153	202,170

		778,613

TOTAL COMMON STOCKS (cost $1,915,035,972)		2,420,619,766

UNAFFILIATED EXCHANGE TRADED FUND
iShares MSCI EAFE Index Fund(a) (cost $208,821)	3,850	222,260

PREFERRED STOCKS	Shares	Value (Note 2)
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	155	$11,837
Volkswagen AG (Germany) (PRFC)	2,408	336,922

		348,759

Banks
Citigroup Capital XIII, 7.1215%, (Capital Security, fixed to floating preferred)(b)	22,000	568,040

Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	541	64,401

TOTAL PREFERRED STOCKS (cost $908,689)		981,200

ASSET-BACKED SECURITIES — 4.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 1.4%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(b)	04/20/25	2,550	2,547,120
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A	2.580%	(b)	01/15/28	2,500	2,493,804
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A	2.288%	(b)	04/28/26	1,500	1,503,147
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.480%	(b)	10/15/26	2,500	2,506,347
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	2.432%	(b)	04/18/27	1,000	1,001,456
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	2.420%	(b)	10/15/26	750	750,791
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	2.480%	(b)	10/17/26	250	250,353
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.412%	(b)	04/18/27	1,250	1,250,456
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	2.080%	(b)	07/15/24	1,200	1,195,530
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	2.412%	(b)	07/18/27	750	752,240
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030%	(b)	04/17/25	2,100	2,097,180
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.431%	(b)	04/20/26	2,200	2,202,937
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	2.681%	(b)	04/20/26	450	441,760
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2, Class A1R, 144A	2.108%	(b)	10/18/26	500	499,616
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	2.351%	(b)	01/20/26	2,300	2,304,453
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.280%	(b)	01/17/26	500	499,834
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	2.350%	(b)	10/15/26	1,250	1,252,471
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.331%	(b)	05/05/27	250	249,807
ICG U.S. CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A(c)	3.280%		01/25/27	1,000	987,346
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.420%	(b)	04/15/27	500	500,333
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.496%	(b)	05/15/26	300	300,375
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382%	(b)	04/18/26	750	750,815
Magnetite IX Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A(c)	2.302%	(b)	07/25/26	3,000	3,004,957
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A(c)	2.332%	(b)	01/18/27	500	500,992
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.032%	(b)	07/22/25	1,200	1,200,506
Race Point V CLO Ltd. (Cayman Islands), Series 2011-5AR, Class AR, 144A	2.263%	(b)	12/15/22	201	201,327
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	2.161%	(b)	02/20/25	250	250,103

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.292%	(b)	07/25/26	1,000	$1,000,614
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.360%	(b)	07/17/26	800	801,241
Shackleton CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.381%	(b)	05/07/26	1,250	1,254,145
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(b)	04/15/25	3,200	3,194,371
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.556%	(b)	08/17/22	500	499,007
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.581%	(b)	10/20/23	1,100	1,101,754
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	2.502%	(b)	01/22/27	2,250	2,249,608
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434%	(b)	10/25/28	3,250	3,249,268
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.000%	(b)	07/15/25	2,700	2,701,148
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.020%	(b)	04/15/24	1,850	1,850,733
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.381%	(b)	04/20/26	1,850	1,848,397
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	504,026

					51,750,368

Non-Residential Mortgage-Backed Securities — 2.2%
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	1.504%	(b)	05/15/20	3,900	3,897,615
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A2B	1.399%	(b)	04/08/19	1,843	1,845,604
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(b)	10/08/19	3,243	3,249,465
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2B	1.209%	(b)	11/08/19	1,000	1,001,079
Americredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	1,000	990,900
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,700	1,691,452
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	6,000	5,954,352
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	4,700	4,642,511
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(b)	04/15/19	8,300	8,299,314
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	2,700	2,692,357
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	2,000	2,017,072
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	3,200	3,226,763
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 144A	2.310%		08/15/27	5,400	5,389,515
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	3,300	3,245,485
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(c)	1.038%	(b)	05/15/20	1,800	1,800,784
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A(c)	1.554%	(b)	05/17/21	2,300	2,312,114
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	4,300	4,269,028
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	3,400	3,345,802
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	3,000	2,980,208
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040%		01/15/21	1,182	1,184,458
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	4,700	4,700,165
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(b)	12/17/18	153	153,317
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(b)	12/17/18	452	452,057
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	1,522	1,514,010
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A, 144A	3.080%		03/21/33	2,647	2,672,782
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	1,423	1,422,994
SpringCastle America Funding LLC, Series 2016-AA. Class A, 144A	3.050%		04/25/29	2,918	2,932,557
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	5,795	5,840,781
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	638	626,999
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	1,700	1,700,903

					86,052,443

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities — 0.5%
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.739%	(b)	08/26/36	1,185	$1,117,329
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	2.406%	(b)	03/25/33	165	158,682
Credit Suisse Mortgage Trust, Series 16-RPL1, Class A1, 144A	3.767%	(b)	12/26/46	5,595	5,574,362
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.765%	(b)	07/25/35	296	282,803
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.792%	(b)	07/25/34	267	253,281
GSAMP Trust, Series 2004-HE2, Class A3C	1.916%	(b)	09/25/34	389	386,071
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	1.379%	(b)	06/25/34	424	411,392
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.956%	(b)	05/25/33	282	274,067
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE5, Class M1	1.701%	(b)	06/25/34	659	626,890
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.806%	(b)	12/27/33	548	533,448
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.656%	(b)	07/25/32	225	218,270
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	2.031%	(b)	09/25/32	3,375	3,245,223
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.521%	(b)	02/25/34	616	576,245
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250%		04/25/46	2,059	2,073,774
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%		02/25/55	1,041	1,043,418
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45	3,149	3,146,367

					19,921,622

TOTAL ASSET-BACKED SECURITIES (cost $157,336,121)					157,724,433

BANK LOANS(b) — 0.2%
Food
ARAMARK Corp.	3.430%		02/24/21	466	469,619

Health Care & Pharmaceutical — 0.1%
RPI Finance Trust	3.498%		10/14/22	1,325	1,338,972

Media & Entertainment
Nielsen Finance LLC	3.442%		10/04/23	751	757,144

Technology — 0.1%
Avago Technologies Cayman Finance Ltd. (Singapore)	3.881%		02/01/23	905	917,387
Dell International LLC	2.998%		12/31/18	600	599,063
Dell International LLC	4.020%		09/07/23	815	828,244
First Data Corp.	3.998%		03/24/21	1,020	1,029,108
TransUnion LLC	3.520%		04/09/21	486	489,295
Western Digital Corp.	4.748%		04/29/23	872	882,671

					4,745,768

Telecommunications
T-Mobile USA, Inc.	3.707%		11/09/22	1,025	1,035,262

TOTAL BANK LOANS (cost $8,188,699)					8,346,765

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.0%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class AS, 144A	3.172%		05/15/49	4,000	3,938,576
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.587%	(b)	04/10/49	3,857	3,875,019
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.711%	(b)	12/10/49	1,000	1,008,670
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	1,100	1,106,451
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,750	2,848,250
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	2,800	2,857,492
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%		05/10/49	5,000	4,890,348
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050%		04/10/49	6,500	6,391,947
Citigroup Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366%	(b)	12/11/49	6,000	6,006,033
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48	6,100	6,180,028

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	$994,960
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,700	1,718,256
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	2,700	2,756,857
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,800	2,891,933
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	5,000	5,090,328
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	2,300	2,344,913
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	3,000	3,069,902
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 144A	3.555%	(b)	09/10/35	1,100	1,131,841
Fannie Mae-Aces, Series 2014-M2, Class A2	3.513%	(b)	12/25/23	2,515	2,619,825
Fannie Mae-Aces, Series 2015-M17, Class A2	2.940%	(b)	11/25/25	3,900	3,918,050
Fannie Mae-Aces, Series 2016-M7, Class AB2	2.385%		09/25/26	2,400	2,225,619
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873%		12/25/21	3,500	3,590,313
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373%		05/25/22	2,000	2,003,526
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.442%	(b)	05/25/22	24,499	1,541,636
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.481%	(b)	06/25/22	6,933	456,034
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(b)	02/25/23	5,800	6,072,692
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(b)	07/25/23	2,400	2,542,343
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.369%	(b)	03/25/26	27,988	2,750,364
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.759%	(b)	05/25/19	18,590	619,922
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.692%	(b)	07/25/19	19,940	675,003
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(b)	05/25/25	2,500	2,527,706
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	4,000	4,002,704
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	5,800	5,955,613
GS Mortgage Securities Trust, Series GS4, Class A3	3.178%		11/10/49	5,500	5,490,891
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,400	1,435,067
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	6,000	5,919,262
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	924	940,069
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,700	1,702,528
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,900	3,943,368
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,936	1,975,376
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,400	1,415,278
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,500	1,513,512
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531%		08/15/49	10,400	9,837,691
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,700	1,713,392
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,900	3,922,622
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,800	1,815,684
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47	3,041	3,046,881
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	1,204	1,222,707
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3	2.642%		11/15/49	8,000	7,584,119

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $156,544,305)					154,081,601

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS — 9.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Agriculture — 0.1%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,500	$1,584,926
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	930	1,065,458
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	2,050	2,051,902
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	325	370,772

					5,073,058

Airlines — 0.2%
American Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%		11/01/28	3,029	2,983,840
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		03/15/19	37	37,917
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		05/10/21	531	592,924
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		07/12/22	592	625,016
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		04/29/26	597	610,715
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		02/10/24	274	315,386
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		11/23/20	342	358,185
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		10/15/20	773	815,046

					6,339,029

Auto Manufacturers — 0.3%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	1,430	1,357,652
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	4.134%		08/04/25	390	390,469
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, GMTN	4.389%		01/08/26	1,255	1,271,911
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,395	1,542,143
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36	760	868,686
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.700%		03/15/17	450	451,051
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.850%		01/15/21	4,705	4,724,949
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%		11/15/19	715	739,131

					11,345,992

Banks — 2.6%
Bank of America Corp., Jr. Sub. Notes	6.300%	(b)	12/29/49	445	465,025
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	2,330	2,617,145
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,075	1,106,152
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	780	782,605
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	975	1,005,556
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	3,820	3,969,939
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	3,880	3,998,487
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	2,000	2,002,512
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(b)	07/29/49	2,200	2,260,500
Bank of America NA, Sub. Notes	5.300%		03/15/17	930	937,203
Bank of America NA, Sub. Notes	6.000%		10/15/36	410	494,654
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		01/12/26	1,590	1,610,387
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	4,560	4,619,371
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	(b)	12/29/49	1,375	1,423,125
Citigroup, Inc., Jr. Sub. Notes	6.250%	(b)	12/29/49	625	643,125
Citigroup, Inc., Jr. Sub. Notes	5.950%	(b)	12/29/49	2,205	2,237,965
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	2,440	2,427,439
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	2,450	2,612,131
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	710	1,055,013
Citigroup, Inc., Sub. Notes(a)	4.450%		09/29/27	1,965	1,996,137
Compass Bank, Sr. Unsec’d. Notes	1.850%		09/29/17	1,270	1,267,117
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%		05/12/21	1,640	1,623,416

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Dexia Credit Local SA (France), Govt. Liquid Gtd. Notes, 144A	1.875%		09/15/21	1,250	$1,206,266
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	970	988,162
Discover Bank, Sub. Notes	7.000%		04/15/20	570	632,916
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	(b)	12/29/49	740	709,475
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(b)	12/29/49	2,215	2,237,150
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	4,100	4,045,466
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		02/25/26	1,010	1,012,967
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,055	2,252,260
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	3,620	4,069,658
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	270	334,683
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	104	128,424
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,910	2,061,918
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	1,025	1,107,724
JPMorgan Chase & Co., Jr. Sub. Notes(a)	6.100%	(b)	10/29/49	1,275	1,290,141
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	12/29/49	2,000	2,071,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	2,930	3,100,632
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	515	549,149
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	3,775	3,819,685
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800%		01/13/20	1,870	2,039,198
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%		02/06/25	3,080	3,000,819
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, GMTN	6.400%		08/28/17	20	20,613
Morgan Stanley, Jr. Sub. Notes(a)	5.450%	(b)	07/29/49	840	831,600
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	1,400	1,553,406
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	940	965,515
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.450%		01/09/17	1,345	1,345,662
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	1,290	1,429,497
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	6.625%		04/01/18	105	111,040
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	1,415	1,533,803
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%		07/24/42	780	1,002,430
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	3,825	3,919,661
National City Corp., Sub. Notes	6.875%		05/15/19	3,370	3,709,309
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	1.875%		09/17/18	2,110	2,108,960
People’s United Bank, Sub. Notes	4.000%		07/15/24	465	458,049
PNC Bank NA, Sr. Unsec’d. Notes	1.950%		03/04/19	515	515,543
PNC Bank NA, Sub. Notes	3.800%		07/25/23	270	278,386
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	1,210	1,216,624
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	1,120	1,126,638

					99,939,433

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%		02/01/36	855	899,347
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%		02/01/46	225	243,196
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%		11/15/39	1,285	1,889,753
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200%		01/15/39	250	375,973
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	1,400	1,451,646

					4,859,915

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663%		06/15/51	1,834	1,762,672
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%		02/01/25	1,460	1,476,146
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%		03/01/47	40	37,992
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	145	167,596

					3,444,406

Building Materials — 0.1%
Owens Corning, Inc., Gtd. Notes	4.200%		12/15/22	775	804,865
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(c)	5.375%		11/15/24	1,400	1,438,500

					2,243,365

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals — 0.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	780	$775,467
Celanese US Holdings LLC, Gtd. Notes(a)	5.875%		06/15/21	1,500	1,665,767
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	585	482,806
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	45	45,154
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	347	538,374
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%		02/26/55	1,185	1,101,154
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	1,000	1,056,652
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	5.450%		11/15/33	345	342,173
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	1,135	1,093,794
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%		06/01/25	460	553,789
Westlake Chemical Corp., Gtd. Notes, 144A	4.625%		02/15/21	950	983,250

					8,638,380

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A(c)	6.375%		10/15/17	1,302	1,349,061
ERAC USA Finance LLC, Gtd. Notes, 144A(c)	6.700%		06/01/34	420	509,362
ERAC USA Finance LLC, Gtd. Notes, 144A(c)	7.000%		10/15/37	380	481,481
United Rentals North America, Inc., Gtd. Notes	5.875%		09/15/26	485	498,944

					2,838,848

Computers — 0.2%
Apple, Inc., Sr. Unsec’d. Notes	3.450%		02/09/45	890	785,557
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%		06/01/19	1,085	1,107,575
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%		06/15/21	920	951,965
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(b)	10/05/17	3,925	3,946,823
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(b)	10/05/18	735	742,108
Seagate HDD Cayman, Gtd. Notes	3.750%		11/15/18	605	619,898

					8,153,926

Diversified Financial Services — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	775	789,531
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	6.400%		10/02/17	330	341,862
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250%		02/01/18	1,175	1,243,430
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23	1,560	1,545,355
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	900	913,710
GE Capital International Funding Co., Gtd. Notes	2.342%		11/15/20	766	765,635
GE Capital International Funding Co., Gtd. Notes	4.418%		11/15/35	760	796,409
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	560	576,234
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes	6.875%	(f)	02/06/12	1,715	98,613
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes	6.875%	(f)	05/02/18	700	41,370
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%		06/15/18	240	258,600
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	2.450%		07/15/24	475	462,709
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	3.250%		06/15/25	1,155	1,193,084
Synchrony Financial, Sr. Unsec’d. Notes	2.700%		02/03/20	2,700	2,691,994

					11,718,536

Electric — 0.5%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%		10/01/36	550	698,221
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%		04/01/36	310	387,153
Black Hills Corp., Sr. Unsec’d. Notes	2.500%		01/11/19	1,245	1,249,964
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%		03/15/33	590	785,649
Comision Federal De Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.750%		02/23/27	480	460,800
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.500%		12/01/39	220	259,041
Dominion Resources, Inc., Jr. Sub. Notes	4.104%		04/01/21	3,210	3,343,754
Duke Energy Carolinas LLC, First Mortgage	6.050%		04/15/38	550	693,742
Duke Energy Carolinas LLC, First Ref. Mortgage	4.000%		09/30/42	570	566,066

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Dynegy, Inc., Gtd. Notes	6.750%	11/01/19	455	$462,963
Dynegy, Inc., Gtd. Notes	7.375%	11/01/22	345	329,475
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	670	772,546
Emera US Finance LP (Canada), Gtd. Notes, 144A	3.550%	06/15/26	990	973,200
Eversource Energy, Sr. Unsec’d. Notes	4.500%	11/15/19	615	652,778
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,425	1,434,784
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	355	376,856
Florida Power & Light Co., First Mortgage	5.950%	10/01/33	295	367,883
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	145	166,139
Nevada Power Co., Gen. Ref. Mtge.	6.500%	05/15/18	1,260	1,343,965
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	610	650,962
NRG Energy, Inc., Gtd. Notes, 144A	7.250%	05/15/26	895	890,525
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	140	151,137
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800%	05/01/37	535	662,884
Southern California Edison Co., First Mortgage	3.600%	02/01/45	860	813,474
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	511,441

				19,005,402

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375%	11/01/18	1,000	1,034,690

Food — 0.1%
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	1,630	1,530,304
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	475	446,965
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35	815	855,016
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	980	969,587
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625%	08/15/22	1,600	1,686,000

				5,487,872

Forest & Paper Products — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A(c)	5.400%	11/01/20	290	318,820
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,595	1,791,204
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	286	310,446

				2,420,470

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	65	67,352
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	350	382,196

				449,548

Healthcare-Products — 0.3%
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734%	12/15/24	474	484,723
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	3,205	3,300,233
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	1,269	1,342,511
St Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%	09/15/18	4,910	4,916,928

				10,044,395

Healthcare-Services — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%	06/15/36	515	655,176
Aetna, Inc., Sr. Unsec’d. Notes	6.750%	12/15/37	1,380	1,793,463
Anthem, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	390	391,860
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	360	361,402
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/15/18	221	216,580
Cigna Corp., Sr. Unsec’d. Notes	5.875%	03/15/41	650	747,170
Cigna Corp., Sr. Unsec’d. Notes	6.150%	11/15/36	670	776,899
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	1,665	1,723,275
HCA, Inc., Sr. Sec’d. Notes	4.250%	10/15/19	555	577,200
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	1,100	1,131,625
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	400	417,500
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22	190	191,578

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%		08/01/45	445	$431,904
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21	5,305	5,396,151
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	720	701,179
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		06/15/17	195	199,016
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	420	549,387

					16,261,365

Home Builders
D.R. Horton, Inc., Gtd. Notes	3.625%		02/15/18	450	454,500

Housewares — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.200%		04/01/26	795	829,805
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%		04/15/18	1,700	1,789,082

					2,618,887

Insurance — 0.6%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	525	566,332
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,980	1,952,428
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,030	1,129,010
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125%		03/15/26	2,455	2,439,055
Chubb Corp. (The), Gtd. Notes	6.375%	(b)	03/29/67	1,300	1,222,000
Chubb INA Holdings, Inc., Gtd. Notes	3.350%		05/03/26	945	957,201
Chubb INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	130	137,319
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	755	837,435
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	365	432,756
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	850	1,009,251
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	772	909,262
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	186	214,008
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	200	202,851
New York Life Global Funding, Sec’d. Notes, 144A	1.950%		02/11/20	3,030	3,008,108
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39	660	868,101
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	370	455,613
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	680	747,670
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	910	1,344,183
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	130	134,642
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/67	735	718,462
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%		01/26/45	710	662,636
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,450	1,881,700
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.300%		08/25/45	885	916,733
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	350	381,152
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	460	501,082

					23,628,990

Lodging — 0.1%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	450	480,375
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	580	590,148
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	980	988,206
Marriott International, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,800	2,984,842
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	490	494,125

					5,537,696

Machinery-Diversified — 0.1%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	1,255	1,319,319
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,260	1,360,260

					2,679,579

Media — 0.4%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	515	602,686
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	90	113,018
AMC Networks, Inc., Gtd. Notes	5.000%		04/01/24	1,520	1,527,600

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	1,000	$1,040,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%		05/01/25	880	906,400
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%		10/23/35	875	999,103
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%		10/23/45	1,386	1,602,326
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%		11/15/22	255	345,143
Comcast Corp., Gtd. Notes	6.400%		05/15/38	530	678,665
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	505	647,636
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%		07/28/17	1,300	1,325,688
Time Warner Cable, Inc., Sr. Sec’d. Notes	5.850%		05/01/17	1,710	1,734,267
Time Warner, Inc., Gtd. Notes	3.800%		02/15/27	385	382,814
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	210	242,411
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	1,465	1,709,334
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	200	173,383
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42	50	41,449
Viacom, Inc., Sr. Unsec’d. Notes	5.250%		04/01/44	450	409,383
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	1,040	1,066,000

					15,547,306

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(b)	10/19/75	1,135	1,228,865
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	920	1,027,603
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	530	520,315
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40	425	458,535

					3,235,318

Miscellaneous Manufacturing — 0.1%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,205	1,235,125
General Electric Co., Sr. Unsec’d. Notes	4.125%		10/09/42	190	191,682
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.000%		08/07/19	264	291,684
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	1,300	1,317,875

					3,036,366

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19	1,410	1,400,811
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21	1,260	1,219,894
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	2.400%		10/26/22	1,095	1,062,984
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%		02/11/20	1,000	1,063,945

					4,747,634

Oil & Gas — 0.5%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%		03/15/46	225	277,506
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(g)	10/10/36	2,000	808,624
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,155	1,374,642
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40	325	340,009
ConocoPhillips Co., Gtd. Notes	4.950%		03/15/26	2,250	2,484,004
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%		07/15/41	300	308,999
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%		06/15/45	110	108,057
Devon Financing Corp. LLC, Gtd. Notes	7.875%		09/30/31	1,700	2,157,035
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%		04/01/35	1,020	965,972
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%		03/15/25	1,995	2,061,378
Hess Corp., Sr. Unsec’d. Notes	4.300%		04/01/27	1,055	1,050,170
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	1,070	1,087,676
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%		11/15/44	1,200	1,203,537
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%		02/15/27	555	537,004
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%		06/02/41	1,255	1,175,370

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%	03/13/22	450	$460,791
Phillips 66, Gtd. Notes	2.950%	05/01/17	490	492,733
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,500	1,592,448
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%	02/14/22	550	594,606

				19,080,561

Oil & Gas Services — 0.1%
Cameron International Corp., Sr. Unsec’d. Notes	4.500%	06/01/21	2,200	2,274,505
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	2,845	2,981,532

				5,256,037

Packaging & Containers
Ball Corp., Gtd. Notes	4.375%	12/15/20	630	658,350
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22	800	868,430

				1,526,780

Pharmaceuticals — 0.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	1,175	1,163,823
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	1,910	1,876,627
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	1,000	1,001,178
Actavis Funding SCS, Gtd. Notes	4.550%	03/15/35	2,010	1,989,482
Actavis Funding SCS, Gtd. Notes	4.750%	03/15/45	285	279,794
Actavis, Inc., Gtd. Notes	6.125%	08/15/19	445	486,175
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	2.750%	02/10/25	420	412,382
Merck & Co., Inc., Sr. Unsec’d. Notes	3.700%	02/10/45	1,380	1,315,888
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44	1,325	1,428,933
Teva Pharmaceutical Finance Netherlands III BV (Netherlands), Gtd. Notes(a)	3.150%	10/01/26	610	562,376
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	4.100%	10/01/46	195	167,088
Wyeth LLC, Gtd. Notes	6.450%	02/01/24	60	73,058
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	120	116,805

				10,873,609

Pipelines — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	717	743,887
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	4.650%	06/01/21	675	700,831
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%	03/15/35	250	233,633
Enterprise Products Operating LLC, Gtd. Notes(a)	3.950%	02/15/27	1,080	1,106,344
Enterprise Products Operating LLC, Gtd. Notes(a)	3.700%	02/15/26	690	692,502
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	1,345	1,366,603
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%	02/15/18	510	531,992
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	1,430	1,389,967
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	145	164,490

				6,930,249

Real Estate
ProLogis LP, Gtd. Notes	6.875%	03/15/20	72	80,766

Real Estate Investment Trusts (REITs)
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	715	718,055
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	230	237,789

				955,844

Retail — 0.2%
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	820	913,847
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	225	254,944
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.000%	04/01/26	730	728,599
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	755	804,601
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,450	1,547,875
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	385	497,319
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	360	368,721

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%		01/30/26	2,620	$2,667,414
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%		12/01/25	1,375	1,430,000
Target Corp., Sr. Unsec’d. Notes	3.500%		07/01/24	345	358,365

					9,571,685

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	1,455	1,463,180

Semiconductors
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%		03/15/23	1,500	1,582,500

Software — 0.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%		10/15/18	1,650	1,678,699
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20	2,210	2,287,942
Microsoft Corp., Sr. Unsec’d. Notes	2.375%		02/12/22	3,085	3,072,583
Microsoft Corp., Sr. Unsec’d. Notes(a)	3.125%		11/03/25	1,380	1,395,413
Oracle Corp., Sr. Unsec’d. Notes	4.300%		07/08/34	920	951,265

					9,385,902

Telecommunications — 0.5%
AT&T Corp., Gtd. Notes	8.250%	(b)	11/15/31	4	5,561
AT&T, Inc., Sr. Unsec’d. Notes	3.400%		05/15/25	3,460	3,334,828
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		05/15/35	430	415,451
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		03/09/48	4	3,594
AT&T, Inc., Sr. Unsec’d. Notes	4.550%		03/09/49	844	762,356
AT&T, Inc., Sr. Unsec’d. Notes	4.750%		05/15/46	875	828,992
AT&T, Inc., Sr. Unsec’d. Notes	4.800%		06/15/44	1,000	944,914
AT&T, Inc., Sr. Unsec’d. Notes	5.150%		03/15/42	860	856,708
AT&T, Inc., Sr. Unsec’d. Notes	5.350%		09/01/40	82	84,214
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	(b)	12/15/30	400	610,272
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23	2,000	2,003,740
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%		09/15/48	2,025	1,941,797
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%		03/15/55	2,056	1,930,810
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%		08/21/46	1,256	1,272,697
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%		08/21/54	3,127	3,110,621

					18,106,555

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%		08/01/28	670	853,398
CSX Corp., Sr. Unsec’d. Notes	6.150%		05/01/37	715	878,346
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%		05/17/25	100	114,387

					1,846,131

TOTAL CORPORATE BONDS (cost $358,101,890)					367,444,705

MUNICIPAL BONDS — 0.4%
Alabama
Alabama Economic Settlement Authority	4.263%		09/15/32	240	246,667

California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%		04/01/49	1,325	1,800,039
California Educational Facilities Authority	5.000%		06/01/46	750	960,480
State of California, GO, BABs	7.300%		10/01/39	1,270	1,793,735
State of California, GO, BABs	7.500%		04/01/34	475	668,164
State of California, GO, BABs	7.550%		04/01/39	245	363,827
State of California, GO, BABs	7.625%		03/01/40	215	315,904

					5,902,149

Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%		11/01/50	680	881,396

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Illinois
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%		01/01/40	1,030	$1,344,407

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%		01/01/40	1,070	1,541,367

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%		08/01/36	1,130	1,398,013

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	455	520,566
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%		12/01/34	300	337,611

					858,177

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%		11/15/34	445	560,304

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	550	660,688

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	1,000	1,293,290

Washington
Central Puget Sound Regional Transit Authority	5.000%		11/01/46	950	1,206,291

TOTAL MUNICIPAL BONDS (cost $12,722,447)					15,892,749

NON-CORPORATE FOREIGN AGENCIES — 0.5%
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.625%		04/28/21	2,570	2,609,121
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	800	811,352
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%		01/15/24	645	640,969
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%		06/29/20	400	432,960
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, 144A, MTN	2.375%		06/04/25	400	382,736
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%		07/19/22	350	360,139
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%		03/07/22	580	639,810
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%		07/21/21	600	575,267
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%		04/13/21	800	782,486
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%		10/25/23	1,400	1,331,798
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	3,158	3,145,551
Petroleos Mexicanos (Mexico), Gtd. Notes	8.625%	(b)	12/01/23	350	379,750
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	1,110	1,141,912
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%		05/15/17	1,030	1,042,376
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%		04/10/17	1,620	1,619,469
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%		04/28/20	1,250	1,241,714
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%		05/07/19	665	673,667
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, GMTN	1.750%		03/10/21	3,100	3,042,238

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $21,063,796)					20,853,315

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.7%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	129	129,050
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,231	1,046,413
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(b)	07/26/36	1,755	1,755,711
Bank of America Mortgage Trust, Series 2005-A, Class 2A1	2.961%	(b)	02/25/35	638	636,412
Bank of America Mortgage Trust, Series 2005-B, Class 2A1	3.063%	(b)	03/25/35	221	199,507
Bayview Opportunity Master Fund Trust, Series 2016-CRT1, Class M1, 144A	2.511%	(b)	10/27/27	697	695,887

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	3.167%	(b)	02/25/37	518	$496,551
Credit Suisse Mortgage Trust, Series 2016-12R, Class 1A1, 144A(d)	3.239%		02/28/47	3,820	3,820,000
Fannie Mae Connecticut Avenue Securities, Series 2014-CO4, Class 1M1(h)	2.706%	(b)	11/25/24	779	780,527
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M1(h)	1.906%	(b)	05/25/25	302	302,214
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M1(h)	2.906%	(b)	09/25/28	1,402	1,416,305
Fannie Mae Connecticut Avenue Securities, Series 2016-C03, Class 2M1(h)	2.956%	(b)	10/25/28	1,854	1,873,174
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1(h)	2.206%	(b)	01/25/29	1,718	1,728,904
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1(h)	1.656%	(b)	10/25/27	5,241	5,244,556
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(h)	2.106%	(b)	04/25/28	382	381,990
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1(h)	2.206%	(b)	07/25/28	2,589	2,598,463
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2(h)	2.756%	(b)	12/25/28	1,725	1,741,057
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4 M2(h)	2.056%	(b)	03/25/29	1,430	1,427,281
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2(h)	3.006%	(b)	11/25/28	1,600	1,632,860
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2(h)	2.056%	(b)	04/25/29	2,050	2,035,255
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.182%	(b)	07/25/35	279	278,611
LSTAR Securities Investment Trust, Series 2015-3, Class A, 144A	2.617%	(b)	03/01/20	2,695	2,691,795
LSTAR Securities Investment Trust, Series 2015-4, Class A1, 144A(d)	2.617%	(b)	04/01/20	619	618,102
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A(d)	2.771%	(b)	05/01/20	4,876	4,808,629
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A(d)	2.771%	(b)	07/01/20	1,557	1,547,018
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.771%	(b)	08/01/20	1,577	1,574,912
LSTAR Securities Investment Trust, Series 2015-9, Class A1, 144A(d)	2.771%	(b)	10/01/20	1,748	1,741,287
LSTAR Securities Investment Trust, Series 2015-10, Class A1, 144A(d)	2.771%	(b)	11/01/20	584	579,580
LSTAR Securities Investment Trust, Series 2016-1, Class A1, 144A	2.771%	(b)	01/01/21	2,375	2,334,163
LSTAR Securities Investment Ltd., Series 2016-3, Class A, 144A(d)	2.771%	(b)	09/01/21	2,321	2,292,335
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-6, Class A, 144A	2.630%	(b)	11/01/21	1,687	1,663,009
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	32	32,464
Mortgage Repurchase Agreement Financing Trust 2016-3, 3, Class A1, 144A(d)	1.664%	(b)	11/10/18	2,390	2,390,000
Mortgage Repurchase Agreement Financing Trust 2016-4, 4, Class A1, 144A(d)	1.737%	(b)	05/10/19	9,990	9,968,292
Mortgage Repurchase Agreement Financing Trust 2016-5, 5, Class A, 144A(d)	1.872%	(b)	06/10/19	1,700	1,700,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.093%	(b)	02/25/34	261	261,139
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	58	58,093

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $64,486,569)					64,481,546

SOVEREIGN BONDS — 0.5%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A, RegS, EMTN	1.125%		08/03/19	1,600	1,575,021
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24	175	176,750
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375%		07/12/21	500	523,750
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%		03/25/19	580	600,300

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21	2,280	$2,553,053
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625%		03/29/41	880	1,229,580
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes,	4.875%		05/05/21	1,120	1,185,644
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%		03/13/20	1,135	1,238,731
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A, MTN	5.875%		01/15/24	950	1,048,139
Indonesia Government International Bond (Indonesia), Series 20470108, Sr. Unsec’d. Notes, 144A	5.250%		01/08/47	570	568,360
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23	566	567,358
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44	1,006	914,756
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25	600	595,500
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	515	524,012
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	5.200%		01/30/20	620	665,880
Province Of Alberta Canada (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19	1,000	1,001,531
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%		06/22/26	200	186,570
Republic Of Indonesia	4.750%		01/08/26	700	722,599
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS, EMTN	6.125%		01/22/44	400	466,900
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.375%		10/26/21	1,325	1,286,490
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	1,710	1,836,065

TOTAL SOVEREIGN BONDS (cost $19,564,944)					19,466,989

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.7%
Federal Home Loan Banks(i)	5.500%		07/15/36	1,080	1,416,672
Federal Home Loan Mortgage Corp.	3.000%		TBA	1,000	1,026,099
Federal Home Loan Mortgage Corp.	3.000%		06/01/45	1,352	1,347,410
Federal Home Loan Mortgage Corp.	3.000%		06/01/45	5,524	5,496,087
Federal Home Loan Mortgage Corp.	4.000%		10/01/41	799	839,389
Federal Home Loan Mortgage Corp.	4.000%		01/01/42	251	263,910
Federal Home Loan Mortgage Corp.	3.000%		07/01/43	2,847	2,841,618
Federal Home Loan Mortgage Corp.	2.500%		01/20/30	7,500	7,513,477
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	804	806,911
Federal Home Loan Mortgage Corp.	2.665%	(b)	12/01/35	275	290,003
Federal Home Loan Mortgage Corp.	2.875%	(b)	06/01/36	418	441,733
Federal Home Loan Mortgage Corp.	3.000%		10/01/28	700	719,846
Federal Home Loan Mortgage Corp.	3.000%		06/01/29	1,664	1,711,071
Federal Home Loan Mortgage Corp.	3.000%		01/01/43	1,451	1,450,000
Federal Home Loan Mortgage Corp.	3.500%		12/01/25	686	719,624
Federal Home Loan Mortgage Corp.	3.500%		08/01/26	1,247	1,308,358
Federal Home Loan Mortgage Corp.	3.500%		06/01/42	530	545,465
Federal Home Loan Mortgage Corp.	3.500%		TBA	21,000	21,502,801
Federal Home Loan Mortgage Corp.	4.000%		06/01/26	1,077	1,133,545
Federal Home Loan Mortgage Corp.	4.000%		09/01/26	574	603,536
Federal Home Loan Mortgage Corp.	4.000%		10/01/39	1,192	1,258,045
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	626	661,004
Federal Home Loan Mortgage Corp.	4.000%		TBA	11,000	11,553,652
Federal Home Loan Mortgage Corp.	4.000%		10/01/45	1,633	1,715,533
Federal Home Loan Mortgage Corp.	4.500%		02/01/19	4	4,502
Federal Home Loan Mortgage Corp.	4.500%		07/01/19	158	162,478
Federal Home Loan Mortgage Corp.	4.500%		07/01/20	95	98,252
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	488	526,602
Federal Home Loan Mortgage Corp.	4.500%		10/01/39	2,830	3,046,440
Federal Home Loan Mortgage Corp.	4.500%		12/01/39	880	947,035
Federal Home Loan Mortgage Corp.	4.500%		07/01/41	341	367,922
Federal Home Loan Mortgage Corp.	4.500%		07/01/41	2,567	2,771,858
Federal Home Loan Mortgage Corp.	4.500%		08/01/41	844	906,455

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	4.500%		08/01/41	255	$274,208
Federal Home Loan Mortgage Corp.	4.500%		08/01/41	184	197,308
Federal Home Loan Mortgage Corp.	4.500%		10/01/41	674	727,706
Federal Home Loan Mortgage Corp.	5.000%		07/01/18	82	83,570
Federal Home Loan Mortgage Corp.	5.000%		12/01/18	44	44,815
Federal Home Loan Mortgage Corp.	5.000%		07/01/19	66	68,307
Federal Home Loan Mortgage Corp.	5.000%		07/01/19	130	134,041
Federal Home Loan Mortgage Corp.	5.000%		12/01/19	24	24,884
Federal Home Loan Mortgage Corp.	5.000%		05/01/34	40	44,340
Federal Home Loan Mortgage Corp.	5.000%		05/01/34	401	439,124
Federal Home Loan Mortgage Corp.	5.000%		08/01/35	44	47,822
Federal Home Loan Mortgage Corp.	5.000%		09/01/35	63	68,603
Federal Home Loan Mortgage Corp.	5.000%		10/01/36	65	70,569
Federal Home Loan Mortgage Corp.	5.000%		05/01/37	43	47,277
Federal Home Loan Mortgage Corp.	5.000%		07/01/37	871	951,816
Federal Home Loan Mortgage Corp.	5.000%		09/01/38	120	130,602
Federal Home Loan Mortgage Corp.	5.000%		09/01/38	101	109,572
Federal Home Loan Mortgage Corp.	5.000%		09/01/38	105	114,234
Federal Home Loan Mortgage Corp.	5.000%		02/01/39	41	44,722
Federal Home Loan Mortgage Corp.	5.000%		06/01/39	108	117,532
Federal Home Loan Mortgage Corp.	5.500%		02/01/34	38	42,405
Federal Home Loan Mortgage Corp.	5.500%		04/01/34	347	385,876
Federal Home Loan Mortgage Corp.	5.500%		06/01/34	218	245,022
Federal Home Loan Mortgage Corp.	5.500%		06/01/34	236	265,609
Federal Home Loan Mortgage Corp.	5.500%		05/01/37	97	107,987
Federal Home Loan Mortgage Corp.	5.500%		02/01/38	783	873,204
Federal Home Loan Mortgage Corp.	5.500%		05/01/38	137	153,105
Federal Home Loan Mortgage Corp.	5.500%		07/01/38	670	744,961
Federal Home Loan Mortgage Corp.	6.000%		03/01/32	336	386,900
Federal Home Loan Mortgage Corp.	6.000%		12/01/33	110	123,832
Federal Home Loan Mortgage Corp.	6.000%		07/01/36	7	7,613
Federal Home Loan Mortgage Corp.	6.000%		12/01/36	16	18,345
Federal Home Loan Mortgage Corp.	6.000%		05/01/37	25	28,585
Federal Home Loan Mortgage Corp.	6.000%		12/01/37	66	74,607
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	15	17,254
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	533	603,506
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	27	30,987
Federal Home Loan Mortgage Corp.	6.000%		10/01/38	115	131,823
Federal Home Loan Mortgage Corp.	6.000%		08/01/39	78	89,313
Federal Home Loan Mortgage Corp.	6.750%		03/15/31	700	986,572
Federal Home Loan Mortgage Corp.	7.000%		01/01/31	37	41,816
Federal Home Loan Mortgage Corp.	7.000%		06/01/31	34	38,128
Federal Home Loan Mortgage Corp.	7.000%		09/01/31	5	6,261
Federal Home Loan Mortgage Corp.	7.000%		10/01/31	70	78,346
Federal Home Loan Mortgage Corp.	7.000%		10/01/32	34	35,911
Federal National Mortgage Assoc.	2.000%		08/01/31	1,966	1,916,397
Federal National Mortgage Assoc.	3.000%		08/01/30	1,721	1,767,998
Federal National Mortgage Assoc.	3.000%		02/01/31	5,125	5,264,163
Federal National Mortgage Assoc.	3.000%		05/01/31	3,379	3,470,895
Federal National Mortgage Assoc.	3.000%		04/01/43	9,600	9,597,488
Federal National Mortgage Assoc.	3.000%		07/01/43	4,452	4,450,804
Federal National Mortgage Assoc.	3.500%		04/01/43	860	886,798
Federal National Mortgage Assoc.	3.500%		04/01/43	2,173	2,238,972
Federal National Mortgage Assoc.	1.875%		09/24/26	300	275,618
Federal National Mortgage Assoc.	2.432%	(b)	07/01/33	258	270,438
Federal National Mortgage Assoc.	2.500%		01/01/28	1,846	1,851,199
Federal National Mortgage Assoc.	2.500%		10/01/43	1,313	1,256,027
Federal National Mortgage Assoc.	2.500%		TBA	2,500	2,378,376
Federal National Mortgage Assoc.	2.560%	(b)	06/01/37	138	138,399

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	3.000%	02/01/27	3,133	$3,222,836
Federal National Mortgage Assoc.	3.000%	11/01/36	3,970	4,021,632
Federal National Mortgage Assoc.	3.000%	12/01/42	1,757	1,756,411
Federal National Mortgage Assoc.	3.000%	12/01/42	2,948	2,947,240
Federal National Mortgage Assoc.	3.000%	08/01/43	5,744	5,742,111
Federal National Mortgage Assoc.	3.500%	07/01/27	2,379	2,483,983
Federal National Mortgage Assoc.	3.500%	06/01/39	989	1,015,589
Federal National Mortgage Assoc.	3.500%	01/01/42	9,482	9,778,385
Federal National Mortgage Assoc.	3.500%	05/01/42	4,699	4,846,797
Federal National Mortgage Assoc.	3.500%	06/01/42	1,329	1,370,954
Federal National Mortgage Assoc.	3.500%	07/01/42	1,229	1,267,377
Federal National Mortgage Assoc.	3.500%	08/01/42	1,489	1,535,690
Federal National Mortgage Assoc.	3.500%	08/01/42	485	499,936
Federal National Mortgage Assoc.	3.500%	09/01/42	1,230	1,267,489
Federal National Mortgage Assoc.	3.500%	09/01/42	2,281	2,351,774
Federal National Mortgage Assoc.	3.500%	11/01/42	903	931,229
Federal National Mortgage Assoc.	3.500%	03/01/43	4,816	4,964,783
Federal National Mortgage Assoc.	3.500%	07/01/43	423	436,528
Federal National Mortgage Assoc.	4.000%	TBA	34,500	36,270,147
Federal National Mortgage Assoc.	4.000%	10/01/41	4,410	4,657,232
Federal National Mortgage Assoc.	4.000%	09/01/44	4,909	5,162,203
Federal National Mortgage Assoc.	4.500%	11/01/18	88	90,025
Federal National Mortgage Assoc.	4.500%	01/01/19	105	108,229
Federal National Mortgage Assoc.	4.500%	01/01/19	31	32,195
Federal National Mortgage Assoc.	4.500%	02/01/19	63	64,956
Federal National Mortgage Assoc.	4.500%	05/01/19	51	52,724
Federal National Mortgage Assoc.	4.500%	07/01/33	90	97,126
Federal National Mortgage Assoc.	4.500%	08/01/33	25	27,318
Federal National Mortgage Assoc.	4.500%	09/01/33	76	81,688
Federal National Mortgage Assoc.	4.500%	10/01/33	215	232,321
Federal National Mortgage Assoc.	4.500%	03/01/34	61	65,686
Federal National Mortgage Assoc.	4.500%	01/01/35	4	4,397
Federal National Mortgage Assoc.	4.500%	TBA	5,500	5,915,722
Federal National Mortgage Assoc.	4.500%	07/01/39	1,379	1,492,488
Federal National Mortgage Assoc.	4.500%	08/01/39	1,096	1,188,584
Federal National Mortgage Assoc.	4.500%	09/01/39	827	890,735
Federal National Mortgage Assoc.	4.500%	12/01/39	9	9,487
Federal National Mortgage Assoc.	4.500%	03/01/41	2,664	2,885,995
Federal National Mortgage Assoc.	4.500%	07/01/42	228	246,011
Federal National Mortgage Assoc.	5.000%	10/01/18	31	31,904
Federal National Mortgage Assoc.	5.000%	01/01/19	72	74,068
Federal National Mortgage Assoc.	5.000%	03/01/34	411	448,189
Federal National Mortgage Assoc.	5.000%	01/01/35	7,000	7,625,625
Federal National Mortgage Assoc.	5.000%	04/01/35	986	1,082,325
Federal National Mortgage Assoc.	5.000%	06/01/35	244	267,744
Federal National Mortgage Assoc.	5.000%	07/01/35	256	279,558
Federal National Mortgage Assoc.	5.000%	07/01/35	176	191,940
Federal National Mortgage Assoc.	5.000%	09/01/35	154	169,513
Federal National Mortgage Assoc.	5.000%	11/01/35	151	165,826
Federal National Mortgage Assoc.	5.000%	02/01/36	141	154,421
Federal National Mortgage Assoc.	5.500%	12/01/17	22	22,287
Federal National Mortgage Assoc.	5.500%	02/01/18	11	11,597
Federal National Mortgage Assoc.	5.500%	05/01/20	49	50,922
Federal National Mortgage Assoc.	5.500%	01/01/21	169	178,334
Federal National Mortgage Assoc.	5.500%	02/01/33	278	311,180
Federal National Mortgage Assoc.	5.500%	08/01/33	312	354,169
Federal National Mortgage Assoc.	5.500%	10/01/33	80	89,473
Federal National Mortgage Assoc.	5.500%	12/01/33	84	94,689
Federal National Mortgage Assoc.	5.500%	12/01/34	271	304,189

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	5.500%	10/01/35	1,138	$1,276,134
Federal National Mortgage Assoc.	5.500%	03/01/36	161	178,357
Federal National Mortgage Assoc.	5.500%	04/01/36	196	219,871
Federal National Mortgage Assoc.	5.500%	01/01/37	122	136,086
Federal National Mortgage Assoc.	5.500%	04/01/37	69	77,328
Federal National Mortgage Assoc.	5.500%	05/01/37	407	457,719
Federal National Mortgage Assoc.	5.500%	08/01/37	485	544,598
Federal National Mortgage Assoc.	6.000%	09/01/17	3	2,570
Federal National Mortgage Assoc.	6.000%	05/01/21	145	155,272
Federal National Mortgage Assoc.	6.000%	10/01/33	472	547,707
Federal National Mortgage Assoc.	6.000%	11/01/33	48	54,758
Federal National Mortgage Assoc.	6.000%	11/01/33	51	58,530
Federal National Mortgage Assoc.	6.000%	12/01/33	21	23,865
Federal National Mortgage Assoc.	6.000%	01/01/34	432	493,637
Federal National Mortgage Assoc.	6.000%	02/01/34	183	210,443
Federal National Mortgage Assoc.	6.000%	03/01/34	4	4,041
Federal National Mortgage Assoc.	6.000%	03/01/34	82	94,102
Federal National Mortgage Assoc.	6.000%	03/01/34	34	37,950
Federal National Mortgage Assoc.	6.000%	11/01/34	88	99,411
Federal National Mortgage Assoc.	6.000%	01/01/35	245	281,643
Federal National Mortgage Assoc.	6.000%	01/01/35	98	113,419
Federal National Mortgage Assoc.	6.000%	02/01/35	5	5,497
Federal National Mortgage Assoc.	6.000%	02/01/35	326	376,383
Federal National Mortgage Assoc.	6.000%	02/01/35	249	282,418
Federal National Mortgage Assoc.	6.000%	04/01/35	31	35,461
Federal National Mortgage Assoc.	6.000%	12/01/35	317	359,280
Federal National Mortgage Assoc.	6.000%	05/01/36	72	82,010
Federal National Mortgage Assoc.	6.000%	06/01/36	37	41,732
Federal National Mortgage Assoc.	6.000%	02/01/37	133	151,073
Federal National Mortgage Assoc.	6.000%	06/01/37	89	101,320
Federal National Mortgage Assoc.	6.000%	05/01/38	366	415,162
Federal National Mortgage Assoc.(i)(j)	6.250%	05/15/29	1,935	2,564,864
Federal National Mortgage Assoc.	6.500%	07/01/17	1	1,012
Federal National Mortgage Assoc.	6.500%	09/01/17	8	7,589
Federal National Mortgage Assoc.	6.500%	09/01/32	61	69,139
Federal National Mortgage Assoc.	6.500%	09/01/32	15	17,081
Federal National Mortgage Assoc.	6.500%	09/01/32	10	11,556
Federal National Mortgage Assoc.	6.500%	09/01/32	52	58,582
Federal National Mortgage Assoc.	6.500%	09/01/32	8	8,579
Federal National Mortgage Assoc.	6.500%	10/01/32	73	82,680
Federal National Mortgage Assoc.	6.500%	04/01/33	106	123,415
Federal National Mortgage Assoc.	6.500%	11/01/33	98	111,142
Federal National Mortgage Assoc.	6.500%	01/01/34	82	92,248
Federal National Mortgage Assoc.	6.500%	09/01/34	81	91,895
Federal National Mortgage Assoc.	6.500%	10/01/34	145	163,906
Federal National Mortgage Assoc.	6.500%	09/01/36	229	259,030
Federal National Mortgage Assoc.	6.500%	10/01/36	78	89,451
Federal National Mortgage Assoc.	6.500%	11/01/36	81	91,495
Federal National Mortgage Assoc.	6.500%	01/01/37	43	48,325
Federal National Mortgage Assoc.	6.500%	01/01/37	121	137,158
Federal National Mortgage Assoc.	6.500%	09/01/37	33	37,748
Federal National Mortgage Assoc.(j)	6.625%	11/15/30	630	876,384
Federal National Mortgage Assoc.	7.000%	02/01/32	41	46,667
Federal National Mortgage Assoc.	7.000%	03/01/32	2	2,098
Federal National Mortgage Assoc.	7.000%	05/01/32	23	26,922
Federal National Mortgage Assoc.	7.000%	06/01/32	18	20,417
Federal National Mortgage Assoc.	7.000%	07/01/32	75	84,620
Federal National Mortgage Assoc.(i)(j)	7.125%	01/15/30	4,210	6,007,527
Federal National Mortgage Assoc.	7.500%	05/01/32	18	18,141

SEE NOTES TO FINANCIAL STATEMENTS.

A95

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	3.000%	TBA	20,500	$20,756,650
Government National Mortgage Assoc.	3.000%	03/15/45	2,053	2,077,714
Government National Mortgage Assoc.	3.500%	TBA	13,500	14,033,408
Government National Mortgage Assoc.	3.500%	05/20/43	651	679,592
Government National Mortgage Assoc.	3.500%	03/20/45	3,188	3,317,160
Government National Mortgage Assoc.	3.500%	04/20/45	4,523	4,706,374
Government National Mortgage Assoc.	4.000%	06/15/40	315	335,792
Government National Mortgage Assoc.	4.000%	TBA	4,000	4,247,890
Government National Mortgage Assoc.	4.000%	05/20/41	541	577,901
Government National Mortgage Assoc.	4.500%	TBA	2,000	2,162,734
Government National Mortgage Assoc.	4.500%	04/15/40	1,474	1,599,383
Government National Mortgage Assoc.	4.500%	01/20/41	2,344	2,528,442
Government National Mortgage Assoc.	4.500%	02/20/41	1,527	1,644,501
Government National Mortgage Assoc.	5.000%	10/20/37	253	279,601
Government National Mortgage Assoc.	5.000%	04/20/45	1,647	1,772,179
Government National Mortgage Assoc.	5.500%	11/15/32	121	137,002
Government National Mortgage Assoc.	5.500%	02/15/33	104	117,208
Government National Mortgage Assoc.	5.500%	08/15/33	181	201,729
Government National Mortgage Assoc.	5.500%	08/15/33	175	198,590
Government National Mortgage Assoc.	5.500%	09/15/33	112	124,415
Government National Mortgage Assoc.	5.500%	09/15/33	86	95,543
Government National Mortgage Assoc.	5.500%	10/15/33	141	161,451
Government National Mortgage Assoc.	5.500%	12/15/33	28	32,044
Government National Mortgage Assoc.	5.500%	02/15/34	48	53,142
Government National Mortgage Assoc.	5.500%	04/15/34	528	602,117
Government National Mortgage Assoc.	5.500%	07/15/35	124	139,515
Government National Mortgage Assoc.	5.500%	02/15/36	165	187,404
Government National Mortgage Assoc.	6.000%	02/15/33	4	4,635
Government National Mortgage Assoc.	6.000%	04/15/33	25	28,764
Government National Mortgage Assoc.	6.000%	09/15/33	34	38,936
Government National Mortgage Assoc.	6.000%	12/15/33	159	181,565
Government National Mortgage Assoc.	6.000%	12/15/33	53	61,619
Government National Mortgage Assoc.	6.000%	01/15/34	30	35,176
Government National Mortgage Assoc.	6.000%	01/15/34	53	63,149
Government National Mortgage Assoc.	6.000%	06/20/34	115	133,937
Government National Mortgage Assoc.	6.000%	07/15/34	249	285,126
Government National Mortgage Assoc.	6.000%	10/15/34	218	250,850
Government National Mortgage Assoc.	6.500%	10/15/23	2	1,752
Government National Mortgage Assoc.	6.500%	12/15/23	7	8,490
Government National Mortgage Assoc.	6.500%	01/15/24	29	33,522
Government National Mortgage Assoc.	6.500%	01/15/24	84	95,676
Government National Mortgage Assoc.	6.500%	01/15/24	8	9,385
Government National Mortgage Assoc.	6.500%	01/15/24	30	34,402
Government National Mortgage Assoc.	6.500%	01/15/24	2	2,633
Government National Mortgage Assoc.	6.500%	01/15/24	3	3,508
Government National Mortgage Assoc.	6.500%	01/15/24	2	2,823
Government National Mortgage Assoc.	6.500%	01/15/24	7	7,920
Government National Mortgage Assoc.	6.500%	02/15/24	7	7,619
Government National Mortgage Assoc.	6.500%	02/15/24	33	37,870
Government National Mortgage Assoc.	6.500%	02/15/24	40	46,168
Government National Mortgage Assoc.	6.500%	02/15/24	32	36,444
Government National Mortgage Assoc.	6.500%	02/15/24	6	6,649
Government National Mortgage Assoc.	6.500%	02/15/24	6	6,428
Government National Mortgage Assoc.	6.500%	02/15/24	1	964
Government National Mortgage Assoc.	6.500%	02/15/24	1	772
Government National Mortgage Assoc.	6.500%	02/15/24	19	21,375
Government National Mortgage Assoc.	6.500%	02/15/24	27	30,320
Government National Mortgage Assoc.	6.500%	02/15/24	8	9,035
Government National Mortgage Assoc.	6.500%	03/15/24	11	12,946

SEE NOTES TO FINANCIAL STATEMENTS.

A96

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Government National Mortgage Assoc.	6.500%		04/15/24	3		$3,815
Government National Mortgage Assoc.	6.500%		04/15/24	8		9,562
Government National Mortgage Assoc.	6.500%		04/15/24	13		14,737
Government National Mortgage Assoc.	6.500%		04/15/24	1		1,655
Government National Mortgage Assoc.	6.500%		04/15/24	7		7,704
Government National Mortgage Assoc.	6.500%		04/15/24	22		24,945
Government National Mortgage Assoc.	6.500%		04/15/24	3		3,939
Government National Mortgage Assoc.	6.500%		04/15/24	4		4,261
Government National Mortgage Assoc.	6.500%		05/15/24	—	(k)	566
Government National Mortgage Assoc.	6.500%		05/15/24	21		23,919
Government National Mortgage Assoc.	6.500%		05/15/24	23		26,004
Government National Mortgage Assoc.	6.500%		10/15/24	36		40,539
Government National Mortgage Assoc.	6.500%		12/15/30	12		13,821
Government National Mortgage Assoc.	6.500%		01/15/32	27		30,746
Government National Mortgage Assoc.	6.500%		02/15/32	26		29,606
Government National Mortgage Assoc.	6.500%		07/15/32	56		63,725
Government National Mortgage Assoc.	6.500%		08/15/32	9		10,263
Government National Mortgage Assoc.	6.500%		08/15/32	12		13,268
Government National Mortgage Assoc.	6.500%		08/15/32	45		51,893
Government National Mortgage Assoc.	6.500%		08/15/32	303		349,222
Government National Mortgage Assoc.	6.500%		06/15/35	60		69,614
Government National Mortgage Assoc.	6.500%		06/15/35	6		6,535
Government National Mortgage Assoc.	6.500%		07/15/35	8		8,797
Government National Mortgage Assoc.	8.000%		01/15/24	13		13,035
Government National Mortgage Assoc.	8.000%		04/15/25	11		12,609
Hashemite Kingdom of Jordan Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	3,948		4,016,036
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		12/04/23	250		297,409
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		04/26/24	1,090		1,306,636
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.804%	(g)	01/15/30	950		620,958
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.967%	(g)	04/15/30	2,100		1,360,002
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	1,310		1,866,145
Tunisia Government AID Bonds, U.S. Gov’t. Gtd. Notes	1.416%		08/05/21	1,000		966,642
Ukraine Government AID Bonds, U.S. Gov’t. Gtd. Notes	1.471%		09/29/21	1,200		1,171,493

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $336,284,090)						337,721,379

U.S. TREASURY OBLIGATIONS — 2.2%
U.S. Treasury Bonds	2.250%		08/15/46	720		605,390
U.S. Treasury Bonds	2.875%		11/15/46	1,520		1,467,513
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%		01/15/25	22,672		26,031,864
U.S. Treasury Notes	1.375%		12/15/19	145		144,655
U.S. Treasury Notes	1.625%		04/30/23	3,955		3,825,229
U.S. Treasury Notes(a)	1.750%		11/30/21	8,915		8,848,485
U.S. Treasury Notes(a)	2.000%		11/15/26	2,081		2,002,230
U.S. Treasury Notes(a)	2.125%		11/30/23	9,380		9,317,707
U.S. Treasury Notes	2.125%		05/15/25	12,560		12,312,719
U.S. Treasury Notes	2.250%		12/31/23	3,390		3,391,590
U.S. Treasury Strips Coupon	2.184%	(g)	02/15/28	5,465		4,042,881
U.S. Treasury Strips Coupon(i)	2.241%	(g)	05/15/28	2,735		2,003,349
U.S. Treasury Strips Coupon	2.280%	(g)	02/15/29	2,735		1,953,983
U.S. Treasury Strips Coupon	2.384%	(g)	05/15/29	5,640		4,001,563
U.S. Treasury Strips Coupon	2.783%	(g)	08/15/29	1,400		985,139
U.S. Treasury Strips Coupon	2.878%	(g)	05/15/31	1,400		927,686
U.S. Treasury Strips Coupon	3.042%	(g)	11/15/35	2,800		1,585,884
U.S. Treasury Strips Coupon	3.202%	(g)	08/15/40	2,800		1,322,689

TOTAL U.S. TREASURY OBLIGATIONS (cost $86,102,462)						84,770,556

TOTAL LONG-TERM INVESTMENTS (cost $3,136,548,806)						3,652,607,264

SEE NOTES TO FINANCIAL STATEMENTS.

A97

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

SHORT-TERM INVESTMENTS — 12.3%

AFFILIATED MUTUAL FUNDS — 12.2%				Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(l)				14,048,305	$130,227,786
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(l)				232,009,632	232,009,632
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $113,103,987; includes $113,030,605 of cash collateral for securities on loan)(l)(m)				113,089,176	113,111,794

TOTAL AFFILIATED MUTUAL FUNDS (cost $483,006,410)(Note 4)					475,349,212

	Interest Rate		Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills (cost $4,146,241)(i)	0.448%	(e)	03/16/17	4,150	4,145,850

TOTAL SHORT-TERM INVESTMENTS (cost $487,152,651)					479,495,062

TOTAL INVESTMENTS — 106.2% (cost $3,623,701,457)					4,132,102,326
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (6.2)%					(242,269,102)

NET ASSETS — 100.0%					$3,889,833,224

See Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $110,460,076; cash collateral of $113,030,605 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(c)	Indicates a security or securities that have been deemed illiquid (unaudited).

(d)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $29,465,243 and 0.8% of net assets.

(e)	Rate quoted represents yield-to-maturity as of purchase date.

(f)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.

(g)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(h)	Represents CAS issued by Fannie Mae or STACR security issued by Freddie Mac.

(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(j)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Principal amount is less than $500 par.

(l)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(m)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(n)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A98

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
972	2 Year U.S. Treasury Notes	Mar. 2017	$210,591,224	$210,620,250	$29,026
1,366	5 Year U.S. Treasury Notes	Mar. 2017	161,126,649	160,729,109	(397,540)
375	10 Year U.S. Treasury Notes	Mar. 2017	46,501,197	46,605,469	104,272
474	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	76,454,617	75,958,500	(496,117)
12	Mini MSCI EAFE Index	Mar. 2017	1,011,385	1,005,360	(6,025)

					(766,384)

Short Position:
247	20 Year U.S. Treasury Bonds	Mar. 2017	37,259,984	37,212,094	47,890

					$(718,494)

A U.S. Treasury Obligation with a market value of $4,145,850 has been segregated with Goldman Sachs & Co. and U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $4,834,200 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Credit default swap agreements outstanding at December 31, 2016:
Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Buy Protection(1):
CDX.NA.IG.24.V1	06/20/20	1.000%	51,500	$(969,274)	$(861,175)	$108,099

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
152,125	09/09/17	0.539%	1 Day USOIS(1)	$437	$190,060	$189,623
127,920	10/18/17	0.607%	1 Day USOIS(1)	265	148,055	147,790
71,095	11/09/17	0.626%	1 Day USOIS(1)	310	94,476	94,166
2,720	07/11/18	0.947%	3 Month LIBOR(1)	156	15,679	15,523
11,300	05/31/22	2.200%	3 Month LIBOR(1)	(22,921)	(112,579)	(89,658)
26,415	11/30/22	1.850%	3 Month LIBOR(1)	293	309,236	308,943
8,160	11/30/22	1.982%	3 Month LIBOR(1)	195	34,518	34,323
2,300	12/31/22	1.405%	3 Month LIBOR(1)	162	86,854	86,692
1,600	12/31/22	1.406%	3 Month LIBOR(1)	159	60,286	60,127
3,400	12/31/22	1.409%	3 Month LIBOR(1)	169	127,626	127,457
900	12/31/22	1.412%	3 Month LIBOR(1)	155	33,644	33,489
1,350	12/31/22	1.495%	3 Month LIBOR(1)	157	44,009	43,852
2,730	05/31/23	1.203%	3 Month LIBOR(2)	165	150,043	149,878
2,470	05/31/23	1.399%	3 Month LIBOR(1)	(44,914)	106,296	151,210
11,115	08/02/23	—(3)	—(3)	(3,748)	30,255	34,003
4,285	08/03/23	—(4)	—(4)	(1,695)	12,043	13,738
16,870	08/02/23	—(5)	—(5)	1,251	48,664	47,413
8,140	08/19/23	0.898%	1 Day USOIS(1)	194	436,270	436,076
10,850	10/27/23	1.073%	1 Day USOIS(1)	209	491,486	491,277
7,420	09/04/25	2.214%	3 Month LIBOR(1)	203	29,044	28,841
28,775	01/08/26	2.210%	3 Month LIBOR(1)	292	177,840	177,548
330	05/15/26	1.652%	3 Month LIBOR(1)	11	18,420	18,409
2,150	05/15/37	2.726%	3 Month LIBOR(2)	185	49,011	48,826
2,970	11/15/41	1.869%	3 Month LIBOR(1)	11,525	408,710	397,185

				$(56,785)	$2,989,946	$3,046,731

U.S. Government Agency Obligations with a combined market value of $5,474,675 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default and interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.

(4)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

(5)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,384,111,305	$36,508,461	$—
Unaffiliated Exchange Traded Fund	222,260	—	—
Preferred Stocks	568,040	413,160	—
Asset-Backed Securities
Collateralized Loan Obligations	—	51,750,368	—
Non-Residential Mortgage-Backed Securities	—	86,052,443	—
Residential Mortgage-Backed Securities	—	19,921,622	—
Bank Loans	—	8,346,765	—
Commercial Mortgage-Backed Securities	—	154,081,601	—
Corporate Bonds	—	367,444,705	—
Municipal Bonds	—	15,892,749	—
Non-Corporate Foreign Agencies	—	20,853,315	—
Residential Mortgage-Backed Securities	—	35,016,303	29,465,243
Sovereign Bonds	—	19,466,989	—
U.S. Government Agency Obligations	—	337,721,379	—
U.S. Treasury Obligations	—	88,916,406	—
Affiliated Mutual Funds	475,349,212	—	—
Other Financial Instruments*
Futures Contracts	(718,494)	—	—
Centrally Cleared Credit Default Swap Agreement	—	108,099	—
Centrally Cleared Interest Rate Swap Agreements	—	3,046,731	—

Total	$2,859,532,323	$1,245,541,096	$29,465,243

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 2.9% of collateral for securities on loan)	12.2%
U.S. Government Agency Obligations	8.7
Banks	7.4
Oil, Gas & Consumable Fuels	4.4
Commercial Mortgage-Backed Securities	4.0
Software	3.2
Pharmaceuticals	3.1
Internet Software & Services	3.0
Semiconductors & Semiconductor Equipment	2.4
Technology Hardware, Storage & Peripherals	2.3
U.S. Treasury Obligations	2.3
Non-Residential Mortgage-Backed Securities	2.2
Residential Mortgage-Backed Securities	2.2
Diversified Telecommunication Services	2.1
Biotechnology	2.1
Health Care Equipment & Supplies	2.0
Insurance	1.9
Aerospace & Defense	1.9
Specialty Retail	1.8
Media	1.8
IT Services	1.8
Health Care Providers & Services	1.7
Electric Utilities	1.6

Capital Markets	1.5%
Food Products	1.4
Beverages	1.4
Collateralized Loan Obligations	1.4
Equity Real Estate Investment Trusts (REITs)	1.3
Industrial Conglomerates	1.2
Food & Staples Retailing	1.2
Machinery	1.2
Chemicals	1.1
Diversified Financial Services	1.0
Internet & Direct Marketing Retail	1.0
Household Products	0.9
Tobacco	0.8
Multiline Retail	0.8
Hotels, Restaurants & Leisure	0.7
Airlines	0.7
Metals & Mining	0.7
Consumer Finance	0.6
Communications Equipment	0.6
Non-Corporate Foreign Agencies	0.5
Sovereign Bonds	0.5
Telecommunications	0.5
Oil & Gas	0.5
Electric	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A101

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Industry table (cont.)
Air Freight & Logistics	0.5%
Healthcare-Services	0.4
Household Durables	0.4
Municipal Bonds	0.4
Multi-Utilities	0.4
Auto Components	0.4
Automobiles	0.3
Life Sciences Tools & Services	0.3
Auto Manufacturers	0.3
Energy Equipment & Services	0.3
Independent Power & Renewable Electricity Producers	0.3
Healthcare-Products	0.3
Electrical Equipment	0.3
Retail	0.2
Computers	0.2
Construction & Engineering	0.2
Real Estate Management & Development	0.2
Pipelines	0.2
Containers & Packaging	0.2
Food	0.1
Lodging	0.1
Gas Utilities	0.1
Oil & Gas Services	0.1

Leisure Products	0.1%
Agriculture	0.1
Commercial Services & Supplies	0.1
Multi-National	0.1
Technology	0.1
Building Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Road & Rail	0.1
Mining	0.1
Miscellaneous Manufacturing	0.1
Commercial Services	0.1
Machinery-Diversified	0.1
Health Care Technology	0.1
Housewares	0.1
Forest & Paper Products	0.1
Professional Services	0.1
Building Materials	0.1
Transportation	0.1
Health Care & Pharmaceutical	0.1

106.2
Liabilities in excess of other assets	(6.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$108,099	*	—	$—
Equity contracts	—	—		Due from/to broker — variation margin futures	6,025	*
Interest rate contracts	Due from/to broker — variation margin futures	181,188	*	Due from/to broker — variation margin futures	893,657	*
Interest rate contracts	Due from/to broker — variation margin swaps	3,136,389	*	Due from/to broker — variation margin swaps	89,658	*

Total		$3,425,676			$989,340

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$(637,192)	$(637,192)
Equity contracts	51	—	—	2,921,649	—	—	2,921,700
Interest rate contracts	—	(999,424)	(515,972)	(4,431,718)	23,986	(2,067,055)	(7,990,183)

Total	$51	$(999,424)	$(515,972)	$(1,510,069)	$23,986	$(2,704,247)	$(5,705,675)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(419,113)	$(419,113)
Equity contracts	(32)	—	—	(41,298)	—	(41,330)
Interest rate contracts	—	409,545	(241,909)	(1,180,112)	4,756,378	3,743,902

Total	$(32)	$409,545	$(241,909)	$(1,221,410)	$4,337,265	$3,283,459

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)
$119,463	$259,640,000	$394,987,234	$89,008,014

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements—Buy Protection(2)	Credit Default Swap Agreements—Sell Protection(2)	Total Return Swap Agreements(2)
$296,221,000	$51,500,000	$3,210,000	$5,040,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$110,460,076	$(110,460,076)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $110,460,076:
Unaffiliated investments (cost $3,140,695,047)	$3,656,753,114
Affiliated investments (cost $483,006,410)	475,349,212
Cash	15,775
Foreign currency, at value (cost $89,390)	88,260
Receivable for investments sold	29,199,700
Dividends and interest receivable	10,065,318
Due from broker—variation margin futures	681,988
Tax reclaim receivable	589,907
Receivable for Series shares sold	31,875
Prepaid expenses	29,451
Receivable from affiliate	2,990

Total Assets	4,172,807,590

LIABILITIES
Payable for investments purchased	167,331,586
Payable to broker for collateral for securities on loan	113,030,605
Management fee payable	1,982,403
Accrued expenses and other liabilities	330,165
Due to broker—variation margin swaps	186,376
Payable for Series shares repurchased	112,251
Affiliated transfer agent fee payable	980

Total Liabilities	282,974,366

NET ASSETS	$3,889,833,224

Net assets were comprised of:
Paid-in capital	$2,048,324,617
Retained earnings	1,841,508,607

Net assets, December 31, 2016	$3,889,833,224

Net asset value and redemption price per share $3,889,833,224 / 149,668,676 outstanding shares of beneficial interest	$25.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $449,375, of which $35,507 is reimbursable by an affiliate)	$51,876,687
Interest income (net) (foreign withholding tax $6,552)	35,374,745
Affiliated dividend income	3,891,974
Income from securities lending, net (including affiliated income of $358,638)	394,648

Total income	91,538,054

EXPENSES
Management fee	22,795,712
Custodian and accounting fees (net of $25,300 fee credit)	552,000
Shareholders’ reports	248,000
Audit fee	50,000
Insurance expenses	47,000
Trustees’ fees	43,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Commitment fee on syndicated credit agreement	7,000
Miscellaneous	53,612

Total expenses	23,826,324

NET INVESTMENT INCOME (LOSS)	67,711,730

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,390)	134,161,861
Futures transactions	(1,510,069)
Forward rate agreement transactions	23,986
Options written transactions	(515,972)
Short sales transactions	(22,015)
Swap agreement transactions	(2,704,247)
Foreign currency transactions	(6,249)

129,427,295

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,062)	108,639,367
Futures	(1,221,410)
Options written	(241,909)
Swap agreements	4,337,265
Foreign currencies	(15,803)

111,497,510

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	240,924,805

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$308,636,535

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$67,711,730	$67,622,207
Net realized gain (loss) on investment and foreign currency transactions	129,427,295	227,213,152
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	111,497,510	(255,176,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	308,636,535	39,659,160

SERIES SHARE TRANSACTIONS
Series shares sold [950,649 and 441,580 shares, respectively]	23,434,776	10,576,788
Series shares repurchased [8,662,738 and 9,397,959 shares, respectively]	(214,255,950)	(225,231,619)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(190,821,174)	(214,654,831)

CAPITAL CONTRIBUTIONS (Note 4)	3,201,924	—

TOTAL INCREASE (DECREASE)	121,017,285	(174,995,671)
NET ASSETS:
Beginning of year	3,768,815,939	3,943,811,610

End of year	$3,889,833,224	$3,768,815,939

SEE NOTES TO FINANCIAL STATEMENTS.

A104

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS — 96.9%	Shares	Value (Note 2)
Australia — 1.5%
Arrium Ltd.*(a)	894,400	$14,105
Asaleo Care Ltd.	733,400	781,852
Ausdrill Ltd.*	123,200	111,754
Bendigo & Adelaide Bank Ltd.	158,500	1,449,923
Bradken Ltd.*	98,900	229,355
Caltex Australia Ltd.	26,000	570,068
Challenger Ltd.	8,400	67,871
CSR Ltd.	452,900	1,505,744
Downer EDI Ltd.	182,200	797,801
Fortescue Metals Group Ltd.	129,900	542,854
Harvey Norman Holdings Ltd.	168,800	625,447
LendLease Group	124,300	1,306,216
Macquarie Group Ltd.	48,800	3,056,939
Metcash Ltd.*	412,500	678,387
Mineral Resources Ltd.	49,900	434,342
Myer Holdings Ltd.	567,600	564,261
National Australia Bank Ltd.	33,588	741,910
Primary Health Care Ltd.	139,400	409,486
Qantas Airways Ltd.	387,619	928,556

		14,816,871

Austria — 0.3%
OMV AG	36,200	1,276,187
Voestalpine AG	28,800	1,126,176

		2,402,363

Belgium — 0.1%
AGFA-Gevaert NV*	86,100	332,288
Bekaert NV	13,500	545,665

		877,953

Brazil — 0.2%
Cielo SA	209,800	1,797,807

Canada — 2.3%
Alimentation Couche-Tard, Inc. (Class B Stock)	55,431	2,513,417
Brookfield Asset Management, Inc. (Class A Stock)	115,957	3,827,740
Canadian Natural Resources Ltd.	75,750	2,414,910
Canadian Pacific Railway Ltd.	18,400	2,626,968
Constellation Software, Inc.	6,507	2,956,877
Suncor Energy, Inc.	99,479	3,252,618
Toronto-Dominion Bank (The)	69,858	3,445,423
TransCanada Corp.(b)	24,252	1,094,978

		22,132,931

China — 1.0%
Alibaba Group Holding Ltd., ADR*(b)	40,468	3,553,495
China Overseas Land & Investment Ltd.	486,000	1,278,739
NetEase, Inc., ADR	12,081	2,601,522
Tencent Holdings Ltd.	91,600	2,221,036
Universal Health International Group Holding Ltd.*	2,473,000	113,012

		9,767,804

Denmark — 0.2%
Danske Bank A/S	61,200	1,851,530

COMMON STOCKS (continued)	Shares	Value (Note 2)
Finland — 0.7%
Kone OYJ (Class B Stock)	48,286	$2,157,599
Sampo OYJ (Class A Stock)	62,726	2,804,028
Tieto OYJ	18,100	492,499
UPM-Kymmene OYJ	57,300	1,401,308

		6,855,434

France — 4.4%
Arkema SA	34,521	3,374,464
Atos SE	15,600	1,644,208
AXA SA	46,300	1,167,171
BNP Paribas SA	82,959	5,279,355
Carrefour SA	47,800	1,150,835
Cie Generale des Etablissements Michelin	12,000	1,333,910
CNP Assurances	46,700	864,388
Credit Agricole SA	78,500	971,730
Electricite de France SA(b)	61,800	628,809
Engie SA	35,200	448,061
Orange SA	79,700	1,208,573
Renault SA	12,300	1,092,450
Sanofi	44,400	3,590,426
SCOR SE	22,000	759,239
Societe Generale SA	28,600	1,406,748
Total SA	110,316	5,658,358
Total SA, ADR	118,650	6,047,591
Valeo SA	85,854	4,928,707
Vinci SA	12,619	858,406

		42,413,429

Germany — 2.6%
Allianz SE	9,800	1,617,377
Aurubis AG	14,200	817,248
BASF SE	18,900	1,751,590
Bayer AG	19,100	1,989,911
Bayerische Motoren Werke AG	12,200	1,136,263
Daimler AG	27,600	2,048,358
Deutsche Bank AG*	27,100	491,578
Deutsche Lufthansa AG	54,200	698,680
Deutsche Post AG	45,000	1,475,782
E.ON SE	46,000	323,609
Evonik Industries AG	36,500	1,088,025
Hannover Rueck SE	4,500	486,125
Metro AG	46,000	1,528,913
Muenchener Rueckversicherungs AG	6,800	1,284,374
Rational AG	2,354	1,049,870
Rheinmetall AG	13,300	892,576
Siemens AG	40,611	4,972,426
STADA Arzneimittel AG	8,800	454,626
Uniper SE*	4,600	63,317
Volkswagen AG	7,400	1,062,088

		25,232,736

Hong Kong — 1.2%
AIA Group Ltd.	609,400	3,413,762
China Resources Cement Holdings Ltd.	886,000	342,582
Huabao International Holdings Ltd.*	1,045,000	442,122
Kingboard Chemical Holdings Ltd.	216,000	652,337

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Lee & Man Paper Manufacturing Ltd.	1,244,000	$959,232
PCCW Ltd.	870,000	470,307
Sands China Ltd.	316,400	1,365,005
Singamas Container Holdings Ltd.*	2,676,000	288,800
Skyworth Digital Holdings Ltd.	1,072,000	608,172
WH Group Ltd.	1,914,500	1,543,273
Wheelock & Co. Ltd.	97,000	544,388
Yue Yuen Industrial Holdings Ltd.	220,500	799,248

		11,429,228

India — 0.8%
HDFC Bank Ltd., ADR	76,217	4,624,847
Tata Motors Ltd., ADR	74,679	2,568,211

		7,193,058

Ireland — 2.1%
Experian PLC	179,529	3,475,996
Johnson Controls International PLC	113,948	4,693,518
Kingspan Group PLC	98,407	2,660,190
Paddy Power Betfair PLC	17,203	1,830,523
Ryanair Holdings PLC, ADR*	38,703	3,222,412
Smurfit Kappa Group PLC	35,200	806,161
XL Group Ltd.	97,502	3,632,924

		20,321,724

Israel — 0.3%
Bank Hapoalim BM	200,200	1,188,290
Elbit Systems Ltd.	6,400	646,522
Teva Pharmaceutical Industries Ltd.	16,300	586,918

		2,421,730

Italy — 0.7%
A2A SpA	420,800	543,457
Astaldi SpA(b)	62,200	353,478
Enel SpA	348,600	1,532,346
Luxottica Group SpA	63,307	3,402,538
Mediobanca SpA	87,600	713,425

		6,545,244

Japan — 8.4%
Aisan Industry Co. Ltd.	68,400	584,225
Aoyama Trading Co. Ltd.	9,900	344,022
Aozora Bank Ltd.	156,000	551,188
Asahi Kasei Corp.	103,000	896,231
Astellas Pharma, Inc.	75,600	1,048,826
Calsonic Kansei Corp.	105,000	1,609,375
Concordia Financial Group Ltd.	121,000	582,267
Daikin Industries Ltd.	39,300	3,600,230
Daito Trust Construction Co. Ltd.	14,400	2,164,865
Dowa Holdings Co. Ltd.	75,000	570,334
Enplas Corp.	18,500	544,566
FANUC Corp.	19,000	3,178,595
Fuji Electric Co. Ltd.	131,000	676,445
Fuji Heavy Industries Ltd.	85,274	3,474,439
Fujikura Ltd.	254,000	1,375,500
Fujitec Co. Ltd.	77,100	901,854
Heiwa Corp.	34,800	795,053
Hoya Corp.	44,300	1,857,473
Isuzu Motors Ltd.	78,200	988,802

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
ITOCHU Corp.	37,100	$491,232
Japan Airlines Co. Ltd.	28,000	817,062
Kaneka Corp.	74,000	601,910
KDDI Corp.	44,800	1,131,333
Keihin Corp.	54,300	949,023
Keyence Corp.	4,700	3,215,973
Komori Corp.	40,000	522,580
Konica Minolta, Inc.	129,600	1,284,427
Kureha Corp.	25,500	957,097
KYORIN Holdings, Inc.	37,400	800,332
Kyowa Exeo Corp.	66,900	960,990
Lintec Corp.	30,000	652,763
Makita Corp.	38,100	2,545,800
Marubeni Corp.	109,700	620,472
Matsumotokiyoshi Holdings Co. Ltd.	15,400	757,618
Mitsubishi Gas Chemical Co., Inc.	117,000	1,993,613
Mitsubishi UFJ Financial Group, Inc.	755,200	4,657,563
Mizuho Financial Group, Inc.	597,700	1,072,594
NEC Corp.	213,000	563,369
Nippon Prologis REIT, Inc.	903	1,846,519
Nippon Telegraph & Telephone Corp.	62,800	2,643,576
Nishi-Nippon Financial Holdings, Inc.*	48,600	508,559
Nissan Motor Co. Ltd.	161,600	1,621,033
Nisshinbo Holdings, Inc.	81,000	779,937
Nitori Holdings Co. Ltd.	22,600	2,576,739
NTT DOCOMO, Inc.	39,300	893,889
ORIX Corp.	213,400	3,321,412
Park24 Co. Ltd.	30,300	820,505
Resona Holdings, Inc.	416,800	2,136,108
Sankyu, Inc.	126,000	760,291
Sawai Pharmaceutical Co. Ltd.	9,200	493,159
Seino Holdings Co. Ltd.	52,600	582,832
Shimachu Co. Ltd.	30,700	816,894
SKY Perfect JSAT Holdings, Inc.	151,000	693,741
Sumitomo Heavy Industries Ltd.	116,000	744,854
Sumitomo Mitsui Financial Group, Inc.	33,900	1,291,013
Sumitomo Osaka Cement Co. Ltd.	184,500	695,167
T-Gaia Corp.	39,000	633,657
Toagosei Co. Ltd.	73,500	721,427
Toho Holdings Co. Ltd.	36,900	735,423
Towa Pharmaceutical Co. Ltd.	9,400	367,900
Toyo Tire & Rubber Co. Ltd.	35,200	437,206
Toyoda Gosei Co. Ltd.	33,200	774,861
Toyota Motor Corp.	15,730	922,225
Tsubakimoto Chain Co.	85,000	689,215
Tsumura & Co.	15,700	432,120
Ube Industries Ltd.	301,000	628,971
Yokohama Rubber Co. Ltd. (The)	45,000	804,387

		80,713,661

Liechtenstein
VP Bank AG	1,765	187,093

Mexico — 0.1%
Wal-Mart de Mexico SAB de CV	419,400	750,603

Netherlands — 3.0%
ABN AMRO Group NV	28,800	637,685
Aegon NV	95,000	521,898

SEE NOTES TO FINANCIAL STATEMENTS.

A106

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Netherlands (continued)
ING Groep NV , CVA	75,400	$1,061,542
Koninklijke Ahold Delhaize NV	70,500	1,484,946
Koninklijke Philips NV	89,883	2,747,905
NN Group NV	46,800	1,584,304
NXP Semiconductors NV*	118,962	11,659,466
Royal Dutch Shell PLC (Class A Stock)	137,501	3,750,434
Royal Dutch Shell PLC (Class A Stock), ADR	79,650	4,331,367
Royal Dutch Shell PLC (Class B Stock)	36,900	1,060,214

		28,839,761

New Zealand — 0.2%
Air New Zealand Ltd.	606,600	923,800
Fletcher Building Ltd.	88,500	650,276

		1,574,076

Norway — 0.3%
DNB ASA	68,200	1,012,450
Salmar ASA	18,100	540,482
Statoil ASA	37,300	680,788
Yara International ASA	23,200	912,666

		3,146,386

Singapore — 0.2%
DBS Group Holdings Ltd.	81,200	968,784
Wilmar International Ltd.	302,500	747,314

		1,716,098

South Africa — 0.3%
Bid Corp. Ltd.	89,464	1,585,665
Mondi PLC	52,500	1,072,174

		2,657,839

Spain — 1.1%
Amadeus IT Holding SA (Class A Stock)	49,623	2,250,616
Banco Santander SA	137,900	717,396
Distribuidora Internacional de Alimentacion SA	175,100	858,795
Gas Natural SDG SA	47,300	889,872
Iberdrola SA	150,200	983,495
Industria de Diseno Textil SA	90,645	3,087,920
Mapfre SA	219,300	668,012
Repsol SA	73,100	1,027,288

		10,483,394

Sweden — 0.8%
Atlas Copco AB (Class A Stock)	76,482	2,320,201
Boliden AB	36,700	953,283
Hexagon AB (Class B Stock)	60,971	2,171,540
Nordea Bank AB	83,600	926,340
Swedbank AB (Class A Stock)	29,700	715,606
Telia Co. AB	196,000	787,370

		7,874,340

Switzerland — 3.5%
Actelion Ltd.*	17,841	3,855,593
Aryzta AG	18,700	822,357

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Baloise Holding AG	10,300	$1,296,100
Bucher Industries AG	2,800	688,783
Cembra Money Bank AG	12,000	872,914
Credit Suisse Group AG	113,100	1,616,316
Geberit AG	6,944	2,780,077
Georg Fischer AG	1,100	899,608
Helvetia Holding AG	1,800	968,492
Lonza Group AG	11,540	1,994,449
Partners Group Holding AG	5,036	2,357,543
Roche Holding AG	6,300	1,436,101
Swiss Life Holding AG*	7,200	2,033,848
Swiss Re AG	25,500	2,412,629
TE Connectivity Ltd.	38,350	2,656,888
UBS Group AG	66,800	1,044,449
Wolseley PLC	52,266	3,190,659
Zurich Insurance Group AG	8,400	2,308,486

		33,235,292

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	788,000	4,413,790

United Kingdom — 5.7%
3i Group PLC	120,600	1,043,244
Ashtead Group PLC	35,000	680,417
AstraZeneca PLC	11,300	617,071
Aviva PLC	129,800	773,175
BAE Systems PLC	709,374	5,159,697
Barclays PLC	266,300	730,824
Barratt Developments PLC	109,300	621,387
Beazley PLC	129,500	618,982
Bellway PLC	25,400	774,266
Berkeley Group Holdings PLC	25,300	874,597
Bovis Homes Group PLC	66,300	669,176
BP PLC	385,500	2,414,566
BT Group PLC	100,400	453,239
Carillion PLC(b)	145,900	423,336
Centrica PLC	289,000	832,338
Compass Group PLC	214,216	3,959,069
Crest Nicholson Holdings PLC	143,814	800,727
Debenhams PLC	301,400	212,721
easyJet PLC	25,500	315,422
GKN PLC	188,200	767,088
GlaxoSmithKline PLC	130,000	2,497,121
Go-Ahead Group PLC	15,200	418,506
HSBC Holdings PLC	196,000	1,581,458
IG Group Holdings PLC	176,211	1,070,917
Imperial Brands PLC	10,600	461,956
Intermediate Capital Group	53,155	457,644
Interserve PLC	82,200	346,128
J. Sainsbury PLC	536,900	1,650,145
Johnson Matthey PLC	68,451	2,678,316
Keller Group PLC	48,200	503,254
Kingfisher PLC	160,800	692,793
Lloyds Banking Group PLC	1,133,000	870,011
Man Group PLC	308,300	448,578
Meggitt PLC	115,600	652,819
Micro Focus International PLC	63,295	1,699,864
Mitie Group PLC	247,100	682,305

SEE NOTES TO FINANCIAL STATEMENTS.

A107

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
National Express Group PLC	197,400	$860,217
Old Mutual PLC	274,800	700,736
Paragon Group Cos. PLC (The)	105,900	539,649
Premier Foods PLC*	357,756	206,525
QinetiQ Group PLC	214,000	692,775
Relx PLC	158,509	2,824,728
Rio Tinto PLC	81,768	3,121,758
Royal Mail PLC	120,900	687,247
St. James’s Place PLC	153,379	1,913,228
Vesuvius PLC	81,100	394,332
WM Morrison Supermarkets PLC	30,600	86,913
WPP PLC	139,811	3,111,292

		54,592,557

United States — 54.4%
A.O. Smith Corp.	70,704	3,347,834
Adient PLC*	25,694	1,505,668
Adobe Systems, Inc.*	88,012	9,060,835
AES Corp.	252,470	2,933,701
Aetna, Inc.	36,550	4,532,565
Akamai Technologies, Inc.*	107,134	7,143,695
Alexion Pharmaceuticals, Inc.*(b)	70,735	8,654,427
Alphabet, Inc. (Class A Stock)*	4,892	3,876,665
Alphabet, Inc. (Class C Stock)*	11,088	8,557,940
Amazon.com, Inc.*	16,097	12,070,657
American Express Co.	55,500	4,111,440
Ameriprise Financial, Inc.	37,900	4,204,626
Amgen, Inc.	4,900	716,429
Amphenol Corp. (Class A Stock)	154,610	10,389,792
ANSYS, Inc.*	54,232	5,015,918
Apache Corp.	49,400	3,135,418
Apple, Inc.	29,250	3,387,735
Applied Materials, Inc.	73,150	2,360,551
Bank of America Corp.	142,550	3,150,355
Bank of New York Mellon Corp. (The)	122,050	5,782,729
Boeing Co. (The)	28,600	4,452,448
Bunge Ltd.	37,400	2,701,776
Carnival Corp.	52,450	2,730,547
Cisco Systems, Inc.	171,350	5,178,197
Citigroup, Inc.	83,450	4,959,433
Cognizant Technology Solutions Corp. (Class A Stock)*	135,691	7,602,767
Comcast Corp. (Class A Stock)	74,400	5,137,320
Costco Wholesale Corp.(b)	67,261	10,769,159
Coty, Inc. (Class A Stock)	67,830	1,241,967
Cummins, Inc.	16,100	2,200,387
Danaher Corp.	133,195	10,367,899
DaVita, Inc.*	97,801	6,278,824
DexCom, Inc.*(b)	104,745	6,253,276
E.I. du Pont de Nemours & Co.	49,300	3,618,620
Ecolab, Inc.	86,209	10,105,419
Entergy Corp.	19,950	1,465,727
EQT Corp.	24,100	1,576,140
Estee Lauder Cos., Inc. (The) (Class A Stock)	115,801	8,857,618
Exelon Corp.	127,200	4,514,328
Exxon Mobil Corp.	72,000	6,498,720
Facebook, Inc. (Class A Stock)*	100,963	11,615,793

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Fifth Third Bancorp	193,900	$5,229,483
FirstEnergy Corp.	59,821	1,852,656
FleetCor Technologies, Inc.*	45,553	6,446,661
Fortive Corp.	142,873	7,662,279
General Electric Co.	213,600	6,749,760
General Motors Co.	41,850	1,458,054
Genpact Ltd.*	258,037	6,280,621
Gilead Sciences, Inc.	22,650	1,621,967
Hess Corp.	45,700	2,846,653
Hologic, Inc.*	64,750	2,597,770
Illinois Tool Works, Inc.	27,350	3,349,281
International Paper Co.	42,800	2,270,968
Intuitive Surgical, Inc.*	15,069	9,556,308
Invesco Ltd.	67,050	2,034,297
Johnson & Johnson	49,200	5,668,332
JPMorgan Chase & Co.	130,200	11,234,958
Kohl’s Corp.(b)	39,850	1,967,793
Las Vegas Sands Corp.	40,000	2,136,400
Loews Corp.	72,150	3,378,785
Lowe’s Cos., Inc.	45,850	3,260,852
Marsh & McLennan Cos., Inc.	55,430	3,746,514
Mattel, Inc.(b)	86,900	2,394,095
Mead Johnson Nutrition Co.	103,981	7,357,696
Medtronic PLC	71,571	5,098,002
Merck & Co., Inc.	77,350	4,553,594
MetLife, Inc.	114,900	6,191,961
Microsoft Corp.	127,200	7,904,208
Morgan Stanley	180,800	7,638,800
News Corp. (Class A Stock)	148,200	1,698,372
Occidental Petroleum Corp.	53,400	3,803,682
PayPal Holdings, Inc.	200,276	7,904,894
PepsiCo, Inc.	42,250	4,420,617
Pfizer, Inc.	249,250	8,095,640
PG&E Corp.	136,650	8,304,220
Philip Morris International, Inc.	57,650	5,274,398
Procter & Gamble Co. (The)	41,446	3,484,780
QUALCOMM, Inc.	59,300	3,866,360
Raytheon Co.	13,850	1,966,700
Roper Technologies, Inc.	48,621	8,901,533
salesforce.com, inc.*	111,469	7,631,168
SBA Communications Corp. (Class A Stock)*	75,230	7,768,250
Shire PLC	51,554	2,943,712
Southwest Airlines Co.	61,250	3,052,700
Starbucks Corp.	209,837	11,650,150
Stericycle, Inc.*	18,370	1,415,225
T-Mobile U.S., Inc.*	21,850	1,256,594
Texas Instruments, Inc.	34,750	2,535,708
Thermo Fisher Scientific, Inc.	25,650	3,619,215
TripAdvisor, Inc.*(b)	145,673	6,754,857
Twenty-First Century Fox (Class B Stock)	163,550	4,456,737
Tyson Foods, Inc. (Class A Stock)	53,900	3,324,552
U.S. Bancorp	47,300	2,429,801
Under Armour, Inc. (Class A Stock)*(b)	70,259	2,041,024
Under Armour, Inc. (Class C Stock)*(b)	145,504	3,662,336

SEE NOTES TO FINANCIAL STATEMENTS.

A108

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
United Technologies Corp.	32,650	$3,579,093
VEREIT, Inc.	207,745	1,757,523
Verizon Communications, Inc.	55,450	2,959,921
Visa, Inc. (Class A Stock)(b)	157,627	12,298,059
Vulcan Materials Co.	19,650	2,459,198
Wabtec Corp.(b)	87,757	7,285,586
Wal-Mart Stores, Inc.	40,050	2,768,256
Wells Fargo & Co.	113,500	6,254,985
Weyerhaeuser Co.	59,150	1,779,824
Yum China Holdings, Inc.*	64,995	1,697,669

		519,657,432

TOTAL COMMON STOCKS (cost $779,396,328)		925,902,164

PREFERRED STOCKS — 0.2%
Electric Utilities
NextEra Energy, Inc. (cost $2,218,570)(b)	45,298	2,218,696

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/06/17(b) (cost $25,470)	73,100	27,086

TOTAL LONG-TERM INVESTMENTS (cost $781,640,368)		928,147,946

SHORT-TERM INVESTMENTS — 7.0%

	Shares
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(c)	23,423,919	23,423,919
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $43,410,440; includes $43,374,675 of cash collateral for securities on loan)(c)(d)	43,410,036	43,418,718

TOTAL SHORT-TERM INVESTMENTS (cost $66,834,359)(Note 4)		66,842,637

TOTAL INVESTMENTS — 104.1% (cost $848,474,727)		994,990,583
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.1)%		(39,628,975)

NET ASSETS — 100.0%		$955,361,608

See Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $14,105 and 0.0% of net assets.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,176,630; cash collateral of $43,374,675 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(d)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$14,802,766	$14,105
Austria	—	2,402,363	—
Belgium	—	877,953	—
Brazil	1,797,807	—	—
Canada	22,132,931	—	—
China	6,155,017	3,612,787	—
Denmark	—	1,851,530	—
Finland	—	6,855,434	—
France	6,047,591	36,365,838	—
Germany	—	25,232,736	—
Hong Kong	—	11,429,228	—
India	7,193,058	—	—
Ireland	11,548,854	8,772,870	—
Israel	—	2,421,730	—
Italy	—	6,545,244	—
Japan	508,559	80,205,102	—
Liechtenstein	—	187,093	—
Mexico	750,603	—	—
Netherlands	15,990,833	12,848,928	—
New Zealand	—	1,574,076	—
Norway	—	3,146,386	—
Singapore	—	1,716,098	—
South Africa	—	2,657,839	—
Spain	—	10,483,394	—
Sweden	—	7,874,340	—
Switzerland	2,656,888	30,578,404	—
Taiwan	—	4,413,790	—
United Kingdom	—	54,592,557	—
United States	516,713,720	2,943,712	—
Preferred Stocks	2,218,696	—	—
Rights – Spain	27,086	—	—
Affiliated Mutual Funds	66,842,637	—	—

Total	$660,584,280	$334,392,198	$14,105

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	8.0%
Affiliated Mutual Funds (including 4.5% of collateral for securities on loan)	7.0
Oil, Gas & Consumable Fuels	5.3
IT Services	5.0
Insurance	5.0
Internet Software & Services	4.1
Health Care Equipment & Supplies	3.8
Machinery	3.7
Capital Markets	3.5
Software	3.5
Pharmaceuticals	3.4
Chemicals	3.4
Food & Staples Retailing	2.9
Hotels, Restaurants & Leisure	2.6
Industrial Conglomerates	2.6
Semiconductors & Semiconductor Equipment	2.6

Electric Utilities	2.4%
Electronic Equipment, Instruments & Components	2.1
Internet & Direct Marketing Retail	2.0
Biotechnology	1.9
Aerospace & Defense	1.9
Food Products	1.8
Building Products	1.7
Automobiles	1.6
Media	1.6
Diversified Telecommunication Services	1.5
Auto Components	1.4
Health Care Providers & Services	1.3
Specialty Retail	1.1
Personal Products	1.1
Airlines	1.0
Textiles, Apparel & Luxury Goods	1.0
Metals & Mining	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A110

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Industry table (cont.)
Professional Services	0.6%
Construction Materials	0.6
Life Sciences Tools & Services	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Road & Rail	0.6
Technology Hardware, Storage & Peripherals	0.6
Trading Companies & Distributors	0.6
Household Durables	0.6
Tobacco	0.5
Real Estate Management & Development	0.5
Communications Equipment	0.5
Consumer Finance	0.5
Beverages	0.5
Commercial Services & Supplies	0.4
Household Products	0.4
Multiline Retail	0.4

Construction & Engineering	0.3%
Paper & Forest Products	0.3
Diversified Financial Services	0.3
Wireless Telecommunication Services	0.3
Leisure Products	0.3
Containers & Packaging	0.3
Independent Power & Renewable Electricity Producers	0.3
Air Freight & Logistics	0.2
Multi-Utilities	0.2
Electrical Equipment	0.2
Gas Utilities	0.1
Thrifts & Mortgage Finance	0.1

104.1
Liabilities in excess of other assets	(4.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not designated for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$27,086	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

For the year ended December 31, 2016, the Portfolio did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$2,193

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$42,176,630	$(42,176,630)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $42,176,630:
Unaffiliated investments (cost $781,640,368)	$928,147,946
Affiliated investments (cost $66,834,359)	66,842,637
Foreign currency, at value (cost $2,905,990)	2,893,109
Receivable for investments sold	1,896,524
Tax reclaim receivable	1,451,095
Dividends and interest receivable	1,089,961
Receivable from affiliate	23,845
Receivable for Series shares sold	3,620
Prepaid expenses	7,229

Total Assets	1,002,355,966

LIABILITIES
Payable to broker for collateral for securities on loan	43,374,675
Payable for investments purchased	2,808,029
Management fee payable	592,220
Accrued expenses and other liabilities	181,287
Payable for Series shares repurchased	37,167
Affiliated transfer agent fee payable	980

Total Liabilities	46,994,358

NET ASSETS	$955,361,608

Net assets were comprised of:
Paid-in capital	$706,818,283
Retained earnings	248,543,325

Net assets, December 31, 2016	$955,361,608

Net asset value and redemption price per share $955,361,608 / 34,741,496 outstanding shares of beneficial interest	$27.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) ( foreign withholding tax $1,509,894, of which $99,518 is reimbursable by an affiliate)	$19,041,634
Income from securities lending, net (including affiliated income of $326,597)	424,539
Affiliated dividend income	175,000

Total income	19,641,173

EXPENSES
Management fee	7,065,842
Custodian and accounting fees (net of $41,400 fee credit)	337,000
Shareholders’ reports	102,000
Audit fee	33,000
Trustees’ fees	18,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Legal fees and expenses	12,000
Insurance expenses	10,000
Miscellaneous	48,786

Total expenses	7,638,628
Less: Management fee waiver	(126,009)

Net expenses	7,512,619

NET INVESTMENT INCOME (LOSS)	12,128,554

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,373)	7,321,891
Foreign currency transactions	(353,587)

6,968,304

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $8,278)	20,940,203
Foreign currencies	12,039

20,952,242

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	27,920,546

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,049,100

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,128,554	$10,401,170
Net realized gain (loss) on investment and foreign currency transactions	6,968,304	30,378,029
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,952,242	(12,947,986)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,049,100	27,831,213

SERIES SHARE TRANSACTIONS
Series shares sold [177,123 and 10,575,719 shares, respectively]	4,692,671	267,851,761
Series shares repurchased [2,096,896 and 1,878,916 shares, respectively]	(55,475,254)	(49,569,010)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(50,782,583)	218,282,751

CAPITAL CONTRIBUTIONS (Note 4)	808,056	—

TOTAL INCREASE (DECREASE)	(9,925,427)	246,113,964
NET ASSETS:
Beginning of year	965,287,035	719,173,071

End of year	$955,361,608	$965,287,035

SEE NOTES TO FINANCIAL STATEMENTS.

A112

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 98.7%
ASSET-BACKED SECURITIES — 5.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 5.3%
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.480%	(a)	10/15/26	750	$751,904
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	2.480%	(a)	10/17/26	750	751,060
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.412%	(a)	04/18/27	500	500,182
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.360%	(a)	01/15/26	600	600,963
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A	2.065%	(a)	04/13/27	1,750	1,750,000
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.280%	(a)	01/17/26	250	249,917
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	2.350%	(a)	10/15/26	3,250	3,256,424
OZLM Funding Ltd. (Cayman Islands), Series 2012-1A, Class A1R, 144A	2.402%	(a)	07/22/27	500	500,081
Regatta Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.292%	(a)	07/25/26	250	250,154
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.381%	(a)	05/07/26	750	752,487
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.330%	(a)	10/15/26	1,489	1,481,770
Sound Point CLO Ltd. (Cayman Islands), Series 2015-2A, Class A, 144A	2.401%	(a)	07/20/27	750	750,760
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434%	(a)	10/25/28	500	499,887

					12,095,589

Non-Residential Mortgage-Backed Securities — 0.1%
Small Business Administration Participation Certificates, Series 1997-20A, Class 1	7.150%		01/01/17	31	30,749
Small Business Administration Participation Certificates, Series 1997-20G, Class 1	6.850%		07/01/17	25	25,066
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000%		09/01/18	118	120,162

					175,977

TOTAL ASSET-BACKED SECURITIES (cost $12,232,857)					12,271,566

COMMERCIAL MORTGAGE-BACKED SECURITIES — 27.2%
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%		09/10/58	700	716,626
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	994,960
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	1,600	1,620,352
Commercial Mortgage Trust, Series 2015-CR25, Class A3	3.505%		08/10/48	1,000	1,026,280
Fannie Mae-Aces, Series 2012-M2, Class A2	2.717%		02/25/22	200	201,623
Fannie Mae-Aces, Series 2012-M13, Class A2	2.377%		05/25/22	1,850	1,837,631
Fannie Mae-Aces, Series 2014-M2, Class A2	3.513%	(a)	12/25/23	2,650	2,760,452
Fannie Mae-Aces, Series 2015-M1, Class AB2	2.465%		09/25/24	550	533,869
Fannie Mae-Aces, Series 2015-M3, Class AB2	2.625%		10/25/24	2,730	2,682,857
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829%	(a)	01/25/25	1,600	1,587,088
Fannie Mae-Aces, Series 2015-M10, Class A2	3.092%	(a)	04/25/27	1,600	1,603,547
Fannie Mae-Aces, Series 2015-M17, Class A2	2.940%	(a)	11/25/25	1,500	1,506,942
Fannie Mae-Aces, Series 2016-M11, Class A2	2.369%	(a)	07/25/26	1,200	1,138,492
Fannie Mae-Aces, Series 2016-M13, Class A2	2.477%	(a)	09/25/26	2,100	1,983,371
FHLMC Multifamily Structured Pass-Through Certificates, Series K003, Class A5	5.085%		03/25/19	250	265,312
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.621%	(a)	06/25/20	17,805	725,414
FHLMC Multifamily Structured Pass-Through Certificates, Series K019, Class X1, IO	1.693%	(a)	03/25/22	17,556	1,256,054
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.442%	(a)	05/25/22	8,952	563,290
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.480%	(a)	06/25/22	9,497	624,705
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class A2	2.573%		09/25/22	2,000	2,016,457
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.883%	(a)	10/25/22	26,946	1,112,657
FHLMC Multifamily Structured Pass-Through Certificates, Series K032, Class A2	3.310%	(a)	05/25/23	2,730	2,858,878

SEE NOTES TO FINANCIAL STATEMENTS.

A113

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2	3.060%	(a)	07/25/23	3,600	$3,715,499
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class A2	3.389%		03/25/24	3,200	3,352,491
FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2	3.171%		10/25/24	4,000	4,117,131
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class A2	2.811%		01/25/25	3,200	3,208,472
FHLMC Multifamily Structured Pass-Through Certificates, Series K045, Class A2	3.023%		01/25/25	4,000	4,064,681
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class AM	3.300%		10/25/26	1,930	1,967,786
FHLMC Multifamily Structured Pass-Through Certificates, Series K151, Class A3	3.511%		04/25/30	400	410,651
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.759%	(a)	05/25/19	7,901	263,467
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.692%	(a)	07/25/19	7,596	257,144
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(a)	05/25/25	2,600	2,628,814
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	1,700	1,734,134
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,600	1,625,715
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,700	1,718,552
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	1,600	1,635,450
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(a)	07/15/45	155	154,442
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A4	3.525%		12/15/49	1,100	1,115,880

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $61,544,163)					61,587,166

CORPORATE BOND — 1.1%
Diversified Financial Services
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes (cost $2,414,101)	4.300%		12/15/21	2,160	2,377,158

MUNICIPAL BONDS — 0.4%
California — 0.2%
California Educational Facilities Authority, Revenue Bonds, BABs	5.000%		06/01/46	125	160,080
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.000%		11/01/46	180	228,560

					388,640

Pennsylvania — 0.2%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	5.000%		12/01/46	500	550,450

TOTAL MUNICIPAL BONDS (cost $921,886)					939,090

NON-CORPORATE FOREIGN AGENCY — 0.4%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A (cost $816,933)	3.150%		07/24/24	820	831,636

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2496, Class PM	5.500%		09/15/17	40	40,734
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2501, Class MC	5.500%		09/15/17	2	1,925
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2513, Class HC	5.000%		10/15/17	95	95,887
Federal National Mortgage Assoc., REMICS, Series 2002-57, Class ND	5.500%		09/25/17	3	2,692
Merrill Lynch Mortgage Investors Trust, Series 2003-E, Class A1	1.376%	(a)	10/25/28	31	29,467
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.093%	(a)	02/25/34	150	150,155

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $320,050)					320,860

SEE NOTES TO FINANCIAL STATEMENTS.

A114

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS — 43.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	2.500%		TBA	500	$500,898
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	804	806,911
Federal Home Loan Mortgage Corp.	2.745%	(a)	05/01/34	242	253,484
Federal Home Loan Mortgage Corp.	3.000%		TBA	3,500	3,475,410
Federal Home Loan Mortgage Corp.	3.000%		06/01/29	666	684,428
Federal Home Loan Mortgage Corp.	3.000%		06/01/45	858	853,725
Federal Home Loan Mortgage Corp.	3.500%		TBA	4,500	4,607,743
Federal Home Loan Mortgage Corp.	3.500%		08/01/26	312	327,090
Federal Home Loan Mortgage Corp.	3.500%		01/01/27	328	344,029
Federal Home Loan Mortgage Corp.	3.500%		07/01/42	874	900,130
Federal Home Loan Mortgage Corp.	3.500%		10/01/42	1,438	1,480,891
Federal Home Loan Mortgage Corp.	3.500%		08/01/43	1,163	1,197,242
Federal Home Loan Mortgage Corp.	4.000%		TBA	2,250	2,363,247
Federal Home Loan Mortgage Corp.	4.000%		06/01/26	113	118,645
Federal Home Loan Mortgage Corp.	4.000%		09/01/26	382	402,357
Federal Home Loan Mortgage Corp.	4.000%		09/01/40	572	604,154
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	584	614,953
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	626	661,004
Federal Home Loan Mortgage Corp.	4.000%		10/01/45	408	428,883
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	2,196	2,369,710
Federal Home Loan Mortgage Corp.	5.000%		06/01/33	483	531,739
Federal Home Loan Mortgage Corp.	5.000%		05/01/34	487	533,825
Federal Home Loan Mortgage Corp.	5.500%		05/01/37	97	107,987
Federal Home Loan Mortgage Corp.	5.500%		02/01/38	335	374,230
Federal Home Loan Mortgage Corp.	5.500%		05/01/38	137	153,105
Federal Home Loan Mortgage Corp.	6.000%		09/01/34	78	87,767
Federal Home Loan Mortgage Corp.	6.000%		01/01/37	158	179,724
Federal Home Loan Mortgage Corp.	6.000%		09/01/38	93	105,604
Federal Home Loan Mortgage Corp.	6.000%		08/01/39	112	128,228
Federal Home Loan Mortgage Corp.	6.500%		09/01/32	58	65,899
Federal National Mortgage Assoc.	1.000%		10/24/19	2,300	2,268,205
Federal National Mortgage Assoc.	2.000%		08/01/31	393	383,279
Federal National Mortgage Assoc.	2.500%		TBA	1,000	951,350
Federal National Mortgage Assoc.	2.500%		06/01/28	2,829	2,838,696
Federal National Mortgage Assoc.	2.539%	(a)	07/01/33	715	756,345
Federal National Mortgage Assoc.	2.617%	(a)	04/01/34	125	131,258
Federal National Mortgage Assoc.	2.636%	(a)	06/01/34	259	274,915
Federal National Mortgage Assoc.	2.755%	(a)	04/01/34	214	226,100
Federal National Mortgage Assoc.	2.893%	(a)	08/01/33	524	551,554
Federal National Mortgage Assoc.	3.000%		08/01/28	1,465	1,504,767
Federal National Mortgage Assoc.	3.000%		02/01/31	1,864	1,914,241
Federal National Mortgage Assoc.	3.000%		11/01/36	992	1,005,408
Federal National Mortgage Assoc.	3.500%		TBA	8,750	8,968,067
Federal National Mortgage Assoc.	3.500%		03/01/27	660	689,546
Federal National Mortgage Assoc.	3.500%		06/01/39	396	406,236
Federal National Mortgage Assoc.	4.000%		TBA	10,500	11,038,740
Federal National Mortgage Assoc.	4.000%		09/01/40	2,128	2,236,383
Federal National Mortgage Assoc.	4.000%		09/01/44	1,227	1,290,551
Federal National Mortgage Assoc.	4.500%		05/01/40	2,926	3,173,811
Federal National Mortgage Assoc.	5.000%		07/01/18	8	8,525
Federal National Mortgage Assoc.	5.000%		08/01/18	36	36,929
Federal National Mortgage Assoc.	5.000%		01/01/19	126	129,619
Federal National Mortgage Assoc.	5.000%		02/01/19	90	92,045
Federal National Mortgage Assoc.	5.000%		11/01/19	63	64,991
Federal National Mortgage Assoc.	5.000%		12/01/31	30	32,813
Federal National Mortgage Assoc.	5.000%		03/01/34	548	597,586
Federal National Mortgage Assoc.	5.000%		06/01/35	244	267,744
Federal National Mortgage Assoc.	5.000%		07/01/35	128	139,779

SEE NOTES TO FINANCIAL STATEMENTS.

A115

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal National Mortgage Assoc.	5.000%	05/01/36	172		$187,739
Federal National Mortgage Assoc.	5.500%	02/01/17	—	(b)	15
Federal National Mortgage Assoc.	5.500%	04/01/17	—	(b)	394
Federal National Mortgage Assoc.	5.500%	10/01/18	22		22,223
Federal National Mortgage Assoc.	5.500%	10/01/18	23		23,775
Federal National Mortgage Assoc.	5.500%	11/01/18	23		23,521
Federal National Mortgage Assoc.	5.500%	02/01/34	319		358,355
Federal National Mortgage Assoc.	5.500%	09/01/34	349		394,570
Federal National Mortgage Assoc.	5.500%	02/01/35	400		452,620
Federal National Mortgage Assoc.	5.500%	06/01/35	220		246,272
Federal National Mortgage Assoc.	5.500%	06/01/35	172		191,787
Federal National Mortgage Assoc.	5.500%	09/01/35	285		318,544
Federal National Mortgage Assoc.	5.500%	09/01/35	95		105,659
Federal National Mortgage Assoc.	5.500%	10/01/35	376		420,042
Federal National Mortgage Assoc.	5.500%	11/01/35	678		764,265
Federal National Mortgage Assoc.	5.500%	11/01/35	526		587,548
Federal National Mortgage Assoc.	5.500%	11/01/35	615		690,997
Federal National Mortgage Assoc.	6.000%	05/01/21	48		51,757
Federal National Mortgage Assoc.	6.000%	12/01/33	12		13,339
Federal National Mortgage Assoc.	6.000%	02/01/34	183		210,446
Federal National Mortgage Assoc.	6.000%	08/01/34	1		1,073
Federal National Mortgage Assoc.	6.000%	10/01/34	56		63,285
Federal National Mortgage Assoc.	6.000%	11/01/34	1		1,235
Federal National Mortgage Assoc.	6.000%	11/01/34	1		1,124
Federal National Mortgage Assoc.	6.000%	12/01/34	1		1,164
Federal National Mortgage Assoc.	6.000%	01/01/35	38		43,175
Federal National Mortgage Assoc.	6.000%	01/01/36	214		241,632
Federal National Mortgage Assoc.	6.000%	05/01/38	80		90,704
Federal National Mortgage Assoc.	6.500%	07/01/32	336		380,631
Federal National Mortgage Assoc.	6.500%	08/01/32	131		148,681
Federal National Mortgage Assoc.	6.500%	10/01/32	360		406,914
Federal National Mortgage Assoc.	6.500%	10/01/37	241		272,628
Federal National Mortgage Assoc.	7.000%	12/01/31	100		114,635
Federal National Mortgage Assoc.	7.000%	12/01/31	1		616
Federal National Mortgage Assoc.	7.000%	11/01/33	11		11,912
Federal National Mortgage Assoc.	7.000%	01/01/36	34		38,338
Federal National Mortgage Assoc.	8.000%	10/01/23	—	(b)	343
Federal National Mortgage Assoc.	8.000%	09/01/24	1		1,331
Federal National Mortgage Assoc.	8.000%	11/01/24	1		1,460
Federal National Mortgage Assoc.	8.000%	01/01/26	1		678
Federal National Mortgage Assoc.	8.000%	02/01/26	2		2,249
Federal National Mortgage Assoc.	9.000%	02/01/25	15		16,779
Federal National Mortgage Assoc.	9.000%	04/01/25	8		8,906
Government National Mortgage Assoc.	3.000%	TBA	4,000		4,050,078
Government National Mortgage Assoc.	3.000%	03/15/45	2,464		2,493,257
Government National Mortgage Assoc.	3.500%	TBA	500		519,756
Government National Mortgage Assoc.	3.500%	03/20/45	1,594		1,658,580
Government National Mortgage Assoc.	3.500%	04/20/45	1,355		1,410,029
Government National Mortgage Assoc.	4.000%	06/15/40	321		342,121
Government National Mortgage Assoc.	4.500%	02/20/41	882		950,621
Government National Mortgage Assoc.	4.500%	03/20/41	748		806,347
Government National Mortgage Assoc.	5.000%	07/15/33	229		255,133
Government National Mortgage Assoc.	5.000%	09/15/33	302		333,999
Government National Mortgage Assoc.	5.000%	04/15/34	89		96,897
Government National Mortgage Assoc.	5.500%	03/15/34	439		494,634
Government National Mortgage Assoc.	5.500%	03/15/36	97		109,690
Government National Mortgage Assoc.	6.500%	07/15/32	23		26,132
Government National Mortgage Assoc.	6.500%	08/15/32	4		4,215

SEE NOTES TO FINANCIAL STATEMENTS.

A116

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Government National Mortgage Assoc.	6.500%		08/15/32	5		$5,472
Government National Mortgage Assoc.	6.500%		08/15/32	19		21,622
Government National Mortgage Assoc.	6.500%		08/15/32	125		143,649
Government National Mortgage Assoc.	7.000%		03/15/23	2		2,037
Government National Mortgage Assoc.	7.000%		05/15/23	8		8,984
Government National Mortgage Assoc.	7.000%		06/15/23	2		1,674
Government National Mortgage Assoc.	7.000%		06/15/23	6		5,780
Government National Mortgage Assoc.	7.000%		06/15/23	2		1,528
Government National Mortgage Assoc.	7.000%		06/15/23	22		24,057
Government National Mortgage Assoc.	7.000%		07/15/23	16		16,159
Government National Mortgage Assoc.	7.000%		07/15/23	—	(b)	1
Government National Mortgage Assoc.	7.000%		07/15/23	1		1,075
Government National Mortgage Assoc.	7.000%		08/15/23	12		12,408
Government National Mortgage Assoc.	7.000%		08/15/23	8		8,725
Government National Mortgage Assoc.	7.000%		08/15/23	2		1,518
Government National Mortgage Assoc.	7.000%		09/15/23	2		1,665
Government National Mortgage Assoc.	7.000%		10/15/23	6		5,986
Government National Mortgage Assoc.	7.000%		10/15/23	—	(b)	112
Government National Mortgage Assoc.	7.000%		10/15/23	6		6,635
Government National Mortgage Assoc.	7.000%		11/15/23	6		6,423
Government National Mortgage Assoc.	7.000%		11/15/23	12		12,780
Government National Mortgage Assoc.	7.000%		11/15/23	1		803
Government National Mortgage Assoc.	7.000%		01/15/24	82		88,579
Government National Mortgage Assoc.	7.000%		05/15/24	80		85,828
Government National Mortgage Assoc.	7.000%		08/15/28	63		72,148
Government National Mortgage Assoc.	7.500%		12/15/25	40		44,543
Government National Mortgage Assoc.	7.500%		12/15/25	9		10,034
Government National Mortgage Assoc.	7.500%		02/15/26	10		10,856
Government National Mortgage Assoc.	8.500%		09/15/24	102		112,573
Government National Mortgage Assoc.	8.500%		04/15/25	10		11,380
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	1,520		1,546,194
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	1,380		1,407,655
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	1,300		1,538,648
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.194%	(c)	01/15/21	643		591,177
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	3.001%	(c)	04/15/30	635		411,239
Tennessee Valley Authority, Sr. Unsec’d. Notes	6.750%		11/01/25	510		667,665
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	980		1,396,047
Ukraine Government, USAID Bonds, U.S. Gov’t. Gtd. Notes	1.471%		09/29/21	2,200		2,147,737

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $97,037,859)						98,138,771

U.S. TREASURY OBLIGATIONS — 20.7%
U.S. Treasury Bonds	2.500%		02/15/45	195		173,695
U.S. Treasury Bonds	2.500%		05/15/46	570		506,543
U.S. Treasury Bonds	2.875%		11/15/46	570		550,317
U.S. Treasury Bonds	3.000%		05/15/45	950		937,160
U.S. Treasury Bonds	4.250%		11/15/40	3,995		4,850,178
U.S. Treasury Bonds	4.750%		02/15/41	1,710		2,229,412
U.S. Treasury Bonds	8.125%		08/15/21	455		579,467
U.S. Treasury Notes	0.750%		02/28/18	570		568,664
U.S. Treasury Notes(d)	1.000%		03/15/18	100		100,047
U.S. Treasury Notes	1.375%		12/15/19	1,065		1,062,462
U.S. Treasury Notes	1.375%		04/30/21	10,200		10,005,965
U.S. Treasury Notes	1.625%		04/30/23	860		831,782
U.S. Treasury Notes	1.750%		11/30/21	515		511,158
U.S. Treasury Notes	2.125%		09/30/21	9,850		9,937,340
U.S. Treasury Notes	2.125%		12/31/21	425		428,636
U.S. Treasury Notes	2.125%		06/30/22	380		381,336
U.S. Treasury Notes(d)	2.125%		12/31/22	505		504,724

SEE NOTES TO FINANCIAL STATEMENTS.

A117

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes(e)	2.125%		11/30/23	2,630	$2,612,534
U.S. Treasury Notes	2.250%		12/31/23	850	850,399
U.S. Treasury Strips Coupon	2.037%	(c)	02/15/22	1,690	1,519,212
U.S. Treasury Strips Coupon	2.184%	(c)	02/15/28	550	406,877
U.S. Treasury Strips Coupon	2.384%	(c)	05/15/29	565	400,866
U.S. Treasury Strips Coupon(d)(f)	2.404%	(c)	08/15/21	2,525	2,302,560
U.S. Treasury Strips Coupon	2.783%	(c)	08/15/29	500	351,835
U.S. Treasury Strips Coupon	2.878%	(c)	05/15/31	500	331,316
U.S. Treasury Strips Coupon	3.042%	(c)	11/15/35	1,000	566,387
U.S. Treasury Strips Coupon	3.202%	(c)	08/15/40	1,000	472,389
U.S. Treasury Strips Coupon	4.138%	(c)	02/15/42	3,725	1,662,605
U.S. Treasury Strips Principal, PO	2.351%	(c)	05/15/43	595	259,982
U.S. Treasury Strips Principal, PO	2.543%	(c)	02/15/45	515	212,647
U.S. Treasury Strips Principal, PO	2.952%	(c)	05/15/45	800	327,513
U.S. Treasury Strips Principal, PO	3.005%	(c)	11/15/44	715	297,573

TOTAL U.S. TREASURY OBLIGATIONS (cost $48,066,122)					46,733,581

TOTAL LONG-TERM INVESTMENTS (cost $223,353,971)					223,199,828

SHORT-TERM INVESTMENTS — 18.6%				Shares
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(g)				4,100,294	38,009,726
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(g)				1,765,750	1,765,750
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $2,424,821; includes $2,424,720 of cash collateral for securities on loan)(g)(h)				2,424,336	2,424,821

TOTAL SHORT-TERM INVESTMENTS (cost $44,186,145)(Note 4)					42,200,297

TOTAL INVESTMENTS — 117.3% (cost $267,540,116)					265,400,125
LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (17.3)%					(39,082,060)

NET ASSETS — 100.0%					$226,318,065

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(b)	Less than $500 par.

(c)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(d)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(e)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,384,062; cash collateral of $2,424,720 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(g)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(h)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A118

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
311	2 Year U.S. Treasury Notes	Mar. 2017	$67,376,004	$67,389,813	$13,809
213	5 Year U.S. Treasury Notes	Mar. 2017	25,041,238	25,062,445	21,207
69	10 Year U.S. Treasury Notes	Mar. 2017	8,506,499	8,575,407	68,908
49	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	7,873,712	7,852,250	(21,462)

					82,462

Short Position:
51	20 Year U.S. Treasury Bonds	Mar. 2017	7,668,519	7,683,469	(14,950)

					$67,512

A U.S. Treasury Obligation with a market value of $897,314 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
52,560	09/09/17	0.539%	1 Day USOIS(1)	$348	$65,668	$65,320
45,065	10/18/17	0.607%	1 Day USOIS(1)	191	52,159	51,968
24,905	11/09/17	0.626%	1 Day USOIS(1)	206	33,096	32,890
4,250	01/13/22	2.351%	3 Month LIBOR(1)	151	(75,922)	(76,073)
1,710	01/22/22	2.467%	3 Month LIBOR(1)	160	(40,143)	(40,303)
8,330	11/30/22	1.850%	3 Month LIBOR(1)	151	97,518	97,367
3,445	08/02/23	—(3)	—(3)	(858)	9,377	10,235
5,183	08/02/23	—(4)	—(4)	800	14,950	14,150
1,335	08/03/23	—(5)	—(5)	(322)	3,752	4,074
2,805	08/19/23	0.898%	1 Day USOIS(1)	165	150,336	150,171
3,805	10/27/23	1.073%	1 Day USOIS(1)	171	172,360	172,189
8,720	12/20/23	2.932%	3 Month LIBOR(1)	220	(439,537)	(439,757)
5,290	09/17/24	2.732%	3 Month LIBOR(1)	111	(194,698)	(194,809)
1,860	09/04/25	2.214%	3 Month LIBOR(1)	164	7,282	7,118
130	01/08/26	2.210%	3 Month LIBOR(1)	2	803	801
715	05/15/37	2.726%	3 Month LIBOR(2)	162	16,299	16,137
1,405	11/15/41	1.869%	3 Month LIBOR(1)	5,531	193,346	187,815

				$7,353	$66,646	$59,293

U.S. Treasury Obligations with a combined market value of $1,732,140 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.

(4)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.

(5)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$12,095,589	$—
Non-Residential Mortgage-Backed Securities	—	175,977	—
Commercial Mortgage-Backed Securities	—	61,587,166	—
Corporate Bond	—	2,377,158	—
Municipal Bonds	—	939,090	—
Non-Corporate Foreign Agency	—	831,636	—
Residential Mortgage-Backed Securities	—	320,860	—
U.S. Government Agency Obligations	—	98,138,771	—
U.S. Treasury Obligations	—	46,733,581	—
Affiliated Mutual Funds	42,200,297	—	—
Other Financial Instruments*
Futures Contracts	67,512	—	—
Centrally Cleared Interest Rate Swap Agreements	—	59,293	—

Total	$42,267,809	$223,259,121	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Government Agency Obligations	43.4%
Commercial Mortgage-Backed Securities	27.2
U.S. Treasury Obligations	20.7
Affiliated Mutual Funds (including 1.1% of collateral for securities on loan)	18.6
Collateralized Loan Obligations	5.3
Diversified Financial Services	1.1
Municipal Bonds	0.4

Non-Corporate Foreign Agency	0.4%
Residential Mortgage-Backed Securities	0.1
Non-Residential Mortgage-Backed Securities	0.1

117.3
Liabilities in excess of other assets	(17.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$103,924	*	Due from/to broker — variation margin futures	$36,412	*
Interest rate contracts	Due from/to broker — variation margin swaps	810,235	*	Due from/to broker — variation margin swaps	750,942	*

Total		$914,159			$787,354

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(443,759)	$(134,785)	$615,042	$8,789	$(369,488)	$(324,201)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$214,775	$(127,080)	$(101,531)	$892,061	$878,225

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Position(3)	Interest Rate Swap Agreements(2)
$62,788	$132,192,000	$92,034,345	$28,397,987	$120,316,200

Total Return Swap Agreements(2)
$1,800,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$2,384,062	$(2,384,062)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $2,384,062:
Unaffiliated investments (cost $223,353,971)	$223,199,828
Affiliated investments (cost $44,186,145)	42,200,297
Receivable for investments sold	20,295,599
Dividends and interest receivable	833,956
Due from broker—variation margin futures	88,009
Receivable for Series shares sold	5,741
Prepaid expenses	1,853

Total Assets	286,625,283

LIABILITIES
Payable for investments purchased	57,645,317
Payable to broker for collateral for securities on loan	2,424,720
Management fee payable	76,814
Accrued expenses and other liabilities	70,652
Due to broker—variation margin swaps	56,546
Payable for Series shares repurchased	31,817
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	372

Total Liabilities	60,307,218

NET ASSETS	$226,318,065

Net assets were comprised of:
Paid-in capital	$205,832,135
Retained earnings	20,485,930

Net assets, December 31, 2016	$226,318,065

Net asset value and redemption price per share $226,318,065 / 18,465,529 outstanding shares of beneficial interest	$12.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$4,199,903
Affiliated dividend income	789,114
Income from securities lending, net (including affiliated income of $2,048)	2,306

Total income	4,991,323

EXPENSES
Management fee	943,112
Shareholders’ reports	99,000
Custodian and accounting fees (net of $4,500 fee credit)	76,000
Audit fee	40,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	4,000
Loan interest expense	38
Miscellaneous	7,776

Total expenses	1,208,926

NET INVESTMENT INCOME (LOSS)	3,782,397

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	2,109,254
Futures transactions	615,042
Options written transactions	(134,785)
Forward rate agreement transactions	8,789
Swap agreement transactions	(369,488)

2,228,812

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,093))	(1,672,056)
Futures	(101,531)
Options written	(127,080)
Swap agreements	892,061

(1,008,606)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,220,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,002,603

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,782,397	$4,806,869
Net realized gain (loss) on investment transactions	2,228,812	1,519,137
Net change in unrealized appreciation (depreciation) on investments	(1,008,606)	(3,732,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,002,603	2,593,957

SERIES SHARE TRANSACTIONS
Series shares sold [942,340 and 446,808 shares, respectively]	11,729,036	5,381,539
Series shares repurchased [1,792,349 and 9,585,972 shares, respectively]	(22,240,242)	(115,358,336)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(10,511,206)	(109,976,797)

CAPITAL CONTRIBUTIONS (Note 4)	28,977	—

TOTAL INCREASE (DECREASE)	(5,479,626)	(107,382,840)
NET ASSETS:
Beginning of year	231,797,691	339,180,531

End of year	$226,318,065	$231,797,691

SEE NOTES TO FINANCIAL STATEMENTS.

A122

GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS — 82.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Farm Credit Bank	0.430%		01/13/17	6,000	$6,000,203
Federal Farm Credit Bank	0.490%	(a)	02/01/17	1,100	1,099,545
Federal Farm Credit Bank	0.719%	(b)	04/20/18	6,500	6,499,553
Federal Farm Credit Bank	0.726%	(b)	10/25/17	11,000	11,000,000
Federal Farm Credit Bank	0.801%	(b)	08/29/17	2,000	1,998,683
Federal Farm Credit Bank	0.811%	(b)	02/27/17	3,000	3,000,936
Federal Farm Credit Bank	0.826%	(b)	09/28/17	12,000	11,999,092
Federal Farm Credit Bank	4.875%		01/17/17	8,110	8,125,536
Federal Home Loan Bank	0.346%	(a)	01/09/17	11,000	10,999,169
Federal Home Loan Bank	0.357%	(a)	01/10/17	9,000	8,999,213
Federal Home Loan Bank	0.357%	(a)	01/20/17	11,000	10,997,968
Federal Home Loan Bank	0.387%	(a)	01/04/17	9,000	8,999,715
Federal Home Loan Bank	0.392%	(a)	01/06/17	44,000	43,997,651
Federal Home Loan Bank	0.405%	(a)	02/01/17	29,000	28,990,070
Federal Home Loan Bank	0.406%	(a)	01/13/17	112,000	111,985,137
Federal Home Loan Bank	0.417%	(b)	04/24/17	9,500	9,500,000
Federal Home Loan Bank	0.423%	(a)	01/18/17	22,000	21,995,687
Federal Home Loan Bank	0.428%	(a)	02/03/17	15,000	14,994,225
Federal Home Loan Bank	0.437%	(a)	01/27/17	34,750	34,739,239
Federal Home Loan Bank	0.448%	(a)	01/11/17	4,000	3,999,511
Federal Home Loan Bank	0.450%	(a)	02/08/17	30,000	29,986,027
Federal Home Loan Bank	0.483%	(a)	01/25/17	30,000	29,990,533
Federal Home Loan Bank	0.495%	(a)	01/23/17	1,700	1,699,496
Federal Home Loan Bank	0.500%	(a)	01/17/17	4,000	3,999,129
Federal Home Loan Bank	0.507%	(a)	04/28/17	2,000	1,996,763
Federal Home Loan Bank	0.510%	(a)	01/24/17	4,000	3,998,722
Federal Home Loan Bank	0.664%	(b)	12/08/17	4,000	3,999,812
Federal Home Loan Bank	0.678%	(b)	01/13/17	10,000	10,000,324
Federal Home Loan Bank	0.736%	(b)	03/17/17	5,000	4,999,178
Federal Home Loan Bank	0.741%	(b)	08/28/17	3,000	3,000,000
Federal Home Loan Bank	0.743%	(b)	02/08/18	6,000	6,000,000
Federal Home Loan Bank	0.752%	(b)	02/15/18	4,000	4,000,000
Federal Home Loan Bank	0.766%	(b)	05/16/17	4,000	3,999,578
Federal Home Loan Bank	0.777%	(b)	03/29/18	6,000	6,000,000
Federal Home Loan Bank	0.791%	(b)	11/06/17	1,800	1,799,631
Federal Home Loan Bank	0.812%	(b)	10/25/17	3,000	3,000,000
Federal Home Loan Bank	0.823%	(b)	01/19/17	4,000	4,000,000
Federal Home Loan Bank	0.826%	(b)	02/17/17	6,000	6,001,448
Federal Home Loan Bank	0.856%	(b)	08/01/17	2,000	2,000,000
Federal Home Loan Bank	0.881%	(b)	08/21/17	1,000	999,936
Federal Home Loan Bank	0.883%	(b)	12/07/17	3,500	3,500,000
Federal Home Loan Bank	0.938%	(b)	09/11/17	2,000	1,999,931
Federal Home Loan Bank	0.956%	(b)	12/22/17	3,500	3,500,000
Federal Home Loan Mortgage Corp.	0.326%	(a)	01/04/17	10,000	9,999,733
Federal Home Loan Mortgage Corp.	0.408%	(a)	02/01/17	7,000	6,997,589
Federal Home Loan Mortgage Corp.	0.449%	(a)	01/19/17	9,000	8,998,020
Federal Home Loan Mortgage Corp.	0.469%	(a)	02/07/17	14,000	13,993,381
Federal Home Loan Mortgage Corp.	0.479%	(a)	01/20/17	10,000	9,997,519
Federal Home Loan Mortgage Corp.	0.489%	(b)	05/08/17	9,000	9,000,000
Federal Home Loan Mortgage Corp.	0.500%		01/27/17	6,000	6,000,101
Federal Home Loan Mortgage Corp.	0.530%	(a)	02/17/17	3,000	2,997,963
Federal Home Loan Mortgage Corp.	0.744%	(b)	04/20/17	7,000	6,999,680
Federal Home Loan Mortgage Corp.	0.842%	(b)	01/08/18	5,000	5,000,000
Federal Home Loan Mortgage Corp.	0.875%		02/22/17	7,100	7,102,690
Federal National Mortgage Assoc.	0.771%	(b)	01/26/17	1,000	999,983
Federal National Mortgage Assoc.	0.846%	(b)	01/11/18	8,000	8,000,000
Federal National Mortgage Assoc.	1.250%		01/30/17	2,000	2,001,255

					598,479,555

SEE NOTES TO FINANCIAL STATEMENTS.

A123

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

U.S. TREASURY OBLIGATIONS — 11.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bills	0.352%	(a)	01/26/17	8,000	$7,998,083
U.S. Treasury Bills	0.362%	(a)	02/02/17	8,500	8,497,318
U.S. Treasury Bills	0.409%	(a)	01/19/17	21,000	20,995,790
U.S. Treasury Bills	0.432%	(a)	01/12/17	24,500	24,496,831
U.S. Treasury Bills	0.453%	(a)	02/16/17	10,000	9,994,322
U.S. Treasury Notes	0.500%		01/31/17	6,000	6,000,199
U.S. Treasury Notes	0.875%		02/28/17	3,000	3,002,315

					80,984,858

REPURCHASE AGREEMENT(c) — 4.7%
TD Securities (USA) LLC, 0.52%, dated 12/30/16, due 01/03/17 in the amount of $33,615,942				33,614	33,614,000

TOTAL INVESTMENTS — 98.5% (amortized cost $713,078,413)					713,078,413
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.5%					11,166,181

NET ASSETS — 100.0%					$724,244,594

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Rate quoted represents yield-to-maturity as of purchase date.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(c)	The value of the Repurchase Agreement is $33,614,000. The Repurchase Agreement is collateralized by a U.S. Treasury Obligation (coupon rate 0.125%, maturity date 04/15/17), with the value, including accrued interest of $34,286,375. The Repurchase Agreement is subject to a contractual netting arrangement. For further detail on the repurchase agreement and the corresponding counterparty, see the Schedule of Investments.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Government Agency Obligations	$—	$598,479,555	$—
U.S. Treasury Obligations	—	80,984,858	—
Repurchase Agreement	—	33,614,000	—

Total	$—	$713,078,413	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Government Agency Obligations	82.6%
U.S. Treasury Obligations	11.2
Repurchase Agreement	4.7

98.5
Other assets in excess of liabilities	1.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A124

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Repurchase Agreement	$33,614,000	$(33,614,000)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments, at amortized cost which approximates fair value:	$713,078,413
Cash	4,668
Receivable for investments sold	11,034,375
Interest receivable	359,741
Receivable for Series shares sold	158,329
Prepaid expenses	5,843

Total Assets	724,641,369

LIABILITIES
Management fee payable	185,880
Payable for Series shares repurchased	127,633
Accrued expenses	82,282
Affiliated transfer agent fee payable	980

Total Liabilities	396,775

NET ASSETS	$724,244,594

Net assets were comprised of:
Paid-in capital	$724,244,594

Net assets, December 31, 2016	$724,244,594

Net asset value and redemption price per share $724,244,594 / 72,421,476 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$3,178,389

EXPENSES
Management fee	2,233,494
Custodian and accounting fees (net of $4,800 fee credit)	107,000
Shareholders’ reports	83,000
Audit fee	34,000
Legal fees and expenses	17,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Insurance expenses	9,000
Miscellaneous	9,642

Total expenses	2,521,136

NET INVESTMENT INCOME (LOSS)	657,253

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	29,234

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$686,487

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$657,253	$—
Net realized gain (loss) on investment transactions	29,234	6,612

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	686,487	6,612

DISTRIBUTIONS	(686,487)	(6,612)

SERIES SHARE TRANSACTIONS
Series shares sold [44,748,619 and 30,779,347 shares, respectively]	447,486,185	307,793,476
Series shares issued in reinvestment of distributions [68,649 and 661 shares, respectively]	686,487	6,612
Series shares repurchased [37,473,140 and 48,058,413 shares, respectively]	(374,731,396)	(480,584,125)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	73,441,276	(172,784,037)

TOTAL INCREASE (DECREASE)	73,441,276	(172,784,037)
NET ASSETS:
Beginning of year	650,803,318	823,587,355

End of year	$724,244,594	$650,803,318

SEE NOTES TO FINANCIAL STATEMENTS.

A126

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 96.4% ASSET-BACKED SECURITY	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligation
Primus CLO II Ltd. (Cayman Islands), Series 2007-2A, Class A, 144A (cost $104,815)	1.113%	(a)	07/15/21	113	$112,544

BANK LOANS(a) — 1.4%
Capital Goods — 0.1%
Neff Rental LLC	7.250%		06/09/21	4,384	4,348,643

Chemicals — 0.1%
Solenis International LP	7.750%		07/31/22	5,000	4,906,250

Electric — 0.1%
Lightstone Generation LLC	6.500%		01/31/24	3,050	3,086,853

Energy — Other
American Energy Marcellus LLC	8.500%		08/04/21	3,675	416,499

Entertainment — 0.1%
Scientific Games International, Inc.	6.000%		10/16/20	1,980	2,005,821

Gaming — 0.2%
CCM Merger, Inc.(b)	4.020%		08/06/21	5,302	5,355,215
Golden Nugget, Inc.	4.500%		11/21/19	2,495	2,519,789

					7,875,004

Retailers — 0.1%
Rite Aid Corp.	4.875%		06/21/21	3,000	3,006,249

Technology — 0.7%
Ancestry.com, Inc.	9.250%		10/18/24	4,725	4,811,623
Evergreen Skills Lux Sarl (Luxembourg)	9.337%		04/28/22	18,995	14,103,788
Kronos, Inc.	9.250%		11/01/24	5,500	5,657,267

					24,572,678

TOTAL BANK LOANS (cost $55,717,413)					50,217,997

COLLATERALIZED MORTGAGE OBLIGATIONS
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1	3.302%	(a)	10/25/35	62	53,778
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12	0.966%	(a)	10/25/46	32	21,422
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1	2.778%	(a)	09/25/45	11	10,557
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6	1.156%	(a)	05/25/35	25	19,506
Banc of America Funding Trust, Series 2006-B, Class 2A1	3.051%	(a)	03/20/36	74	63,636
Bear Stearns ARM Trust, Series 2005-10, Class A2	3.108%	(a)	10/25/35	6	6,080
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA	3.395%	(a)	09/25/37	56	47,348
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3	3.036%	(a)	10/25/35	19	15,177
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1	3.102%	(a)	02/25/37	29	24,602
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B	0.946%	(a)	09/25/46	30	22,808
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A	0.949%	(a)	07/20/46	24	13,118
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	1.396%	(a)	03/25/35	61	51,745
HarborView Mortgage Loan Trust, Series 2006-5, Class 2A1A	0.916%	(a)	07/19/46	39	22,449
HarborView Mortgage Loan Trust, Series 2006-7, Class 2A1B	0.986%	(a)	09/19/46	1	17
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1	0.946%	(a)	09/25/46	30	24,711
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A96	6.000%		08/25/37	21	18,681
MASTR Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 1A1	0.966%	(a)	04/25/46	20	14,514
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1	5.432%	(a)	02/25/36	123	99,673
Residential Accredit Loans, Inc., Series 2007-QS4, Class 2A1	1.086%	(a)	03/25/37	130	29,666
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3	6.000%		05/25/37	40	35,479
SunTrust Alternative Loan Trust, Series 2006-1F, Class 3A	1.106%	(a)	04/25/36	92	33,341
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3	2.598%	(a)	02/25/37	23	20,831
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 4A1	2.756%	(a)	02/25/37	29	25,329

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $646,428)					674,468

SEE NOTES TO FINANCIAL STATEMENTS.

A127

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS — 94.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Advertising — 0.3%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750%		10/01/22	13,150	$11,046,000

Aerospace & Defense — 0.6%
Orbital ATK, Inc., Gtd. Notes	5.250%		10/01/21	2,965	3,079,523
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000%		07/15/23	6,925	7,288,562
TransDigm, Inc., Gtd. Notes(c)	6.000%		07/15/22	3,575	3,718,000
TransDigm, Inc., Gtd. Notes	6.500%		07/15/24	4,675	4,891,219
TransDigm, Inc., Gtd. Notes, 144A(c)	6.375%		06/15/26	1,125	1,155,375

					20,132,679

Apparel
Levi Strauss & Co., Sr. Unsec’d. Notes	5.000%		05/01/25	825	825,000

Auto Manufacturers — 0.2%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(c)	5.250%		04/15/23	5,925	6,033,428
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625%		02/01/23	650	677,625

					6,711,053

Auto Parts & Equipment — 2.0%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875%		08/15/26	7,275	7,129,500
Allison Transmission, Inc., Gtd. Notes, 144A	5.000%		10/01/24	5,550	5,605,500
American Axle & Manufacturing, Inc., Gtd. Notes	6.250%		03/15/21	3,675	3,794,438
American Axle & Manufacturing, Inc., Gtd. Notes	7.750%		11/15/19	675	746,719
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625%		11/15/26	4,150	4,103,312
Dana Holding Corp., Sr. Unsec’d. Notes	5.375%		09/15/21	2,375	2,461,094
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	4.500%		09/15/23	4,525	4,423,187
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	4.750%		09/15/26	3,200	3,088,000
Lear Corp., Gtd. Notes	4.750%		01/15/23	775	790,500
Lear Corp., Gtd. Notes	5.250%		01/15/25	1,175	1,235,219
Meritor, Inc., Gtd. Notes(c)	6.250%		02/15/24	3,550	3,479,000
Meritor, Inc., Gtd. Notes	6.750%		06/15/21	7,025	7,183,062
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750%		05/15/23	7,300	7,409,500
TI Group Automotive Systems LLC (United Kingdom), Sr. Unsec’d. Notes, 144A	8.750%		07/15/23	7,200	7,524,000
Titan International, Inc., Sr. Sec’d. Notes	6.875%		10/01/20	4,425	4,330,969
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22	4,650	4,795,312
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750%		04/29/25	3,225	3,281,438

					71,380,750

Banks — 0.5%
Bank of America Corp., Series M, Jr. Sub. Notes	8.125%	(a)	12/29/49	1,250	1,298,438
Citigroup, Inc., Series N, Jr. Sub. Notes	5.800%	(a)	12/31/49	2,100	2,118,375
Citigroup, Inc., Series P, Jr. Sub. Notes	5.950%	(a)	12/31/49	2,775	2,740,867
HBOS PLC (United Kingdom), Sub. Notes, 144A, GMTN	6.750%		05/21/18	400	421,799
JPMorgan Chase & Co., Series Q, Jr. Sub. Notes	5.150%	(a)	12/31/49	1,650	1,578,060
Morgan Stanley, Series H, Jr. Sub. Notes(c)	5.450%	(a)	07/29/49	2,475	2,450,250
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	8.625%	(a)	12/31/49	4,625	4,717,500
Standard Chartered PLC (United Kingdom), Jr. Sub. Notes, 144A	7.500%	(a)	12/31/49	3,000	2,992,500

					18,317,789

Beverages — 0.2%
Constellation Brands, Inc., Gtd. Notes	4.750%		12/01/25	1,950	2,067,000
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20	5,350	5,543,938

					7,610,938

Biotechnology — 0.2%
Concordia International Corp. (Canada), Sr. Sec’d. Notes, 144A	9.000%		04/01/22	6,575	5,572,313

Building Materials — 2.0%
Builders FirstSource, Inc., Gtd. Notes, 144A(c)	10.750%		08/15/23	7,650	8,778,375
Builders FirstSource, Inc., Sr. Sec’d. Notes, 144A	5.625%		09/01/24	3,150	3,165,750
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22	3,475	3,787,750
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	7.750%		04/16/26	4,625	5,122,187

SEE NOTES TO FINANCIAL STATEMENTS.

A128

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Building Materials (continued)
Griffon Corp., Gtd. Notes	5.250%	03/01/22	15,960	$16,171,470
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A	5.875%	02/15/23	5,950	6,158,250
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(d)	5.375%	11/15/24	6,250	6,421,875
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	8.500%	04/15/22	4,800	5,304,000
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	6.125%	07/15/23	6,550	6,721,872
US Concrete, Inc., Gtd. Notes(c)	6.375%	06/01/24	5,300	5,604,750
USG Corp., Gtd. Notes, 144A	5.500%	03/01/25	2,480	2,548,200

				69,784,479

Cable — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.125%	02/15/23	2,875	2,954,063

Chemicals — 4.1%
A Schulman, Inc., Gtd. Notes, 144A	6.875%	06/01/23	14,217	14,856,765
Ashland, Inc., Sr. Unsec’d. Notes	6.875%	05/15/43	4,000	4,130,000
Blue Cube Spinco, Inc., Gtd. Notes(c)	9.750%	10/15/23	6,440	7,663,600
Blue Cube Spinco, Inc., Gtd. Notes	10.000%	10/15/25	2,940	3,550,050
Chemours Co. (The), Sr. Unsec’d. Notes(c)	6.625%	05/15/23	9,255	9,162,450
Chemours Co. (The), Sr. Unsec’d. Notes	7.000%	05/15/25	6,650	6,550,250
CVR Partners LP/ CVR Nitrogen Finance Corp., Sr. Sec’d. Notes, 144A(c)	9.250%	06/15/23	5,575	5,742,250
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec’d. Notes, 144A(d)	8.500%	11/01/22	4,000	4,250,000
GCP Applied Technologies, Inc., Gtd. Notes, 144A(c)	9.500%	02/01/23	4,175	4,790,813
Hexion, Inc., Sec’d. Notes(c)	9.000%	11/15/20	20,180	15,740,400
Hexion, Inc., Sr. Sec’d. Notes	6.625%	04/15/20	7,585	6,712,725
Hexion, Inc., Sr. Sec’d. Notes	8.875%	02/01/18	9,275	9,228,625
Hexion, Inc., Sr. Sec’d. Notes	10.000%	04/15/20	6,025	5,994,875
INEOS Group Holdings SA (Luxembourg), Gtd. Notes, 144A(c)(d)	5.625%	08/01/24	6,575	6,525,687
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A(c)	6.500%	02/01/22	7,495	7,551,212
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	10.375%	05/01/21	3,525	3,903,938
PQ Corp., Sr. Sec’d. Notes, 144A(d)	6.750%	11/15/22	3,025	3,236,750
TPC Group, Inc., Sr. Sec’d. Notes, 144A(d)	8.750%	12/15/20	17,445	14,741,025
Tronox Finance LLC, Gtd. Notes(c)	6.375%	08/15/20	3,901	3,647,435
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A(d)	7.500%	02/15/19	8,650	8,606,750

				146,585,600

Coal — 0.5%
CONSOL Energy, Inc., Gtd. Notes	5.875%	04/15/22	19,326	18,939,480

Commercial Services — 2.8%
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375%	05/15/23	6,525	5,481,000
Amn Healthcare, Inc., Gtd. Notes, 144A	5.125%	10/01/24	1,700	1,695,750
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A(c)	6.500%	07/15/22	11,125	11,653,437
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(c)	5.125%	06/01/22	6,650	6,517,000
Hertz Corp. (The), Gtd. Notes	5.875%	10/15/20	1,375	1,344,063
Laureate Education, Inc., Gtd. Notes, 144A(c)	9.250%	09/01/19	21,290	21,742,412
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375%	06/15/22	2,400	2,484,000
LSC Communications, Inc., Sr. Sec’d. Notes, 144A(c)	8.750%	10/15/23	4,875	4,899,375
NES Rentals Holdings, Inc., Sec’d. Notes, 144A(d)	7.875%	05/01/18	7,925	7,885,375
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes	6.000%	04/01/24	1,575	1,484,438
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes(c)	6.500%	11/15/23	2,560	2,492,800
Service Corp. International, Sr. Unsec’d. Notes	5.375%	05/15/24	4,648	4,845,540
Service Corp. International, Sr. Unsec’d. Notes	5.375%	01/15/22	925	962,000
United Rentals North America, Inc., Gtd. Notes(c)	5.500%	07/15/25	3,725	3,799,500
United Rentals North America, Inc., Gtd. Notes	5.500%	05/15/27	6,850	6,798,625
United Rentals North America, Inc., Gtd. Notes(c)	5.750%	11/15/24	5,150	5,407,500
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	3,400	3,497,750
United Rentals North America, Inc., Gtd. Notes	6.125%	06/15/23	2,600	2,756,000
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22	5,446	5,731,915

				101,478,480

SEE NOTES TO FINANCIAL STATEMENTS.

A129

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers — 1.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A(c)	7.125%		06/15/24	6,025	$6,688,823
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	5.450%		06/15/23	2,210	2,344,233
Western Digital Corp., Sr. Unsec’d. Notes, 144A	10.500%		04/01/24	33,270	39,341,775

					48,374,831

Distribution/Wholesale — 1.2%
American Tire Distributors, Inc., Sr. Sub. Notes, 144A	10.250%		03/01/22	12,125	11,631,876
Beacon Roofing Supply, Inc., Gtd. Notes(c)	6.375%		10/01/23	4,725	5,041,008
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250%		07/15/22	4,075	3,904,339
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000%		06/15/23	6,150	5,934,750
H&E Equipment Services, Inc., Gtd. Notes	7.000%		09/01/22	13,095	13,782,488
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250%		12/15/21	1,975	2,083,625

					42,378,086

Diversified Financial Services — 2.3%
Alliance Data Systems Corp., Gtd. Notes, 144A	5.375%		08/01/22	7,800	7,527,000
Ally Financial, Inc., Gtd. Notes(c)	8.000%		03/15/20	2,243	2,540,198
Ally Financial, Inc., Sr. Unsec’d. Notes	3.750%		11/18/19	4,075	4,092,441
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22	8,900	9,278,250
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19	800	844,000
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A(c)	6.500%		06/01/26	850	888,250
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250%		08/15/21	4,125	4,351,875
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%		04/15/18	2,939	2,994,106
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%		08/15/22	500	542,500
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19	820	881,500
International Lease Finance Corp., Sr. Unsec’d. Notes	8.250%		12/15/20	1,125	1,310,625
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625%		01/15/22	1,525	1,831,906
International Lease Finance Corp. E-Capital Trust II Ltd., Gtd. Notes, 144A	4.920%	(a)	12/21/65	4,250	3,740,000
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875%		03/15/20	7,675	7,675,000
National Financial Partners Corp., Sr. Unsec’d. Notes, 144A	9.000%		07/15/21	2,375	2,505,625
Navient Corp., Sr. Unsec’d. Notes	5.000%		10/26/20	1,500	1,530,000
Navient Corp., Sr. Unsec’d. Notes(c)	5.875%		10/25/24	1,075	1,021,250
Navient Corp., Sr. Unsec’d. Notes	6.625%		07/26/21	2,400	2,538,000
Navient Corp., Sr. Unsec’d. Notes	7.250%		09/25/23	4,575	4,700,812
Navient Corp., Sr. Unsec’d. Notes, MTN	6.125%		03/25/24	1,800	1,748,250
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	6,100	6,767,340
OneMain Financial Holdings, Inc., Gtd. Notes, 144A(c)(d)	6.750%		12/15/19	575	599,438
OneMain Financial Holdings, Inc., Gtd. Notes, 144A(d)	7.250%		12/15/21	305	317,963
Springleaf Finance Corp., Gtd. Notes	6.000%		06/01/20	6,675	6,766,781
Transworld Systems, Inc., Sr. Sec’d. Notes, 144A(d)	9.500%		08/15/21	9,000	5,535,000

					82,528,110

Electric — 5.0%
AES Corp., Sr. Unsec’d. Notes(c)	4.875%		05/15/23	900	888,930
AES Corp., Sr. Unsec’d. Notes(c)	5.500%		03/15/24	700	712,250
AES Corp., Sr. Unsec’d. Notes	5.500%		04/15/25	700	700,000
AES Corp., Sr. Unsec’d. Notes	7.375%		07/01/21	11,999	13,365,686
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	5,161	5,380,343
Calpine Corp., Sr. Unsec’d. Notes(c)	5.375%		01/15/23	10,710	10,469,025
Calpine Corp., Sr. Unsec’d. Notes(c)	5.500%		02/01/24	13,150	12,689,750
Calpine Corp., Sr. Unsec’d. Notes(c)	5.750%		01/15/25	3,625	3,498,125
DPL, Inc., Sr. Unsec’d. Notes	6.750%		10/01/19	4,250	4,324,375
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21	14,050	14,331,000
Dynegy, Inc., Gtd. Notes	5.875%		06/01/23	4,310	3,738,925
Dynegy, Inc., Gtd. Notes	6.750%		11/01/19	2,625	2,670,938
Dynegy, Inc., Gtd. Notes	7.375%		11/01/22	29,330	28,010,150
Dynegy, Inc., Gtd. Notes(c)	7.625%		11/01/24	19,530	18,016,425
GenOn Energy, Inc., Sr. Unsec’d. Notes (original cost $12,645,360; purchased 07/07/15-05/16/16)(c)(d)(e)	7.875%		06/15/17	13,969	9,952,912

SEE NOTES TO FINANCIAL STATEMENTS.

A130

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
GenOn Energy, Inc., Sr. Unsec’d. Notes (original cost $3,903,750; purchased 04/25/13-07/01/14)(d)(e)	9.500%		10/15/18	3,350	$2,368,031
GenOn Energy, Inc., Sr. Unsec’d. Notes (original cost $16,659,004; purchased 03/03/14-12/08/15)(c)(d)(e)	9.875%		10/15/20	16,646	11,360,895
Mirant Corp., Bonds, 144A(b)(d)(f)	7.400%	(a)	07/15/49	1,825	1,825
Mirant Mid-Atlantic, Series C, Pass-Through Certificates (original cost $4,613,540; purchased 07/14/15-04/01/16)(d)(e)	10.060%		12/30/28	4,837	4,123,859
Mirant Mid-Atlantic Trust, Series B, Pass-Through Certificates (original cost $1,073,610; purchased 06/19/09-01/25/12)(d)(e)	9.125%		06/30/17	1,063	924,938
NRG Energy, Inc., Gtd. Notes(c)	6.250%		07/15/22	5,485	5,498,712
NRG Energy, Inc., Gtd. Notes(c)	6.250%		05/01/24	3,535	3,437,788
NRG Energy, Inc., Gtd. Notes	6.625%		03/15/23	3,291	3,299,228
NRG Energy, Inc., Gtd. Notes(c)	7.875%		05/15/21	326	339,855
NRG Energy, Inc., Gtd. Notes, 144A	6.625%		01/15/27	3,850	3,638,250
NRG Energy, Inc., Gtd. Notes, 144A	7.250%		05/15/26	7,725	7,686,375
NRG REMA LLC, Series B, Pass-Through Certificates(d)	9.237%		07/02/17	274	219,007
NRG REMA LLC, Series C, Pass-Through Certificates(d)	9.681%		07/02/26	8,835	5,698,575
Red Oak Power LLC, Series B, Sr. Sec’d. Notes (original cost $224,500; purchased 05/27/15)(d)(e)	9.200%		11/30/29	200	207,750

					177,553,922

Electrical Components & Equipment — 0.3%
Anixter, Inc., Gtd. Notes	5.500%		03/01/23	1,875	1,945,313
Belden, Inc., Gtd. Notes, 144A	5.500%		09/01/22	4,025	4,145,750
General Cable Corp., Gtd. Notes	5.750%	(a)	10/01/22	3,225	3,128,250

					9,219,313

Engineering & Construction — 0.3%
AECOM, Gtd. Notes	5.875%		10/15/24	10,900	11,636,949

Entertainment — 4.1%
AMC Entertainment Holdings, Inc., Gtd. Notes	5.750%		06/15/25	11,700	11,963,250
AMC Entertainment Holdings, Inc., Gtd. Notes, 144A	5.875%		11/15/26	1,450	1,482,625
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000%		06/15/23	4,425	4,668,375
CCM Merger, Inc., Gtd. Notes, 144A(d)	9.125%		05/01/19	9,095	9,458,800
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%		06/01/24	2,100	2,163,000
Cinemark USA, Inc., Gtd. Notes	4.875%		06/01/23	12,219	12,371,737
Cinemark USA, Inc., Gtd. Notes	5.125%		12/15/22	4,975	5,124,250
Eldorado Resorts, Inc., Gtd. Notes	7.000%		08/01/23	8,200	8,692,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(c)	4.375%		04/15/21	1,000	1,037,500
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%		11/01/20	575	603,750
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%		11/01/23	5,425	5,804,750
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%		04/15/26	1,950	2,033,655
Greektown Holdings LLC/Greektown Mothership Corp., Sr. Sec’d. Notes, 144A	8.875%		03/15/19	2,103	2,210,779
Isle of Capri Casinos, Inc., Gtd. Notes	5.875%		03/15/21	750	776,250
Isle of Capri Casinos, Inc., Gtd. Notes	8.875%		06/15/20	4,598	4,827,900
Mood Media Corp., Gtd. Notes, 144A(d)	9.250%		10/15/20	3,700	2,143,688
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A(d)	5.000%		08/01/18	2,300	2,331,050
National CineMedia LLC, Sr. Sec’d. Notes	6.000%		04/15/22	2,325	2,406,375
National CineMedia LLC, Sr. Unsec’d. Notes	5.750%		08/15/26	3,875	3,933,125
Penn National Gaming, Inc., Sr. Unsec’d. Notes(c)	5.875%		11/01/21	8,701	9,070,792
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes, 144A(c)	5.625%		05/01/24	9,550	9,573,875
Regal Entertainment Group, Sr. Unsec’d. Notes(c)	5.750%		02/01/25	3,170	3,217,550
Scientific Games International, Inc., Gtd. Notes(c)	6.625%		05/15/21	29,391	24,835,395
Scientific Games International, Inc., Gtd. Notes	10.000%		12/01/22	13,200	13,134,000
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A(c)	7.000%		01/01/22	1,275	1,367,438

					145,231,909

SEE NOTES TO FINANCIAL STATEMENTS.

A131

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Environmental Control — 0.5%
Advanced Disposal Services, Inc., Gtd. Notes, 144A	5.625%	11/15/24	5,675	$5,646,625
Clean Harbors, Inc., Gtd. Notes	5.125%	06/01/21	1,060	1,084,062
Clean Harbors, Inc., Gtd. Notes	5.250%	08/01/20	6,850	7,012,687
Covanta Holding Corp., Sr. Unsec’d. Notes	6.375%	10/01/22	2,100	2,130,849
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	330	337,095

				16,211,318

Food — 3.0%
AdvancePierre Foods Holdings, Inc., Gtd. Notes, 144A	5.500%	12/15/24	3,075	3,103,844
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A(c)	5.750%	03/15/25	4,350	4,306,500
B&G Foods, Inc., Gtd. Notes	4.625%	06/01/21	4,025	4,105,500
Darling Ingredients, Inc., Gtd. Notes	5.375%	01/15/22	4,800	4,980,000
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500%	05/01/22	8,450	8,397,187
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	6,750	6,935,625
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(d)	7.250%	06/01/21	2,125	2,199,396
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(d)	7.250%	06/01/21	10,810	11,188,458
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A(d)	5.750%	06/15/25	9,725	9,846,562
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A(d)	5.875%	07/15/24	9,850	10,170,125
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	2,400	2,374,500
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750%	03/15/25	3,200	3,192,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes(c)	5.875%	01/15/24	675	715,500
Post Holdings, Inc., Gtd. Notes, 144A	5.000%	08/15/26	3,425	3,279,438
Post Holdings, Inc., Gtd. Notes, 144A	6.000%	12/15/22	6,825	7,123,594
Post Holdings, Inc., Gtd. Notes, 144A	6.750%	12/01/21	875	934,063
Post Holdings, Inc., Gtd. Notes, 144A	8.000%	07/15/25	3,500	3,920,000
Smithfield Foods, Inc. (Hong Kong), Sr. Unsec’d. Notes	6.625%	08/15/22	2,525	2,660,719
Smithfield Foods, Inc. (Hong Kong), Sr. Unsec’d. Notes, 144A	5.875%	08/01/21	5,475	5,707,687
SUPERVALU, Inc., Sr. Unsec’d. Notes	6.750%	06/01/21	5,100	5,151,000
SUPERVALU, Inc., Sr. Unsec’d. Notes(c)	7.750%	11/15/22	3,975	4,009,781
TreeHouse Foods, Inc., Gtd. Notes, 144A	6.000%	02/15/24	2,225	2,336,250

				106,637,729

Forest Products & Paper — 0.1%
Smurfit Kappa Acquisitions (Ireland), Sr. Unsec’d. Notes, 144A	4.875%	09/15/18	5,350	5,497,125

Gas — 0.4%
Amerigas Partners LP/Amerigas Finance Corp., Sr. Unsec’d. Notes(c)	5.625%	05/20/24	4,800	4,908,000
Amerigas Partners LP/Amerigas Finance Corp., Sr. Unsec’d. Notes	5.875%	08/20/26	4,800	4,872,000
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes, 144A	7.500%	11/01/23	4,875	5,033,438

				14,813,438

Hand/Machine Tools — 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A(d)	7.000%	02/01/21	5,375	4,810,625

Healthcare-Products — 1.0%
Crimson Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	6.625%	05/15/22	19,625	17,417,187
Greatbatch Ltd., Sr. Unsec’d. Notes, 144A	9.125%	11/01/23	9,650	9,625,875
Mallinckrodt International Finance SA, Gtd. Notes(c)	4.750%	04/15/23	6,675	5,807,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.500%	04/15/25	1,375	1,230,625

				34,080,937

Healthcare-Services — 5.4%
Acadia Healthcare Co., Inc., Gtd. Notes	5.625%	02/15/23	9,600	9,600,000
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	3,206	3,306,187
Acadia Healthcare Co., Inc., Gtd. Notes	6.500%	03/01/24	2,075	2,121,688
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22	5,975	6,034,750
CHS/Community Health Systems, Inc., Gtd. Notes(c)	6.875%	02/01/22	17,509	12,168,755
CHS/Community Health Systems, Inc., Gtd. Notes(c)	7.125%	07/15/20	14,500	11,024,350
CHS/Community Health Systems, Inc., Gtd. Notes(c)	8.000%	11/15/19	9,880	8,200,400
HCA, Inc., Gtd. Notes	5.375%	02/01/25	37,290	37,383,225

SEE NOTES TO FINANCIAL STATEMENTS.

A132

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
HCA, Inc., Gtd. Notes	5.875%		05/01/23	3,797	$4,034,312
HCA, Inc., Gtd. Notes	5.875%		02/15/26	2,875	2,961,250
HealthSouth Corp., Gtd. Notes	5.125%		03/15/23	1,475	1,460,250
HealthSouth Corp., Gtd. Notes	5.750%		11/01/24	5,100	5,163,750
Kindred Healthcare, Inc., Gtd. Notes	6.375%		04/15/22	3,506	3,129,105
Kindred Healthcare, Inc., Gtd. Notes	8.000%		01/15/20	4,775	4,751,125
Kindred Healthcare, Inc., Gtd. Notes(c)	8.750%		01/15/23	5,150	4,815,250
LifePoint Health, Inc., Gtd. Notes(c)	5.875%		12/01/23	3,600	3,645,000
MEDNAX, Inc., Gtd. Notes, 144A	5.250%		12/01/23	3,225	3,321,750
MPH Acquisition Holdings LLC, Sr. Unsec’d. Notes, 144A	7.125%		06/01/24	4,450	4,684,070
Select Medical Corp., Gtd. Notes(c)	6.375%		06/01/21	14,895	14,895,000
Surgery Center Holdings, Inc., Sr. Unsec’d. Notes, 144A	8.875%		04/15/21	3,250	3,461,250
Tenet Healthcare Corp., Sec’d. Notes, 144A(c)	7.500%		01/01/22	525	547,313
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%		10/01/21	4,520	4,480,450
Tenet Healthcare Corp., Sr. Sec’d. Notes(c)	4.750%		06/01/20	3,225	3,257,250
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%		02/01/20	9,675	9,312,187
Tenet Healthcare Corp., Sr. Unsec’d. Notes(c)	6.750%		06/15/23	9,700	8,560,250
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%		04/01/22	20,180	19,039,830

					191,358,747

Home Builders — 3.9%
Beazer Homes USA, Inc., Gtd. Notes	5.750%		06/15/19	7,250	7,503,750
Beazer Homes USA, Inc., Gtd. Notes	7.250%	(a)	02/01/23	4,475	4,542,125
Beazer Homes USA, Inc., Gtd. Notes	7.500%		09/15/21	10,719	10,986,975
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500%		12/15/20	400	409,000
Brookfield Residential Properties, Inc. (Canada), Sr. Unsec’d. Notes, 144A(c)	6.375%		05/15/25	4,075	4,064,812
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22	6,600	6,633,000
CalAtlantic Group, Inc., Gtd. Notes	5.375%		10/01/22	2,900	2,958,000
CalAtlantic Group, Inc., Gtd. Notes	5.875%		11/15/24	1,500	1,522,500
CalAtlantic Group, Inc., Gtd. Notes	6.250%		12/15/21	6,000	6,465,000
CalAtlantic Group, Inc., Gtd. Notes(c)	8.375%		01/15/21	3,125	3,640,625
D.R. Horton, Inc., Gtd. Notes	4.750%		02/15/23	2,303	2,360,575
KB Home, Gtd. Notes	7.000%		12/15/21	2,725	2,874,875
KB Home, Gtd. Notes	7.500%		09/15/22	2,825	2,980,375
KB Home, Gtd. Notes	7.625%		05/15/23	6,050	6,337,375
Lennar Corp., Gtd. Notes	4.750%		05/30/25	7,875	7,678,125
Lennar Corp., Gtd. Notes	4.875%		12/15/23	2,420	2,395,800
M/I Homes, Inc., Gtd. Notes	6.750%		01/15/21	3,475	3,622,688
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A(d)	6.875%		12/15/23	3,625	3,670,313
Meritage Homes Corp., Gtd. Notes	6.000%		06/01/25	3,600	3,645,000
PulteGroup, Inc., Gtd. Notes	5.000%		01/15/27	6,050	5,747,500
PulteGroup, Inc., Gtd. Notes	5.500%		03/01/26	7,925	7,865,562
Shea Homes LP/Shea Homes Funding Corp., Sr. Unsec’d. Notes, 144A	5.875%		04/01/23	1,300	1,267,500
Shea Homes LP/Shea Homes Funding Corp., Sr. Unsec’d. Notes, 144A	6.125%		04/01/25	4,200	4,063,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%		04/15/21	1,000	1,025,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.625%		03/01/24	3,163	3,194,630
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.875%		04/15/23	10,312	10,466,680
WCI Communities, Inc., Gtd. Notes	6.875%		08/15/21	6,645	6,993,862
William Lyon Homes, Inc., Gtd. Notes	7.000%		08/15/22	12,875	13,325,625

					138,240,772

Household Products/Wares — 0.2%
ACCO Brands Corp., Gtd. Notes, 144A	5.250%		12/15/24	4,625	4,656,820
Spectrum Brands, Inc., Gtd. Notes	5.750%		07/15/25	3,375	3,501,563

					8,158,383

SEE NOTES TO FINANCIAL STATEMENTS.

A133

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Housewares — 0.1%
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A	6.000%		10/15/23	1,900	$2,009,250

Internet
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.375%		05/15/25	1,650	1,724,250

Iron/Steel — 0.8%
Ak Steel Corp., Sr. Sec’d. Notes(c)	7.500%		07/15/23	7,080	7,858,800
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	10.850%	(a)	06/01/19	7,000	8,190,000
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A(d)	6.375%		05/01/22	12,750	12,718,125

					28,766,925

Leisure Time — 0.6%
Carlson Travel, Inc., Sr. Sec’d. Notes, 144A	6.750%		12/15/23	2,175	2,262,000
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A(d)	6.875%		06/15/19	2,525	2,611,810
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250%		03/15/18	2,425	2,570,500
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A(d)	6.250%		05/15/25	6,125	5,696,250
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A(d)	8.500%		10/15/22	6,825	7,080,937

					20,221,497

Lodging — 2.4%
Boyd Gaming Corp., Gtd. Notes(c)	6.875%		05/15/23	20,700	22,252,500
Boyd Gaming Corp., Gtd. Notes, 144A	6.375%		04/01/26	650	700,050
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500%		12/01/21	13,750	14,609,375
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., Gtd. Notes, 144A	6.125%		12/01/24	1,225	1,272,469
Interval Acquisition Corp., Gtd. Notes	5.625%		04/15/23	5,875	5,992,500
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250%		11/15/22	4,900	4,985,750
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750%		11/15/21	5,100	5,163,750
MGM Resorts International, Gtd. Notes	6.625%		12/15/21	11,965	13,370,887
MGM Resorts International, Gtd. Notes(c)	6.750%		10/01/20	1,755	1,952,438
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A(d)	6.375%		06/01/21	16,100	16,059,750

					86,359,469

Machinery-Construction & Mining — 0.3%
Terex Corp., Gtd. Notes	6.000%		05/15/21	5,364	5,484,690
Terex Corp., Gtd. Notes	6.500%		04/01/20	1,125	1,147,500
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A	9.750%		02/01/19	8,331	5,914,681

					12,546,871

Machinery-Diversified — 0.7%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500%		06/15/23	4,400	4,554,000
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	4,150	4,362,687
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A(d)	8.750%		12/15/19	2,675	2,785,344
Cloud Crane LLC, Sec’d. Notes, 144A(d)	10.125%		08/01/24	7,525	8,051,750
CNH Industrial Capital LLC, Gtd. Notes	3.625%		04/15/18	2,950	2,986,875
Manitowoc Foodservice, Inc., Sr. Unsec’d. Notes	9.500%		02/15/24	2,875	3,313,438

					26,054,094

Media — 7.6%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.500%		05/15/26	2,875	2,990,000
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A(c)	5.375%		07/15/23	7,925	8,222,187
Belo Corp., Sr. Unsec’d. Notes	7.750%		06/01/27	2,000	2,140,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	16,475	17,134,000
CBS Radio, Inc., Gtd. Notes, 144A(c)	7.250%		11/01/24	2,100	2,205,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.125%		05/01/23	4,350	4,480,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A(c)	5.875%		05/01/27	24,000	24,900,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250%		09/30/22	635	657,225
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A(c)	5.750%		02/15/26	3,200	3,312,000

SEE NOTES TO FINANCIAL STATEMENTS.

A134

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Sec’d. Notes, 144A	7.750%	07/15/25	25,675	$28,242,500
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	17,434	17,739,095
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	13,142	13,371,985
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%	09/15/20	3,800	3,914,000
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	6.500%	11/15/22	2,970	2,970,000
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	7.625%	03/15/20	2,700	2,592,000
Clear Channel Worldwide Holdings, Inc., Series B, Gtd. Notes	7.625%	03/15/20	5,100	5,096,787
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875%	02/15/18	850	896,750
DISH DBS Corp., Gtd. Notes	5.875%	07/15/22	2,125	2,236,563
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24	4,000	4,116,000
DISH DBS Corp., Gtd. Notes	7.750%	07/01/26	20,545	23,164,487
Gray Television, Inc., Gtd. Notes, 144A	5.875%	07/15/26	8,900	8,833,250
LIN Television Corp., Gtd. Notes	6.375%	01/15/21	2,000	2,065,000
Mediacom Broadband LLC/Mediacom Broadband Corp., Gtd. Notes	5.500%	04/15/21	7,500	7,668,750
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.875%	08/15/23	4,950	5,271,750
Nexstar Escrow Corp., Gtd. Notes, 144A(c)	5.625%	08/01/24	4,000	3,970,000
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%	01/15/23	11,408	11,835,800
SFR Group SA (France), Sr. Sec’d. Notes, 144A	7.375%	05/01/26	28,829	29,549,725
Sinclair Television Group, Inc., Gtd. Notes	5.375%	04/01/21	2,025	2,085,750
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.625%	08/01/24	2,000	2,045,000
Sinclair Television Group, Inc., Sr. Unsec’d. Notes, 144A	5.875%	03/15/26	1,950	1,954,875
Time, Inc., Gtd. Notes, 144A	5.750%	04/15/22	5,815	6,018,525
Tribune Media Co., Gtd. Notes	5.875%	07/15/22	7,125	7,240,781
Unitymedia GmbH (Germany), Sr. Sec’d. Notes, 144A	6.125%	01/15/25	3,575	3,673,313
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(d)	5.125%	02/15/25	4,600	4,398,750
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375%	01/15/25	3,530	3,556,475
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	6.000%	01/15/27	2,000	1,940,000

				272,488,823

Metal Fabricate & Hardware — 0.6%
Grinding Media, Inc./MC Grinding Media Canada, Inc., Sr. Sec’d. Notes, 144A	7.375%	12/15/23	2,925	3,073,005
Novelis Corp., Gtd. Notes, 144A	5.875%	09/30/26	5,750	5,807,500
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875%	06/15/23	10,355	11,597,600

				20,478,105

Metals — 0.4%
Teck Resources Ltd. (Canada), Gtd. Notes	3.000%	03/01/19	2,710	2,710,000
Teck Resources Ltd. (Canada), Gtd. Notes	6.250%	07/15/41	10,350	9,974,088

				12,684,088

Mining — 4.0%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%	04/01/20	1,400	1,456,000
Alcoa Nederland Holding BV, Gtd. Notes, 144A(c)	6.750%	09/30/24	3,275	3,553,375
Alcoa Nederland Holding BV, Gtd. Notes, 144A	7.000%	09/30/26	3,175	3,476,625
Alcoa, Inc., Sr. Unsec’d. Notes(c)	5.125%	10/01/24	6,150	6,303,750
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125%	12/15/20	6,986	7,090,790
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.000%	02/15/21	2,491	2,477,549
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.250%	05/15/22	850	837,250
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	9.750%	03/01/22	5,830	6,763,208
Freeport-McMoRan, Inc., Gtd. Notes(c)	3.550%	03/01/22	7,835	7,286,550
Freeport-McMoRan, Inc., Gtd. Notes(c)	3.875%	03/15/23	19,095	17,519,662
Freeport-McMoRan, Inc., Gtd. Notes(c)	4.550%	11/14/24	850	796,875
Freeport-McMoRan, Inc., Gtd. Notes, 144A	6.625%	05/01/21	5,513	5,609,478
Hudbay Minerals, Inc. (Canada), Gtd. Notes, 144A	7.625%	01/15/25	3,550	3,689,799
International Wire Group, Inc., Sr. Sec’d. Notes, 144A(d)	10.750%	08/01/21	7,475	7,026,500

SEE NOTES TO FINANCIAL STATEMENTS.

A135

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining (continued)
Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes, 144A	11.000%		05/15/22	3,850	$4,235,000
Kaiser Aluminum Corp., Gtd. Notes	5.875%		05/15/24	2,700	2,794,500
Kinross Gold Corp. (Canada), Gtd. Notes	5.950%		03/15/24	5,650	5,720,625
Kinross Gold Corp. (Canada), Gtd. Notes	6.875%		09/01/41	725	669,719
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500%		11/01/20	5,650	6,010,187
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(c)	7.875%		11/01/22	5,499	5,980,163
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A(c)	6.250%		11/15/22	18,267	18,723,675
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes(c)	4.750%		01/15/22	25,409	25,472,522

					143,493,802

Miscellaneous Manufacturing — 1.2%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.750%		03/15/22	1,600	1,504,000
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.000%		10/15/22	2,500	2,350,000
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.125%		01/15/23	2,200	2,097,480
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.750%		03/15/20	517	544,143
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.750%		12/01/21	16,500	17,510,625
EnPro Industries, Inc., Gtd. Notes	5.875%		09/15/22	4,475	4,598,062
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A(c)(d)	6.000%		07/15/22	6,875	6,723,750
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	8,412	8,527,665

					43,855,725

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%		12/01/24	8,184	8,368,140

Oil & Gas — 6.4%
Alta Mesa Holdings LP/Alta Mesa Finance Sevices Corp., Sr. Unsec’d. Notes, 144A	7.875%		12/15/24	3,450	3,570,750
Antero Resources Corp., Gtd. Notes	5.375%		11/01/21	3,525	3,604,313
Antero Resources Corp., Gtd. Notes(c)	5.625%		06/01/23	4,330	4,432,838
Bonanza Creek Energy, Inc., Gtd. Notes(f)	5.750%	(a)	02/01/23	2,300	1,679,000
Bonanza Creek Energy, Inc., Gtd. Notes(f)	6.750%	(a)	04/15/21	6,900	5,140,500
California Resources Corp., Gtd. Notes	5.500%		09/15/21	76	59,660
California Resources Corp., Gtd. Notes	6.000%		11/15/24	1,257	917,610
California Resources Corp., Sec’d. Notes, 144A	8.000%		12/15/22	13,893	12,364,770
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750%		02/15/20	9,750	10,456,875
Concho Resources, Inc., Gtd. Notes	5.500%		04/01/23	4,700	4,870,610
Diamondback Energy, Inc., Gtd. Notes, 144A	5.375%		05/31/25	4,575	4,601,077
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	7.000%		08/15/21	6,450	6,708,000
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%		09/15/23	7,630	8,145,025
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes, 144A	8.000%		11/29/24	2,650	2,847,955
Halcon Resources Corp., Sec’d. Notes, 144A(c)(d)	8.625%		02/01/20	8,350	8,684,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A(d)	5.750%		10/01/25	9,275	9,390,937
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375%		01/30/23	725	645,250
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500%		03/15/21	15,245	14,101,625
Murphy Oil Corp., Sr. Unsec’d. Notes(c)	6.875%		08/15/24	1,925	2,050,125
Murphy Oil USA, Inc., Gtd. Notes	6.000%		08/15/23	2,000	2,085,000
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%		01/01/26	5,975	6,092,110
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%		01/30/22	1,875	1,975,781
Noble Holding International Ltd. (United Kingdom), Gtd. Notes(c)	7.750%		01/15/24	4,750	4,467,850
Parker Drilling Co., Gtd. Notes	7.500%		08/01/20	1,975	1,777,500
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%		05/23/21	5,000	5,387,500
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%		11/15/20	1,495	1,517,196
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	7.750%		12/15/23	3,875	4,088,125
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%		05/01/23	2,975	2,982,438
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%		10/01/22	2,300	2,305,750
Range Resources Corp., Gtd. Notes, 144A	5.000%		08/15/22	3,175	3,155,156
Range Resources Corp., Gtd. Notes, 144A	5.000%		03/15/23	1,478	1,463,220
Range Resources Corp., Gtd. Notes, 144A	5.875%		07/01/22	15,637	16,262,480
Rice Energy, Inc., Gtd. Notes	6.250%		05/01/22	1,175	1,207,313

SEE NOTES TO FINANCIAL STATEMENTS.

A136

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Rice Energy, Inc., Gtd. Notes(c)	7.250%		05/01/23	5,775	$6,121,500
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes(b)(d)(f)	6.500%		07/15/22	1,975	20
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	5.500%		08/01/20	3,900	3,978,000
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.375%		04/01/23	9,600	9,720,000
Tesoro Corp., Gtd. Notes, 144A	4.750%		12/15/23	4,425	4,455,422
Tesoro Corp., Gtd. Notes, 144A	5.125%		12/15/26	7,525	7,610,785
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%		11/01/20	6,900	6,572,250
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500%		02/15/23	6,475	6,993,000
Western Refining, Inc., Gtd. Notes	6.250%		04/01/21	5,733	5,947,987
Whiting Petroleum Corp., Gtd. Notes(c)	5.750%		03/15/21	2,000	1,991,680
Whiting Petroleum Corp., Gtd. Notes(c)	6.250%		04/01/23	575	575,000
WPX Energy, Inc., Sr. Unsec’d. Notes(c)	6.000%		01/15/22	5,043	5,169,075
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500%		08/01/20	3,100	3,332,500
WPX Energy, Inc., Sr. Unsec’d. Notes(c)	8.250%		08/01/23	4,800	5,364,000

					226,869,558

Oil & Gas Services — 0.2%
CGG SA (France), Gtd. Notes	6.500%		06/01/21	2,125	977,500
CGG SA (France), Gtd. Notes	6.875%		01/15/22	1,355	623,300
PHI, Inc., Gtd. Notes	5.250%		03/15/19	3,525	3,313,500
SESI LLC, Gtd. Notes	6.375%		05/01/19	1,150	1,150,000

					6,064,300

Packaging & Containers — 2.1%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%		04/15/19	2,986	3,045,720
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A	7.125%		09/15/23	7,000	6,912,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.000%		06/30/21	1,725	1,755,187
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250%		01/31/19	2,875	2,921,719
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.750%		01/31/21	1,360	1,400,800
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	7.250%		05/15/24	14,175	14,936,906
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A	7.875%		11/01/19	8,900	8,833,250
Greif, Inc., Sr. Unsec’d. Notes	6.750%		02/01/17	370	370,925
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.875%		08/15/23	1,075	1,120,688
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375%		08/15/25	1,275	1,345,125
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500%		08/15/19	6,535	5,652,775
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A(c)(d)	6.500%		10/01/21	11,590	12,111,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes, 144A	7.000%		07/15/24	6,600	7,016,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	6.875%	(a)	02/15/21	1,021	1,050,417
Sealed Air Corp., Gtd. Notes, 144A	4.875%		12/01/22	3,200	3,288,000
Sealed Air Corp., Gtd. Notes, 144A	5.250%		04/01/23	3,025	3,138,437

					74,900,624

Pharmaceuticals — 2.1%
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000%		05/15/19	1,555	1,568,405
Endo Finance LLC, Gtd. Notes, 144A	5.750%		01/15/22	9,350	8,251,375
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375%	(a)	01/15/23	3,650	3,093,375
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	7.250%	(a)	01/15/22	1,375	1,265,000
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A	6.000%		07/15/23	700	613,375
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A	6.500%	(a)	02/01/25	7,950	6,658,125
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250%		04/01/22	4,375	4,528,125
Horizon Pharma, Inc., Gtd. Notes(c)	6.625%		05/01/23	6,005	5,719,762
Horizon Pharma, Inc./Horizon Pharma USA, Inc., Gtd. Notes, 144A(c)	8.750%		11/01/24	3,500	3,543,750
NBTY, Inc., Sr. Unsec’d. Notes, 144A(c)(d)	7.625%		05/15/21	5,275	5,459,625

SEE NOTES TO FINANCIAL STATEMENTS.

A137

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375%		03/15/20	1,275	$1,077,375
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.500%		03/01/23	5,925	4,443,750
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%		12/01/21	2,920	2,263,000
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.875%		05/15/23	3,075	2,321,625
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(c)	6.125%		04/15/25	15,195	11,415,244
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%		07/15/21	4,325	3,665,437
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375%		03/01/24	8,300	9,399,750

					75,287,098

Pipelines — 1.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A	5.375%		09/15/24	2,750	2,777,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes(c)	6.000%		12/15/20	1,950	1,998,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.250%	(a)	04/01/23	1,275	1,300,500
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500%		10/15/20	4,300	4,794,500
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000%		05/15/23	7,725	7,860,187
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.750%		08/01/22	5,425	5,636,575
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%		04/15/23	3,275	3,381,437
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A(d)	5.625%		04/15/20	5,375	5,657,187
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A(d)	6.000%		01/15/19	5,522	5,798,100
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes	5.625%		11/15/23	1,350	1,316,250
Selectica, Inc. (Escrow Shares)(b)(d)(f)	—%	(a)(g)	12/31/49	1,350	14
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500%		09/15/24	6,400	6,352,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes(c)	6.750%		03/15/24	4,950	5,308,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	5.125%		02/01/25	2,675	2,654,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	5.375%		02/01/27	2,675	2,648,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.875%		10/01/20	2,847	2,935,969
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes(c)	6.125%		10/15/21	3,025	3,176,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.250%		10/15/22	2,500	2,650,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.375%		05/01/24	2,950	3,156,500

					69,403,782

Real Estate — 0.6%
CBRE Services, Inc., Gtd. Notes	5.000%		03/15/23	1,200	1,237,908
Crescent Communities LLC, Sr. Sec’d. Notes, 144A	8.875%		10/15/21	3,325	3,349,938
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A(d)	8.250%		12/01/22	8,225	8,903,562
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A(c)	4.875%		06/01/23	7,700	7,430,500

					20,921,908

Real Estate Investment Trusts (REITs) — 1.8%
Communications Sales & Leasing, Inc./CSL Capital LLC, Gtd. Notes, 144A	7.125%		12/15/24	2,700	2,727,000
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%		11/15/22	4,697	4,943,593
DuPont Fabros Technology LP, Gtd. Notes	5.875%		09/15/21	4,125	4,315,781
Equinix, Inc., Sr. Unsec’d. Notes	5.875%		01/15/26	4,715	4,962,537
Felcor Lodging LP, Gtd. Notes	6.000%		06/01/25	4,045	4,206,800
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc., Gtd. Notes, 144A	5.625%		05/01/24	4,975	5,211,312
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	4.500%		09/01/26	5,625	5,400,000
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375%		02/15/22	1,000	1,036,250
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.250%		08/01/26	4,200	4,116,000
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500%		05/01/24	3,275	3,307,750
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375%		03/01/24	4,100	4,289,625

SEE NOTES TO FINANCIAL STATEMENTS.

A138

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%		04/15/21	2,800	$2,842,000
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%		04/15/23	5,278	5,330,780
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%		06/01/23	4,300	4,289,250
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%		02/01/21	1,950	2,003,625
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%		12/15/21	5,875	6,574,936

					65,557,239

Retail — 4.8%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	7.000%		05/20/22	2,104	2,214,460
BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000%		04/01/22	3,875	4,049,375
Brinker International, Inc., Sr. Unsec’d. Notes, 144A	5.000%		10/01/24	3,550	3,541,125
Caleres, Inc., Gtd. Notes	6.250%		08/15/23	5,250	5,512,500
CEC Entertainment, Inc., Gtd. Notes	8.000%		02/15/22	10,420	10,628,400
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%		03/15/20	2,400	1,128,000
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000%		03/15/19	8,800	4,444,000
CST Brands, Inc., Gtd. Notes	5.000%		05/01/23	3,400	3,510,500
Dollar Tree, Inc., Sr. Unsec’d. Notes	5.750%		03/01/23	7,500	7,941,150
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes	6.750%	(a)	06/15/23	3,075	3,021,188
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%		05/01/21	2,025	2,014,875
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.750%		01/15/22	6,345	6,265,687
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625%		06/15/20	59	58,115
Hot Topic, Inc., Sr. Sec’d. Notes, 144A(d)	9.250%		06/15/21	5,600	5,894,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.250%		06/01/26	5,350	5,430,250
L Brands, Inc., Gtd. Notes	5.625%		02/15/22	5,685	6,068,737
L Brands, Inc., Gtd. Notes	6.750%		07/01/36	5,825	5,897,813
L Brands, Inc., Gtd. Notes	6.875%		11/01/35	1,075	1,096,500
Landry’s, Inc., Sr. Unsec’d. Notes, 144A(d)	6.750%		10/15/24	10,575	10,733,625
Men’s Wearhouse, Inc. (The), Gtd. Notes	7.000%		07/01/22	6,700	6,566,000
Neiman Marcus Group Ltd., LLC, Gtd. Notes, 144A(c)	8.000%		10/15/21	28,169	20,915,482
PetSmart, Inc., Sr. Unsec’d. Notes, 144A(c)	7.125%		03/15/23	16,795	17,130,900
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250%		06/30/20	7,526	7,356,665
Rite Aid Corp., Gtd. Notes, 144A	6.125%		04/01/23	13,450	14,458,750
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%		12/01/25	3,025	3,146,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500%		06/01/24	5,700	5,771,250
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A(d)	8.000%		06/15/22	5,750	4,945,000

					169,740,347

Semiconductors — 1.3%
Micron Technology, Inc., Sr. Sec’d. Notes, 144A	7.500%		09/15/23	5,600	6,202,000
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%		02/01/25	3,175	3,159,125
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%		08/01/23	12,100	12,145,375
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.625%		01/15/26	11,200	11,102,000
Sensata Technologies BV, Gtd. Notes, 144A	4.875%		10/15/23	6,075	6,211,687
Sensata Technologies BV, Gtd. Notes, 144A	5.000%		10/01/25	1,925	1,886,500
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A	6.250%		02/15/26	5,935	6,202,075

					46,908,762

Software — 5.5%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%		07/15/21	43,535	40,678,016
BMC Software, Inc., Sr. Unsec’d. Notes	7.250%		06/01/18	4,590	4,612,950
Boxer Parent Co., Sr. Unsec’d. Notes, PIK, 144A	9.000%		10/15/19	14,520	13,612,500
Donnelley Financial Solutions, Inc., Sr. Unsec’d. Notes, 144A	8.250%		10/15/24	955	971,713
First Data Corp., Gtd. Notes, 144A	7.000%		12/01/23	46,905	49,953,825
First Data Corp., Sec’d. Notes, 144A	5.750%		01/15/24	7,825	8,074,461
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greenden US Holdings, Inc., Gtd. Notes, 144A	10.000%		11/30/24	7,350	7,809,375

SEE NOTES TO FINANCIAL STATEMENTS.

A139

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Software (continued)
Inception Merger Sub, Inc./Rackspace Hosting, Inc., Sr. Unsec’d. Notes, 144A(c)	8.625%	11/15/24	8,050	$8,520,522
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A(d)	7.125%	05/01/21	19,154	19,728,620
Infor US, Inc., Gtd. Notes(d)	6.500%	05/15/22	13,675	14,256,187
Informatica LLC, Sr. Unsec’d. Notes, 144A(c)	7.125%	07/15/23	11,200	10,696,000
JDA Escrow/JDA Bond Finance, Inc., Sr. Sec’d. Notes, 144A	7.375%	10/15/24	3,450	3,579,375
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20	4,976	5,119,060
Nuance Communications, Inc., Gtd. Notes, 144A	6.000%	07/01/24	9,000	9,292,500

				196,905,104

Telecommunications — 5.3%
Aegis Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	10.250%	02/15/23	5,300	5,856,500
Avaya, Inc., Sec’d. Notes, 144A (original cost $9,388,156; purchased 03/07/13-01/29/16)(d)(e)	10.500%	03/01/21	13,665	5,875,950
CenturyLink, Inc., Series G, Sr. Unsec’d. Notes	6.875%	01/15/28	4,000	3,620,000
CenturyLink, Inc., Series Q, Sr. Unsec’d. Notes	6.150%	09/15/19	970	1,037,900
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A	6.000%	06/15/25	8,550	9,063,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	7.125%	04/01/22	600	465,444
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	8,925	7,657,382
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750%	03/01/23	5,500	4,958,965
Frontier Communications Corp., Sr. Unsec’d. Notes(c)	6.250%	09/15/21	1,525	1,444,938
Frontier Communications Corp., Sr. Unsec’d. Notes	11.000%	09/15/25	16,360	16,891,700
GTT Escrow Corp., Gtd. Notes, 144A	7.875%	12/31/24	3,425	3,571,248
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500%	08/01/23	12,000	8,085,600
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20	5,700	4,417,500
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	7.750%	06/01/21	4,005	1,311,638
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	8.125%	06/01/23	11,765	3,676,563
Level 3 Financing, Inc., Gtd. Notes	5.375%	05/01/25	3,000	3,060,000
Level 3 Financing, Inc., Gtd. Notes, 144A	5.250%	03/15/26	7,770	7,692,300
Northwestern Bell Telephone, Sr. Unsec’d. Notes	7.750%	05/01/30	750	821,702
Sprint Capital Corp., Gtd. Notes(c)	6.875%	11/15/28	19,450	19,206,875
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19	4,965	5,256,694
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32	2,300	2,530,000
Sprint Communications, Inc., Gtd. Notes, 144A(d)	9.000%	11/15/18	2,656	2,928,240
Sprint Corp., Gtd. Notes(d)	7.125%	06/15/24	9,875	10,171,250
Sprint Corp., Gtd. Notes(c)(d)	7.625%	02/15/25	10,885	11,442,856
Sprint Corp., Gtd. Notes(d)	7.875%	09/15/23	2,000	2,135,000
T-Mobile USA, Inc., Gtd. Notes	6.375%	03/01/25	5,350	5,717,812
T-mobile USA, Inc., Gtd. Notes(c)	6.500%	01/15/26	6,425	6,947,031
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21	5,650	5,897,187
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303%	05/30/24	4,525	4,423,187
West Corp., Gtd. Notes, 144A	5.375%	07/15/22	5,450	5,266,062
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375%	04/23/21	15,275	15,886,000
Windstream Services LLC, Gtd. Notes(c)	6.375%	08/01/23	1,675	1,494,938

				188,811,462

Textiles — 0.6%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250%	06/01/21	19,432	20,112,120

Transportation — 0.6%
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%	04/01/20	3,622	2,589,730
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375%	01/15/22	5,850	3,510,000
OPE KAG Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.875%	07/31/23	1,475	1,489,750
XPO Logistics, Inc., Gtd. Notes, 144A	6.125%	09/01/23	5,075	5,303,375
XPO Logistics, Inc., Gtd. Notes, 144A(c)	6.500%	06/15/22	8,850	9,292,500

				22,185,355

TOTAL CORPORATE BONDS (cost $3,361,961,612)				3,380,789,516

SEE NOTES TO FINANCIAL STATEMENTS.

A140

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS	Shares	Value (Note 2)
Oil & Gas
Seventy Seven Energy, Inc.*(c)	3,138	$141,210

Oil, Gas & Consumable Fuels
Pacific Exploration and Production Corp. (Colombia)*(b)	20,062	816,423
Pacific Exploration and Production Corp. (Colombia)	7,852	343,461

		1,159,884

Telecommunications
Netia SA (Poland)*(d)	227,114	249,517

TOTAL COMMON STOCKS (cost $1,163,438)		1,550,611

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Goldman Sachs Group, Inc. (The), Series K*(d)	87,000	2,361,180
Building Materials & Construction
New Millennium Homes LLC*(b)(d)	3,000	156,000
Cable
Adelphia Communications Corp. (Class A Stock)*(b)(d)(f)	5,000	5
Electric — 0.1%
Dynegy, Inc. Series A*(d)	153,790	4,968,955

TOTAL PREFERRED STOCKS (cost $10,390,018)		7,486,140

	Units
WARRANTS*
Media & Entertainment
MediaNews Group, Inc., expiring 03/19/17(b)(d)	5,557	56
Oil & Gas
Seventy Seven Energy, Inc., expiring 08/01/21(b)	17,039	353,559

TOTAL WARRANTS (cost $76,676)		353,615

TOTAL LONG-TERM INVESTMENTS (cost $3,430,060,400)		3,441,184,891

SHORT-TERM INVESTMENTS — 13.8%

	Shares
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(h)	554,005	5,135,623
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(h)	62,606,194	62,606,194
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $422,560,717; includes $422,322,751 of cash collateral for securities on loan)(h)(i)	422,545,962	422,630,471

TOTAL SHORT-TERM INVESTMENTS (cost $490,422,048) (Note 4)		490,372,288

TOTAL INVESTMENTS — 110.2% (cost $3,920,482,448)		3,931,557,179
LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (10.2)%		(364,000,226)

NET ASSETS — 100.0%		$3,567,556,953

See the Glossary for abbreviations used in the annual report:

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $6,683,117 and 0.2% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $413,580,418; cash collateral of $422,322,751 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(d)	Indicates a security or securities that have been deemed illiquid. (unaudited)

(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $48,507,920. The aggregate value of $34,814,335 is approximately 1.0% of net assets.

(f)	Represents issuer in default on interest payments. Non-income producing security. Such security may be post maturity.

(g)	Interest rate not available as of December 31, 2016.

(h)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(i)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
438	2 Year U.S. Treasury Notes	Mar. 2017	$94,933,669	$94,909,125	$(24,544)
717	5 Year U.S. Treasury Notes	Mar. 2017	84,825,579	84,365,133	(460,446)
9	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	1,205,733	1,206,563	830
190	20 Year U.S. Treasury Bonds	Mar. 2017	28,783,401	28,624,687	(158,714)
90	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	14,480,974	14,422,500	(58,474)

					(701,348)

Short Position:
169	10 Year U.S. Treasury Notes	Mar. 2017	20,844,813	21,003,531	(158,718)

					$(860,066)

Cash of $2,075,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Security
Collateralized Loan Obligation	$—	$112,544	$—
Bank Loans	—	44,862,782	5,355,215
Collateralized Mortgage Obligations	—	674,468	—
Corporate Bonds	—	3,380,787,657	1,859
Common Stocks	484,671	249,517	816,423
Preferred Stocks	7,330,135	—	156,005
Warrants	—	—	353,615
Affiliated Mutual Funds	490,372,288	—	—
Other Financial Instruments*
Futures Contracts	(860,066)	—	—

Total	$497,327,028	$3,426,686,968	$6,683,117

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 11.8% of collateral for securities on loan)	13.8%
Media	7.6
Oil & Gas	6.4
Software	5.5
Healthcare-Services	5.4
Telecommunications	5.3
Electric	5.2
Retail	4.8
Chemicals	4.2
Entertainment	4.2
Mining	4.0
Home Builders	3.9
Food	3.0
Commercial Services	2.8
Lodging	2.4
Diversified Financial Services	2.3
Pharmaceuticals	2.1
Packaging & Containers	2.1
Auto Parts & Equipment	2.0
Building Materials	2.0
Pipelines	1.9
Real Estate Investment Trusts (REITs)	1.8
Computers	1.4
Semiconductors	1.3
Miscellaneous Manufacturing	1.2
Distribution/Wholesale	1.2
Healthcare-Products	1.0
Iron/Steel	0.8
Machinery-Diversified	0.7
Technology	0.7
Transportation	0.6

Real Estate	0.6%
Banks	0.6
Metal Fabricate & Hardware	0.6
Leisure Time	0.6
Aerospace & Defense	0.6
Textiles	0.6
Coal	0.5
Environmental Control	0.5
Gas	0.4
Metals	0.4
Machinery-Construction & Mining	0.3
Engineering & Construction	0.3
Advertising	0.3
Electrical Components & Equipment	0.3
Office & Business Equipment	0.2
Household Products/Wares	0.2
Gaming	0.2
Beverages	0.2
Auto Manufacturers	0.2
Oil & Gas Services	0.2
Biotechnology	0.2
Forest Products & Paper	0.1
Hand/Machine Tools	0.1
Capital Goods	0.1
Retailers	0.1
Cable	0.1
Housewares	0.1

110.2
Liabilities in excess of other assets	(10.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$353,615		—	$—
Interest rate contracts	Due from/to broker— variation margin futures	830	*	Due from/to broker— variation margin futures	860,896	*

Total		$354,445			$860,896

*	Includes cumulative appreciation (depreciation) as reported in schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$406,952	$406,952
Interest rate contracts	(575,078)	—	(575,078)

	$(575,078)	$406,952	$(168,126)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*	Futures	Swaps	Total
Credit contracts	$—	$—	$(26,363)	$(26,363)
Equity contracts	276,883	—	—	276,883
Interest rate contracts	—	(860,066)	—	(860,066)

	$276,883	$(860,066)	$(26,363)	$(609,546)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Credit Default Swap Agreements— Sell Protection(2)
$151,321,343	$32,317,219	$630,000

(1)	Value at Trade Date.
(2)	Notional Amount in USD.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$413,580,418	$(413,580,418)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $413,580,418:
Unaffiliated investments (cost $3,430,060,400)	$3,441,184,891
Affiliated investments (cost $490,422,048)	490,372,288
Cash	212,782
Foreign currency, at value (cost $97,916)	83,557
Deposit with broker for futures	2,075,000
Dividends receivable	61,897,641
Due from broker—variation margin futures	274,311
Receivable for Series shares sold	21,900
Tax reclaim receivable	2,171
Prepaid expenses	27,795

Total Assets	3,996,152,336

LIABILITIES
Payable to broker for collateral for securities on loan	422,322,751
Payable for investments purchased	4,059,894
Management fee payable	1,646,937
Accrued expenses and other liabilities	295,666
Payable for Series shares repurchased	268,355
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	800

Total Liabilities	428,595,383

NET ASSETS	$3,567,556,953

Net assets were comprised of:
Paid-in capital	$3,803,778,825
Retained earnings	(236,221,872)

Net assets, December 31, 2016	$3,567,556,953

Net asset value and redemption price per share $3,567,556,953 / 699,724,309 outstanding shares of beneficial interest	$5.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$237,973,442
Income from securities lending, net (including affiliated income of $1,834,579)	2,088,439
Unaffiliated dividend income (net of foreign withholding taxes of $3,469)	852,826
Affiliated dividend income	450,172

Total income	241,364,879

EXPENSES
Management fee	18,492,677
Custodian and accounting fees (net of $20,700 fee credit)	348,000
Shareholders’ reports	100,000
Audit fee	50,000
Insurance expenses	40,000
Trustees’ fees	39,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	11,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	11,189

Total expenses	19,110,866

NET INVESTMENT INCOME (LOSS)	222,254,013

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(94))	(40,593,472)
Futures transactions	(575,078)
Swap agreement transactions	406,952
Foreign currency transactions	(652)

(40,762,250)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $69,606)	326,756,068
Futures	(860,066)
Swap agreements	(26,363)
Foreign currencies	(4,350)

325,865,289

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	285,103,039

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$507,357,052

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$222,254,013	$201,828,528
Net realized gain (loss) on investment and foreign currency transactions	(40,762,250)	(17,177,716)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	325,865,289	(263,876,933)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	507,357,052	(79,226,121)

DISTRIBUTIONS	(218,287,352)	(201,981,815)

SERIES SHARE TRANSACTIONS
Series shares sold [2,235,355 and 21,095,889 shares, respectively]	11,000,750	98,454,265
Series shares issued in reinvestment of distributions [44,268,672 and 40,626,321 shares, respectively]	218,287,352	201,981,815
Series shares repurchased [22,509,585 and 20,909,304 shares, respectively]	(110,277,067)	(105,614,580)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	119,011,035	194,821,500

CAPITAL CONTRIBUTIONS (Note 4)	1,218	—

TOTAL INCREASE (DECREASE)	408,081,953	(86,386,436)
NET ASSETS:
Beginning of year	3,159,475,000	3,245,861,436

End of year	$3,567,556,953	$3,159,475,000

SEE NOTES TO FINANCIAL STATEMENTS.

A145

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 99.8%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 1.8%
Boeing Co. (The)	181,975	$28,329,868

Air Freight & Logistics — 1.4%
FedEx Corp.	117,923	21,957,263

Automobiles — 0.9%
Tesla Motors, Inc.*(a)	68,983	14,740,977

Banks — 1.1%
JPMorgan Chase & Co.	201,294	17,369,659

Beverages — 1.9%
Constellation Brands, Inc. (Class A Stock)	78,824	12,084,508
Monster Beverage Corp.*	408,774	18,125,039

		30,209,547

Biotechnology — 8.0%
Alexion Pharmaceuticals, Inc.*	203,183	24,859,440
BioMarin Pharmaceutical, Inc.*	115,059	9,531,488
Celgene Corp.*	375,417	43,454,518
Regeneron Pharmaceuticals, Inc.*	54,027	19,832,771
Shire PLC, ADR	160,479	27,342,412

		125,020,629

Capital Markets — 2.9%
Goldman Sachs Group, Inc. (The)	126,430	30,273,664
S&P Global, Inc.	141,619	15,229,707

		45,503,371

Chemicals — 0.7%
Albemarle Corp.	120,479	10,370,832

Communications Equipment — 1.0%
Palo Alto Networks, Inc.*	123,525	15,446,801

Energy Equipment & Services — 1.6%
Halliburton Co.	448,515	24,260,176

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	144,958	23,209,225

Hotels, Restaurants & Leisure — 4.0%
Marriott International, Inc. (Class A Stock)	395,795	32,724,331
Starbucks Corp.	544,893	30,252,459

		62,976,790

Internet & Direct Marketing Retail — 10.2%
Amazon.com, Inc.*	118,864	89,132,548
Expedia, Inc.	67,588	7,656,369
Netflix, Inc.*	265,641	32,886,356
Priceline Group, Inc. (The)*	20,493	30,043,967

		159,719,240

Internet Software & Services — 15.3%
Alibaba Group Holding Ltd. (China), ADR*(a)	541,430	47,542,968
Alphabet, Inc. (Class A Stock)*	55,860	44,266,257
Alphabet, Inc. (Class C Stock)*	57,230	44,171,259
Facebook, Inc. (Class A Stock)*	527,801	60,723,505
Tencent Holdings Ltd. (China)	1,720,713	41,722,325

		238,426,314

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 7.5%
FleetCor Technologies, Inc.*	141,866	$20,076,876
MasterCard, Inc. (Class A Stock)	454,912	46,969,664
Visa, Inc. (Class A Stock)(a)	650,377	50,742,414

		117,788,954

Life Sciences Tools & Services — 0.7%
Illumina, Inc.*	83,525	10,694,541

Machinery — 1.0%
Parker-Hannifin Corp.	108,138	15,139,320

Media — 2.4%
Charter Communications, Inc. (Class A Stock)*	64,346	18,526,500
Time Warner, Inc.	198,489	19,160,143

		37,686,643

Oil, Gas & Consumable Fuels — 1.8%
Concho Resources, Inc.*	157,543	20,890,202
EOG Resources, Inc.	74,022	7,483,624

		28,373,826

Pharmaceuticals — 2.9%
Allergan PLC*(a)	82,660	17,359,426
Bristol-Myers Squibb Co.	485,886	28,395,178

		45,754,604

Semiconductors & Semiconductor Equipment — 5.7%
NVIDIA Corp.(a)	396,633	42,336,606
NXP Semiconductors NV (Netherlands)*	157,807	15,466,664
QUALCOMM, Inc.	469,210	30,592,492

		88,395,762

Software — 11.0%
Adobe Systems, Inc.*	337,935	34,790,408
Microsoft Corp.	873,751	54,294,887
Mobileye NV*(a)	189,268	7,214,896
Red Hat, Inc.*	268,133	18,688,870
salesforce.com, inc.*	419,738	28,735,264
Splunk, Inc.*(a)	257,439	13,168,005
Workday, Inc. (Class A Stock)*	220,773	14,590,888

		171,483,218

Specialty Retail — 7.1%
Home Depot, Inc. (The)	135,949	18,228,042
Industria de Diseno Textil SA (Spain)	1,006,130	34,274,908
O’Reilly Automotive, Inc.*(a)	102,907	28,650,338
TJX Cos., Inc. (The)	246,446	18,515,488
Ulta Salon Cosmetics & Fragrance, Inc.*	40,590	10,348,015

		110,016,791

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	636,602	73,731,244

Textiles, Apparel & Luxury Goods — 2.7%
adidas AG (Germany)	164,922	26,011,278
NIKE, Inc. (Class B Stock)	304,124	15,458,624

		41,469,902

TOTAL LONG-TERM INVESTMENTS (cost $935,365,955)		1,558,075,497

SEE NOTES TO FINANCIAL STATEMENTS.

A146

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 10.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(b)	2,406	$2,406
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $157,695,511; includes $157,584,909 of cash collateral for securities on loan)(b)(c)	157,688,316	157,719,853

TOTAL SHORT-TERM INVESTMENTS (cost $157,697,917)(Note 4)		157,722,259

TOTAL INVESTMENTS — 109.9% (cost $1,093,063,872)		1,715,797,756
Liabilities in excess of other assets — (9.9)%		(154,291,545)

NET ASSETS — 100.0%		$1,561,506,211

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $153,620,087; cash collateral of $157,584,909 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$28,329,868	$—	$—
Air Freight & Logistics	21,957,263	—	—
Automobiles	14,740,977	—	—
Banks	17,369,659	—	—
Beverages	30,209,547	—	—

	Level 1	Level 2	Level 3
Biotechnology	$125,020,629	$—	$—
Capital Markets	45,503,371	—	—
Chemicals	10,370,832	—	—
Communications Equipment	15,446,801	—	—
Energy Equipment & Services	24,260,176	—	—
Food & Staples Retailing	23,209,225	—	—
Hotels, Restaurants & Leisure	62,976,790	—	—
Internet & Direct Marketing Retail	159,719,240	—	—
Internet Software & Services	196,703,989	41,722,325	—
IT Services	117,788,954	—	—
Life Sciences Tools & Services	10,694,541	—	—
Machinery	15,139,320	—	—
Media	37,686,643	—	—
Oil, Gas & Consumable Fuels	28,373,826	—	—
Pharmaceuticals	45,754,604	—	—
Semiconductors & Semiconductor Equipment	88,395,762	—	—
Software	171,483,218	—	—
Specialty Retail	75,741,883	34,274,908	—
Technology Hardware, Storage & Peripherals	73,731,244	—	—
Textiles, Apparel & Luxury Goods	15,458,624	26,011,278	—
Affiliated Mutual Funds	157,722,259	—	—

Total	$1,613,789,245	$102,008,511	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Internet Software & Services	15.3%
Software	11.0
Internet & Direct Marketing Retail	10.2
Affiliated Mutual Funds (including 10.1% of collateral for securities on loan)	10.1
Biotechnology	8.0
IT Services	7.5
Specialty Retail	7.1
Semiconductors & Semiconductor Equipment	5.7
Technology Hardware, Storage & Peripherals	4.7
Hotels, Restaurants & Leisure	4.0
Pharmaceuticals	2.9
Capital Markets	2.9
Textiles, Apparel & Luxury Goods	2.7
Media	2.4
Beverages	1.9
Oil, Gas & Consumable Fuels	1.8
Aerospace & Defense	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

A147

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Industry table (cont.)
Energy Equipment & Services	1.6%
Food & Staples Retailing	1.5
Air Freight & Logistics	1.4
Banks	1.1
Communications Equipment	1.0
Machinery	1.0
Automobiles	0.9

Life Sciences Tools & Services	0.7%
Chemicals	0.7

109.9
Liabilities in excess of other assets	(9.9)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$153,620,087	$(153,620,087)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $153,620,087:
Unaffiliated investments (cost $935,365,955)	$1,558,075,497
Affiliated investments (cost $157,697,917)	157,722,259
Receivable for investments sold	9,209,305
Tax reclaim receivable	270,095
Dividends receivable	144,211
Receivable for Series shares sold	14,035
Prepaid expenses	11,933

Total Assets	1,725,447,335

LIABILITIES
Payable to broker for collateral for securities on loan	157,584,909
Payable for investments purchased	4,152,946
Management fee payable	800,687
Loan payable	661,000
Payable for Series shares repurchased	347,122
Payable to custodian	193,571
Accrued expenses and other liabilities	185,504
Distribution fee payable	8,794
Administration fee payable	5,379
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	232

Total Liabilities	163,941,124

NET ASSETS	$1,561,506,211

Net assets were comprised of:
Paid-in capital	$975,838,061
Retained earnings	585,668,150

Net assets, December 31, 2016	$1,561,506,211

Class I:
Net asset value and redemption price per share $1,520,302,093 / 33,684,095 outstanding shares of beneficial interest	$45.13

Class II:
Net asset value and redemption price per share $41,204,118 / 944,629 outstanding shares of beneficial interest	$43.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $343,496, of which $19,828 is reimbursable by an affiliate)	$12,008,766
Income from securities lending, net (including affiliated income of $915,004)	1,489,580
Affiliated dividend income	44,955

Total income	13,543,301

EXPENSES
Management fee	9,476,287
Distribution fee-Class II	125,606
Administration fee-Class II	75,364
Custodian and accounting fees (net of $10,300 fee credit)	214,000
Shareholders’ reports	120,000
Audit fee	29,000
Trustees’ fees	23,000
Insurance expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	10,000
Loan interest expense	2,513
Miscellaneous	10,976

Total expenses	10,128,746

NET INVESTMENT INCOME (LOSS)	3,414,555

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,345)	134,794,085
Foreign currency transactions	(7,908)

134,786,177

Net change in unrealized appreciation (depreciation) on:
Investments(including affiliated of $24,342)	(159,600,922)
Foreign currencies	16,073

(159,584,849)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(24,798,672)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,384,117)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,414,555	$2,247,157
Net realized gain (loss) on investment and foreign currency transactions	134,786,177	123,924,760
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(159,584,849)	56,058,314

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,384,117)	182,230,231

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	24,342,751	45,579,989
Series shares repurchased	(158,165,914)	(136,363,360)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(133,823,163)	(90,783,371)

CAPITAL CONTRIBUTIONS (Note 4)	1,546,157	—

TOTAL INCREASE (DECREASE)	(153,661,123)	91,446,860
NET ASSETS:
Beginning of year	1,715,167,334	1,623,720,474

End of year	$1,561,506,211	$1,715,167,334

SEE NOTES TO FINANCIAL STATEMENTS.

A149

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS	Shares	Value (Note 2)
Commodity Chemicals — 0.7%
Valvoline Inc.(a)	165,390	$3,555,885

Construction Materials — 1.5%
Vulcan Materials Co.	60,125	7,524,644

Diversified Chemicals — 3.4%
Arkema SA (France)	96,985	9,480,385
BASF SE (Germany)	82,802	7,673,820

		17,154,205

Diversified Metals & Mining — 13.8%
BHP Billiton Ltd. (Australia)	973,742	17,444,460
First Quantum Minerals Ltd. (Canada)	1,009,290	10,035,394
Glencore PLC (Switzerland)*	3,375,195	11,404,463
Lundin Mining Corp. (Canada)*	2,444,569	11,652,509
Rio Tinto PLC (United Kingdom)	330,773	12,628,328
Teck Resources Ltd. (Canada) (Class B Stock)	290,035	5,809,401

		68,974,555

Fertilizers & Agricultural Chemicals — 2.5%
Agrium, Inc. (Canada)	55,485	5,577,221
Syngenta AG (Switzerland)*	17,008	6,739,158

		12,316,379

Heavy Electrical Equipment — 1.7%
Gamesa Corp. Tecnologica SA (Spain)	207,355	4,192,253
Vestas Wind Systems A/S (Denmark)	63,270	4,097,655

		8,289,908

Integrated Oil & Gas — 10.7%
BP PLC (United Kingdom)	2,074,454	12,993,273
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	370,083	10,215,662
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	260,133	7,474,162
Suncor Energy, Inc. (Canada)	275,840	9,017,210
Total SA (France)(a)	261,766	13,426,572

		53,126,879

Metals & Mining — 1.9%
Freeport-McMoRan, Inc.*	741,725	9,783,353

Oil & Gas Equipment & Services — 15.3%
Fairmount Santrol Holdings Inc.*(a)	715,385	8,434,389
Halliburton Co.	219,714	11,884,330
RPC, Inc.(a)	188,345	3,731,114
Schlumberger Ltd.	148,191	12,440,635
U.S. Silica Holdings, Inc.	521,925	29,582,709
Weatherford International PLC*(a)	2,013,660	10,048,163

		76,121,340

Oil & Gas Exploration & Production — 40.7%
Concho Resources, Inc.*	164,412	21,801,031
Continental Resources, Inc.*(a)	368,585	18,996,871
Devon Energy Corp.	106,800	4,877,556
EOG Resources, Inc.	220,731	22,315,904
Laredo Petroleum, Inc.*	595,130	8,415,138
Parsley Energy, Inc. (Class A Stock)*	284,505	10,025,956
PDC Energy, Inc.*(a)	178,399	12,948,200

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas Exploration & Production (continued)
Pioneer Natural Resources Co.	122,441	$22,047,951
Range Resources Corp.	641,502	22,042,009
SM Energy Co.(a)	648,960	22,376,141
Southwestern Energy Co.*	1,744,970	18,880,575
Whiting Petroleum Corp.*(a)	1,491,650	17,929,633

		202,656,965

Oil & Gas Refining & Marketing — 1.8%
Valero Energy Corp.	129,592	8,853,725

Precious Metals & Minerals
Sedibelo Platinum Mines (South Africa), Private Placement (original cost $1,102,975; purchased 11/27/07)*(b)(c)(d)	129,100	—

Railroads — 1.0%
Union Pacific Corp.	48,585	5,037,293

Specialty Chemicals — 1.1%
Ecolab, Inc.	46,058	5,398,919

Steel — 3.0%
United States Steel Corp.	141,365	4,666,459
Vale SA (Brazil) ADR	1,347,875	10,270,807

		14,937,266

TOTAL LONG-TERM INVESTMENTS (cost $348,852,160)		493,731,316

SHORT-TERM INVESTMENTS — 11.8%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(e)	3,887,277	3,887,277
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $54,751,585; includes $54,687,150 of cash collateral for securities on loan)(e)(f)	54,750,982	54,761,932

TOTAL SHORT-TERM INVESTMENTS (cost $58,638,862)(Note 4)		58,649,209

TOTAL INVESTMENTS — 110.9% (cost $407,491,022)		552,380,525
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.9)%		(54,284,448)

NET ASSETS — 100.0%		$498,096,077

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement is $53,537,497; cash collateral of $54,687,150 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Indicates a security that has been deemed illiquid. (unaudited)

(c)	Indicates a restricted security; the aggregate original cost of such securities is $1,102,975. The aggregate value of, $0, is 0.0% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

(d)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(f)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Commodity Chemicals	$3,555,885	$—	$—
Construction Materials	7,524,644	—	—
Diversified Chemicals	—	17,154,205	—
Diversified Metals & Mining	27,497,304	41,477,251	—
Fertilizers & Agricultural Chemicals	5,577,221	6,739,158	—
Heavy Electrical Equipment	—	8,289,908	—
Integrated Oil & Gas	9,017,210	44,109,669	—
Metals & Mining	9,783,353	—	—
Oil & Gas Equipment & Services	76,121,340	—	—
Oil & Gas Exploration & Production	202,656,965	—	—
Oil & Gas Refining & Marketing	8,853,725	—	—
Precious Metals & Minerals	—	—	—
Railroads	5,037,293	—	—
Specialty Chemicals	5,398,919	—	—
Steel	14,937,266	—	—
Affiliated Mutual Funds	58,649,209	—	—

Total	$434,610,334	$117,770,191	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Oil & Gas Exploration & Production	40.7%
Oil & Gas Equipment & Services	15.3
Diversified Metals & Mining	13.8
Affiliated Mutual Funds (including 11.0% of collateral for securities on loan)	11.8
Integrated Oil & Gas	10.7
Diversified Chemicals	3.4
Steel	3.0
Fertilizers & Agricultural Chemicals	2.5
Metals & Mining	1.9

Oil & Gas Refining & Marketing	1.8%
Heavy Electrical Equipment	1.7
Construction Materials	1.5
Specialty Chemicals	1.1
Railroads	1.0
Commodity Chemicals	0.7

110.9
Liabilities in excess of other assets	(10.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2016, accordingly, no derivative positions were presented in Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written
Equity contracts	$9,118,795

For the year ended December 31, 2016, the Portfolio did not have any unrealized appreciation (depreciation) on derivatives recognized in income.

For the year ended December 31, 2016 the Portfolio’s average notional for Options written was $14,000.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$53,537,497	$(53,537,497)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $53,537,497:
Unaffiliated investments (cost $348,852,160)	$493,731,316
Affiliated investments (cost $58,638,862)	58,649,209
Cash	7,073
Tax reclaim receivable	461,907
Dividends receivable	418,568
Receivable for Series shares sold	63,522
Prepaid expenses	3,523

Total Assets	553,335,118

LIABILITIES
Payable to broker for collateral for securities on loan	54,687,150
Payable for Series shares repurchased	206,265
Management fee payable	190,717
Accrued expenses and other liabilities	134,529
Distribution fee payable	9,164
Administration fee payable	5,501
Payable for investments purchased	3,759
Affiliated transfer agent fee payable	980
Payable to custodian	976

Total Liabilities	55,239,041

NET ASSETS	$498,096,077

Net assets were comprised of:
Paid-in capital	$441,163,856
Retained earnings	56,932,221

Net assets, December 31, 2016	$498,096,077

Class I:
Net asset value and redemption price per share $456,139,682 / 16,964,586 outstanding shares of beneficial interest	$26.89

Class II:
Net asset value and redemption price per share $41,956,395 / 1,601,230 outstanding shares of beneficial interest	$26.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $433,308)	$6,657,896
Income from securities lending, net (including affiliated income of $556,302)	708,655
Affiliated dividend income	52,013

Total income	7,418,564

EXPENSES
Management fee	2,042,688
Distribution fee-Class II	94,560
Administration fee-Class II	56,737
Shareholders’ reports	341,000
Custodian and accounting fees (net of $4,500 fee credit)	94,000
Audit fee	26,000
Trustees’ fees	14,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Legal fees and expenses	11,000
Insurance expenses	7,000
Loan interest expense	168
Miscellaneous	15,518

Total expenses	2,714,671
Less: Management fee waiver	(33,320)

Net expenses	2,681,351

NET INVESTMENT INCOME (LOSS)	4,737,213

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,631)	(141,982,169)
Options written transactions	9,118,795
Foreign currency transactions	(150,101)

(133,013,475)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $10,347)	231,082,830
Foreign currencies	8,362

231,091,192

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	98,077,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$102,814,930

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,737,213	$5,726,283
Net realized gain (loss) on investment and foreign currency transactions	(133,013,475)	(21,248,524)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	231,091,192	(152,571,971)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	102,814,930	(168,094,212)

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	35,098,805	42,149,589
Series shares repurchased	(56,714,145)	(90,115,893)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(21,615,340)	(47,966,304)

CAPITAL CONTRIBUTIONS (Note 4)	480,531	—

TOTAL INCREASE (DECREASE)	81,680,121	(216,060,516)
NET ASSETS:
Beginning of year	416,415,956	632,476,472

End of year	$498,096,077	$416,415,956

SEE NOTES TO FINANCIAL STATEMENTS.

A153

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 98.9%		Value (Note 2)
COMMON STOCKS — 97.9%	Shares
Aerospace & Defense — 1.3%
AAR Corp.	34,871	$1,152,486
Aerojet Rocketdyne Holdings, Inc.*	76,275	1,369,136
Aerovironment, Inc.*(a)	22,614	606,734
Cubic Corp.	27,273	1,307,740
Engility Holdings, Inc.*	19,400	653,780
Mercury Systems, Inc.*	45,008	1,360,142
Moog, Inc. (Class A Stock)*	35,294	2,318,110
National Presto Industries, Inc.	5,399	574,454
TASER International, Inc.*(a)	57,200	1,386,528

		10,729,110

Air Freight & Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.*	27,700	1,444,555
Echo Global Logistics, Inc.*	30,300	759,015
Forward Air Corp.	33,756	1,599,359
Hub Group, Inc. (Class A Stock)*	36,270	1,586,813

		5,389,742

Airlines — 1.0%
Allegiant Travel Co.	14,494	2,411,802
Hawaiian Holdings, Inc.*	58,600	3,340,200
SkyWest, Inc.	56,560	2,061,612

		7,813,614

Auto Components — 1.7%
American Axle & Manufacturing Holdings, Inc.*	83,800	1,617,340
Cooper-Standard Holding, Inc.*	19,400	2,005,572
Dorman Products, Inc.*(a)	33,300	2,432,898
Drew Industries, Inc.	26,989	2,908,065
Fox Factory Holding Corp.*	31,500	874,125
Gentherm, Inc.*	40,100	1,357,385
Motorcar Parts of America, Inc.*	20,400	549,168
Standard Motor Products, Inc.	21,999	1,170,787
Superior Industries International, Inc.	25,018	659,224

		13,574,564

Automobiles — 0.1%
Winnebago Industries, Inc.(a)	28,931	915,666

Banks — 10.6%
Ameris Bancorp(a)	38,300	1,669,880
Banc of California, Inc.(a)	54,300	942,105
Banner Corp.(a)	28,900	1,612,909
Boston Private Financial Holdings, Inc.	90,102	1,491,188
Brookline Bancorp, Inc.	77,032	1,263,325
Cardinal Financial Corp.	36,200	1,186,998
Central Pacific Financial Corp.	34,000	1,068,280
City Holding Co.	16,444	1,111,614
Columbia Banking System, Inc.	63,808	2,850,941
Community Bank System, Inc.(a)	48,596	3,002,747
Customers Bancorp, Inc.*	30,900	1,106,838
CVB Financial Corp.	110,100	2,524,593
Fidelity Southern Corp.	23,000	544,410
First BanCorp (Puerto Rico)*	146,972	971,485
First Commonwealth Financial Corp.	97,510	1,382,692
First Financial Bancorp	67,903	1,931,840
First Financial Bankshares, Inc.(a)	72,478	3,276,006
First Midwest Bancorp, Inc.	89,240	2,251,525

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
First NBC Bank Holding Co.*(a)	17,400	$127,020
Glacier Bancorp, Inc.	84,273	3,053,211
Great Western Bancorp, Inc.	64,400	2,807,196
Hanmi Financial Corp.	35,436	1,236,716
Home BancShares, Inc.(a)	135,608	3,765,834
Hope Bancorp Inc.	139,204	3,047,176
Independent Bank Corp.	29,606	2,085,743
LegacyTexas Financial Group, Inc.	45,500	1,959,230
National Bank Holdings Corp.	28,500	908,865
NBT Bancorp, Inc.(a)	47,310	1,981,343
OFG Bancorp (Puerto Rico)	48,100	630,110
Old National Bancorp	147,947	2,685,238
Opus Bank	19,900	597,995
Pinnacle Financial Partners, Inc.	47,671	3,303,600
S&T Bancorp, Inc.(a)	38,373	1,498,082
Servisfirst Bancshares, Inc.(a)	48,400	1,812,096
Simmons First National Corp. (Class A Stock)	32,578	2,024,723
Southside Bancshares, Inc.	28,839	1,086,365
Sterling Bancorp	143,258	3,352,237
Texas Capital Bancshares, Inc.*	53,700	4,210,080
Tompkins Financial Corp.(a)	13,364	1,263,433
United Bankshares, Inc.(a)	87,797	4,060,611
United Community Banks, Inc.	77,787	2,304,051
Westamerica Bancorporation(a)	28,200	1,774,626
Wintrust Financial Corp.	56,813	4,122,919

		85,887,876

Biotechnology — 1.3%
Acorda Therapeutics, Inc.*	50,400	947,520
AMAG Pharmaceuticals, Inc.*(a)	37,500	1,305,000
Eagle Pharmaceuticals, Inc.*	8,800	698,192
Emergent BioSolutions, Inc.*(a)	37,757	1,239,940
Enanta Pharmaceuticals, Inc.*(a)	15,300	512,550
Ligand Pharmaceuticals, Inc.*(a)	20,900	2,123,649
MiMedx Group, Inc.*(a)	108,700	963,082
Momenta Pharmaceuticals, Inc.*	70,000	1,053,500
Repligen Corp.*	37,100	1,143,422
Spectrum Pharmaceuticals, Inc.*	76,500	338,895

		10,325,750

Building Products — 2.0%
AAON, Inc.	43,589	1,440,617
American Woodmark Corp.*	15,400	1,158,850
Apogee Enterprises, Inc.(a)	31,638	1,694,531
Gibraltar Industries, Inc.*	34,468	1,435,592
Griffon Corp.	32,529	852,260
Insteel Industries, Inc.	19,200	684,288
Patrick Industries, Inc.*	16,000	1,220,800
PGT, Inc.*	53,600	613,720
Quanex Building Products Corp.	37,488	761,006
Simpson Manufacturing Co., Inc.	44,383	1,941,756
Trex Co., Inc.*	32,200	2,073,680
Universal Forest Products, Inc.	22,364	2,285,154

		16,162,254

Capital Markets — 1.6%
Calamos Asset Management, Inc. (Class A Stock)	18,200	155,610

SEE NOTES TO FINANCIAL STATEMENTS.

A154

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Donnelley Financial Solutions, Inc.*	28,737	$660,376
Evercore Partners, Inc. (Class A Stock)	42,900	2,947,230
Financial Engines, Inc.(a)	58,300	2,142,525
Greenhill & Co., Inc.(a)	29,500	817,150
Interactive Brokers Group, Inc. (Class A Stock)	74,600	2,723,646
INTL FCStone, Inc.*	16,400	649,440
Investment Technology Group, Inc.	33,266	656,671
Piper Jaffray Cos.*(a)	15,765	1,142,962
Virtus Investment Partners, Inc.(a)	6,210	733,092

		12,628,702

Chemicals — 3.4%
A. Schulman, Inc.	32,066	1,072,608
AdvanSix, Inc.*	33,300	737,262
American Vanguard Corp.	28,148	539,034
Balchem Corp.	34,783	2,918,989
Calgon Carbon Corp.	55,454	942,718
Chemours Co. (The)	199,100	4,398,119
Flotek Industries, Inc.*(a)	58,900	553,071
FutureFuel Corp.	24,800	344,720
H.B. Fuller Co.	55,218	2,667,582
Hawkins, Inc.	10,500	566,475
Ingevity Corp.*	46,200	2,534,532
Innophos Holdings, Inc.	21,300	1,113,138
Innospec, Inc.	26,300	1,801,550
Koppers Holdings, Inc.*	22,600	910,780
Kraton Corp.*	33,900	965,472
LSB Industries, Inc.*(a)	21,800	183,556
Quaker Chemical Corp.	14,598	1,867,668
Rayonier Advanced Materials, Inc.(a)	47,400	732,804
Stepan Co.	21,370	1,741,228
Tredegar Corp.	27,835	668,040

		27,259,346

Commercial Services & Supplies — 3.7%
ABM Industries, Inc.	61,403	2,507,698
Brady Corp. (Class A Stock)	51,922	1,949,671
Brink’s Co. (The)	49,500	2,041,875
Essendant, Inc.	39,942	834,788
G&K Services, Inc. (Class A Stock)	21,619	2,085,153
Healthcare Services Group, Inc.(a)	79,476	3,113,075
Interface, Inc.	71,002	1,317,087
LSC Communications, Inc.	28,737	852,914
Matthews International Corp. (Class A Stock)	35,300	2,712,805
Mobile Mini, Inc.	48,697	1,473,084
Multi-Color Corp.	14,500	1,125,200
RR Donnelley & Sons Co.	76,533	1,249,019
Team, Inc.*	32,200	1,263,850
Tetra Tech, Inc.	62,488	2,696,357
UniFirst Corp.	16,930	2,431,994
US Ecology, Inc.	23,900	1,174,685
Viad Corp.	22,347	985,503

		29,814,758

Communications Equipment — 1.3%
ADTRAN, Inc.	52,900	1,182,315

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Bel Fuse, Inc. (Class B Stock)	9,622	$297,320
Black Box Corp.	16,493	251,518
CalAmp Corp.*(a)	39,700	575,650
Comtech Telecommunications Corp.	25,459	301,689
Digi International, Inc.*	28,264	388,630
Harmonic, Inc.*(a)	84,924	424,620
Ixia*	68,400	1,101,240
Lumentum Holdings, Inc.*	60,040	2,320,546
NETGEAR, Inc.*	36,346	1,975,405
Viavi Solutions, Inc.*	252,200	2,062,996

		10,881,929

Construction & Engineering — 0.4%
Aegion Corp.*	37,137	880,147
Comfort Systems USA, Inc.	40,784	1,358,107
MYR Group, Inc.*	17,700	666,936
Orion Group Holdings, Inc.*	30,300	301,485

		3,206,675

Construction Materials — 0.4%
Headwaters, Inc.*	81,368	1,913,775
US Concrete, Inc.*(a)	15,600	1,021,800

		2,935,575

Consumer Finance — 0.9%
Encore Capital Group, Inc.*(a)	25,700	736,305
Enova International, Inc.*	25,439	319,259
EZCORP, Inc. (Class A Stock)*	53,111	565,632
FirstCash Inc.	53,121	2,496,687
Green Dot Corp. (Class A Stock)*	48,400	1,139,820
PRA Group, Inc.*(a)	50,867	1,988,900
World Acceptance Corp.*(a)	6,552	421,163

		7,667,766

Containers & Packaging
Myers Industries, Inc.	23,620	337,766

Distributors — 0.3%
Core-Mark Holding Co., Inc.(a)	50,800	2,187,956

Diversified Consumer Services — 0.5%
American Public Education, Inc.*	17,633	432,890
Capella Education Co.	12,686	1,113,831
Career Education Corp.*	70,500	711,345
Regis Corp.*	38,400	557,568
Strayer Education, Inc.*	11,500	927,245

		3,742,879

Diversified Telecommunication Services — 1.0%
ATN International, Inc.	11,700	937,521
Cincinnati Bell, Inc.*	45,980	1,027,653
Cogent Communications Holdings, Inc.	45,000	1,860,750
Consolidated Communications Holdings, Inc.(a)	55,500	1,490,175
General Communication, Inc. (Class A Stock)*	28,924	562,572
Inteliquent, Inc.	37,500	859,500
Iridium Communications, Inc.*(a)	88,100	845,760
Lumos Networks Corp.*	25,521	398,638

		7,982,569

SEE NOTES TO FINANCIAL STATEMENTS.

A155

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 0.7%
ALLETE, Inc.	54,197	$3,478,905
El Paso Electric Co.	44,508	2,069,622

		5,548,527

Electrical Equipment — 0.6%
AZZ, Inc.	28,442	1,817,444
Encore Wire Corp.	22,831	989,724
General Cable Corp.(a)	54,100	1,030,605
Powell Industries, Inc.	9,372	365,508
Vicor Corp.*	17,131	258,678

		4,461,959

Electronic Equipment, Instruments & Components — 4.1%
Agilysys, Inc.*	16,232	168,163
Anixter International, Inc.*	31,264	2,533,947
Badger Meter, Inc.	31,914	1,179,222
Benchmark Electronics, Inc.*	53,810	1,641,205
Coherent, Inc.*	27,000	3,709,395
CTS Corp.	35,964	805,594
Daktronics, Inc.	43,808	468,746
Electro Scientific Industries, Inc.*	34,441	203,891
ePlus, Inc.*	7,300	840,960
Fabrinet (Thailand)*	40,400	1,628,120
FARO Technologies, Inc.*	18,284	658,224
II-VI, Inc.*	59,762	1,771,943
Insight Enterprises, Inc.*	38,835	1,570,487
Itron, Inc.*	36,500	2,294,025
Methode Electronics, Inc.	40,566	1,677,404
MTS Systems Corp.(a)	18,335	1,039,594
OSI Systems, Inc.*	20,100	1,530,012
Park Electrochemical Corp.	20,744	386,876
Plexus Corp.*	36,720	1,984,349
Rogers Corp.*	19,831	1,523,219
Sanmina Corp.*	80,500	2,950,325
ScanSource, Inc.*	27,533	1,110,957
TTM Technologies, Inc.*	92,289	1,257,899

		32,934,557

Energy Equipment & Services — 2.0%
Archrock, Inc.	74,900	988,680
Atwood Oceanics, Inc.(a)	64,600	848,198
Bristow Group, Inc.(a)	34,955	715,878
CARBO Ceramics, Inc.*(a)	22,900	239,534
Era Group, Inc.*	21,071	357,575
Exterran Corp.*	34,200	817,380
Geospace Technologies Corp.*	14,410	293,388
Gulf Island Fabrication, Inc.	14,677	174,656
Helix Energy Solutions Group, Inc.*	122,900	1,083,978
Hornbeck Offshore Services, Inc.*(a)	34,815	251,364
Matrix Service Co.*	29,073	659,957
Newpark Resources, Inc.*	92,600	694,500
Pioneer Energy Services Corp.*	83,017	568,667
SEACOR Holdings, Inc.*(a)	17,671	1,259,589
Tesco Corp.*	50,700	418,275
TETRA Technologies, Inc.*	124,141	623,188
Tidewater, Inc.*(a)	51,400	175,274
U.S. Silica Holdings, Inc.	78,800	4,466,384
Unit Corp.*	56,400	1,515,468

		16,151,933

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) — 5.6%
Acadia Realty Trust(a)	88,705	$2,898,879
Agree Realty Corp.(a)	28,700	1,321,635
American Assets Trust, Inc.	44,300	1,908,444
CareTrust REIT, Inc.	69,555	1,065,583
Cedar Realty Trust, Inc.	82,666	539,809
Chesapeake Lodging Trust	66,000	1,706,760
CoreSite Realty Corp.(a)	37,300	2,960,501
DiamondRock Hospitality Co.(a)	218,370	2,517,806
EastGroup Properties, Inc.	35,863	2,648,124
Four Corners Property Trust, Inc.	65,669	1,347,528
Franklin Street Properties Corp.	116,502	1,509,866
GEO Group, Inc. (The)	82,373	2,959,662
Getty Realty Corp.	28,854	735,488
Government Properties Income Trust(a)	78,100	1,488,976
Kite Realty Group Trust	91,372	2,145,415
Lexington Realty Trust	233,716	2,524,133
LTC Properties, Inc.(a)	43,126	2,026,059
Parkway, Inc.*	46,800	1,041,300
Pennsylvania Real Estate Investment Trust(a)	76,322	1,447,065
PS Business Parks, Inc.	21,402	2,493,761
Retail Opportunity Investments Corp.	119,300	2,520,809
Sabra Health Care REIT, Inc.	71,700	1,750,914
Saul Centers, Inc.	12,900	859,269
Summit Hotel Properties, Inc.	95,700	1,534,071
Universal Health Realty Income Trust	13,700	898,583
Urstadt Biddle Properties, Inc. (Class A Stock)	31,650	763,082

		45,613,522

Food & Staples Retailing — 0.5%
Andersons, Inc. (The)	28,824	1,288,433
SpartanNash Co.	41,106	1,625,331
SUPERVALU, Inc.*	291,300	1,360,371

		4,274,135

Food Products — 1.5%
B&G Foods, Inc.(a)	72,800	3,188,640
Cal-Maine Foods, Inc.(a)	32,690	1,444,081
Calavo Growers, Inc.(a)	16,890	1,037,046
Darling Ingredients, Inc.*	180,420	2,329,222
J&J Snack Foods Corp.	16,418	2,190,654
Sanderson Farms, Inc.(a)	21,835	2,057,730
Seneca Foods Corp. (Class A Stock)*	6,900	276,345

		12,523,718

Gas Utilities — 1.0%
Northwest Natural Gas Co.	31,365	1,875,627
South Jersey Industries, Inc.	87,144	2,935,881
Spire, Inc.	50,114	3,234,859

		8,046,367

Health Care Equipment & Supplies — 4.0%
Abaxis, Inc.	24,712	1,304,052
Analogic Corp.	13,633	1,130,857
AngioDynamics, Inc.*	33,900	571,893
Anika Therapeutics, Inc.*	16,200	793,152
Cantel Medical Corp.(a)	39,862	3,139,132

SEE NOTES TO FINANCIAL STATEMENTS.

A156

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
CONMED Corp.	27,149	$1,199,171
CryoLife, Inc.*	29,253	560,195
Cynosure, Inc. (Class A Stock)*(a)	26,090	1,189,704
Haemonetics Corp.*	56,794	2,283,119
ICU Medical, Inc.*	16,192	2,385,891
Inogen, Inc.*(a)	17,800	1,195,626
Integer Holdings Corp.*	30,144	887,741
Integra LifeSciences Holdings Corp.*(a)	32,802	2,814,084
Invacare Corp.(a)	34,402	448,946
Masimo Corp.*	48,600	3,275,640
Meridian Bioscience, Inc.(a)	46,075	815,528
Merit Medical Systems, Inc.*	48,748	1,291,822
Natus Medical, Inc.*	36,225	1,260,630
Neogen Corp.*	41,620	2,746,920
SurModics, Inc.*	14,252	362,001
Vascular Solutions, Inc.*	19,200	1,077,120
Zeltiq Aesthetics, Inc.*(a)	39,600	1,723,392

		32,456,616

Health Care Providers & Services — 3.1%
Aceto Corp.	32,400	711,828
Adeptus Health, Inc. (Class A Stock)*(a)	15,900	121,476
Air Methods Corp.*(a)	36,316	1,156,665
Almost Family, Inc.*	9,752	430,063
Amedisys, Inc.*(a)	30,559	1,302,730
AMN Healthcare Services, Inc.*(a)	52,799	2,030,122
BioTelemetry, Inc.*	30,600	683,910
Chemed Corp.(a)	17,811	2,857,063
Community Health Systems, Inc.*(a)	124,600	696,514
CorVel Corp.*	10,990	402,234
Cross Country Healthcare, Inc.*	35,963	561,382
Diplomat Pharmacy, Inc.*(a)	45,500	573,300
Ensign Group, Inc. (The)(a)	51,900	1,152,699
HealthEquity, Inc.*(a)	47,200	1,912,544
Healthways, Inc.*(a)	36,486	830,056
Kindred Healthcare, Inc.(a)	93,378	733,017
Landauer, Inc.	10,568	508,321
LHC Group, Inc.*	16,298	744,819
Magellan Health, Inc.*	25,541	1,921,960
PharMerica Corp.*	33,595	844,914
Providence Service Corp. (The)*	13,600	517,480
Quorum Health Corp.*	31,900	231,913
Select Medical Holdings Corp.*(a)	116,800	1,547,600
Surgical Care Affiliates, Inc.*	30,500	1,411,235
US Physical Therapy, Inc.	13,800	968,760

		24,852,605

Health Care Technology — 0.9%
Computer Programs & Systems, Inc.(a)	11,636	274,610
HealthStream, Inc.*	27,900	698,895
HMS Holdings Corp.*	92,500	1,679,800
Medidata Solutions, Inc.*	59,900	2,975,233
Omnicell, Inc.*	40,222	1,363,526
Quality Systems, Inc.	49,934	656,632

		7,648,696

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 2.8%
Belmond Ltd. (United Kingdom) (Class A Stock)*	92,600	$1,236,210
Biglari Holdings, Inc.*	1,116	528,091
BJ’s Restaurants, Inc.*	21,172	832,060
Bob Evans Farms, Inc.(a)	21,700	1,154,657
Boyd Gaming Corp.*	90,200	1,819,334
Chuy’s Holdings, Inc.*(a)	18,400	597,080
Dave & Buster’s Entertainment, Inc.*	41,200	2,319,560
DineEquity, Inc.	18,805	1,447,985
El Pollo Loco Holdings Inc.*(a)	23,500	289,050
Fiesta Restaurant Group, Inc.*	29,600	883,560
ILG, Inc.	115,436	2,097,472
Marcus Corp. (The)	20,758	653,877
Marriott Vacations Worldwide Corp.(a)	26,700	2,265,495
Monarch Casino & Resort, Inc.*	11,931	307,581
Popeyes Louisiana Kitchen, Inc.*	22,800	1,378,944
Red Robin Gourmet Burgers, Inc.*	14,163	798,793
Ruby Tuesday, Inc.*	64,884	209,575
Ruth’s Hospitality Group, Inc.	32,148	588,309
Scientific Games Corp. (Class A Stock)*(a)	55,600	778,400
Sonic Corp.(a)	50,214	1,331,173
Wingstop, Inc.	31,600	935,044

		22,452,250

Household Durables — 1.6%
Cavco Industries, Inc.*	9,300	928,605
Ethan Allen Interiors, Inc.	27,999	1,031,763
Installed Building Products, Inc.*	21,800	900,340
iRobot Corp.*(a)	29,800	1,741,810
La-Z-Boy, Inc.	54,001	1,676,731
LGI Homes Inc.*(a)	18,500	531,505
M/I Homes, Inc.*	27,070	681,623
MDC Holdings, Inc.	45,140	1,158,292
Meritage Homes Corp.*	41,197	1,433,656
TopBuild Corp.*	41,600	1,480,960
Universal Electronics, Inc.*	15,954	1,029,831
WCI Communities, Inc.*	24,000	562,800

		13,157,916

Household Products — 0.4%
Central Garden & Pet Co.*	11,000	363,990
Central Garden & Pet Co. (Class A Stock)*	36,688	1,133,659
WD-40 Co.(a)	15,609	1,824,692

		3,322,341

Industrial Conglomerates — 0.1%
Raven Industries, Inc.	39,700	1,000,440

Insurance — 3.0%
American Equity Investment Life Holding Co.	96,500	2,175,110
AMERISAFE, Inc.	21,114	1,316,458
eHealth, Inc.*	18,091	192,669
Employers Holdings, Inc.	35,015	1,386,594
HCI Group, Inc.	9,400	371,112
Horace Mann Educators Corp.	44,100	1,887,480
Infinity Property & Casualty Corp.	12,189	1,071,413
Maiden Holdings Ltd.	80,300	1,401,235

SEE NOTES TO FINANCIAL STATEMENTS.

A157

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Navigators Group, Inc. (The)	12,218	$1,438,670
ProAssurance Corp.	58,366	3,280,169
RLI Corp.	41,810	2,639,465
Safety Insurance Group, Inc.	15,660	1,154,142
Selective Insurance Group, Inc.	63,507	2,733,976
Stewart Information Services Corp.	25,602	1,179,740
United Fire Group, Inc.	23,761	1,168,329
United Insurance Holdings Corp.	19,400	293,716
Universal Insurance Holdings, Inc.(a)	35,700	1,013,880

		24,704,158

Internet & Direct Marketing Retail — 0.3%
Blue Nile, Inc.	12,680	515,188
FTD Cos., Inc.*	18,906	450,719
Nutrisystem, Inc.	32,328	1,120,165
PetMed Express, Inc.(a)	22,581	520,944

		2,607,016

Internet Software & Services — 1.3%
Blucora, Inc.*	41,512	612,302
DHI Group, Inc.*	51,900	324,375
Liquidity Services, Inc.*	26,300	256,425
LivePerson, Inc.*	58,300	440,165
LogMeIn, Inc.	28,000	2,703,400
NIC, Inc.	68,100	1,627,590
QuinStreet, Inc.*	39,200	147,392
Shutterstock, Inc.*(a)	21,100	1,002,672
SPS Commerce, Inc., Common Stock*	18,700	1,306,943
Stamps.com, Inc.*(a)	17,420	1,997,203
XO Group, Inc.*	27,295	530,888

		10,949,355

IT Services — 1.8%
CACI International, Inc. (Class A Stock)*	26,744	3,324,279
Cardtronics PLC (Class A Stock)*(a)	49,700	2,712,129
Ciber, Inc.*	78,823	49,800
CSG Systems International, Inc.	35,524	1,719,362
ExlService Holdings, Inc.*	36,800	1,856,192
Forrester Research, Inc.	10,862	466,523
ManTech International Corp. (Class A Stock)	28,100	1,187,225
Perficient, Inc.*	39,414	689,351
Sykes Enterprises, Inc.*	43,370	1,251,658
TeleTech Holdings, Inc.	17,667	538,844
Virtusa Corp.*(a)	30,100	756,112

		14,551,475

Leisure Products — 0.4%
Arctic Cat, Inc.*	14,257	214,140
Callaway Golf Co.	103,080	1,129,757
Nautilus, Inc.*	34,000	629,000
Sturm Ruger & Co., Inc.(a)	20,827	1,097,583

		3,070,480

Life Sciences Tools & Services — 0.4%
Albany Molecular Research, Inc.*(a)	24,300	455,868
Cambrex Corp.*	35,332	1,906,161
Luminex Corp.*	43,300	875,959

		3,237,988

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery — 4.9%
Actuant Corp. (Class A Stock)(a)	64,564	$1,675,436
Alamo Group, Inc.	10,400	791,440
Albany International Corp. (Class A Stock)	31,704	1,467,895
Astec Industries, Inc.	21,010	1,417,334
Barnes Group, Inc.	55,016	2,608,859
Briggs & Stratton Corp.	46,346	1,031,662
Chart Industries, Inc.*	33,600	1,210,272
CIRCOR International, Inc.	18,088	1,173,549
EnPro Industries, Inc.	23,678	1,594,950
ESCO Technologies, Inc.	28,221	1,598,720
Federal Signal Corp.	65,500	1,022,455
Franklin Electric Co., Inc.	42,100	1,637,690
Greenbrier Cos., Inc. (The)(a)	31,000	1,288,050
Harsco Corp.	87,900	1,195,440
Hillenbrand, Inc.	69,248	2,655,661
John Bean Technologies Corp.	32,047	2,754,440
Lindsay Corp.(a)	11,679	871,370
Lydall, Inc.*	18,856	1,166,244
Mueller Industries, Inc.	62,798	2,509,408
Proto Labs, Inc.*(a)	26,700	1,371,045
SPX Corp.*	45,700	1,084,004
SPX Flow, Inc.*	45,800	1,468,348
Standex International Corp.	14,070	1,236,049
Tennant Co.	19,300	1,374,160
Titan International, Inc.	47,800	535,838
Wabash National Corp.*	68,000	1,075,760
Watts Water Technologies, Inc. (Class A Stock)	30,621	1,996,489

		39,812,568

Marine — 0.2%
Matson, Inc.	47,200	1,670,408

Media — 0.7%
EW Scripps Co. (The) (Class A Stock)*(a)	61,701	1,192,680
Gannett Co., Inc.	127,700	1,239,967
New Media Investment Group, Inc.	57,400	917,826
Scholastic Corp.	29,500	1,400,955
World Wrestling Entertainment, Inc.(a)	42,100	774,640

		5,526,068

Metals & Mining — 1.3%
AK Steel Holding Corp.*(a)	343,200	3,504,072
Century Aluminum Co.*(a)	54,163	463,635
Haynes International, Inc.	13,800	593,262
Kaiser Aluminum Corp.	19,800	1,538,262
Materion Corp.	21,878	866,369
Olympic Steel, Inc.	9,938	240,798
Stillwater Mining Co.*	132,700	2,137,797
SunCoke Energy, Inc.*	70,300	797,202
TimkenSteel Corp.*(a)	42,500	657,900

		10,799,297

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Capstead Mortgage Corp.	103,200	1,051,608

Multi-Utilities — 0.3%
Avista Corp.	70,403	2,815,416

SEE NOTES TO FINANCIAL STATEMENTS.

A158

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 0.3%
Fred’s, Inc. (Class A Stock)(a)	38,366	$712,073
Ollie’s Bargain Outlet Holdings, Inc.*(a)	52,000	1,479,400
Tuesday Morning Corp.*	48,832	263,693

		2,455,166

Oil, Gas & Consumable Fuels — 1.5%
Bill Barrett Corp.*	79,200	553,608
Carrizo Oil & Gas, Inc.*	67,400	2,517,390
Cloud Peak Energy, Inc.*(a)	67,200	376,992
Contango Oil & Gas Co.*	24,200	226,028
Green Plains, Inc.(a)	39,100	1,088,935
Northern Oil & Gas, Inc.*(a)	47,100	129,525
PDC Energy, Inc.*(a)	61,126	4,436,525
REX American Resources Corp.*(a)	6,200	612,250
Synergy Resources Corp.*(a)	219,800	1,958,418

		11,899,671

Paper & Forest Products — 1.2%
Boise Cascade Co.*	42,500	956,250
Clearwater Paper Corp.*	18,280	1,198,254
Deltic Timber Corp.(a)	11,591	893,318
KapStone Paper & Packaging Corp.	96,300	2,123,415
Neenah Paper, Inc.	18,478	1,574,326
P.H. Glatfelter Co.	47,700	1,139,553
Schweitzer-Mauduit International, Inc.	33,576	1,528,715

		9,413,831

Personal Products — 0.1%
Inter Parfums, Inc.	18,800	615,700
Medifast, Inc.	12,200	507,886

		1,123,586

Pharmaceuticals — 1.5%
Amphastar Pharmaceuticals, Inc.*	39,400	725,748
ANI Pharmaceuticals, Inc.*(a)	8,700	527,394
Depomed, Inc.*(a)	67,200	1,210,944
Impax Laboratories, Inc.*	80,900	1,071,925
Innoviva, Inc.*(a)	84,600	905,220
Lannett Co., Inc.*(a)	32,000	705,600
Medicines Co. (The)*(a)	76,300	2,589,622
Nektar Therapeutics*	167,500	2,055,225
Phibro Animal Health Corp. (Class A Stock)	20,300	594,790
SciClone Pharmaceuticals, Inc.*	54,400	587,520
Supernus Pharmaceuticals, Inc.*(a)	54,300	1,371,075

		12,345,063

Professional Services — 1.8%
CDI Corp.*	14,988	110,911
Exponent, Inc.(a)	28,080	1,693,224
Heidrick & Struggles International, Inc.	20,414	492,998
Insperity, Inc.	20,879	1,481,365
Kelly Services, Inc. (Class A Stock)	31,939	732,042
Korn/Ferry International	63,500	1,868,805
Navigant Consulting, Inc.*	52,000	1,361,360
On Assignment, Inc.*	53,386	2,357,526
Resources Connection, Inc.	32,400	623,700
TrueBlue, Inc.*	46,618	1,149,134
WageWorks, Inc.*	40,200	2,914,500

		14,785,565

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development — 0.3%
Forestar Group, Inc.*	28,956	$385,115
HFF, Inc. (Class A Stock)	38,400	1,161,600
RE/MAX Holdings, Inc.	19,400	1,086,400

		2,633,115

Road & Rail — 0.8%
ArcBest Corp.	26,295	727,057
Celadon Group, Inc.(a)	30,100	215,215
Heartland Express, Inc.(a)	47,448	966,041
Knight Transportation, Inc.(a)	72,888	2,408,948
Marten Transport Ltd.	25,200	587,160
Roadrunner Transportation Systems, Inc.*	33,000	342,870
Saia, Inc.*	27,700	1,222,955

		6,470,246

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Energy Industries, Inc.*	43,597	2,386,936
Brooks Automation, Inc.	75,205	1,283,749
Cabot Microelectronics Corp.	26,511	1,674,700
CEVA, Inc.*	23,500	788,425
Cohu, Inc.	27,197	378,038
Diodes, Inc.*	42,270	1,085,071
DSP Group, Inc.*	23,628	308,345
Exar Corp.*	45,623	491,816
Kopin Corp.*	66,596	189,133
Kulicke & Soffa Industries, Inc. (Singapore)*	77,132	1,230,255
MKS Instruments, Inc.	58,785	3,491,829
Nanometrics, Inc.*	27,000	676,620
Power Integrations, Inc.	32,000	2,171,200
Rambus, Inc.*	120,400	1,657,908
Rudolph Technologies, Inc.*	33,794	789,090
Semtech Corp.*	71,900	2,268,445
Tessera Holding Corp.	53,277	2,354,844
Ultratech, Inc.*	25,811	618,948
Veeco Instruments, Inc.*	44,542	1,298,399

		25,143,751

Software — 2.8%
8x8, Inc.*	98,400	1,407,120
Blackbaud, Inc.(a)	52,183	3,339,712
Bottomline Technologies (de), Inc.*(a)	40,000	1,000,800
Ebix, Inc.(a)	24,657	1,406,682
MicroStrategy, Inc. (Class A Stock)*	10,360	2,045,064
Monotype Imaging Holdings, Inc.	45,700	907,145
Progress Software Corp.	53,247	1,700,177
Qualys, Inc.*	32,100	1,015,965
Synchronoss Technologies, Inc.*(a)	46,100	1,765,630
Take-Two Interactive Software, Inc.*	95,012	4,683,141
Tangoe, Inc.*	25,500	200,940
TiVo Corp.*	131,100	2,739,990
VASCO Data Security International, Inc.*	32,900	449,085

		22,661,451

Specialty Retail — 4.0%
Abercrombie & Fitch Co. (Class A Stock)(a)	73,900	886,800
Asbury Automotive Group, Inc.*	21,700	1,338,890

SEE NOTES TO FINANCIAL STATEMENTS.

A159

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Ascena Retail Group, Inc.*	185,800	$1,150,102
Barnes & Noble Education, Inc.*	40,436	463,801
Barnes & Noble, Inc.	59,500	663,425
Big 5 Sporting Goods Corp.(a)	19,537	338,967
Buckle, Inc. (The)(a)	30,659	699,025
Caleres, Inc.	47,534	1,560,066
Cato Corp. (The) (Class A Stock)	27,503	827,290
Children’s Place, Inc. (The)(a)	19,865	2,005,372
Express, Inc.*	85,600	921,056
Finish Line, Inc. (The) (Class A Stock)(a)	44,446	836,029
Five Below, Inc.*(a)	60,200	2,405,592
Francesca’s Holdings Corp.*	41,600	750,048
Genesco, Inc.*	22,822	1,417,246
Group 1 Automotive, Inc.(a)	21,864	1,704,080
Guess?, Inc.(a)	67,500	816,750
Haverty Furniture Cos., Inc.	20,941	496,302
Hibbett Sports, Inc.*(a)	24,496	913,701
Kirkland’s, Inc.*	15,900	246,609
Lithia Motors, Inc. (Class A Stock)(a)	25,730	2,491,436
Lumber Liquidators Holdings, Inc.*(a)	29,722	467,824
MarineMax, Inc.*(a)	26,542	513,588
Monro Muffler Brake, Inc.(a)	35,472	2,028,998
Rent-A-Center, Inc.(a)	58,000	652,500
Select Comfort Corp.*(a)	49,300	1,115,166
Shoe Carnival, Inc.	14,600	393,908
Sonic Automotive, Inc. (Class A Stock)	28,447	651,436
Stage Stores, Inc.(a)	26,679	116,587
Stein Mart, Inc.	33,083	181,295
Tailored Brands Inc.	53,367	1,363,527
Tile Shop Holdings, Inc.*(a)	36,100	705,755
Vitamin Shoppe, Inc.*	26,400	627,000
Zumiez, Inc.*(a)	19,350	422,798

		32,172,969

Technology Hardware, Storage & Peripherals — 0.5%
Cray, Inc.*	44,700	925,290
Electronics For Imaging, Inc.*(a)	51,300	2,250,018
Super Micro Computer, Inc.*	40,800	1,144,440

		4,319,748

Textiles, Apparel & Luxury Goods — 1.2%
Crocs, Inc.*	80,043	549,095
G-III Apparel Group Ltd.*(a)	48,000	1,418,880
Iconix Brand Group, Inc.*(a)	61,531	574,700
Movado Group, Inc.	16,817	483,489
Oxford Industries, Inc.	16,416	987,094
Perry Ellis International, Inc.*	13,279	330,780
Steven Madden Ltd.*	59,800	2,137,850
Unifi, Inc.*	16,500	538,395
Vera Bradley, Inc.*	21,100	247,292
Wolverine World Wide, Inc.	108,154	2,373,980

		9,641,555

Thrifts & Mortgage Finance — 1.7%
Astoria Financial Corp.	99,900	1,863,135
Bank Mutual Corp.	45,435	429,361
BofI Holding, Inc.*(a)	63,100	1,801,505

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance (continued)
Dime Community Bancshares, Inc.	34,381	$691,058
HomeStreet, Inc.*	25,600	808,960
LendingTree, Inc.*	7,900	800,665
Northfield Bancorp, Inc.	49,300	984,521
Northwest Bancshares, Inc.(a)	111,100	2,003,133
Oritani Financial Corp.(a)	41,600	780,000
Provident Financial Services, Inc.	65,700	1,859,310
TrustCo Bank Corp. NY	104,795	916,956
Walker & Dunlop, Inc.*	30,500	951,600

		13,890,204

Tobacco — 0.2%
Universal Corp.(a)	25,000	1,593,750

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.	42,928	2,549,923
DXP Enterprises, Inc.*	16,900	587,106
Kaman Corp.(a)	29,722	1,454,298
Veritiv Corp.*	10,400	559,000

		5,150,327

Water Utilities — 0.4%
American States Water Co.	40,152	1,829,325
California Water Service Group	52,700	1,786,530

		3,615,855

Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	22,380	464,385

TOTAL COMMON STOCKS (cost $494,444,060)		794,466,154

EXCHANGE TRADED FUND — 1.0%
iShares Core S&P Small-Cap ETF(a) (cost $5,286,345)	58,500	8,044,920

TOTAL LONG-TERM INVESTMENTS (cost $499,730,405)		802,511,074

SHORT-TERM INVESTMENTS — 22.3%
AFFILIATED MUTUAL FUNDS — 22.2%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(b)	7,039,507	7,039,507
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $172,808,228; includes $172,704,494 of cash collateral for securities on loan)(b)(c)	172,800,661	172,835,221

TOTAL AFFILIATED MUTUAL FUNDS (cost $179,847,735)(Note 4)		179,874,728

SEE NOTES TO FINANCIAL STATEMENTS.

A160

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill, 0.529%, 03/16/17 (cost $599,359)(d)(e)	600	$599,400

TOTAL SHORT-TERM INVESTMENTS (cost $180,447,094)		180,474,128

TOTAL INVESTMENTS — 121.2% (cost $680,177,499)		982,985,202
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (21.2)%		(172,120,997)

NET ASSETS — 100.0%		$810,864,205

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement is $167,886,176; cash collateral of $172,704,494 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
124	Russell 2000 Mini Index	Mar. 2017	$8,539,902	$8,412,780	$(127,122)

A U.S. Treasury Obligation with a market value of $599,400 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,729,110	$—	$—
Air Freight & Logistics	5,389,742	—	—
Airlines	7,813,614	—	—
Auto Components	13,574,564	—	—
Automobiles	915,666	—	—
Banks	85,887,876	—	—
Biotechnology	10,325,750	—	—
Building Products	16,162,254	—	—
Capital Markets	12,628,702	—	—
Chemicals	27,259,346	—	—
Commercial Services & Supplies	29,814,758	—	—
Communications Equipment	10,881,929	—	—
Construction & Engineering	3,206,675	—	—
Construction Materials	2,935,575	—	—
Consumer Finance	7,667,766	—	—
Containers & Packaging	337,766	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A161

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Distributors	$2,187,956	$—	$—
Diversified Consumer Services	3,742,879	—	—
Diversified Telecommunication Services	7,982,569	—	—
Electric Utilities	5,548,527	—	—
Electrical Equipment	4,461,959	—	—
Electronic Equipment, Instruments & Components	32,934,557	—	—
Energy Equipment & Services	16,151,933	—	—
Equity Real Estate Investment Trusts (REITs)	45,613,522	—	—
Food & Staples Retailing	4,274,135	—	—
Food Products	12,523,718	—	—
Gas Utilities	8,046,367	—	—
Health Care Equipment & Supplies	32,456,616	—	—
Health Care Providers & Services	24,852,605	—	—
Health Care Technology	7,648,696	—	—
Hotels, Restaurants & Leisure	22,452,250	—	—
Household Durables	13,157,916	—	—
Household Products	3,322,341	—	—
Industrial Conglomerates	1,000,440	—	—
Insurance	24,704,158	—	—
Internet & Direct Marketing Retail	2,607,016	—	—
Internet Software & Services	10,949,355	—	—
IT Services	14,551,475	—	—
Leisure Products	3,070,480	—	—
Life Sciences Tools & Services	3,237,988	—	—
Machinery	39,812,568	—	—
Marine	1,670,408	—	—
Media	5,526,068	—	—
Metals & Mining	10,799,297	—	—
Mortgage Real Estate Investment Trusts (REITs)	1,051,608	—	—
Multi-Utilities	2,815,416	—	—
Multiline Retail	2,455,166	—	—
Oil, Gas & Consumable Fuels	11,899,671	—	—
Paper & Forest Products	9,413,831	—	—
Personal Products	1,123,586	—	—
Pharmaceuticals	12,345,063	—	—
Professional Services	14,785,565	—	—
Real Estate Management & Development	2,633,115	—	—
Road & Rail	6,470,246	—	—
Semiconductors & Semiconductor Equipment	25,143,751	—	—
Software	22,661,451	—	—
Specialty Retail	32,172,969	—	—
Technology Hardware, Storage & Peripherals	4,319,748	—	—
Textiles, Apparel & Luxury Goods	9,641,555	—	—
Thrifts & Mortgage Finance	13,890,204	—	—
Tobacco	1,593,750	—	—
Trading Companies & Distributors	5,150,327	—	—
Water Utilities	3,615,855	—	—
Wireless Telecommunication Services	464,385	—	—
Exchange Traded Fund	8,044,920	—	—
Affiliated Mutual Funds	179,874,728	—	—
U.S. Treasury Obligation	—	599,400	—
Other Financial Instruments*
Futures Contracts	(127,122)	—	—

Total	$982,258,680	$599,400	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 21.3% of collateral for securities on loan)	22.2%
Banks	10.6
Equity Real Estate Investment Trusts (REITs)	5.6
Machinery	4.9
Electronic Equipment, Instruments & Components	4.1
Health Care Equipment & Supplies	4.0
Specialty Retail	4.0
Commercial Services & Supplies	3.7
Chemicals	3.4
Semiconductors & Semiconductor Equipment	3.1
Health Care Providers & Services	3.1
Insurance	3.0
Software	2.8
Hotels, Restaurants & Leisure	2.8
Building Products	2.0
Energy Equipment & Services	2.0
Professional Services	1.8
IT Services	1.8
Thrifts & Mortgage Finance	1.7
Auto Components	1.7
Household Durables	1.6
Capital Markets	1.6
Food Products	1.5
Pharmaceuticals	1.5
Oil, Gas & Consumable Fuels	1.5
Internet Software & Services	1.3
Communications Equipment	1.3
Metals & Mining	1.3
Aerospace & Defense	1.3
Biotechnology	1.3
Textiles, Apparel & Luxury Goods	1.2
Paper & Forest Products	1.2
Gas Utilities	1.0
Exchange Traded Fund	1.0
Diversified Telecommunication Services	1.0

Airlines	1.0%
Consumer Finance	0.9
Health Care Technology	0.9
Road & Rail	0.8
Electric Utilities	0.7
Media	0.7
Air Freight & Logistics	0.7
Trading Companies & Distributors	0.6
Electrical Equipment	0.6
Technology Hardware, Storage & Peripherals	0.5
Food & Staples Retailing	0.5
Diversified Consumer Services	0.5
Water Utilities	0.4
Household Products	0.4
Life Sciences Tools & Services	0.4
Construction & Engineering	0.4
Leisure Products	0.4
Construction Materials	0.4
Multi-Utilities	0.3
Real Estate Management & Development	0.3
Internet & Direct Marketing Retail	0.3
Multiline Retail	0.3
Distributors	0.3
Marine	0.2
Tobacco	0.2
Personal Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Industrial Conglomerates	0.1
Automobiles	0.1
U.S. Treasury Obligation	0.1
Wireless Telecommunication Services	0.1

121.2
Liabilities in excess of other assets	(21.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts		$—	Due from/to broker —variation margin futures	$127,122	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,224,649

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(280,436)

For the year ended December 31, 2016 the Portfolio’s average volume at trade date for futures long positions was $9,219,361.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$167,886,176	$(167,886,176)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $167,886,176:
Unaffiliated investments (cost $500,329,764)	$803,110,474
Affiliated investments (cost $179,847,735)	179,874,728
Dividends receivable	1,032,521
Receivable for Series shares sold	44,662
Tax reclaim receivable	1,381
Prepaid expenses	5,404

Total Assets	984,069,170

LIABILITIES
Payable to broker for collateral for securities on loan	172,704,494
Management fee payable	241,063
Accrued expenses and other liabilities	141,132
Payable for Series shares repurchased	75,878
Due to broker—variation margin futures	35,679
Payable for investments purchased	5,739
Affiliated transfer agent fee payable	980

Total Liabilities	173,204,965

NET ASSETS	$810,864,205

Net assets were comprised of:
Paid-in capital	$227,529,994
Retained earnings	583,334,211

Net assets, December 31, 2016	$810,864,205

Net asset value and redemption price per share $810,864,205 / 23,790,662 outstanding shares of beneficial interest	$34.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $661)	$10,323,836
Income from securities lending, net (including affiliated income of $767,911)	973,183
Affiliated dividend income	45,524
Interest income	2,169

Total income	11,344,712

EXPENSES
Management fee	2,630,739
Shareholders’ reports	98,000
Custodian and accounting fees (net of $4,500 fee credit)	92,000
Audit fee	29,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Legal fees and expenses	9,000
Insurance expenses	9,000
Miscellaneous	57,867

Total expenses	2,953,606
Less: Management fee waiver	(165,159)

Net expenses	2,788,447

NET INVESTMENT INCOME (LOSS)	8,556,265

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,709)	58,080,839
Futures transactions	2,224,649

60,305,488

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $26,993)	101,656,231
Futures	(280,436)

101,375,795

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	161,681,283

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$170,237,548

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,556,265	$7,754,044
Net realized gain (loss) on investment transactions	60,305,488	67,021,460
Net change in unrealized appreciation (depreciation) on investments	101,375,795	(90,340,490)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,237,548	(15,564,986)

SERIES SHARE TRANSACTIONS
Series shares sold [444,470 and 233,474 shares, respectively]	13,320,488	6,515,178
Series shares repurchased [1,986,636 and 2,135,595 shares, respectively]	(56,773,159)	(59,451,401)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(43,452,671)	(52,936,223)

CAPITAL CONTRIBUTIONS (Note 4)	1,643,627	—

TOTAL INCREASE (DECREASE)	128,428,504	(68,501,209)
NET ASSETS:
Beginning of year	682,435,701	750,936,910

End of year	$810,864,205	$682,435,701

SEE NOTES TO FINANCIAL STATEMENTS.

A165

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.2%
Arconic, Inc.	73,192	$1,356,980
Boeing Co. (The)	96,436	15,013,156
General Dynamics Corp.	48,200	8,322,212
Lockheed Martin Corp.	42,298	10,571,962
L-3 Communications Holdings, Inc.	13,000	1,977,430
Northrop Grumman Corp.	30,126	7,006,705
Raytheon Co.	49,718	7,059,956
Rockwell Collins, Inc.	22,100	2,049,996
Textron, Inc.	45,400	2,204,624
TransDigm Group, Inc.(a)	8,500	2,116,160
United Technologies Corp.	129,100	14,151,942

		71,831,123

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.(a)	24,100	1,765,566
Expeditors International of Washington, Inc.	30,300	1,604,688
FedEx Corp.	41,240	7,678,888
United Parcel Service, Inc. (Class B Stock)	115,600	13,252,384

		24,301,526

Airlines — 0.6%
Alaska Air Group, Inc.	20,600	1,827,838
American Airlines Group, Inc.(a)	87,400	4,080,706
Delta Air Lines, Inc.	125,300	6,163,507
Southwest Airlines Co.	104,537	5,210,124
United Continental Holdings, Inc.*	49,600	3,614,848

		20,897,023

Auto Components — 0.2%
BorgWarner, Inc.	34,800	1,372,512
Delphi Automotive PLC	45,500	3,064,425
Goodyear Tire & Rubber Co. (The)	44,300	1,367,541

		5,804,478

Automobiles — 0.5%
Ford Motor Co.	649,559	7,879,151
General Motors Co.	234,400	8,166,496
Harley-Davidson, Inc.(a)	30,800	1,796,872

		17,842,519

Banks — 6.6%
Bank of America Corp.	1,693,982	37,437,002
BB&T Corp.	136,100	6,399,422
Citigroup, Inc.	479,122	28,474,220
Citizens Financial Group, Inc.	88,500	3,153,255
Comerica, Inc.	29,150	1,985,407
Fifth Third Bancorp	130,749	3,526,301
Huntington Bancshares, Inc.	171,075	2,261,612
JPMorgan Chase & Co.	599,645	51,743,367
KeyCorp	172,500	3,151,575
M&T Bank Corp.(a)	26,400	4,129,752
People’s United Financial, Inc.(a)	50,700	981,552

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
PNC Financial Services Group, Inc. (The)	82,393	$9,636,685
Regions Financial Corp.	214,512	3,080,392
SunTrust Banks, Inc.	84,600	4,640,310
U.S. Bancorp	269,681	13,853,513
Wells Fargo & Co.	757,336	41,736,787
Zions Bancorporation(a)	33,800	1,454,752

		217,645,904

Beverages — 2.0%
Brown-Forman Corp. (Class B Stock)	30,500	1,370,060
Coca-Cola Co. (The)	648,450	26,884,737
Constellation Brands, Inc. (Class A Stock)	29,100	4,461,321
Dr. Pepper Snapple Group, Inc.	31,800	2,883,306
Molson Coors Brewing Co. (Class B Stock)	30,500	2,967,955
Monster Beverage Corp.*	67,800	3,006,252
PepsiCo, Inc.	240,364	25,149,285

		66,722,916

Biotechnology — 2.7%
AbbVie, Inc.	270,700	16,951,234
Alexion Pharmaceuticals, Inc.*	37,100	4,539,185
Amgen, Inc.	125,494	18,348,478
Biogen, Inc.*	36,775	10,428,654
Celgene Corp.*	130,000	15,047,500
Gilead Sciences, Inc.	221,100	15,832,971
Regeneron Pharmaceuticals, Inc.*	12,710	4,665,714
Vertex Pharmaceuticals, Inc.*	41,200	3,035,204

		88,848,940

Building Products — 0.3%
Allegion PLC	15,833	1,013,312
Fortune Brands Home & Security, Inc.	23,800	1,272,348
Johnson Controls International PLC	158,215	6,516,876
Masco Corp.	55,400	1,751,748

		10,554,284

Capital Markets — 2.8%
Affiliated Managers Group, Inc.*	9,300	1,351,290
Ameriprise Financial, Inc.	27,400	3,039,756
Bank of New York Mellon Corp. (The)	179,089	8,485,237
BlackRock, Inc.	20,530	7,812,486
Charles Schwab Corp. (The)	200,900	7,929,523
CME Group, Inc.	56,500	6,517,275
E*TRADE Financial Corp.*	47,310	1,639,292
Franklin Resources, Inc.	60,300	2,386,674
Goldman Sachs Group, Inc. (The)	62,400	14,941,680
Intercontinental Exchange, Inc.	99,990	5,641,436
Invesco Ltd.	70,600	2,142,004
Moody’s Corp.	28,420	2,679,153
Morgan Stanley	243,910	10,305,197

SEE NOTES TO FINANCIAL STATEMENTS.

A166

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Nasdaq, Inc.	19,600	$1,315,552
Northern Trust Corp.	36,100	3,214,705
S&P Global, Inc.	44,000	4,731,760
State Street Corp.	61,925	4,812,811
T. Rowe Price Group, Inc.	41,500	3,123,290

		92,069,121

Chemicals — 2.0%
Air Products & Chemicals, Inc.	36,300	5,220,666
Albemarle Corp.	17,600	1,515,008
CF Industries Holdings, Inc.	39,100	1,230,868
Dow Chemical Co. (The)	187,011	10,700,770
E.I. du Pont de Nemours & Co.	145,991	10,715,739
Eastman Chemical Co.	24,700	1,857,687
Ecolab, Inc.	43,800	5,134,236
FMC Corp.	22,500	1,272,600
International Flavors & Fragrances, Inc.(a)	13,300	1,567,139
LyondellBasell Industries NV (Class A Stock)	57,000	4,889,460
Monsanto Co.	72,496	7,627,304
Mosaic Co. (The)(a)	56,200	1,648,346
PPG Industries, Inc.	44,700	4,235,772
Praxair, Inc.	47,800	5,601,682
Sherwin-Williams Co. (The)	13,300	3,574,242

		66,791,519

Commercial Services & Supplies — 0.3%
Cintas Corp.	14,500	1,675,620
Pitney Bowes, Inc.	32,200	489,118
Republic Services, Inc.	39,635	2,261,177
Stericycle, Inc.*	14,500	1,117,080
Waste Management, Inc.	68,930	4,887,826

		10,430,821

Communications Equipment — 1.0%
Cisco Systems, Inc.	840,575	25,402,177
F5 Networks, Inc.*	11,700	1,693,224
Harris Corp.	20,900	2,141,623
Juniper Networks, Inc.	60,000	1,695,600
Motorola Solutions, Inc.	26,527	2,198,823

		33,131,447

Construction & Engineering — 0.1%
Fluor Corp.	23,700	1,244,724
Jacobs Engineering Group, Inc.*	20,900	1,191,300
Quanta Services, Inc.*	26,200	913,070

		3,349,094

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	10,800	2,392,524
Vulcan Materials Co.	22,400	2,803,360

		5,195,884

Consumer Finance — 0.8%
American Express Co.	129,800	9,615,584
Capital One Financial Corp.	81,969	7,150,976
Discover Financial Services	68,205	4,916,898

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
Navient Corp.	56,600	$929,938
Synchrony Financial	134,630	4,883,030

		27,496,426

Containers & Packaging — 0.3%
Avery Dennison Corp.	15,000	1,053,300
Ball Corp.	27,300	2,049,411
International Paper Co.	69,167	3,670,001
Sealed Air Corp.	33,420	1,515,263
WestRock Co.	42,761	2,170,976

		10,458,951

Distributors — 0.1%
Genuine Parts Co.	25,025	2,390,889
LKQ Corp.*	49,300	1,511,045

		3,901,934

Diversified Consumer Services
H&R Block, Inc.(a)	37,500	862,125

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*	316,600	51,599,468
Leucadia National Corp.	54,500	1,267,125

		52,866,593

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	1,026,335	43,650,028
CenturyLink, Inc.	90,985	2,163,623
Frontier Communications Corp.(a)	191,916	648,676
Level 3 Communications, Inc.*	48,400	2,727,824
Verizon Communications, Inc.	680,038	36,300,428

		85,490,579

Electric Utilities — 1.9%
Alliant Energy Corp.	34,000	1,288,260
American Electric Power Co., Inc.	82,340	5,184,126
Duke Energy Corp.	115,048	8,930,026
Edison International	54,700	3,937,853
Entergy Corp.	30,200	2,218,794
Eversource Energy	53,200	2,938,236
Exelon Corp.	154,173	5,471,600
FirstEnergy Corp.	70,980	2,198,251
NextEra Energy, Inc.	77,075	9,207,379
PG&E Corp.	82,300	5,001,371
Pinnacle West Capital Corp.	19,000	1,482,570
PPL Corp.	112,600	3,834,030
Southern Co. (The)	162,800	8,008,132
Xcel Energy, Inc.	85,095	3,463,367

		63,163,995

Electrical Equipment — 0.5%
Acuity Brands, Inc.(a)	7,000	1,616,020
AMETEK, Inc.	39,500	1,919,700
Eaton Corp. PLC	76,861	5,156,605
Emerson Electric Co.	107,700	6,004,275
Rockwell Automation, Inc.	22,100	2,970,240

		17,666,840

SEE NOTES TO FINANCIAL STATEMENTS.

A167

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	51,800	$3,480,960
Corning, Inc.	161,700	3,924,459
FLIR Systems, Inc.	23,000	832,370
TE Connectivity Ltd.	59,600	4,129,088

		12,366,877

Energy Equipment & Services — 1.1%
Baker Hughes, Inc.	72,548	4,713,444
FMC Technologies, Inc.*	37,900	1,346,587
Halliburton Co.	142,500	7,707,825
Helmerich & Payne, Inc.	18,100	1,400,940
National Oilwell Varco, Inc.(a)	63,100	2,362,464
Schlumberger Ltd.	232,098	19,484,627
Transocean Ltd.*(a)	56,000	825,440

		37,841,327

Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	71,000	7,503,280
Apartment Investment & Management Co. (Class A Stock)	26,274	1,194,153
AvalonBay Communities, Inc.	23,018	4,077,639
Boston Properties, Inc.(a)	25,800	3,245,124
Crown Castle International Corp.	58,500	5,076,045
Digital Realty Trust, Inc.(a)	25,000	2,456,500
Equinix, Inc.	11,755	4,201,355
Equity Residential(a)	61,100	3,932,396
Essex Property Trust, Inc.(a)	11,100	2,580,750
Extra Space Storage, Inc.(a)	20,700	1,598,868
Federal Realty Investment Trust(a)	11,100	1,577,421
General Growth Properties, Inc.(a)	97,600	2,438,048
HCP, Inc.(a)	78,000	2,318,160
Host Hotels & Resorts, Inc.(a)	124,626	2,347,954
Iron Mountain, Inc.	39,930	1,296,926
Kimco Realty Corp.	69,600	1,751,136
Macerich Co. (The)(a)	20,800	1,473,472
Mid-America Apartment Communities, Inc.	17,800	1,742,976
Prologis, Inc.	87,928	4,641,719
Public Storage	24,700	5,520,450
Realty Income Corp.	41,900	2,408,412
Simon Property Group, Inc.	51,761	9,196,377
SL Green Realty Corp.(a)	17,100	1,839,105
UDR, Inc.(a)	42,900	1,564,992
Ventas, Inc.(a)	57,704	3,607,654
Vornado Realty Trust	28,957	3,022,242
Welltower, Inc.	59,400	3,975,642
Weyerhaeuser Co.	123,830	3,726,045

		90,314,841

Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	73,322	11,739,585
CVS Health Corp.	178,338	14,072,652
Kroger Co. (The)	159,500	5,504,345
Sysco Corp.	85,600	4,739,672

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.	253,200	$17,501,184
Walgreens Boots Alliance, Inc.	142,800	11,818,128
Whole Foods Market, Inc.	54,400	1,673,344

		67,048,910

Food Products — 1.6%
Archer-Daniels-Midland Co.	98,338	4,489,130
Campbell Soup Co.	30,100	1,820,147
Conagra Foods, Inc.	71,300	2,819,915
General Mills, Inc.	99,400	6,139,938
Hershey Co. (The)	24,100	2,492,663
Hormel Foods Corp.	45,400	1,580,374
J.M. Smucker Co. (The)	20,100	2,574,006
Kellogg Co.	42,300	3,117,933
Kraft Heinz Co. (The)	99,337	8,674,107
McCormick & Co., Inc. (Non-Voting Shares)(a)	19,500	1,819,935
Mead Johnson Nutrition Co.	31,193	2,207,217
Mondelez International, Inc. (Class A Stock)	259,911	11,521,854
Tyson Foods, Inc. (Class A Stock)	49,600	3,059,328

		52,316,547

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	246,950	9,485,350
Baxter International, Inc.	83,600	3,706,824
Becton, Dickinson & Co.	35,354	5,852,855
Boston Scientific Corp.*	225,499	4,877,543
C.R. Bard, Inc.	12,500	2,808,250
Cooper Cos., Inc. (The)	7,800	1,364,454
Danaher Corp.	100,000	7,784,000
DENTSPLY SIRONA, Inc.	38,500	2,222,605
Edwards Lifesciences Corp.*	35,800	3,354,460
Hologic, Inc.*	43,500	1,745,220
Intuitive Surgical, Inc.*	6,340	4,020,638
Medtronic PLC	231,528	16,491,739
St. Jude Medical, Inc.	47,400	3,801,006
Stryker Corp.	52,500	6,290,025
Varian Medical Systems, Inc.*	15,800	1,418,524
Zimmer Biomet Holdings, Inc.	32,586	3,362,875

		78,586,368

Health Care Providers & Services — 2.6%
Aetna, Inc.	58,457	7,249,253
AmerisourceBergen Corp.(a)	28,600	2,236,234
Anthem, Inc.	43,800	6,297,126
Cardinal Health, Inc.	53,875	3,877,384
Centene Corp.*	28,600	1,616,186
Cigna Corp.	42,800	5,709,092
DaVita, Inc.*	27,500	1,765,500
Envision Healthcare Corp*	17,700	1,120,233
Express Scripts Holding Co.*	105,126	7,231,617
HCA Holdings, Inc.*	50,100	3,708,402
Henry Schein, Inc.*	13,800	2,093,598
Humana, Inc.	24,900	5,080,347
Laboratory Corp. of America Holdings*	17,000	2,182,460
McKesson Corp.	38,107	5,352,128

SEE NOTES TO FINANCIAL STATEMENTS.

A168

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Patterson Cos., Inc.(a)	14,200	$582,626
Quest Diagnostics, Inc.	23,800	2,187,220
UnitedHealth Group, Inc.	159,300	25,494,372
Universal Health Services, Inc. (Class B Stock)	15,100	1,606,338

		85,390,116

Health Care Technology — 0.1%
Cerner Corp.*	51,200	2,425,344

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	71,500	3,722,290
Chipotle Mexican Grill, Inc.*(a)	4,920	1,856,414
Darden Restaurants, Inc.(a)	19,250	1,399,860
Marriott International, Inc. (Class A Stock)	52,923	4,375,674
McDonald’s Corp.	139,700	17,004,284
Royal Caribbean Cruises Ltd.	28,800	2,362,752
Starbucks Corp.	244,700	13,585,744
Wyndham Worldwide Corp.	18,563	1,417,656
Wynn Resorts Ltd.(a)	12,900	1,115,979
Yum! Brands, Inc.	58,900	3,730,137

		50,570,790

Household Durables — 0.5%
D.R. Horton, Inc.	55,000	1,503,150
Garmin Ltd.(a)	19,300	935,857
Harman International Industries, Inc.	11,700	1,300,572
Leggett & Platt, Inc.	22,700	1,109,576
Lennar Corp. (Class A Stock)	30,100	1,292,193
Mohawk Industries, Inc.*	10,700	2,136,576
Newell Brands, Inc.	77,549	3,462,563
PulteGroup, Inc.	52,585	966,512
Whirlpool Corp.(a)	12,807	2,327,929

		15,034,928

Household Products — 1.8%
Church & Dwight Co., Inc.	44,000	1,944,360
Clorox Co. (The)	21,700	2,604,434
Colgate-Palmolive Co.	149,500	9,783,280
Kimberly-Clark Corp.	60,488	6,902,891
Procter & Gamble Co. (The)	445,406	37,449,736

		58,684,701

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	110,400	1,282,848
NRG Energy, Inc.	51,300	628,938

		1,911,786

Industrial Conglomerates — 2.5%
3M Co.	100,700	17,981,999
General Electric Co.	1,480,847	46,794,765
Honeywell International, Inc.	127,350	14,753,498
Roper Technologies, Inc.	16,900	3,094,052

		82,624,314

Insurance — 2.5%
Aflac, Inc.	69,400	4,830,240
Allstate Corp. (The)	62,988	4,668,670

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
American International Group, Inc.	164,829	$10,764,982
Aon PLC	44,325	4,943,567
Arthur J. Gallagher & Co.	26,900	1,397,724
Assurant, Inc.	10,000	928,600
Chubb Ltd.	77,090	10,185,131
Cincinnati Financial Corp.(a)	25,228	1,911,021
Hartford Financial Services Group, Inc. (The)	65,400	3,116,310
Lincoln National Corp.	39,863	2,641,721
Loews Corp.	44,626	2,089,836
Marsh & McLennan Cos., Inc.	87,100	5,887,089
MetLife, Inc.	183,600	9,894,204
Principal Financial Group, Inc.	45,700	2,644,202
Progressive Corp. (The)	98,000	3,479,000
Torchmark Corp.	18,875	1,392,220
Travelers Cos., Inc. (The)	48,498	5,937,125
Unum Group	40,956	1,799,197
Willis Towers Watson PLC	22,000	2,690,160
XL Group Ltd. (Ireland)	47,400	1,766,124

		82,967,123

Internet & Direct Marketing Retail — 2.2%
Amazon.com, Inc.*	65,710	49,273,958
Expedia, Inc.	19,500	2,208,960
Netflix, Inc.*	71,690	8,875,222
Priceline Group, Inc. (The)*	8,320	12,197,619
TripAdvisor, Inc.*	19,400	899,578

		73,455,337

Internet Software & Services — 4.1%
Akamai Technologies, Inc.*	29,400	1,960,392
Alphabet, Inc. (Class A Stock)*	49,335	39,095,521
Alphabet, Inc. (Class C Stock)*	49,530	38,228,244
eBay, Inc.*	177,600	5,272,944
Facebook, Inc. (Class A Stock)*	390,200	44,892,510
VeriSign, Inc.*(a)	15,700	1,194,299
Yahoo!, Inc.*	145,700	5,634,219

		136,278,129

IT Services — 3.6%
Accenture PLC (Class A Stock)	104,200	12,204,946
Alliance Data Systems Corp.	9,900	2,262,150
Automatic Data Processing, Inc.	76,000	7,811,280
Cognizant Technology Solutions Corp. (Class A Stock)*	102,000	5,715,060
CSRA, Inc.	22,600	719,584
Fidelity National Information Services, Inc.	52,900	4,001,356
Fiserv, Inc.*	36,900	3,921,732
Global Payments, Inc.	23,700	1,645,017
International Business Machines Corp.	144,925	24,056,100
Mastercard, Inc. (Class A Stock)	159,800	16,499,350
Paychex, Inc.(a)	53,850	3,278,388
PayPal Holdings, Inc.*	184,600	7,286,162
Teradata Corp.*(a)	23,000	624,910
Total System Services, Inc.	28,293	1,387,206

SEE NOTES TO FINANCIAL STATEMENTS.

A169

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Visa, Inc. (Class A Stock)(a)	312,600	$24,389,052
Western Union Co. (The)(a)	81,104	1,761,579
Xerox Corp.	146,011	1,274,676

		118,838,548

Leisure Products — 0.1%
Hasbro, Inc.	19,150	1,489,678
Mattel, Inc.(a)	57,181	1,575,337

		3,065,015

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	54,782	2,495,868
Illumina, Inc.*	24,000	3,072,960
Mettler-Toledo International, Inc.*	4,150	1,737,024
PerkinElmer, Inc.	18,600	969,990
Thermo Fisher Scientific, Inc.	66,200	9,340,820
Waters Corp.*	13,700	1,841,143

		19,457,805

Machinery — 1.4%
Caterpillar, Inc.(a)	97,200	9,014,328
Cummins, Inc.	26,100	3,567,087
Deere & Co.(a)	48,450	4,992,288
Dover Corp.	26,400	1,978,152
Flowserve Corp.(a)	21,800	1,047,490
Fortive Corp.	50,000	2,681,500
Illinois Tool Works, Inc.	53,675	6,573,041
Ingersoll-Rand PLC	43,100	3,234,224
PACCAR, Inc.	59,328	3,791,059
Parker-Hannifin Corp.	22,787	3,190,180
Pentair PLC (United Kingdom)	28,807	1,615,208
Snap-on, Inc.	10,000	1,712,700
Stanley Black & Decker, Inc.	25,135	2,882,733
Xylem, Inc.	30,400	1,505,408

		47,785,398

Media — 3.0%
CBS Corp. (Class B Non-Voting Stock)	67,968	4,324,124
Charter Communications, Inc. (Class A Stock)*	36,000	10,365,120
Comcast Corp. (Class A Stock)	399,246	27,567,936
Discovery Communications, Inc. (Class A Stock)*(a)	24,500	671,545
Discovery Communications, Inc. (Class C Stock)*(a)	39,900	1,068,522
Interpublic Group of Cos., Inc. (The)	67,762	1,586,308
News Corp. (Class A Stock)	63,025	722,267
News Corp. (Class B Stock)	18,100	213,580
Omnicom Group, Inc.	40,100	3,412,911
Scripps Networks Interactive, Inc. (Class A Stock)(a)	16,400	1,170,468
TEGNA, Inc.	37,000	791,430
Time Warner, Inc.	129,315	12,482,777
Twenty-First Century Fox, Inc. (Class A Stock)	178,600	5,007,944
Twenty-First Century Fox, Inc. (Class B Stock)	77,100	2,100,975

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Viacom, Inc. (Class B Stock)	57,843	$2,030,289
Walt Disney Co. (The)	245,276	25,562,665

		99,078,861

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.*	209,812	2,767,421
Newmont Mining Corp.	88,803	3,025,518
Nucor Corp.	53,600	3,190,272

		8,983,211

Multi-Utilities — 1.0%
Ameren Corp.	40,900	2,145,614
CenterPoint Energy, Inc.	70,910	1,747,222
CMS Energy Corp.	46,600	1,939,492
Consolidated Edison, Inc.(a)	49,200	3,625,056
Dominion Resources, Inc.	102,684	7,864,568
DTE Energy Co.	30,100	2,965,151
NiSource, Inc.	52,900	1,171,206
Public Service Enterprise Group, Inc.	84,900	3,725,412
SCANA Corp.	24,300	1,780,704
Sempra Energy	40,454	4,071,291
WEC Energy Group, Inc.	52,976	3,107,042

		34,142,758

Multiline Retail — 0.5%
Dollar General Corp.	43,500	3,222,045
Dollar Tree, Inc.*	39,447	3,044,519
Kohl’s Corp.(a)	31,200	1,540,656
Macy’s, Inc.	52,920	1,895,065
Nordstrom, Inc.(a)	20,100	963,393
Target Corp.(a)	96,168	6,946,215

		17,611,893

Oil, Gas & Consumable Fuels — 6.2%
Anadarko Petroleum Corp.	91,426	6,375,135
Apache Corp.	63,350	4,020,825
Cabot Oil & Gas Corp.	76,700	1,791,712
Chesapeake Energy Corp.*	106,600	748,332
Chevron Corp.	314,142	36,974,513
Cimarex Energy Co.	16,000	2,174,400
Concho Resources, Inc.*	23,200	3,076,320
ConocoPhillips	207,029	10,380,434
Devon Energy Corp.	84,600	3,863,682
EOG Resources, Inc.	95,100	9,614,610
EQT Corp.	28,400	1,857,360
Exxon Mobil Corp.	691,404	62,406,125
Hess Corp.(a)	43,875	2,732,974
Kinder Morgan, Inc.	314,543	6,514,186
Marathon Oil Corp.	134,694	2,331,553
Marathon Petroleum Corp.	89,394	4,500,988
Murphy Oil Corp.(a)	27,700	862,301
Newfield Exploration Co.*	32,900	1,332,450
Noble Energy, Inc.	71,400	2,717,484
Occidental Petroleum Corp.	127,700	9,096,071
ONEOK, Inc.(a)	35,340	2,028,869
Phillips 66	75,064	6,486,280
Pioneer Natural Resources Co.	27,800	5,005,946
Range Resources Corp.	27,300	938,028

SEE NOTES TO FINANCIAL STATEMENTS.

A170

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.*	72,400	$783,368
Spectra Energy Corp.	114,442	4,702,422
Tesoro Corp.	20,000	1,749,000
Valero Energy Corp.	78,100	5,335,792
Williams Cos., Inc. (The)	114,400	3,562,416

		203,963,576

Personal Products — 0.1%
Coty, Inc. (Class A Stock)	72,800	1,332,968
Estee Lauder Cos., Inc. (The) (Class A Stock)	37,400	2,860,726

		4,193,694

Pharmaceuticals — 5.0%
Allergan PLC*(a)	62,906	13,210,889
Bristol-Myers Squibb Co.	278,540	16,277,877
Eli Lilly & Co.	163,000	11,988,650
Endo International PLC*	34,900	574,803
Johnson & Johnson	455,796	52,512,257
Mallinckrodt PLC*	19,200	956,544
Merck & Co., Inc.	462,103	27,204,004
Mylan NV*	73,200	2,792,580
Perrigo Co. PLC(a)	24,300	2,022,489
Pfizer, Inc.	1,011,423	32,851,019
Zoetis, Inc.	82,900	4,437,637

		164,828,749

Professional Services — 0.3%
Dun & Bradstreet Corp. (The)	6,200	752,184
Equifax, Inc.	20,200	2,388,246
Nielsen Holdings PLC	57,100	2,395,345
Robert Half International, Inc.	22,000	1,073,160
Verisk Analytics, Inc.*	25,100	2,037,367

		8,646,302

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	48,800	1,536,712

Road & Rail — 0.9%
CSX Corp.	159,672	5,737,015
J.B. Hunt Transport Services, Inc.	14,900	1,446,343
Kansas City Southern	18,500	1,569,725
Norfolk Southern Corp.	49,200	5,317,044
Ryder System, Inc.	9,100	677,404
Union Pacific Corp.	138,600	14,370,048

		29,117,579

Semiconductors & Semiconductor Equipment — 3.3%
Analog Devices, Inc.	51,500	3,739,930
Applied Materials, Inc.	182,900	5,902,183
Broadcom Ltd. (Singapore)	65,860	11,642,072
First Solar, Inc.*(a)	13,200	423,588
Intel Corp.	790,200	28,660,554
KLA-Tencor Corp.	26,300	2,069,284
Lam Research Corp.(a)	26,750	2,828,277
Linear Technology Corp.	40,600	2,531,410
Microchip Technology, Inc.(a)	34,300	2,200,345
Micron Technology, Inc.*	169,300	3,711,056

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.(a)	88,850	$9,483,849
Qorvo, Inc.*(a)	21,886	1,154,049
QUALCOMM, Inc.	245,350	15,996,820
Skyworks Solutions, Inc.	32,000	2,389,120
Texas Instruments, Inc.	168,600	12,302,742
Xilinx, Inc.	42,300	2,553,651

		107,588,930

Software — 4.2%
Activision Blizzard, Inc.	110,900	4,004,599
Adobe Systems, Inc.*	83,675	8,614,341
Autodesk, Inc.*	33,400	2,471,934
CA, Inc.	49,273	1,565,403
Citrix Systems, Inc.*	26,300	2,348,853
Electronic Arts, Inc.*	50,300	3,961,628
Intuit, Inc.	41,600	4,767,776
Microsoft Corp.	1,299,100	80,726,074
Oracle Corp.	503,295	19,351,693
Red Hat, Inc.*	30,900	2,153,730
salesforce.com, Inc.*	105,300	7,208,838
Symantec Corp.	103,711	2,477,656

		139,652,525

Specialty Retail — 2.4%
Advance Auto Parts, Inc.(a)	12,400	2,097,088
AutoNation, Inc.*	12,589	612,455
AutoZone, Inc.*	4,940	3,901,563
Bed Bath & Beyond, Inc.(a)	25,800	1,048,512
Best Buy Co., Inc.(a)	47,225	2,015,091
CarMax, Inc.*(a)	32,800	2,111,992
Foot Locker, Inc.	21,100	1,495,779
Gap, Inc. (The)(a)	37,187	834,476
Home Depot, Inc. (The)	204,069	27,361,571
L. Brands, Inc.	40,196	2,646,505
Lowe’s Cos., Inc.	146,325	10,406,634
O’Reilly Automotive, Inc.*(a)	16,100	4,482,401
Ross Stores, Inc.	67,400	4,421,440
Signet Jewelers Ltd.(a)	12,100	1,140,546
Staples, Inc.	105,000	950,250
Tiffany & Co.	17,900	1,385,997
TJX Cos., Inc. (The)	110,400	8,294,352
Tractor Supply Co.	22,700	1,720,887
Ulta Salon Cosmetics & Fragrance, Inc.*	9,800	2,498,412
Urban Outfitters, Inc.*	15,600	444,288

		79,870,239

Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	891,605	103,265,691
Hewlett Packard Enterprise Co.	278,466	6,443,703
HP, Inc.	289,966	4,303,095
NetApp, Inc.	49,000	1,728,230
Seagate Technology PLC(a)	50,400	1,923,768
Western Digital Corp.	46,968	3,191,476

		120,855,963

Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	46,800	1,638,936
Hanesbrands, Inc.	62,700	1,352,439

SEE NOTES TO FINANCIAL STATEMENTS.

A171

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Michael Kors Holdings Ltd.*	29,500	$1,267,910
NIKE, Inc. (Class B Stock)	222,800	11,324,924
PVH Corp.	13,900	1,254,336
Ralph Lauren Corp.(a)	9,800	885,136
Under Armour, Inc. (Class A Stock)*(a)	28,800	836,640
Under Armour, Inc. (Class C Stock)*(a)	29,003	730,006
VF Corp.	55,744	2,973,942

		22,264,269

Tobacco — 1.6%
Altria Group, Inc.	325,500	22,010,310
Philip Morris International, Inc.	258,600	23,659,314
Reynolds American, Inc.	138,984	7,788,663

		53,458,287

Trading Companies & Distributors — 0.2%
Fastenal Co.	48,600	2,283,228
United Rentals, Inc.*	15,100	1,594,258
W.W. Grainger, Inc.(a)	9,400	2,183,150

		6,060,636

Water Utilities — 0.1%
American Water Works Co., Inc.	28,900	2,091,204

TOTAL LONG-TERM INVESTMENTS (cost $1,119,677,815)		3,218,233,634

SHORT-TERM INVESTMENTS — 7.4%
	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS — 7.3%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(b)	79,402,987	$79,402,987
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $161,274,644; includes $161,168,710 of cash collateral for securities on loan)(b)(c)	161,271,929	161,304,184

TOTAL AFFILIATED MUTUAL FUNDS (cost $240,677,631) (Note 4)		240,707,171

	Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills, 0.529%, 03/16/17 (cost $3,995,724)(d)(e)	4,000	3,996,000

TOTAL SHORT-TERM INVESTMENTS (cost $244,673,355)		244,703,171

TOTAL INVESTMENTS — 104.8% (cost $1,364,351,170)		3,462,936,805
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (4.8)%		(157,811,531)

NET ASSETS — 100.0%		$3,305,125,274

See	the Glossary for abbreviations used in the annual report.

#	Principal amount shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $157,096,727; cash collateral of $161,168,710 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
40	S&P 500 E-Mini	Mar. 2017	$4,536,910	$4,472,400	$(64,510)
148	S&P 500 Index	Mar. 2017	83,470,440	82,739,400	(731,040)

					$(795,550)

A U.S. Treasury Obligation with a market value of $3,996,000 has been segregated with UBS AG to cover requirements for open future contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$71,831,123	$—	$—
Air Freight & Logistics	24,301,526	—	—
Airlines	20,897,023	—	—
Auto Components	5,804,478	—	—
Automobiles	17,842,519	—	—
Banks	217,645,904	—	—
Beverages	66,722,916	—	—
Biotechnology	88,848,940	—	—
Building Products	10,554,284	—	—
Capital Markets	92,069,121	—	—
Chemicals	66,791,519	—	—
Commercial Services & Supplies	10,430,821	—	—
Communications Equipment	33,131,447	—	—
Construction & Engineering	3,349,094	—	—
Construction Materials	5,195,884	—	—
Consumer Finance	27,496,426	—	—
Containers & Packaging	10,458,951	—	—
Distributors	3,901,934	—	—
Diversified Consumer Services	862,125	—	—
Diversified Financial Services	52,866,593	—	—
Diversified Telecommunication Services	85,490,579	—	—
Electric Utilities	63,163,995	—	—
Electrical Equipment	17,666,840	—	—
Electronic Equipment, Instruments & Components	12,366,877	—	—
Energy Equipment & Services	37,841,327	—	—
Equity Real Estate Investment Trusts (REITs)	90,314,841	—	—
Food & Staples Retailing	67,048,910	—	—
Food Products	52,316,547	—	—
Health Care Equipment & Supplies	78,586,368	—	—
Health Care Providers & Services	85,390,116	—	—
Health Care Technology	2,425,344	—	—
Hotels, Restaurants & Leisure	50,570,790	—	—
Household Durables	15,034,928	—	—
Household Products	58,684,701	—	—
Independent Power & Renewable Electricity Producers	1,911,786	—	—
Industrial Conglomerates	82,624,314	—	—
Insurance	82,967,123	—	—
Internet & Direct Marketing Retail	73,455,337	—	—
Internet Software & Services	136,278,129	—	—
IT Services	118,838,548	—	—
Leisure Products	3,065,015	—	—
Life Sciences Tools & Services	19,457,805	—	—
Machinery	47,785,398	—	—
Media	99,078,861	—	—
Metals & Mining	8,983,211	—	—
Multi-Utilities	34,142,758	—	—
Multiline Retail	17,611,893	—	—
Oil, Gas & Consumable Fuels	203,963,576	—	—
Personal Products	4,193,694	—	—
Pharmaceuticals	164,828,749	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A173

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Professional Services	$8,646,302	$—	$—
Real Estate Management & Development	1,536,712	—	—
Road & Rail	29,117,579	—	—
Semiconductors & Semiconductor Equipment	107,588,930	—	—
Software	139,652,525	—	—
Specialty Retail	79,870,239	—	—
Technology Hardware, Storage & Peripherals	120,855,963	—	—
Textiles, Apparel & Luxury Goods	22,264,269	—	—
Tobacco	53,458,287	—	—
Trading Companies & Distributors	6,060,636	—	—
Water Utilities	2,091,204	—	—
Affiliated Mutual Funds	240,707,171	—	—
U.S. Treasury Obligation	—	3,996,000	—
Other Financial Instruments*
Futures Contracts	(795,550)	—	—

Total	$3,458,145,255	$3,996,000	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 4.9% of collateral for securities on loan)	7.3%
Banks	6.6
Oil, Gas & Consumable Fuels	6.2
Pharmaceuticals	5.0
Software	4.2
Internet Software & Services	4.1
Technology Hardware, Storage & Peripherals	3.7
IT Services	3.6
Semiconductors & Semiconductor Equipment	3.3
Media	3.0
Capital Markets	2.8
Equity Real Estate Investment Trusts (REITs)	2.7
Biotechnology	2.7
Diversified Telecommunication Services	2.6
Health Care Providers & Services	2.6
Insurance	2.5
Industrial Conglomerates	2.5
Specialty Retail	2.4
Health Care Equipment & Supplies	2.4
Internet & Direct Marketing Retail	2.2
Aerospace & Defense	2.2
Food & Staples Retailing	2.0
Chemicals	2.0
Beverages	2.0
Electric Utilities	1.9
Household Products	1.8
Tobacco	1.6
Diversified Financial Services	1.6
Food Products	1.6
Hotels, Restaurants & Leisure	1.5
Machinery	1.4
Energy Equipment & Services	1.1
Multi-Utilities	1.0

Communications Equipment	1.0%
Road & Rail	0.9
Consumer Finance	0.8
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Airlines	0.6
Life Sciences Tools & Services	0.6
Automobiles	0.5
Electrical Equipment	0.5
Multiline Retail	0.5
Household Durables	0.5
Electronic Equipment, Instruments & Components	0.4
Building Products	0.3
Containers & Packaging	0.3
Commercial Services & Supplies	0.3
Metals & Mining	0.3
Professional Services	0.3
Trading Companies & Distributors	0.2
Auto Components	0.2
Construction Materials	0.2
Personal Products	0.1
U.S. Treasury Obligation	0.1
Distributors	0.1
Construction & Engineering	0.1
Leisure Products	0.1
Health Care Technology	0.1
Water Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1
Real Estate Management & Development	0.1

104.8
Liabilities in excess of other assets	(4.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A174

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts		$—	Due from/to broker — variation margin futures	$795,550	*

*	Includes cumulative appreciation (depreciation) as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$12,284,561

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,191,963)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $90,251,210.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$157,096,727	$(157,096,727)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $157,096,727:
Unaffiliated investments (cost $1,123,673,539)	$3,222,229,634
Affiliated investments (cost $240,677,631)	240,707,171
Dividends and interest receivable	4,175,404
Receivable for investments sold	1,621,489
Receivable for Series shares sold	75,653
Tax reclaim receivable	494
Prepaid expenses	24,314

Total Assets	3,468,834,159

LIABILITIES
Payable to broker for collateral for securities on loan	161,168,710
Payable for Series shares repurchased	1,003,204
Management fee payable	843,309
Due to broker—variation margin futures	347,100
Accrued expenses and other liabilities	202,730
Payable for investments purchased	142,852
Affiliated transfer agent fee payable	980

Total Liabilities	163,708,885

NET ASSETS	$3,305,125,274

Net assets were comprised of:
Paid-in capital	$1,127,461,833
Retained earnings	2,177,663,441

Net assets, December 31, 2016	$3,305,125,274

Net asset value and redemption price per share $3,305,125,274 / 65,187,820 outstanding shares of beneficial interest	$50.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,872)	$66,397,111
Income from securities lending, net (including affiliated income of $505,664)	564,159
Affiliated dividend income	502,761
Interest income	14,714

Total income	67,478,745

EXPENSES
Management fee	10,114,576
Custodian and accounting fees (net of $18,400 fee credit)	288,000
Shareholders’ reports	107,000
Insurance expenses	41,000
Trustees’ fees	37,000
Audit fee	30,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Miscellaneous	13,533

Total expenses	10,657,109
Less: Management fee waiver	(748,698)

Net expenses	9,908,411

NET INVESTMENT INCOME (LOSS)	57,570,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,236)	59,761,702
Futures transactions	12,284,561

72,046,263

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $29,540)	230,179,800
Futures	(1,191,963)

228,987,837

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	301,034,100

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$358,604,434

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$57,570,334	$57,514,806
Net realized gain (loss) on investment transactions	72,046,263	152,884,259
Net change in unrealized appreciation (depreciation) on investments	228,987,837	(187,558,369)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	358,604,434	22,840,696

DISTRIBUTIONS	(210,338,581)	(93,414,310)

SERIES SHARE TRANSACTIONS
Series shares sold [2,976,732 and 4,544,250 shares, respectively]	136,335,898	225,562,519
Series shares issued in reinvestment of distributions [4,481,009 and 1,896,737 shares, respectively]	210,338,581	93,414,310
Series shares repurchased [4,217,650 and 11,644,330 shares, respectively]	(204,352,773)	(550,998,022)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	142,321,706	(232,021,193)

CAPITAL CONTRIBUTIONS (Note 4)	4,458,724	—

TOTAL INCREASE (DECREASE)	295,046,283	(302,594,807)
NET ASSETS:
Beginning of year	3,010,078,991	3,312,673,798

End of year	$3,305,125,274	$3,010,078,991

SEE NOTES TO FINANCIAL STATEMENTS.

A176

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS 97.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.1%
Boeing Co. (The)	129,639	$20,182,199
United Technologies Corp.	201,361	22,073,193

		42,255,392

Banks — 15.5%
Bank of America Corp.	1,872,470	41,381,587
BB&T Corp.	510,224	23,990,732
Citigroup, Inc.	583,930	34,702,960
JPMorgan Chase & Co.	740,087	63,862,107
PNC Financial Services Group, Inc. (The)	230,685	26,980,918
Wells Fargo & Co.	429,728	23,682,310

		214,600,614

Biotechnology — 1.4%
Shire PLC, ADR	111,760	19,041,669

Capital Markets — 2.7%
Goldman Sachs Group, Inc. (The)	156,370	37,442,797

Chemicals — 2.6%
Dow Chemical Co. (The)	307,363	17,587,311
FMC Corp.(a)	319,151	18,051,180

		35,638,491

Communications Equipment — 1.5%
Brocade Communications Systems, Inc.	1,674,560	20,915,254

Consumer Finance — 3.8%
Capital One Financial Corp.	301,782	26,327,462
SLM Corp.*	2,435,678	26,841,171

		53,168,633

Diversified Financial Services — 1.0%
Voya Financial, Inc.	353,887	13,879,448

Electric Utilities — 3.3%
Exelon Corp.	289,587	10,277,443
PG&E Corp.	590,418	35,879,702

		46,157,145

Electrical Equipment — 1.3%
Eaton Corp. PLC	264,951	17,775,563

Electronic Equipment, Instruments & Components — 1.5%
Flex Ltd.*	1,414,309	20,323,620

Energy Equipment & Services — 2.1%
Halliburton Co.(a)	537,231	29,058,825

Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	156,012	16,487,348

Food & Staples Retailing — 1.4%
Wal-Mart Stores, Inc.	272,125	18,809,280

Food Products — 3.2%
Conagra Brands, Inc.	584,369	23,111,794
Mondelez International, Inc. (Class A Stock)	477,362	21,161,457

		44,273,251

Health Care Equipment & Supplies — 1.2%
Zimmer Biomet Holdings, Inc.	165,796	17,110,147

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 2.9%
Cigna Corp.	153,466	$20,470,830
Laboratory Corp. of America Holdings*	148,159	19,020,652

		39,491,482

Hotels, Restaurants & Leisure — 3.6%
Carnival Corp.(a)	329,803	17,169,544
Hyatt Hotels Corp. (Class A Stock)*	357,063	19,731,302
McDonald’s Corp.	108,174	13,166,939

		50,067,785

Household Products — 2.3%
Procter & Gamble Co. (The)	371,795	31,260,524

Industrial Conglomerates — 2.1%
General Electric Co.	938,502	29,656,663

Insurance — 3.4%
Chubb Ltd.	200,066	26,432,720
MetLife, Inc.	394,514	21,260,359

		47,693,079

Internet Software & Services — 3.3%
Alphabet, Inc. (Class A Stock)*	35,480	28,116,126
eBay, Inc.*	570,631	16,942,034

		45,058,160

Media — 4.0%
Comcast Corp. (Class A Stock)	400,077	27,625,317
Liberty Global PLC (United Kingdom) (Series C)*	217,568	6,461,770
Twenty-First Century Fox, Inc. (Class A Stock)	354,395	9,937,236
Viacom, Inc. (Class B Stock)	318,995	11,196,724

		55,221,047

Oil, Gas & Consumable Fuels — 11.0%
Anadarko Petroleum Corp.	284,081	19,808,968
Chevron Corp.	273,236	32,159,877
Hess Corp.(a)	259,537	16,166,560
Noble Energy, Inc.(a)	392,352	14,932,917
Occidental Petroleum Corp.	297,613	21,198,974
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	476,670	25,921,315
Suncor Energy, Inc. (Canada)	659,542	21,560,428

		151,749,039

Pharmaceuticals — 6.3%
Allergan PLC*(a)	86,141	18,090,471
Eli Lilly & Co.	146,838	10,799,935
Merck & Co., Inc.	504,010	29,671,069
Pfizer, Inc.	889,466	28,889,856

		87,451,331

Road & Rail — 2.3%
Ryder System, Inc.	162,588	12,103,051
Union Pacific Corp.	195,950	20,316,096

		32,419,147

SEE NOTES TO FINANCIAL STATEMENTS.

A177

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 2.6%
QUALCOMM, Inc.	239,274	$15,600,665
Texas Instruments, Inc.	273,571	19,962,476

		35,563,141

Software — 3.5%
Microsoft Corp.	442,885	27,520,874
PTC, Inc.*	444,887	20,584,921

		48,105,795

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	157,435	18,234,122

Textiles, Apparel & Luxury Goods — 1.4%
Coach, Inc.	538,330	18,852,317

Wireless Telecommunication Services — 1.1%
Vodafone Group PLC (United Kingdom), ADR	612,511	14,963,643

TOTAL LONG-TERM INVESTMENTS (cost $999,692,202)		1,352,724,752

SHORT-TERM INVESTMENTS — 5.8%
	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(b)	26,883,455	$26,883,455
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $52,938,552; includes $52,896,217 of cash collateral for securities on loan)(b)(c)	52,935,007	52,945,594

TOTAL SHORT-TERM INVESTMENTS (cost $79,822,007)(Note 3)		79,829,049

TOTAL INVESTMENTS — 103.7% (cost $1,079,514,209)		1,432,553,801
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7)%		(50,451,699)

NET ASSETS — 100.0%		$1,382,102,102

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $51,858,527; cash collateral of $52,896,217 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestments.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$42,255,392	$—	$—
Banks	214,600,614	—	—
Biotechnology	19,041,669	—	—
Capital Markets	37,442,797	—	—
Chemicals	35,638,491	—	—
Communications Equipment	20,915,254	—	—
Consumer Finance	53,168,633	—	—
Diversified Financial Services	13,879,448	—	—
Electric Utilities	46,157,145	—	—
Electrical Equipment	17,775,563	—	—
Electronic Equipment, Instruments & Components	20,323,620	—	—
Energy Equipment & Services	29,058,825	—	—
Equity Real Estate Investment Trusts (REITs)	16,487,348	—	—
Food & Staples Retailing	18,809,280	—	—
Food Products	44,273,251	—	—
Health Care Equipment & Supplies	17,110,147	—	—
Health Care Providers & Services	39,491,482	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A178

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Hotels, Restaurants & Leisure	$50,067,785	$—	$—
Household Products	31,260,524	—	—
Industrial Conglomerates	29,656,663	—	—
Insurance	47,693,079	—	—
Internet Software & Services	45,058,160	—	—
Media	55,221,047	—	—
Oil, Gas & Consumable Fuels	151,749,039	—	—
Pharmaceuticals	87,451,331	—	—
Road & Rail	32,419,147	—	—
Semiconductors & Semiconductor Equipment	35,563,141	—	—
Software	48,105,795	—	—
Technology Hardware, Storage & Peripherals	18,234,122	—	—
Textiles, Apparel & Luxury Goods	18,852,317	—	—
Wireless Telecommunication Services	14,963,643	—	—
Affiliated Mutual Funds	79,829,049	—	—

Total	$1,432,553,801	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	15.5%
Oil, Gas & Consumable Fuels	11.0
Pharmaceuticals	6.3
Affiliated Mutual Funds (including 3.8% of collateral for securities on loan)	5.8
Media	4.0
Consumer Finance	3.8
Hotels, Restaurants & Leisure	3.6
Software	3.5
Insurance	3.4
Electric Utilities	3.3
Internet Software & Services	3.3
Food Products	3.2
Aerospace & Defense	3.1
Health Care Providers & Services	2.9
Capital Markets	2.7
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.6
Road & Rail	2.3

Household Products	2.3%
Industrial Conglomerates	2.1
Energy Equipment & Services	2.1
Communications Equipment	1.5
Electronic Equipment, Instruments & Components	1.5
Biotechnology	1.4
Textiles, Apparel & Luxury Goods	1.4
Food & Staples Retailing	1.4
Technology Hardware, Storage & Peripherals	1.3
Electrical Equipment	1.3
Health Care Equipment & Supplies	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Wireless Telecommunication Services	1.1
Diversified Financial Services	1.0

103.7
Liabilities in excess of other assets	(3.7)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$51,858,527	$(51,858,527)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A179

VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $51,858,527:
Unaffiliated investments (cost $999,692,202)	$1,352,724,752
Affiliated investments (cost $79,822,007)	79,829,049
Dividends receivable	2,430,335
Tax reclaim receivable	981,293
Receivable for Series shares sold	2,754
Prepaid expenses	9,903

Total Assets	1,435,978,086

LIABILITIES
Payable to broker for collateral for securities on loan	52,896,217
Management fee payable	469,888
Payable for Series shares repurchased	376,661
Accrued expenses and other liabilities	112,670
Payable for investments purchased	16,753
Distribution fee payable	1,500
Affiliated transfer agent fee payable	980
Administration fee payable	900
Deferred trustees’ fees	415

Total Liabilities	53,875,984

NET ASSETS	$1,382,102,102

Net assets were comprised of:
Paid-in capital	$794,909,046
Retained earnings	587,193,056

Net assets, December 31, 2016	$1,382,102,102

Class I:
Net asset value and redemption price per share $1,375,106,947 / 50,787,622 outstanding shares of beneficial interest	$27.08

Class II:
Net asset value and redemption price per share $6,995,155 / 260,665 outstanding shares of beneficial interest	$26.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $662,536)	$29,679,655
Income from securities lending, net (including affiliated income of $291,543)	328,621
Affiliated dividend income	182,795

Total income	30,191,071

EXPENSES
Management fee	5,191,039
Distribution fee—Class II	19,915
Administration fee—Class II	11,949
Custodian and accounting fees (net of $8,900 fee credit)	123,000
Shareholders’ reports	90,000
Audit fee	28,000
Trustees’ fees	21,000
Insurance expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Legal fees and expenses	11,000
Miscellaneous	17,560

Total expenses	5,543,463

NET INVESTMENT INCOME (LOSS)	24,647,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,106)	9,474,701
Foreign currency transactions	12,012

9,486,713

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,042)	105,539,342
Foreign currencies	5,171

105,544,513

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	115,031,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$139,678,834

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$24,647,608	$22,756,824
Net realized gain (loss) on investment and foreign currency transactions	9,486,713	68,507,339
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	105,544,513	(215,764,228)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,678,834	(124,500,065)

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	7,431,635	6,503,823
Series shares repurchased	(131,189,476)	(120,385,548)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(123,757,841)	(113,881,725)

CAPITAL CONTRIBUTIONS (NOTE 4)	1,379,448	—

TOTAL INCREASE (DECREASE)	17,300,441	(238,381,790)
NET ASSETS:
Beginning of year	1,364,801,661	1,603,183,451

End of year	$1,382,102,102	$1,364,801,661

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The following abbreviations are used in the preceding Portfolios’ descriptions:

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Index

CDX	Credit Derivative Index

Other

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points
CAS	Connecticut Avenue Securities
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Collateralized Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
EURIBOR	Euro Interbank Offered Rate
EUROIS	Euro Overnight Index Swap
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only (Principal amount represents notional)
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-counter
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
RSP	Risparimo (Savings Shares)
STACR	Structured Agency Credit Risk

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

STRIPS	Separate Trading of Registered Interest and Principle of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development
USOIS	United States Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the thirteen Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

Government Money Market Portfolio (formerly known as Money Market Portfolio):    Maximum current income consistent with the stability of capital and maintenance of liquidity.

High Yield Bond Portfolio:    High total return.

Jennison Portfolio:    Long-term growth of capital.

Natural Resources Portfolio:    Long-term growth of capital.

Small Capitalization Stock Portfolio:    Long-term growth of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Value Portfolio:    Capital appreciation.

Note 2:	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following each Portfolio’s Schedule of Investments.

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Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

The Government Money Market Portfolio’s securities of sufficient credit quality are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of their net assets (the Government Money Market Portfolio may invest up to 5% of its net assets) in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR:    The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

P-notes:    The Series Fund may gain exposure to securities in certain foreign markets through investments in P-notes. The Series Fund may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are

B3

designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Series Fund must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the

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underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolio entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on the daily changes in valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

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Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered into CDS contracts to provide a measure of protection against defaults or take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Portfolio’s favor, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of

B6

the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2016, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

PIK Securities:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement

B7

date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolios securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolios also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios may enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

REITs:    Certain Portfolios invest in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

B8

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Each Portfolio generally attempts to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI on behalf of the Portfolios. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Portfolios through its PGIM Fixed Income (“PFI”) unit, Jennison Associates LLC (“Jennison”), Allianz Global Investors U.S. LLC (“Allianz”), Brown Advisory, LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, cost of compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee through June 30, 2016	Management Fee effective July 1, 2016	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40	0.40
Equity Portfolio	0.45	0.45	0.45
Flexible Managed Portfolio	0.60	0.60	0.60
Global Portfolio	0.75	0.75	0.74	***
Government Income Portfolio	0.40	0.40	0.40
Government Money Market Portfolio	0.30	0.30	0.31	*
High Yield Bond Portfolio	0.55	0.55	0.55
Jennison Portfolio	0.60	0.60	0.60
Natural Resources Portfolio	0.45	0.45	0.44	****
Small Capitalization Stock Portfolio	0.40	0.35	0.35	**
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.30% up to $4 billion 0.25% over $4 billion	0.30	%**
Value Portfolio	0.40	0.40	0.40

*	Effective February 16, 2016, the management fee rate was reduced from 0.40% to 0.30%.
**	PI had contractually agreed, through June 30, 2016, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.
***	Effective October 17, 2016, PI has contractually agreed, through June 30, 2017, to waive a portion of its management fee equal to an annual rate of 0.022% of the average daily net assets of the Portfolio. Prior to October 17, 2016, PI had contractually agreed to waive a portion of its management fee equal to an annual rate of 0.011% of the average daily net assets of the Portfolio.
****	Effective February 6, 2016, PI has contractually agreed, through June 30, 2017, to waive a portion of its management fee equal to an annual rate of 0.008% of the average daily net assets of the Portfolio.

B9

At December 31, 2016, the Subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PFI, QMA
Diversified Bond Portfolio	PFI
Equity Portfolio	Jennison
Flexible Managed Portfolio	PFI, QMA
Global Portfolio	Brown, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PFI
Government Money Market Portfolio	PFI
High Yield Bond Portfolio	PFI
Jennison Portfolio	Jennison
Natural Resources Portfolio	Jennison (through February 7, 2016) Allianz (started February 8, 2016)
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PGIM, Inc., QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series Fund has entered into a brokerage commission recapture agreement with certain registered broker-dealers with respect to certain Portfolios. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included with realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Equity Portfolio	$229,241
Global Portfolio	40,187
Jennison Portfolio	84,410
Natural Resources Portfolio	10,688
Value Portfolio	85,411

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prior to July 7, 2016, PGIM, Inc. was the Series Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period

B10

January 1, 2016 through February 4, 2016, PGIM, Inc. had been compensated as follows for these services (PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016):

Portfolio	Amount
Conservative Balanced Portfolio	$1,586
Diversified Bond Portfolio	974
Equity Portfolio	19,858
Flexible Managed Portfolio	3,536
Global Portfolio	2,073
High Yield Bond Portfolio	15,822
Jennison Portfolio	6,237
Natural Resources Portfolio	4,710
Small Capitalization Stock Portfolio	10,922
Value Portfolio	3,037

In February 2016, Prudential, the parent company of the Investment Manager (PI) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of Prudential Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Series Fund. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

Certain Portfolios invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the ”Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Certain Portfolios also invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the SEC, a series of Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PI. Earnings from the Core Funds and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The following Portfolios are reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2015 Withholding Tax		2016 Withholding Tax
Conservative Balanced Portfolio	$44,001	*	$24,389
Flexible Managed Portfolio	53,512	*	35,507
Global Portfolio	118,399	*	99,518
Jennison Portfolio	44,830		19,828

*	Includes amounts from December 2015 reimbursed in 2016.

B11

Note 5:	Portfolio Securities

The cost of purchases and the proceeds from sales of portfolio securities (excluding U.S. Treasury securities and short-term issues) for the year ended December 31, 2016 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$3,744,867,249	$3,800,701,759
Diversified Bond Portfolio	334,420,542	284,706,899
Equity Portfolio	1,399,988,400	1,543,945,875
Flexible Managed Portfolio	6,890,727,464	6,910,310,794
Global Portfolio	364,879,525	398,140,778
Government Income Portfolio	1,663,564,752	1,663,132,464
High Yield Bond Portfolio	1,458,104,502	1,285,151,703
Jennison Portfolio	559,682,243	679,026,998
Natural Resources Portfolio	631,451,815	627,226,477
Small Capitalization Stock Portfolio	141,782,998	170,563,500
Stock Index Portfolio	158,983,199	141,372,856
Value Portfolio	308,305,108	393,017,255

Options written transactions, during the year ended December 31, 2016, were as follows:

Conservative Balanced Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	736,300	$178,078
Written options	363,400	323,993
Expired options	(943,800)	(352,033)
Closed options	(155,900)	(150,038)

Balance at end of year	—	$—

Diversified Bond Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	362,120	$818,728
Written options	1,055,190	1,142,289
Expired options	(608,295)	(1,154,594)
Closed options	(809,015)	(806,423)

Balance at end of year	—	$—

Flexible Managed Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	994,900	$242,423
Written options	479,380	425,892
Expired options	(1,270,280)	(472,028)
Closed options	(204,000)	(196,287)

Balance at end of year	—	$—

Government Income Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	507,660	$127,340
Written options	170,720	150,093
Expired options	(607,380)	(209,100)
Closed options	(71,000)	(68,333)

Balance at end of year	—	$—

B12

Natural Resources Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	—	$—
Written options	337	19,363,136
Expired options	(97)	(6,592,440)
Closed options	(240)	(12,770,696)

Balance at end of year	—	$—

Note 6:	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2016, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2016:
Series shares sold	239,387	$9,099,174
Series shares repurchased	(6,334,813)	(242,961,824)
Capital contributions	—	3,314,283

Net increase (decrease) in shares outstanding	(6,095,426)	$(230,548,367)

Year ended December 31, 2015:
Series shares sold	293,271	$11,456,660
Series shares repurchased	(7,053,688)	(276,805,403)

Net increase (decrease) in shares outstanding	(6,760,417)	$(265,348,743)

B13

Equity Portfolio (cont’d):

Class II	Shares	Amount
Year ended December 31, 2016:
Series shares sold	398	$13,474
Series shares repurchased	(8,058)	(314,707)
Capital contributions	—	1,696

Net increase (decrease) in shares outstanding	(7,660)	$(299,537)

Year ended December 31, 2015:
Series shares sold	3,613	$143,295
Series shares repurchased	(11,130)	(429,755)

Net increase (decrease) in shares outstanding	(7,517)	$(286,460)

Jennison Portfolio:

Class I:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	320,728	$13,823,861
Series shares repurchased	(2,968,599)	(129,617,008)
Capital contributions	—	1,495,392

Net increase (decrease) in shares outstanding	(2,647,871)	$(114,297,755)

Year ended December 31, 2015:
Series shares sold	431,171	$19,031,217
Series shares repurchased	(2,772,574)	(121,821,605)

Net increase (decrease) in shares outstanding	(2,341,403)	$(102,790,388)

Class II:
Year ended December 31, 2016:
Series shares sold	252,683	$10,518,890
Series shares repurchased	(675,625)	(28,548,906)
Capital contributions	—	50,765

Net increase (decrease) in shares outstanding	(422,942)	$(17,979,251)

Year ended December 31, 2015:
Series shares sold	610,426	$26,548,772
Series shares repurchased	(342,018)	(14,541,755)

Net increase (decrease) in shares outstanding	268,408	$12,007,017

Natural Resources Portfolio:

Class I:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	496,242	$11,530,112
Series shares repurchased	(1,542,070)	(35,899,134)
Capital contributions	—	433,706

Net increase (decrease) in shares outstanding	(1,045,828)	$(23,935,316)

Year ended December 31, 2015:
Series shares sold	505,497	$13,787,714
Series shares repurchased	(2,209,981)	(60,093,196)

Net increase (decrease) in shares outstanding	(1,704,484)	$(46,305,482)

B14

Natural Resources Portfolio (cont’d):

Class II:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	1,051,306	$23,568,693
Series shares repurchased	(884,453)	(20,815,011)
Capital contributions	—	46,825

Net increase (decrease) in shares outstanding	166,853	$2,800,507

Year ended December 31, 2015:
Series shares sold	1,095,547	$28,361,875
Series shares repurchased	(1,143,281)	(30,022,697)

Net increase (decrease) in shares outstanding	(47,734)	$(1,660,822)

Value Portfolio:

Class I:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	298,345	$7,100,125
Series shares repurchased	(5,255,263)	(127,500,306)
Capital contributions	—	1,372,480

Net increase (decrease) in shares outstanding	(4,956,918)	$(119,027,701)

Year ended December 31, 2015:
Series shares sold	240,189	$6,087,501
Series shares repurchased	(4,643,993)	(119,918,144)

Net increase (decrease) in shares outstanding	(4,403,804)	$(113,830,643)

Class II:
Year ended December 31, 2016:
Series shares sold	14,253	$331,510
Series shares repurchased	(154,480)	(3,689,170)
Capital contributions	—	6,968

Net increase (decrease) in shares outstanding	(140,227)	$(3,350,692)

Year ended December 31, 2015:
Series shares sold	16,808	$416,322
Series shares repurchased	(17,809)	(467,404)

Net increase (decrease) in shares outstanding	(1,001)	$(51,082)

Note 8:	Borrowings

The Portfolios (excluding the Government Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

B15

The following Portfolios utilized the SCA during the year ended December 31, 2016. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
Diversified Bond Portfolio	$596,800	5	1.93%	$1,602,000	—
Government Income Portfolio	275,000	3	1.67%	275,000	—
Jennison Portfolio	977,704	54	1.76%	3,004,000	661,000
Natural Resources Portfolio	244,500	14	1.77%	675,000	—

Note 9:	Ownership and Affiliates

As of December 31, 2016, all of Class I shares of record of each Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

In addition, one unaffiliated shareholder of record of Natural Resources Portfolio, Class II shares, held 6% of the Portfolio’s aggregate outstanding shares.

Note 10:	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 11.	Other

Pursuant to investment policy changes approved by the Board at its meeting on November 17, 2015 which become effective on September 12, 2016, the Money Market Portfolio changed its name to Government Money Market Portfolio and is now managed as a government money market fund. Accordingly, it now invests at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with government securities. As a government money market fund, the Government Money Market Portfolio continues to seek to maintain a stable $10.00 NAV and will not implement redemption gates and liquidity fees.

B16

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013(a)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.54		$22.45	$20.63	$17.77	$16.32

Income (Loss) From Investment Operations:
Net investment income (loss)	.42		.39	.36	.35	.38
Net realized and unrealized gain (loss) on investments	1.20		(.30)	1.46	2.51	1.43

Total from investment operations	1.62		.09	1.82	2.86	1.81

Less Distributions	—		—	—	—	(.36)
Capital Contributions(f)(Note 4)	.02		—	—	—	—

Net Asset Value, end of year	$24.18		$22.54	$22.45	$20.63	$17.77

Total Return(b)	7.28	%(g)	.40%	8.82%	16.09%	11.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,473.2		$2,554.3	$2,574.4	$2,504.4	$2,287.0
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.58%		.58%	.58%	.58%	.58%
Expenses before waivers and/or expense reimbursement	.58%		.58%	.58%	.58%	.58%
Net investment income (loss)	1.79%		1.70%	1.66%	1.84%	2.11%
Portfolio turnover rate(d)	185%		208%	134%	196%	188%

	Diversified Bond Portfolio
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013	2012(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.64		$11.66	$11.01	$11.88	$11.74

Income (Loss) From Investment Operations:
Net investment income (loss)	.43		.41	.43	.48	.54
Net realized and unrealized gain (loss) on investments	.21		(.43)	.34	(.56)	.66

Total from investment operations	.64		(.02)	.77	(.08)	1.20

Less Distributions	—		—	(.12)	(.79)	(1.06)
Capital Contributions(f)(Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$12.28		$11.64	$11.66	$11.01	$11.88

Total Return(b)	5.50	%(h)	(.17)%	7.09%	(.71)%	10.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,104.6		$1,084.9	$1,067.9	$1,197.5	$1,305.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.44%		.46%	.44%	.44%	.44%
Expenses before waivers and/or expense reimbursement	.44%		.46%	.44%	.44%	.44%
Net investment income (loss)	3.52%		3.48%	3.73%	4.10%	4.57%
Portfolio turnover rate	49%		81%	50%	111%	144%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover.

(e)	Less than $.005 per share.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.19%.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$39.47		$38.56	$35.81	$26.81	$23.73

Income (Loss) From Investment Operations:
Net investment income (loss)	.38		.34	.19	.27	.27
Net realized and unrealized gain (loss) on investments	1.07		.57	2.56	8.73	2.96

Total from investment operations	1.45		.91	2.75	9.00	3.23

Less Distributions:	—		—	—	—	(.15)
Capital Contributions(d)(Note 4)	.04		—	—	—	—

Net Asset Value, end of year	$40.96		$39.47	$38.56	$35.81	$26.81

Total Return(a)	3.78	%(e)	2.36%	7.68%	33.57%	13.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,741.7		$3,846.2	$4,017.6	$3,970.9	$3,167.0
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.47%		.47%	.47%	.47%	.47%
Expenses before waivers and/or expense reimbursement	.47%		.47%	.47%	.47%	.47%
Net investment income (loss)	1.01%		.86%	.52%	.86%	1.04%
Portfolio turnover rate	39%		37%	51%	45%	48%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$39.42		$38.66	$36.05	$27.10	$23.99

Income (Loss) From Investment Operations:
Net investment income (loss)	.23		.18	.04	.13	.17
Net realized and unrealized gain (loss) on investments	1.05		.58	2.57	8.82	3.00

Total from investment operations	1.28		.76	2.61	8.95	3.17

Less Distributions:	—		—	—	—	(.06)
Capital Contributions(d)(Note 4)	.04		—	—	—	—

Net Asset Value, end of year	$40.74		$39.42	$38.66	$36.05	$27.10

Total Return(a)	3.35	%(e)	1.97%	7.24%	33.03%	13.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.7		$2.0	$2.2	$2.3	$1.8
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.87%		.87%	.87%	.87%	.87%
Expenses before waivers and/or expense reimbursement	.87%		.87%	.87%	.87%	.87%
Net investment income (loss)	.61%		.46%	.11%	.47%	.63%
Portfolio turnover rate	39%		37%	51%	45%	48%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return for Class I and Class II would have been 3.68% and 3.25%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013(a)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.95		$23.71	$21.35	$17.77	$15.99

Income (Loss) From Investment Operations:
Net investment income (loss)	.44		.42	.37	.36	.37
Net realized and unrealized gain (loss) on investments	1.58		(.18)	1.99	3.22	1.74

Total from investment operations	2.02		.24	2.36	3.58	2.11

Less Distributions	—		—	—	—	(.33)
Capital Contributions(e)(Note 4)	.02		—	—	—	—

Net Asset Value, end of year	$25.99		$23.95	$23.71	$21.35	$17.77

Total Return(b)	8.52	%(f)	1.01%	11.05%	20.15%	13.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,889.8		$3,768.8	$3,943.8	$3,730.6	$3,265.8
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%		.63%	.63%	.63%	.63%
Expenses before waivers and/or expense reimbursement	.63%		.63%	.63%	.63%	.63%
Net investment income (loss)	1.78%		1.74%	1.66%	1.86%	2.05%
Portfolio turnover rate(d)	203%		213%	161%	210%	214%

	Global Portfolio
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.33		$25.72	$24.91	$19.57	$16.94

Income (Loss) From Investment Operations:
Net investment income (loss)	.34		.34	.37	.31	.36
Net realized and unrealized gain (loss) on investments	.81		.27	.44	5.03	2.57

Total from investment operations	1.15		.61	.81	5.34	2.93

Less Distributions	—		—	—	—	(.30)
Capital Contributions(e)(Note 4)	.02		—	—	—	—

Net Asset Value, end of year	$27.50		$26.33	$25.72	$24.91	$19.57

Total Return(b)	4.44	%(g)	2.37%	3.25%	27.29%	17.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$955.4		$965.3	$719.2	$744.5	$611.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.80%		.81%	.81%	.84%	.84%
Expenses before waivers and/or expense reimbursements	.81%		.82%	.82%	.84%	.84%
Net investment income (loss)	1.29%		1.28%	1.45%	1.29%	1.82%
Portfolio turnover rate	40%		33%	37%	70%	57%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 8.44%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.36%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2016(d)		2015(d)		2014		2013		2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.00		$11.92		$11.30		$12.15		$12.37

Income (Loss) From Investment Operations:
Net investment income (loss)	.20		.18		.21		.21		.25
Net realized and unrealized gain (loss) on investments	.06		(.10)		.45		(.49)		.19

Total from investment operations	.26		.08		.66		(.28)		.44

Less Distributions	—		—		(.04)		(.57)		(.66)
Capital Contributions(e)(Note 4)	—	(f)	—		—		—		—

Net Asset Value, end of year	$12.26		$12.00		$11.92		$11.30		$12.15

Total Return(a)	2.17	%(h)	.67%		5.86%		(2.34)%		3.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$226.3		$231.8		$339.2		$341.1		$382.9
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.51%		.48%		.47%		.49%		.48%
Expenses before waivers and/or expense reimbursement	.51%		.48%		.47%		.49%		.48%
Net investment income (loss)	1.60%		1.48%		1.73%		1.78%		1.96%
Portfolio turnover rate(c)	705%		746%		830%		1135%		1154%

	Government Money Market Portfolio
	Year Ended December 31,
	2016(d)		2015(d)		2014		2013		2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00		$10.00		$10.00		$10.00		$10.00

Income From Investment Operations:
Net investment income (loss) and realized gains (losses)	.01		—	(f)	—	(f)	—	(f)	— (f)
Distributions	(.01)		—	(f)	—	(f)	—	(f)	— (f)

Net Asset Value, end of year	$10.00		$10.00		$10.00		$10.00		$10.00

Total Return(a)	.10%		—	%(g)	—	%(g)	—	%(g)	.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$724.2		$650.8		$823.6		$866.0		$903.5
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.35%		.19%		.16%		.17%		.21%
Expenses before waivers and/or expense reimbursement	.35%		.44%		.44%		.44%		.44%
Net investment income (loss)	.09%		.00%		.00	%(g)	.00	%(g)	.01%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(d)	Calculated based on average shares outstanding during the year.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Less than .005%.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2016(d)		2015(d)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.68		$5.11	$5.29	$5.26	$4.93

Income (Loss) From Investment Operations:
Net investment income (loss)	.32		.31	.32	.34	.35
Net realized and unrealized gain (loss) on investments	.42		(.42)	(.18)	.03	.34

Total from investment operations	.74		(.11)	.14	.37	.69

Less Distributions	(.32)		(.32)	(.32)	(.34)	(.36)
Capital Contributions(e)(Note 4)	—	(f)	—	—	—	—

Net Asset Value, end of year	$5.10		$4.68	$5.11	$5.29	$5.26

Total Return(a)	16.24	%(g)	(2.45)%	2.71%	7.26%	14.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,567.6		$3,159.5	$3,245.9	$3,020.5	$2,841.8
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.57%		.57%	.57%	.57%	.57%
Expenses before waivers and/or expense reimbursement	.57%		.57%	.57%	.57%	.57%
Net investment income (loss)	6.61%		6.21%	5.95%	6.34%	6.95%
Portfolio turnover rate(c)	39%		46%	48%	54%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(d)	Calculated based upon average shares outstanding during the year.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2016(a)		2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.54		$40.85	$37.15	$26.98	$23.26

Income (Loss) From Investment Operations:
Net investment income (loss)	.10		.06	.06	.06	.11
Net realized and unrealized gain (loss) on investments	(.55)		4.63	3.64	10.11	3.65

Total from investment operations	(.45)		4.69	3.70	10.17	3.76

Less Distributions	—		—	—	—	(.04)
Capital Contributions(e)(Note 4)	.04		—	—	—	—

Net Asset Value, end of year	$45.13		$45.54	$40.85	$37.15	$26.98

Total Return(b)	(.90	)%(f)	11.48%	9.96%	37.69%	16.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,520.3		$1,654.7	$1,580.0	$1,551.9	$1,213.3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%		.63%	.63%	.63%	.63%
Expenses before waivers and/or expense reimbursement	.63%		.63%	.63%	.63%	.63%
Net investment income (loss)	.23%		.14%	.15%	.18%	.42%
Portfolio turnover rate	35%		31%	34%	40%	45%

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2016(a)		2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$44.19		$39.80	$36.33	$26.49	$22.89

Income (Loss) From Investment Operations:
Net investment income (loss)	(.07)		(.11)	(.10)	(.07)	— (d)
Net realized and unrealized gain (loss) on investments	(.54)		4.50	3.57	9.91	3.60

Total from investment operations	(.61)		4.39	3.47	9.84	3.60

Capital Contributions(e)(Note 4)	.04		—	—	—	—

Net Asset Value, end of year	$43.62		$44.19	$39.80	$36.33	$26.49

Total Return(b)	(1.29	)%(f)	11.03%	9.55%	37.15%	15.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$41.2		$60.4	$43.7	$40.3	$33.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%		1.03%	1.03%	1.03%	1.03%
Expenses before waivers and/or expense reimbursement	1.03%		1.03%	1.03%	1.03%	1.03%
Net investment income (loss)	(.17)%		(.26)%	(.25)%	(.22)%	.02%
Portfolio turnover rate	35%		31%	34%	40%	45%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return for Class I and Class II would have been (.99)% and (1.38)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013(a)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.45		$29.87	$37.29	$33.83	$38.25

Income (Loss) From Investment Operations:
Net investment income (loss)	.26		.29	.23	.20	.25
Net realized and unrealized gain (loss) on investments	5.15		(8.71)	(7.65)	3.26	(1.49)

Total from investment operations	5.41		(8.42)	(7.42)	3.46	(1.24)

Less Distributions	—		—	—	—	(3.18)
Capital Contributions(d)(Note 4)	.03		—	—	—	—

Net Asset Value, end of year	$26.89		$21.45	$29.87	$37.29	$33.83

Total Return(b)	25.36	%(e)	(28.19)%	(19.90)%	10.23%	(2.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$456.1		$386.3	$589.0	$792.1	$802.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.56%		.48%	.45%	.48%	.50%
Expenses before waivers and/or expense reimbursement	.57%		.51%	.50%	.51%	.50%
Net investment income (loss)	1.08%		1.06%	.59%	.55%	.71%
Portfolio turnover rate	140%		29%	24%	22%	26%

	Natural Resources Portfolio
	Class II
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013(a)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.99		$29.35	$36.78	$33.50	$37.89

Income (Loss) From Investment Operations:
Net investment income (loss)	.15		.18	.07	.05	.12
Net realized and unrealized gain (loss) on investments	5.03		(8.54)	(7.50)	3.23	(1.51)

Total from investment operations	5.18		(8.36)	(7.43)	3.28	(1.39)

Less Distributions	—		—	—	—	(3.00)
Capital Contributions(d)(Note 4)	.03		—	—	—	—

Net Asset Value, end of year	$26.20		$20.99	$29.35	$36.78	$33.50

Total Return(b)	24.82	%(e)	(28.48)%	(20.20)%	9.79%	(2.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$42.0		$30.1	$43.5	$54.1	$61.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%		.88%	.85%	.88%	.90%
Expenses before waivers and/or expense reimbursement	.97%		.91%	.90%	.91%	.90%
Net investment income (loss)	.64%		.66%	.19%	.15%	.31%
Portfolio turnover rate	140%		29%	24%	22%	26%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return for Class I and Class II would have been 25.22% and 24.68%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.94		$27.57	$26.16	$18.56	$17.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.35		.30	.25	.22	.26
Net realized and unrealized gain (loss) on investments	6.72		(.93)	1.16	7.38	2.35

Total from investment operations	7.07		(.63)	1.41	7.60	2.61

Less Distributions	—		—	—	—	(1.05)
Capital Contributions(d)(Note 4)	.07		—	—	—	—

Net Asset Value, end of year	$34.08		$26.94	$27.57	$26.16	$18.56

Total Return(a)	26.50	%(e)	(2.29)%	5.39%	40.95%	16.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$810.9		$682.4	$750.9	$770.1	$578.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.40%		.40%	.40%	.42%	.46%
Expenses before waivers and/or expense reimbursement	.42%		.45%	.45%	.45%	.46%
Net investment income (loss)	1.21%		1.06%	.96%	.92%	1.43%
Portfolio turnover rate	20%		16%	15%	14%	10%

	Stock Index Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$48.59		$49.33	$47.02	$35.65	$31.47

Income (Loss) From Investment Operations:
Net investment income (loss)	.89		.86	.79	.73	.68
Net realized and unrealized gain (loss) on investments	4.52		(.26)	5.20	10.64	4.19

Total from investment operations	5.41		.60	5.99	11.37	4.87

Less Distributions	(3.37)		(1.34)	(3.68)	—	(.69)
Capital Contributions(d)(Note 4)	.07		—	—	—	—

Net Asset Value, end of year	$50.70		$48.59	$49.33	$47.02	$35.65

Total Return(a)	11.83	%(f)	1.18%	13.31%	31.89%	15.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,305.1		$3,010.1	$3,312.7	$2,890.5	$2,340.3
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.32%		.32%	.32%	.32%	.32%
Expenses before waivers and/or expense reimbursement	.34%		.37%	.37%	.37%	.37%
Net investment income (loss)	1.84%		1.74%	1.67%	1.77%	1.97%
Portfolio turnover rate	5%		9%	5%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 26.24%.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.69%.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.31		$26.48	$24.05	$18.07	$15.93

Income (Loss) From Investment Operations:
Net investment income (loss)	.46		.39	.29	.22	.22
Net realized and unrealized gain (loss) on investments	2.28		(2.56)	2.14	5.76	2.09

Total from investment operations	2.74		(2.17)	2.43	5.98	2.31

Less Distributions	—		—	—	—	(.17)
Capital Contributions(d)(Note 4)	.03		—	—	—	—

Net Asset Value, end of year	$27.08		$24.31	$26.48	$24.05	$18.07

Total Return(b)	11.39	%(e)	(8.19)%	10.10%	33.09%	14.62%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,375.1		$1,355.1	$1,592.6	$1,568.7	$1,263.3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.42%		.43%	.40%	.40%	.43%
Expenses before waivers and/or expense reimbursement	.42%		.43%	.42%	.43%	.43%
Net investment income (loss)	1.90%		1.52%	1.13%	1.06%	1.36%
Portfolio turnover rate	24%		32%	37%	41%	28%

	Value Portfolio
	Class II
	Year Ended December 31,
	2016(a)		2015(a)	2014(a)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.19		$26.45	$24.12	$18.20	$16.04

Income (Loss) From Investment Operations:
Net investment income (loss)	.37		.29	.18	.16	.17
Net realized and unrealized gain (loss) on investments	2.25		(2.55)	2.15	5.76	2.08

Total from investment operations	2.62		(2.26)	2.33	5.92	2.25

Less Distributions	—		—	—	—	(.09)
Capital Contributions(d)(Note 4)	.03		—	—	—	—

Net Asset Value, end of year	$26.84		$24.19	$26.45	$24.12	$18.20

Total Return(b)	10.95	%(e)	(8.54)%	9.66%	32.53%	14.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7.0		$9.7	$10.6	$7.4	$6.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.82%		.83%	.80%	.80%	.83%
Expenses before waivers and/or expense reimbursement	.82%		.83%	.82%	.83%	.83%
Net investment income (loss)	1.53%		1.12%	.73%	.66%	.95%
Portfolio turnover rate	24%		32%	37%	41%	28%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return for Class I and Class II would have been 11.27% and 10.83%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Government Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and Value Portfolio (the “Portfolios”), each a portfolio of The Prudential Series Fund, including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-A

The Prudential Series Fund

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

SP International Growth Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	-3.58%	6.45%	0.78%
Portfolio: Class II	-4.16	6.02	0.38
MSCI EAFE® Index (GD)	1.51	7.02	1.22

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2016 the SP International Growth Portfolio Class I shares returned -3.58% and the Class II shares returned -4.16%.

The net assets of the Portfolio at December 31, 2016 were $64.2 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadvisers are William Blair & Company, Jennison Associates LLC, and Neuberger Berman Management LLC.

What were market conditions during the reporting period?

The MSCI EAFE Index advanced 1.51% for the year. Positive returns were driven mostly by the materials, energy, and industrial sectors. Specifically, metals and gold stocks rallied off of their bottom at the beginning of the year. Additionally, industrial conglomerates that sell globally (including into the US) improved dramatically. On the other hand, losses were common among major pharmaceutical companies, as uncertainties rose (both pre- and post-election) over the future of health care in the US. Also, for investors based in the US, returns from developed market countries were adversely affected due to the decline in foreign currencies versus the US dollar. The dollar advanced at the beginning of the year during the “risk off” environment, and then again at the end of the year following the election as investors anticipated what could be a stronger US economy and Fed interest rate tightening in 2017.

What strategies or holdings affected the Portfolio’s performance?

Within the Portfolio, risk exposures had the largest negative impact to relative performance. Specifically, underexposure to dividends and companies with lower valuations (lower price to book ratios) detracted the most. Many dividend-paying companies advanced through mid-year, as investors used these stocks as bond proxies in lieu of lower rate bonds. In addition, stocks with lower valuations such as Financials rose at the end of the year as interest rates rose. The Portfolio’s focus is on earnings growth, rather than dividends and lower valuations. Consequently, the subadvisers (especially William Blair and Jennison) were underexposed to the latter characteristics.

Allocations to various industries also hurt relative performance. For example, the subadvisers’ positions in information technology and software stocks, as well as their underweights to metals, mining, food, beverage, tobacco, oil, gas, and other consumable fuel stocks all detracted from the Portfolio. All three subadvisers are looking for companies with higher growth rates and strong balance sheets, so their focus on Technology stocks over the latter companies, which tend to have lower growth rates and, in some cases, more leveraged balance sheets, is not surprising.

Finally, both William Blair and Jennison allocated significantly to China, which had a further negative impact. China declined precipitously in January of 2016 on concerns about negative capital flows and the stability of their currency. Despite a partial recovery later in the year, on balance, investments in China detracted from results. This exposure is not surprising given China’s higher growth rates (relative to the rest of the developed world).

Positive stock selection mitigated negative relative performance for the Portfolio.

Did Portfolio use derivatives, and how did they affect performance?

There was no impact to relative performance from the use of derivatives. Participatory notes (P-notes) were used by Jennison to gain access to the Indian market.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

The MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

1

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2016

SP International Growth
Five Largest Holdings	(% of Net Assets	)
Alibaba Group Holding Ltd.	3.0%
Industria de Diseno Textil SA	2.7%
Tencent Holdings Ltd.	2.7%
Valeo SA	2.2%
Keyence Corp.	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP International Growth (Class I)	Actual	$1,000.00	$998.30	1.01%	$5.07
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
SP International Growth (Class II)	Actual	$1,000.00	$996.50	1.41%	$7.08
	Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 97.5%		Value (Note 2)
COMMON STOCKS — 95.5%	Shares
Argentina — 1.1%
MercadoLibre, Inc.	4,596	$717,620

Australia — 1.2%
Brambles Ltd.	10,850	96,827
Insurance Australia Group Ltd.	74,464	321,114
Macquarie Group Ltd.	5,528	346,286

		764,227

Austria — 0.4%
ANDRITZ AG	4,810	241,048

Brazil — 1.0%
Cielo SA	23,800	203,946
Raia Drogasil SA	24,242	455,762

		659,708

Canada — 4.3%
Alimentation Couche-Tard, Inc. (Class B Stock)	12,967	587,965
Brookfield Asset Management, Inc. (Class A Stock)	13,081	431,804
Constellation Software, Inc.	737	334,904
Home Capital Group, Inc.	7,200	168,061
Peyto Exploration & Development Corp.	7,100	175,616
Suncor Energy, Inc.	20,052	655,631
Toronto-Dominion Bank (The)	7,932	391,209

		2,745,190

China — 6.7%
Alibaba Group Holding Ltd., ADR*	21,654	1,901,438
Baidu, Inc., ADR*	1,670	274,565
China Overseas Land & Investment Ltd.	56,000	147,344
NetEase, Inc., ADR	1,372	295,446
Tencent Holdings Ltd.	70,525	1,710,028

		4,328,821

Denmark — 0.3%
Nets A/S, 144A*	11,940	208,975

Finland — 0.9%
Kone OYJ (Class B Stock)	5,453	243,661
Sampo OYJ (Class A Stock)	7,105	317,613

		561,274

France — 10.1%
Air Liquide SA	2,009	223,399
Arkema SA	5,969	583,476
BNP Paribas SA	11,533	733,938
Dassault Systemes SE	9,905	753,932
Elior Group, 144A	8,490	193,949
Euler Hermes Group	630	55,330
LVMH Moet Hennessy Louis Vuitton SE	3,451	658,010
Pernod Ricard SA	2,365	255,941
Publicis Groupe SA	2,810	193,622
Schneider Electric SE	3,565	247,656
Sodexo SA	1,985	227,905
SPIE SA	10,715	225,521
TOTAL SA	12,646	648,642
Valeo SA	24,392	1,400,296
Vinci SA	1,428	97,140

		6,498,757

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany — 6.3%
adidas AG	7,830	$1,234,937
Brenntag AG	3,755	208,136
Continental AG	1,285	247,565
CTS Eventim AG & Co. KGaA	3,050	96,046
Deutsche Boerse AG*	2,510	204,253
Fresenius SE & Co. KGaA	10,432	813,812
GEA Group AG	3,215	129,020
Gerresheimer AG	1,820	134,983
Rational AG	267	119,080
SAP SE, ADR	4,960	428,693
Siemens AG	3,568	436,867

		4,053,392

Hong Kong — 1.7%
AIA Group Ltd.	69,000	386,527
Sands China Ltd.	36,000	155,310
Techtronic Industries Co. Ltd.	160,805	575,437

		1,117,274

India — 2.2%
HDFC Bank Ltd., ADR	18,255	1,107,713
Tata Motors Ltd., ADR	8,459	290,905

		1,398,618

Ireland — 2.4%
AerCap Holdings NV*	6,100	253,821
Experian PLC	20,327	393,566
Kingspan Group PLC	11,136	301,034
Paddy Power Betfair PLC	1,954	207,920
Ryanair Holdings PLC, ADR*	4,373	364,096

		1,520,437

Israel — 1.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	137,559	260,925
Check Point Software Technologies Ltd.*	4,350	367,401
Teva Pharmaceutical Industries Ltd., ADR	4,700	170,375

		798,701

Italy — 2.0%
Azimut Holding SpA	11,225	186,710
Brembo SpA	6,620	400,480
Brunello Cucinelli SpA	15,888	340,133
Luxottica Group SpA	7,119	382,622

		1,309,945

Japan — 11.3%
Daikin Industries Ltd.	7,200	659,584
Daito Trust Construction Co. Ltd.	1,600	240,540
FANUC Corp.	2,200	368,048
Fuji Heavy Industries Ltd.	9,700	395,221
Hoya Corp.	5,000	209,647
Kansai Paint Co. Ltd.	15,800	290,620
Keyence Corp.	1,937	1,325,391
Kose Corp.	1,150	95,344
Makita Corp.	4,300	287,321
Mitsubishi UFJ Financial Group, Inc.	57,400	354,004
Nabtesco Corp.	4,700	108,951
Nippon Prologis, Inc., REIT	102	208,577

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Nitori Holdings Co. Ltd.	2,600	$296,439
ORIX Corp.	24,100	375,099
Park24 Co. Ltd.	3,400	92,070
Santen Pharmaceutical Co. Ltd.	18,300	223,284
Shionogi & Co. Ltd.	9,676	462,445
SMC Corp.	1,150	273,613
Sundrug Co. Ltd.	3,200	221,252
Sysmex Corp.	6,439	372,042
Toyota Motor Corp.	6,500	381,085

		7,240,577

Mexico — 0.7%
Alsea SAB de CV, 144A(g)	136,753	390,673
Wal-Mart de Mexico SAB de CV	48,100	86,085

		476,758

Netherlands — 3.9%
ASML Holding NV	9,437	1,057,612
Heineken NV	1,300	97,420
Koninklijke Ahold Delhaize NV	14,643	308,427
Koninklijke Philips NV	10,177	311,132
NXP Semiconductors NV*	2,800	274,428
Royal Dutch Shell PLC (Class A Stock)	15,621	426,073

		2,475,092

Norway — 0.2%
Statoil ASA	5,300	96,734

Singapore — 1.2%
Broadcom Ltd.	4,251	751,449

South Africa — 0.3%
Bid Corp. Ltd.	10,134	179,616

Spain — 4.2%
Amadeus IT Group SA (Class A Stock)	19,618	889,761
Banco Bilbao Vizcaya Argentaria SA	14,999	101,077
Industria de Diseno Textil SA	50,503	1,720,439

		2,711,277

Sweden — 2.8%
Atlas Copco AB (Class A Stock)	30,209	916,438
Hexagon AB (Class B Stock)	16,924	602,764
Nordea Bank AB	27,490	304,606

		1,823,808

Switzerland — 7.2%
Actelion Ltd.*	2,028	438,268
Cie Financiere Richemont SA	2,325	153,661
Geberit AG	787	315,081
Givaudan SA	465	851,030
Julius Baer Group Ltd.*	4,865	215,528
Lonza Group AG*	1,307	225,888
Novartis AG	4,270	310,529
Partners Group Holding AG	1,099	514,484
Roche Holding AG	1,770	403,476
SGS SA	180	365,717
Sonova Holding AG	1,610	194,793
UBS Group AG	16,150	252,513
Wolseley PLC	5,938	362,494

		4,603,462

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	90,000	$504,113

Thailand — 0.9%
CP ALL PCL	328,897	574,023

United Kingdom — 12.8%
Ashtead Group PLC	29,765	578,646
ASOS PLC*	13,056	797,700
BAE Systems PLC	41,326	300,588
Barclays PLC	100,149	274,845
Bunzl PLC	11,822	306,917
Compass Group PLC	35,970	664,786
DCC PLC	2,815	209,243
Howden Joinery Group PLC	45,275	213,655
IG Group Holdings PLC	19,960	121,306
Johnson Matthey PLC	7,754	303,395
Lloyds Banking Group PLC	407,805	313,146
Micro Focus International PLC	7,170	192,559
Prudential PLC	14,951	298,386
RELX PLC	37,292	664,566
Rio Tinto PLC	9,289	354,638
Spectris PLC	7,951	226,564
St. James’s Place PLC	77,111	961,871
TalkTalk Telecom Group PLC	72,450	150,927
Travis Perkins PLC	12,499	223,436
Worldpay Group PLC, 144A(g)	166,108	551,497
Worldpay Group PLC, 144A	53,940	179,087
WPP PLC	15,837	352,430

		8,240,188

United States — 7.4%
Albemarle Corp.	7,078	609,274
Aon PLC	3,560	397,047
JPMorgan Chase & Co.	7,641	659,342
Mobileye NV*	15,500	590,860
Nielsen Holdings PLC	5,920	248,344
Samsonite International SA	68,000	193,567
Schlumberger Ltd.	7,112	597,053
Shire PLC	18,691	1,067,248
TE Connectivity Ltd.	2,910	201,605
Yum China Holdings, Inc.*	7,373	192,583

		4,756,923

TOTAL COMMON STOCKS (cost $55,193,186)		61,358,007

	Units
PARTICIPATORY NOTE† — 0.9%
India
Maruti Suzuki India Ltd., Private Placement, expiring 07/26/17, 144A(g) (cost $491,524)	7,396	578,945

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

PREFERRED STOCKS — 1.1%	Shares	Value (Note 2)
Germany
Henkel AG & Co. KGaA (PRFC)	2,660	$316,647
Sartorius AG (PRFC)	5,114	378,897

TOTAL PREFERRED STOCKS (cost $653,832)		695,544

TOTAL LONG-TERM INVESTMENTS (cost $56,338,542)		62,632,496

SHORT-TERM INVESTMENTS — 2.0%
AFFILIATED MUTUAL FUND — 1.6%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $996,130)(w)(Note 4)	996,130	996,130

UNAFFILIATED FUND — 0.4%
Blackrock Liquidity Funds FedFund Portfolio (cost $235,928)	235,928	235,928

TOTAL SHORT-TERM INVESTMENTS (cost $1,232,058)		1,232,058

TOTAL INVESTMENTS — 99.5% (cost $57,570,600)		63,864,554
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		351,378

NET ASSETS — 100.0%		$64,215,932

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
PRFC	Preference Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Participatory notes represented 0.9% of net assets, of which the Portfolio attributed 0.9% to Goldman Sachs & Co. as the counterparty to the securities.

(g)	Indicates a security or securities that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Ultra Short Bond Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$717,620	$—	$—
Australia	—	764,227	—
Austria	—	241,048	—
Brazil	659,708	—	—
Canada	2,745,190	—	—
China	2,471,449	1,857,372	—
Denmark	—	208,975	—
Finland	—	561,274	—
France	—	6,498,757	—
Germany	428,693	3,624,699	—
Hong Kong	—	1,117,274	—
India	1,398,618	—	—
Ireland	617,917	902,520	—
Israel	537,776	260,925	—
Italy	—	1,309,945	—
Japan	—	7,240,577	—
Mexico	476,758	—	—
Netherlands	274,428	2,200,664	—
Norway	—	96,734	—
Singapore	751,449	—	—
South Africa	—	179,616	—
Spain	—	2,711,277	—
Sweden	—	1,823,808	—
Switzerland	—	4,603,462	—
Taiwan	—	504,113	—
Thailand	574,023	—	—
United Kingdom	—	8,240,188	—
United States	3,496,108	1,260,815	—
Participatory Note
India	—	578,945	—
Preferred Stocks
Germany	—	695,544	—
Affiliated Mutual Fund	996,130	—	—
Unaffiliated Fund	235,928	—	—

Total	$16,381,795	$47,482,759	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Internet Software & Services	7.6%
Banks	6.5
Textiles, Apparel & Luxury Goods	4.5
Chemicals	4.5
Insurance	4.3
Machinery	4.2
Software	4.2
Semiconductors & Semiconductor Equipment	4.0
Food & Staples Retailing	3.7
Electronic Equipment, Instruments & Components	3.7
Capital Markets	3.5
Trading Companies & Distributors	3.3
Auto Components	3.2
IT Services	3.2
Specialty Retail	3.2
Oil, Gas & Consumable Fuels	3.2
Hotels, Restaurants & Leisure	3.1
Professional Services	2.6
Automobiles	2.6
Biotechnology	2.4
Pharmaceuticals	2.3
Building Products	2.0
Health Care Equipment & Supplies	1.8
Affiliated Mutual Fund	1.6
Industrial Conglomerates	1.5

Health Care Providers & Services	1.3%
Internet & Direct Marketing Retail	1.2
Media	0.9
Energy Equipment & Services	0.9
Household Durables	0.9
Diversified Telecommunication Services	0.6
Real Estate Management & Development	0.6
Diversified Financial Services	0.6
Airlines	0.6
Life Sciences Tools & Services	0.6
Metals & Mining	0.6
Beverages	0.6
Construction & Engineering	0.5
Household Products	0.5
Aerospace & Defense	0.5
Electrical Equipment	0.4
Unaffiliated Fund	0.4
Equity Real Estate Investment Trusts (REITs)	0.3
Commercial Services & Supplies	0.3
Thrifts & Mortgage Finance	0.3
Personal Products	0.2

99.5
Other assets in excess of liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value:
Unaffiliated investments (cost $56,574,470)	$62,868,424
Affiliated investments (cost $996,130)	996,130
Foreign currency, at value (cost $173,850)	174,751
Tax reclaim receivable	366,784
Receivable for investments sold	116,570
Receivable for Series shares sold	46,960
Dividends and interest receivable	31,290
Receivable from affiliate	2,107
Prepaid expenses	746

Total assets	64,603,762

LIABILITIES
Payable for investments purchased	240,785
Accrued expenses and other liabilities	68,538
Management fee payable	45,917
Payable for Series shares repurchased	31,511
Affiliated transfer agent fee payable	980
Distribution fee payable	62
Administration fee payable	37

Total liabilities	387,830

NET ASSETS	$64,215,932

Net assets were comprised of:
Paid-in capital	$87,180,521
Retained earnings	(22,964,589)

Net assets, December 31, 2016	$64,215,932

Class I:
Net asset value and redemption price per share $63,939,714 / 10,805,411 outstanding shares of beneficial interest	$5.92

Class II:
Net asset value and redemption price per share $276,218 / 47,933 outstanding shares of beneficial interest	$5.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $145,100, of which $13,008 is reimbursable by an affiliate)	$1,250,708
Income from securities lending, net (including affiliated income of $38,209)	46,037
Affiliated dividend income	7,339

Total income	1,304,084

EXPENSES
Management fee	603,841
Distribution fee-Class II	10,727
Administration fee-Class II	6,436
Custodian and accounting fees	146,000
Shareholders’ reports	42,000
Audit fee	31,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Trustees’ fees	11,000
Legal fees and expenses	6,000
Insurance expenses	1,000
Miscellaneous	34,975

Total expenses	904,979
Less: Management fee waiver and/or expense reimbursement	(157,911)

Net expenses	747,068

NET INVESTMENT INCOME (LOSS)	557,016

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,250,061)
Foreign currency transactions	(56,057)

(1,306,118)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,018,403)
Foreign currencies	(2,082)

(2,020,485)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(3,326,603)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,769,587)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$557,016	$399,946
Net realized gain (loss) on investment and foreign currency transactions	(1,306,118)	3,570,291
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,020,485)	(1,156,885)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,769,587)	2,813,352

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	2,996,977	5,323,645
Series shares repurchased	(13,693,195)	(12,028,146)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(10,696,218)	(6,704,501)

Capital Contributions (Note 4)	132,747	—

TOTAL INCREASE (DECREASE)	(13,333,058)	(3,891,149)
NET ASSETS:
Beginning of year	77,548,990	81,440,139

End of year	$64,215,932	$77,548,990

SEE NOTES TO FINANCIAL STATEMENTS.

A5

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the SP International Growth Portfolio (the “Portfolio”).

The Portfolio’s investment objective is long-term growth of capital.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day (generally 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such, as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Participatory Notes:    The Portfolio may gain exposure to securities in certain foreign markets through investments in participatory notes P-notes. The Portfolio may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors.

P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to

B2

the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Concentration of Risk:    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to

B3

entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Series Fund has a management agreement with PI on behalf of the Portfolio. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”) and William Blair & Company LLC (“William Blair”) (collectively, the “Subadvisers”), under which each provides investment advisory services for the Portfolio. PI pays for the services of the Subadvisers, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.85% of the Portfolio’s average daily net assets. Effective July 1, 2016 through June 30, 2017 PI has contractually agreed to waive a portion of its management fee equal to an annual rate of 0.011% of the average daily net assets of the Portfolio. Prior to July 1, 2016, PI had contractually agreed to waive a portion of its management fee equal to an annual rate of 0.013% of the average daily net assets of the Portfolio. The effective management fee rate net of waivers and/or expense reimbursement was 0.63% for the year ended December 31, 2016.

PI has contractually agreed through June 30, 2017 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Portfolio to 1.01% of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series Fund has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was $3,864.

B4

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prior to July 7, 2016, PGIM, Inc. was the Portfolio’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. has been compensated $571 for these services. PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016.

In February 2016, Prudential, the parent company of the manager (PI) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some cases, it failed to maximize securities lending income for the Portfolio of Prudential Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid the affected Portfolio an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolio. The amount of opportunity loss payment to the Portfolio is disclosed in the Portfolio’s “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Portfolio is reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolio’s status as a partnership for tax purposes, as set forth below:

	2015 Withholding Tax	2016 Withholding Tax
SP International Growth	$21,694	$13,008

Note 5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding U.S. Treasury securities and short-term issues) for the year ended December 31, 2016 were $39,293,634 and $49,331,811, respectively.

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

B5

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts will redeem shares of the Portfolio to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Transactions in shares of beneficial interest were as follows:

Class I	Shares	Amount
Year ended December 31, 2016:
Series shares sold	468,237	$2,764,253
Series shares repurchased	(1,297,726)	(7,712,406)
Capital contributions	—	123,193

Net increase (decrease) in shares outstanding	(829,489)	$(4,824,960)

Year ended December 31, 2015:
Series shares sold	694,075	$4,396,614
Series shares repurchased	(1,602,806)	(10,011,034)

Net increase (decrease) in shares outstanding	(908,731)	$(5,614,420)

Class II
Year ended December 31, 2016:
Series shares sold	40,492	$232,724
Series shares repurchased	(1,001,053)	(5,980,789)
Capital contributions	—	9,554

Net increase (decrease) in shares outstanding	(960,561)	$(5,738,511)

Year ended December 31, 2015:
Series shares sold	150,022	$927,031
Series shares repurchased	(334,100)	(2,017,112)

Net increase (decrease) in shares outstanding	(184,078)	$(1,090,081)

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

B6

The Portfolio did not utilize the SCA during the year ended December 31, 2016.

Note 9.	Ownership and Affiliates

As of December 31, 2016, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

B7

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance(c):
Net Asset Value, beginning of year	$6.14		$5.94	$6.30	$5.30	$4.36

Income (Loss) From Investment Operations:
Net investment income (loss)	.05		.03	.03	.02	.08
Net realized and unrealized gain (loss) on investments	(.28)		.17	(.39)	.98	.89

Total from investment operations	(.23)		.20	(.36)	1.00	.97

Less Distributions:	—		—	—	—	(.03)

Capital Contributions(e)(Note 4)	.01		—	—	—	—

Net Asset Value, end of year	$5.92		$6.14	$5.94	$6.30	$5.30

Total Return(a)	(3.58	)%(f)	3.37%	(5.71)%	18.87%	22.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$63.9		$71.5	$74.5	$86.9	$80.9
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.03%		1.22%	1.23%	1.30%	1.19%
Expenses before waivers and/or expense reimbursement	1.25%		1.23%	1.24%	1.31%	1.19%
Net investment income (loss)	.80		.51%	.55%	.37%	1.59%
Portfolio turnover rate	57%		48%	55%	103%	111%

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance(c):
Net Asset Value, beginning of year	$6.01		$5.83	$6.21	$5.24	$4.30

Income (Loss) From Investment Operations:
Net investment income (loss)	.04		.01	.01	— (d)	.06
Net realized and unrealized gain (loss) on investments	(.30)		.17	(.39)	.97	.88

Total from investment operations	(.26)		.18	(.38)	.97	.94

Capital Contributions(e)(Note 4)	.01		—	—	—	—

Net Asset Value, end of year	$5.76		$6.01	$5.83	$6.21	$5.24

Total Return(a)	(4.16	)%(f)	3.09%	(6.12)%	18.51%	21.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.3		$6.1	$6.9	$9.1	$8.6
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.43%		1.62%	1.63%	1.70%	1.59%
Expenses before waivers and/or expense reimbursement	1.65%		1.63%	1.64%	1.71%	1.59%
Net investment income (loss)	.61%		.13%	.17%	(.03)%	1.16%
Portfolio turnover rate	57%		48%	55%	103%	111%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $.005.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return for Class I and Class II would have been (3.74)% and (4.33)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of SP International Growth Portfolio (the “Portfolio”), one of the portfolios constituting The Prudential Series Fund, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-SP INTL GROWTH

The Prudential Series Fund

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

SP Prudential U.S. Emerging Growth Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	4.32%	10.87%	8.10%
Portfolio: Class II	3.81	10.41	7.69
Russell Midcap® Growth Index	7.33	13.51	7.83
S&P Midcap 400 Index	20.74	15.33	9.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2016, the SP Prudential U.S. Emerging Growth Portfolio Class I shares returned 4.32% and Class II shares returned 3.81%.

The net assets of the Portfolio at December 31, 2016 were $218.4 million.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio’s subadviser is Jennison Associates LLC.

What were market conditions during the reporting period?

2016 was a year of volatility and surprises. Decelerating economic growth in China; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election all contributed to volatility. US dollar strength persisted throughout 2016, as superior US economic growth drove a strong preference for the dollar and dollar-denominated assets.

What strategies or holdings affected the Portfolio performance?

The information technology sector was the largest detractor from relative performance due largely to stock selection in a number of different industries, though a modest underweight to the sector also detracted. LinkedIn’s decline reflected signs of significant deceleration in recent high growth rates. The position was eliminated, based on a potential negative impact to share price performance. Also, the Portfolio did not hold NVIDIA, a meaningful contributor to S&P Midcap 400 Index returns, and this detracted from relative performance.

Holdings in health care were also a source of weakness due to stock selection and a slight overweight. Portfolio holdings in pharmaceutical companies were poor performers in aggregate. The Portfolio’s large overweight in health care providers and services also detracted. Endo International was a key detractor as shares fell on the announcement that it was reducing its earnings expectations. The holding was eliminated after the investment decision did not play out as expected. Stock selection in consumer staples also hurt relative results.

Financials and consumer discretionary contributed the most to relative performance. In financials, stock selection and a meaningful overweight stance over the course of the year was beneficial. Positions in consumer finance and real estate investment trusts (REITs) performed particularly well. Shares of SLM rose on election results as Donald Trump’s victory could mean diminished regulatory risk, an increase in loan origination volumes, and the possibility that private student lenders will play a bigger role in the higher education finance ecosystem. In the opinion of the subadviser, the company can potentially outpace industry growth given increased sales efforts, product breadth, and an improved operating/servicing platform.

Stock selection drove outperformance in consumer discretionary. An underweight also helped, although to a lesser degree. Burlington Stores reported healthy results with both top-line and bottom-line results beating expectations. The investment thesis remains intact as the company appears to be making progress in upgrading the quality of its assortment and improving the store experience, as it seeks to bridge the productivity and margin gap with its larger peers, TJ Maxx and Ross Stores.

Copart, a provider of online auctions and vehicle remarketing services with a recurring revenue business model and good visibility into earnings, was also a notable contributor to total return as the investment decision played out in the period.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

The Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2016

SP Prudential U.S. Emerging Growth
Five Largest Holdings	(% of Net Assets	)
Dollar Tree, Inc.	2.7%
SBA Communications Corp. (Class A Stock)	2.7%
Vantiv, Inc. (Class A Stock)	2.3%
Roper Technologies, Inc.	2.1%
Analog Devices, Inc.	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP Prudential US Emerging Growth (Class I)	Actual	$1,000.00	$1,035.10	0.69%	$3.53
	Hypothetical	$1,000.00	$1,021.67	0.69%	$3.51
SP Prudential US Emerging Growth (Class II)	Actual	$1,000.00	$1,032.50	1.09%	$5.57
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS 96.7%
COMMON STOCKS	Shares	Value (Note 2)

Airlines — 1.1%
Spirit Airlines, Inc.*	42,540	$2,461,364

Auto Components — 1.1%
Delphi Automotive PLC (United Kingdom)	36,208	2,438,609

Banks — 1.5%
First Republic Bank	34,368	3,166,668

Biotechnology — 1.5%
Alexion Pharmaceuticals, Inc.*	9,050	1,107,268
BioMarin Pharmaceutical, Inc.*	26,862	2,225,248

		3,332,516

Building Products — 0.9%
Allegion PLC	30,295	1,938,880

Capital Markets — 4.0%
Affiliated Managers Group, Inc.*	24,430	3,549,679
Intercontinental Exchange, Inc.	37,506	2,116,089
MarketAxess Holdings, Inc.	1,425	209,361
TD Ameritrade Holding Corp.	64,180	2,798,248

		8,673,377

Chemicals — 2.7%
Axalta Coating Systems Ltd.*	74,788	2,034,233
FMC Corp.(a)	46,453	2,627,382
WR Grace & Co.	18,447	1,247,755

		5,909,370

Commercial Services & Supplies — 2.4%
Copart, Inc.*	52,207	2,892,790
Stericycle, Inc.*	29,408	2,265,592

		5,158,382

Communications Equipment — 1.3%
Palo Alto Networks, Inc.*(a)	22,935	2,868,022

Construction & Engineering — 1.2%
Quanta Services, Inc.*	76,510	2,666,374

Construction Materials — 0.6%
Vulcan Materials Co.	10,672	1,335,601

Consumer Finance — 1.9%
SLM Corp.*	370,699	4,085,103

Containers & Packaging — 0.8%
Sealed Air Corp.	39,610	1,795,917

Diversified Telecommunication Services — 2.7%
SBA Communications Corp. (Class A Stock)*	56,342	5,817,875

Electrical Equipment — 1.7%
AMETEK, Inc.	76,969	3,740,693

Electronic Equipment, Instruments & Components — 2.8%
Amphenol Corp. (Class A Stock)	58,707	3,945,110
CDW Corp.	29,316	1,527,071
IPG Photonics Corp.*	6,656	657,014

		6,129,195

Equity Real Estate Investment Trusts (REITs) — 2.5%
Crown Castle International Corp.	28,484	2,471,557
Equinix, Inc.	8,081	2,888,230

		5,359,787

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Food & Staples Retailing — 1.1%
Sprouts Farmers Market, Inc.*(a)	126,806	$2,399,170

Food Products — 3.8%
Hain Celestial Group, Inc. (The)*	91,126	3,556,648
J.M. Smucker Co. (The)	12,223	1,565,277
Mead Johnson Nutrition Co.	29,519	2,088,764
TreeHouse Foods, Inc.*(a)	15,219	1,098,660

		8,309,349

Health Care Equipment & Supplies — 4.3%
Align Technology, Inc.*	17,934	1,723,995
C.R. Bard, Inc.	5,294	1,189,350
Cooper Cos., Inc. (The)	11,182	1,956,067
DexCom, Inc.*(a)	27,339	1,632,138
Edwards Lifesciences Corp.*	19,885	1,863,225
West Pharmaceutical Services, Inc.	13,254	1,124,337

		9,489,112

Health Care Providers & Services — 4.6%
Centene Corp.*	59,094	3,339,402
Henry Schein, Inc.*	14,437	2,190,237
Laboratory Corp. of America Holdings*	24,328	3,123,229
Universal Health Services, Inc. (Class B Stock)	13,980	1,487,192

		10,140,060

Hotels, Restaurants & Leisure — 5.0%
Aramark	70,698	2,525,332
Hilton Grand Vacations, Inc.*	10	260
Hilton Worldwide Holdings, Inc.*	53,475	2,976,400
Marriott International, Inc. (Class A Stock)	13,202	1,091,541
Norwegian Cruise Line Holdings Ltd.*	63,106	2,683,898
Park Hotels & Resorts, Inc.*	32,084	959,312
Vail Resorts, Inc.	4,712	760,093

		10,996,836

Household Products — 1.4%
Church & Dwight Co., Inc.	52,119	2,303,138
Clorox Co. (The)	5,743	689,275

		2,992,413

Independent Power & Renewable Electricity Producers — 0.6%
Atlantica Yield PLC (Spain)	69,461	1,344,070

Industrial Conglomerates — 2.9%
Carlisle Cos., Inc.	16,119	1,777,764
Roper Technologies, Inc.	25,307	4,633,206

		6,410,970

IT Services — 5.4%
Fidelity National Information Services, Inc.	25,762	1,948,638
FleetCor Technologies, Inc.*	17,046	2,412,350
Global Payments, Inc.	34,771	2,413,455
Vantiv, Inc. (Class A Stock)*	82,851	4,939,576

		11,714,019

Life Sciences Tools & Services — 1.1%
Quintiles Transnational Holdings, Inc.*	31,829	2,420,595

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Media — 1.3%
AMC Networks, Inc. (Class A Stock)*	40,241	$2,106,214
Cinemark Holdings, Inc.	20,891	801,379

		2,907,593

Mortgage Real Estate Investment Trusts (REITs) — 2.2%
MFA Financial, Inc.	236,839	1,807,081
Starwood Property Trust, Inc.	139,103	3,053,311

		4,860,392

Multiline Retail — 3.7%
Dollar General Corp.	30,641	2,269,579
Dollar Tree, Inc.*(a)	75,838	5,853,177

		8,122,756

Oil, Gas & Consumable Fuels — 2.3%
Concho Resources, Inc.*	7,795	1,033,617
Noble Energy, Inc.	62,426	2,375,934
Targa Resources Corp.	27,220	1,526,225

		4,935,776

Pharmaceuticals — 1.3%
Zoetis, Inc.	53,424	2,859,787

Professional Services — 1.7%
IHS Markit Ltd. (United Kingdom)*	102,625	3,633,951

Real Estate Management & Development — 1.7%
CBRE Group, Inc. (Class A Stock)*	116,008	3,653,092

Road & Rail — 0.9%
JB Hunt Transport Services, Inc.	20,010	1,942,371

Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc.	60,754	4,411,955
NXP Semiconductors NV (Netherlands)*	40,067	3,926,967

		8,338,922

Software — 7.7%
Check Point Software Technologies Ltd. (Israel)*(a)	28,349	2,394,357
Electronic Arts, Inc.*	44,836	3,531,283
Intuit, Inc.	15,135	1,734,622
Red Hat, Inc.*	59,865	4,172,591
ServiceNow, Inc.*	34,428	2,559,378
Splunk, Inc.*(a)	46,732	2,390,342

		16,782,573

Specialty Retail — 8.1%
AutoZone, Inc.*	3,565	2,815,601
Burlington Stores, Inc.*(a)	35,659	3,022,100
O’Reilly Automotive, Inc.*(a)	7,474	2,080,836
Ross Stores, Inc.	48,851	3,204,626
Signet Jewelers Ltd.(a)	29,483	2,779,068
Ulta Salon Cosmetics & Fragrance, Inc.*	14,770	3,765,464

		17,667,695

Textiles, Apparel & Luxury Goods — 0.8%
Kate Spade & Co.*	75,533	1,410,201
Under Armour, Inc. (Class A Stock)*(a)	11,572	336,167

		1,746,368

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Trading Companies & Distributors — 0.3%
Fastenal Co.(a)	13,896	$652,834

TOTAL LONG-TERM INVESTMENTS (cost $161,312,399)		211,198,437

SHORT-TERM INVESTMENTS — 16.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 —Prudential Core Ultra Short Fund(b)	7,531,334	7,531,334
Prudential Investment Portfolios 2 —Prudential Institutional Money Market Fund (cost $27,537,758; includes $27,517,855 of cash collateral for securities on loan)(b)(c)	27,537,120	27,542,627

TOTAL SHORT-TERM INVESTMENTS (cost $35,069,092)(Note 4)		35,073,961

TOTAL INVESTMENTS — 112.7% (cost $196,381,491)		246,272,398
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.7)%		(27,827,318)

NET ASSETS — 100.0%		$218,445,080

The following abbreviation is used in the annual report:

LIBOR	London Interbank Offered Rate

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement is $26,747,803; cash collateral of $27,517,855 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Airlines	$2,461,364	$—	$—
Auto Components	2,438,609	—	—
Banks	3,166,668	—	—
Biotechnology	3,332,516	—	—
Building Products	1,938,880	—	—
Capital Markets	8,673,377	—	—
Chemicals	5,909,370	—	—
Commercial Services & Supplies	5,158,382	—	—
Communications Equipment	2,868,022	—	—
Construction & Engineering	2,666,374	—	—
Construction Materials	1,335,601	—	—
Consumer Finance	4,085,103	—	—
Containers & Packaging	1,795,917	—	—
Diversified Telecommunication Services	5,817,875	—	—
Electrical Equipment	3,740,693	—	—
Electronic Equipment, Instruments & Components	6,129,195	—	—
Equity Real Estate Investment Trusts (REITs)	5,359,787	—	—
Food & Staples Retailing	2,399,170	—	—
Food Products	8,309,349	—	—
Health Care Equipment & Supplies	9,489,112	—	—
Health Care Providers & Services	10,140,060	—	—
Hotels, Restaurants & Leisure	10,996,836	—	—
Household Products	2,992,413	—	—
Independent Power & Renewable Electricity Producers	1,344,070	—	—
Industrial Conglomerates	6,410,970	—	—
IT Services	11,714,019	—	—
Life Sciences Tools & Services	2,420,595	—	—
Media	2,907,593	—	—
Mortgage Real Estate Investment Trusts (REITs)	4,860,392	—	—
Multiline Retail	8,122,756	—	—
Oil, Gas & Consumable Fuels	4,935,776	—	—
Pharmaceuticals	2,859,787	—	—
Professional Services	3,633,951	—	—
Real Estate Management & Development	3,653,092	—	—
Road & Rail	1,942,371	—	—
Semiconductors & Semiconductor Equipment	8,338,922	—	—
Software	16,782,573	—	—
Specialty Retail	17,667,695	—	—
Textiles, Apparel & Luxury Goods	1,746,368	—	—
Trading Companies & Distributors	652,834	—	—
Affiliated Mutual Funds	35,073,961	—	—

Total	$246,272,398	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 12.6% of collateral for securities on loan)	16.0%
Specialty Retail	8.1
Software	7.7
IT Services	5.4
Hotels, Restaurants & Leisure	5.0
Health Care Providers & Services	4.6

Health Care Equipment & Supplies	4.3%
Capital Markets	4.0
Semiconductors & Semiconductor Equipment	3.8
Food Products	3.8
Multiline Retail	3.7
Industrial Conglomerates	2.9
Electronic Equipment, Instruments & Components	2.8

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

Industry table (cont.)
Chemicals	2.7%
Diversified Telecommunication Services	2.7
Equity Real Estate Investment Trusts (REITs)	2.5
Commercial Services & Supplies	2.4
Oil, Gas & Consumable Fuels	2.3
Mortgage Real Estate Investment Trusts (REITs)	2.2
Consumer Finance	1.9
Electrical Equipment	1.7
Real Estate Management & Development	1.7
Professional Services	1.7
Biotechnology	1.5
Banks	1.5
Household Products	1.4
Media	1.3
Communications Equipment	1.3
Pharmaceuticals	1.3

Construction & Engineering	1.2%
Airlines	1.1
Auto Components	1.1
Life Sciences Tools & Services	1.1
Food & Staples Retailing	1.1
Road & Rail	0.9
Building Products	0.9
Containers & Packaging	0.8
Textiles, Apparel & Luxury Goods	0.8
Independent Power & Renewable Electricity Producers	0.6
Construction Materials	0.6
Trading Companies & Distributors	0.3

112.7
Liabilities in excess of other assets	(12.7)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets (1)	Collateral Received	Net Amount
Securities on Loan	$26,747,803	$(26,747,803)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $26,747,803:
Unaffiliated investments (cost $161,312,399)	$211,198,437
Affiliated investments (cost $35,069,092)	35,073,961
Receivable for investments sold	430,121
Dividends receivable	163,092
Tax reclaim receivable	4,832
Receivable for Series shares sold	381
Prepaid expenses	1,990

Total Assets	246,872,814

LIABILITIES
Payable to broker for collateral for securities on loan	27,517,855
Payable for investments purchased	662,458
Management fee payable	111,981
Payable for Series shares repurchased	78,237
Accrued expenses and other liabilities	55,263
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	696
Distribution fee payable	165
Administration fee payable	99

Total Liabilities	28,427,734

NET ASSETS	$218,445,080

Net assets were comprised of:
Paid-in capital	$68,889,590
Retained earnings	149,555,490

Net assets, December 31, 2016	$218,445,080

Class I:
Net asset value and redemption price per share $217,669,883 / 18,022,437 outstanding shares of beneficial interest	$12.08

Class II:
Net asset value and redemption price per share $775,197 / 67,736 outstanding shares of beneficial interest	$11.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$1,595,044
Income from securities lending, net (including affiliated income of $54,887)	63,096
Affiliated dividend income	44,453

Total income	1,702,593

EXPENSES
Management fee	1,294,582
Distribution fee—Class II	2,023
Administration fee—Class II	1,214
Shareholders’ reports	66,000
Custodian and accounting fees (net of $4,500 fee credit)	46,000
Audit fee	32,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Insurance expenses	3,000
Miscellaneous	8,908

Total expenses	1,484,727

NET INVESTMENT INCOME (LOSS)	217,866

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $3,439)	13,547,265
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $4,869)	(5,142,581)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	8,404,684

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,622,550

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$217,866	$(37,010)
Net realized gain (loss) on investment transactions	13,547,265	18,915,771
Net change in unrealized appreciation (depreciation) on investments	(5,142,581)	(23,989,562)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,622,550	(5,110,801)

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	6,067,187	5,696,276
Series shares repurchased	(20,680,651)	(26,437,348)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(14,613,464)	(20,741,072)

CAPITAL CONTRIBUTIONS (Note 4)	283,188	—

TOTAL INCREASE (DECREASE)	(5,707,726)	(25,851,873)
NET ASSETS:
Beginning of year	224,152,806	250,004,679

End of year	$218,445,080	$224,152,806

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to SP Prudential U.S. Emerging Growth (the “Portfolio”).

The Portfolio’s investment objective is long-term capital appreciation.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

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When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting agreements, with select counterparties. These are arrangements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with

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the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk:    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Series Fund has a management agreement with PI on behalf of the Portfolio. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the

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“Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.60% of the Portfolio’s average daily net assets. The effective management fee rate was 0.60% for the year ended December 31, 2016.

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series Fund has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was $6,801.

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prior to July 7, 2016, PGIM, Inc. was the Portfolio’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. has been compensated $77 for these services. PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016.

In February 2016, Prudential, the parent company of the manager (PI) self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for the Portfolio of Prudential Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid the affected Portfolio an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Series Fund. The amount of opportunity loss payment to the Portfolio is disclosed in the Portfolio’s “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is

B4

affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended December 31, 2016 were $73,590,010 and $85,872,161, respectively.

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure, the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2016, the SP Prudential U.S. Emerging Growth Portfolio has Class II shares outstanding.

Transactions in shares of beneficial interest were as follows:

Class I:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	518,814	$6,023,301
Series shares repurchased	(1,782,606)	(20,549,488)
Capital contributions	—	282,097

Net increase (decrease) in shares outstanding	(1,263,792)	$(14,244,090)

Year ended December 31, 2015:
Series shares sold	435,267	$5,331,092
Series shares repurchased	(2,149,064)	(26,043,791)

Net increase (decrease) in shares outstanding	(1,713,797)	$(20,712,699)

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Class II:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	4,148	$43,886
Series shares repurchased	(11,782)	(131,163)
Capital contributions	—	1,091

Net increase (decrease) in shares outstanding	(7,634)	$(86,186)

Year ended December 31, 2015:
Series shares sold	30,609	$365,184
Series shares repurchased	(33,590)	(393,557)

Net increase (decrease) in shares outstanding	(2,981)	$(28,373)

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio did not utilize the SCA during the year ended December 31, 2016.

Note 9.	Ownership and Affiliates

As of December 31, 2016, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10:	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

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Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2016(d)		2015(d)	2014(d)	2013(d)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.58		$11.86	$10.83	$8.43	$7.80

Income From Investment Operations:
Net investment income (loss)	.01		— (c)	.02	.01	.06
Net realized and unrealized gain (loss) on investments	.47		(.28)	1.01	2.39	1.21

Total from investment operations	.48		(.28)	1.03	2.40	1.27

Less Distributions	—		—	—	—	(.64)
Capital Contributions (Note 4)(e)	.02		—	—	—	—

Net Asset Value, end of year	$12.08		$11.58	$11.86	$10.83	$8.43

Total Return(a)	4.32	%(f)	(2.36)%	9.51%	28.47%	16.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$217.7		$223.3	$249.1	$251.8	$221.0
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.69%		.67%	.68%	.68%	.67%
Expenses before waivers and/or expense reimbursement	.69%		.67%	.68%	.68%	.67%
Net investment income (loss)	.10%		(.01)%	.22%	.08%	.73%
Portfolio turnover rate	35%		34%	45%	38%	44%

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2016(d)		2015(d)	2014(d)	2013(d)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.02		$11.33	$10.38	$8.12	$7.53

Income (Loss) From Investment Operations:
Net investment income (loss)	(.03)		(.05)	(.02)	(.03)	.04
Net realized and unrealized gain (loss) on investments	.43		(.26)	.97	2.29	1.16

Total from investment operations	.40		(.31)	.95	2.26	1.20

Less Distributions	—		—	—	—	(.61)
Capital Contributions (Note 4)(e)	.02		—	—	—	—

Net Asset Value, end of year	$11.44		$11.02	$11.33	$10.38	$8.12

Total Return(a)	3.81	%(f)	(2.74)%	9.15%	27.83%	16.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$.8		$.8	$1.0	$.7	$.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.09%		1.07%	1.08%	1.08%	1.07%
Expenses before waivers and/or expense reimbursement	1.09%		1.07%	1.08%	1.08%	1.07%
Net investment income (loss)	(.30)%		(.40)%	(.19)%	(.32)%	.38%
Portfolio turnover rate	35%		34%	45%	38%	44%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $.005 per share.

(d)	Calculated based on average shares outstanding during the year.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return for Class I and Class II would have been 4.15% and 3.63%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of SP Prudential U.S. Emerging Growth Portfolio (the “Portfolio” ), one of the portfolios constituting The Prudential Series Fund, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

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PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-SP US EM GROWTH

The Prudential Series Fund

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

SP Small Cap Value Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	25.45%	14.73%	7.89%
Russell 2000® Value Index	31.74	15.07	6.26
Russell 2500™ Index	17.59	14.54	7.69

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the SP Small Cap Value Portfolio returned 25.45%.

The net assets of the Portfolio at December 31, 2016 were $211.0 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

After a global market sell-off at the beginning of 2016, US equities stabilized and rebounded during February as market sentiment improved on more dovish global central bank policies, stronger economic data, and a recovery in oil prices. In June, markets were dominated by the UK referendum to leave the European Union (commonly called Brexit). Equities sold off following the surprise “leave” result, but later recovered owing to a combination of improving risk sentiment and a dovish Bank of England. After the unexpected victory of Donald Trump in the November US presidential election, equities quickly reversed a short-lived sell-off and surged in anticipation of the pro-growth impact of the President-elect’s fiscal stimulus plan. The Fed raised short-term interest rates by 25 basis points in December, as had been largely anticipated, and set a more hawkish 2017 rate path, causing US equities to decline. (A basis point is 1/100th of a percent.)

During the reporting period, materials and financials were the top-performing sectors in the Russell 2000 Value Index, while the health care and consumer discretionary sectors lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investments in the financials sector detracted most from relative performance, while stock selection in the energy sector contributed positively.

Life Storage, an owner and operator of self-storage properties, was a top detractor from relative returns. Its shares fell after the company announced weaker-than-expected second-quarter earnings and lowered forward guidance in light of a deceleration in comparable-store revenue growth. The moderation in the self-storage industry’s fundamentals was exacerbated by the company’s outsized exposure to Texas relative to its peers, as storage capacity increased in the region. That said, The Portfolio’s subadviser maintains a positive view of Life Storage, which was the result of Sovran Self Storage’s acquisition of LifeStorage LP and the subsequent rebranding. Also, the combination of the two companies strengthens their overall scale and platform, and also improves geographic exposure to high-growth markets on the US West Coast. In addition, while new supply has been increasing recently, the Portfolio’s subadviser believes self-storage industry fundamentals remain relatively healthy in the context of the broader real estate cycle. Furthermore, valuations are attractive given the high growth and low capital requirements of the company’s business model.

Burlington Stores, a discount clothing retailer, was a top contributor to results. After an unusually warm 2015 winter, investor expectations for coat sales declined significantly, pressuring the company’s share price. However, the stock rebounded on strong first-quarter 2016 results that exceeded consensus and management’s expectations. Management also raised its full-year outlook. Shares rose through the remainder of the period as discount retailers continued to capture market share from traditional retailers and as the company executed on its strategic goals of improving margins and inventory management. The Portfolio’s subadviser maintains a positive view on Burlington Stores and its position in the discount retailer industry, but is managing the size of the Portfolio’s position given the stock’s strong returns during the reporting period.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2016

SP Small Cap Value
Five Largest Holdings	(% of Net Assets	)
Webster Financial Corp., Banks	1.4%
Pebblebrook Hotel Trust, Equity Real Estate Investment Trust (REITs)	1.1%
Radian Group, Inc., Thrifts & Mortgage Finance	1.0%
RSP Permian Inc., Oil Gas & Consumable Fuels	1.0%
XPO Logistics, Inc., Air Freight & Logistics	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP Small Cap Value (Class I)	Actual	$1,000.00	$1,190.90	1.03%	$5.67
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2016

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 97.8%	Shares	Value (Note 2)
Aerospace & Defense — 2.2%
Curtiss-Wright Corp.	11,864	$1,166,943
Esterline Technologies Corp.*	12,327	1,099,568
KLX, Inc.*	27,941	1,260,419
Moog, Inc. (Class A Stock)*	17,368	1,140,730

		4,667,660

Air Freight & Logistics — 1.3%
Forward Air Corp.	15,775	747,420
XPO Logistics, Inc.*(a)	46,402	2,002,710

		2,750,130

Airlines — 0.3%
Spirit Airlines, Inc.*	9,151	529,477

Auto Components — 0.6%
Cooper Tire & Rubber Co.	5,345	207,653
Dana, Corp.	26,342	499,971
Standard Motor Products, Inc.	6,446	343,056
Tower International, Inc.	11,025	312,559

		1,363,239

Banks — 21.1%
Ameris Bancorp(a)	17,749	773,856
BancorpSouth, Inc.	31,229	969,660
Bank of the Ozarks, Inc.(a)	18,115	952,668
Banner Corp.	30,155	1,682,951
BNC Bancorp	32,744	1,044,534
Boston Private Financial Holdings, Inc.(a)	51,775	856,876
Brookline Bancorp, Inc.	41,644	682,962
Centerstate Banks, Inc.	16,495	415,179
CoBiz Financial, Inc.	32,134	542,743
Columbia Banking System, Inc.	37,497	1,675,366
Community Bank System, Inc.(a)	21,905	1,353,510
ConnectOne Bancorp, Inc.	24,311	630,870
Cu Bancorp*	11,479	410,948
CVB Financial Corp.(a)	68,022	1,559,744
First Financial Bankshares, Inc.(a)	30,092	1,360,158
First Merchants Corp.	32,674	1,230,176
First Midwest Bancorp, Inc.	37,755	952,559
First of Long Island Corp. (The)	13,587	387,909
Flushing Financial Corp.	24,271	713,325
Glacier Bancorp, Inc.	38,212	1,384,421
Great Western Bancorp, Inc.	37,763	1,646,089
Heritage Financial Corp.	19,885	512,039
Home BancShares, Inc.	38,353	1,065,063
Independent Bank Corp.	17,859	1,258,167
Independent Bank Group, Inc.	9,037	563,909
Lakeland Financial Corp.	14,496	686,531
LegacyTexas Financial Group, Inc.	43,710	1,882,153
MB Financial, Inc.	39,768	1,878,243
PacWest Bancorp	28,971	1,577,181
Pinnacle Financial Partners, Inc.	23,835	1,651,765
PrivateBancorp, Inc.	23,484	1,272,598
Prosperity Bancshares, Inc.(a)	26,268	1,885,517
Renasant Corp.	33,736	1,424,334
Sandy Spring Bancorp, Inc.	12,782	511,152
South State Corp.	15,609	1,364,227
State Bank Financial Corp.	23,119	620,976

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Texas Capital Bancshares, Inc.*	19,987	$1,566,981
Trico Bancshares	14,303	488,876
Webster Financial Corp.(a)	56,025	3,041,037

		44,477,253

Building Products — 0.7%
Gibraltar Industries, Inc.*	21,689	903,347
Masonite International Corp.*	9,735	640,563

		1,543,910

Capital Markets — 1.4%
Golub Capital BDC, Inc.	13,508	248,412
OM Asset Management PLC	51,722	749,969
Stifel Financial Corp.*	31,869	1,591,857
Virtu Financial, Inc. (Class A Stock)(a)	19,982	318,713

		2,908,951

Chemicals — 1.8%
Methanex Corp. (Canada)(a)	1,235	54,093
Minerals Technologies, Inc.	18,940	1,463,115
Olin Corp.(a)	15,581	399,029
Quaker Chemical Corp.	4,592	587,500
Trinseo SA	9,889	586,418
WR Grace & Co.	8,953	605,581

		3,695,736

Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	39,420	1,609,913
Advanced Disposal Services, Inc.*	31,908	708,996
Mobile Mini, Inc.	18,943	573,026
MSA Safety, Inc.	5,307	367,934

		3,259,869

Communications Equipment — 1.5%
Ixia*	52,507	845,363
NetScout Systems, Inc.*	33,509	1,055,533
Viavi Solutions, Inc.*	151,884	1,242,411

		3,143,307

Construction & Engineering — 1.0%
EMCOR Group, Inc.	23,351	1,652,317
Granite Construction, Inc.	9,300	511,500

		2,163,817

Construction Materials — 1.0%
Eagle Materials, Inc.	12,813	1,262,465
Summit Materials, Inc. (Class A Stock)*	32,209	766,252

		2,028,717

Containers & Packaging — 0.7%
Berry Plastics Group, Inc.*	28,461	1,386,904

Distributors — 0.3%
Core-Mark Holding Co., Inc.(a)	16,579	714,058

Electric Utilities — 2.3%
IDACORP, Inc.	20,068	1,616,477
PNM Resources, Inc.	47,372	1,624,860
Portland General Electric Co.	35,382	1,533,102

		4,774,439

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment — 0.2%
Thermon Group Holdings, Inc.*	27,012	$515,659

Electronic Equipment, Instruments & Components — 2.9%
Anixter International, Inc.*	14,063	1,139,806
CTS Corp.	32,458	727,059
OSI Systems, Inc.*	5,301	403,512
Plexus Corp.*	14,848	802,386
SYNNEX Corp.	11,968	1,448,367
Tech Data Corp.*	17,880	1,514,079

		6,035,209

Energy Equipment & Services — 0.3%
Fairmount Santrol Holdings, Inc.*	20,964	247,165
Oceaneering International, Inc.	13,584	383,205

		630,370

Equity Real Estate Investment Trusts (REITs) — 8.6%
Acadia Realty Trust	49,691	1,623,902
Care Capital Properties, Inc.	54,935	1,373,375
Chesapeake Lodging Trust	77,192	1,996,185
Columbia Property Trust, Inc.	19,178	414,245
CubeSmart	35,297	944,901
CyrusOne, Inc.	37,687	1,685,739
Highwoods Properties, Inc.	13,790	703,428
Hudson Pacific Properties, Inc.	28,213	981,248
Life Storage, Inc.	10,709	913,049
Mid-America Apartment Communities, Inc.	14,817	1,450,881
Pebblebrook Hotel Trust(a)	79,449	2,363,608
PS Business Parks, Inc.	9,186	1,070,353
RLJ Lodging Trust	40,088	981,755
Terreno Realty Corp.	59,340	1,690,596

		18,193,265

Food & Staples Retailing — 0.3%
SpartanNash Co.	5,201	205,647
SUPERVALU, Inc.*	106,261	496,239

		701,886

Food Products — 1.1%
Advancepierre Foods Holdings, Inc.(a)	39,534	1,177,323
Pinnacle Foods, Inc.	20,505	1,095,992

		2,273,315

Gas Utilities — 2.4%
New Jersey Resources Corp.	38,742	1,375,341
South Jersey Industries, Inc.(a)	27,762	935,302
Southwest Gas Corp.	13,856	1,061,647
WGL Holdings, Inc.	22,979	1,752,838

		5,125,128

Health Care Equipment & Supplies — 1.3%
CONMED Corp.(a)	20,339	898,373
ICU Medical, Inc.*	3,665	540,038
Integra LifeSciences Holdings Corp.*(a)	9,314	799,048
Wright Medical Group NV*(a)	21,655	497,632

		2,735,091

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 1.3%
Acadia Healthcare Co., Inc.*(a)	14,693	$486,338
American Renal Associates Holdings, Inc.*(a)	15,290	325,371
AMN Healthcare Services, Inc.*	7,544	290,067
Envision Healthcare Corp.*	10,057	636,507
VCA, Inc.*	13,827	949,224

		2,687,507

Health Care Technology — 0.2%
HMS Holdings Corp.*	19,906	361,493

Hotels, Restaurants & Leisure — 2.6%
Extended Stay America, Inc.	29,842	481,948
Jack in the Box, Inc.	12,940	1,444,621
Marriott Vacations Worldwide Corp.(a)	15,648	1,327,733
Red Rock Resorts, Inc. (Class A Stock)	32,983	764,876
Sonic Corp.(a)	14,037	372,121
Vail Resorts, Inc.	6,344	1,023,351

		5,414,650

Household Durables — 0.9%
Calatlantic Group, Inc.(a)	14,895	506,579
Meritage Homes Corp.*(a)	14,912	518,937
TopBuild Corp.*	14,650	521,540
William Lyon Homes (Class A Stock)*(a)	14,387	273,785

		1,820,841

Household Products — 0.5%
Spectrum Brands Holdings, Inc.(a)	7,939	971,178

Insurance — 4.3%
Allied World Assurance Co. Holdings AG	20,859	1,120,337
AMERISAFE, Inc.	9,613	599,370
AmTrust Financial Services, Inc.(a)	23,886	653,999
CNO Financial Group, Inc.	86,905	1,664,231
Enstar Group Ltd. (Bermuda)*(g)	3,310	654,387
Kinsale Capital Group, Inc.	14,642	497,974
Maiden Holdings Ltd.	54,818	956,574
National General Holdings Corp.	42,128	1,052,779
ProAssurance Corp.	15,674	880,879
RLI Corp.(a)	16,907	1,067,339

		9,147,869

Internet Software & Services — 0.4%
Cornerstone OnDemand, Inc.*	19,316	817,260

IT Services — 1.0%
Convergys Corp.	28,683	704,454
DST Systems, Inc.	7,252	777,052
MAXIMUS, Inc.	12,144	677,514

		2,159,020

Life Sciences Tools & Services — 0.7%
PRA Health Sciences, Inc.*	15,503	854,525
VWR Corp.*	28,372	710,151

		1,564,676

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery — 2.9%
Barnes Group, Inc.	18,108	$858,681
Federal Signal Corp.	32,986	514,912
Itt, Inc.	28,805	1,111,009
RBC Bearings, Inc.*	4,842	449,386
Rexnord Corp.*	19,453	381,084
Standex International Corp.	5,086	446,805
TriMas Corp.*	47,635	1,119,423
Watts Water Technologies, Inc. (Class A Stock)	13,525	881,830
Woodward, Inc.	5,827	402,354

		6,165,484

Media — 2.1%
Live Nation Entertainment, Inc.*	55,345	1,472,177
Nexstar Broadcasting Group, Inc. (Class A Stock)(a)	17,276	1,093,571
Regal Entertainment Group (Class A Stock)(a)	40,825	840,995
TEGNA, Inc.	28,785	615,711
Time, Inc.	27,614	492,910

		4,515,364

Metals & Mining — 1.4%
AK Steel Holding Corp.*(a)	99,466	1,015,548
Allegheny Technologies, Inc.(a)	19,502	310,667
Cliffs Natural Resources, Inc.*(a)	36,656	308,277
Hecla Mining Co.	43,305	226,918
Kaiser Aluminum Corp.	6,435	499,935
Royal Gold, Inc.	4,983	315,673
Ryerson Holding Corp.*	27,118	362,025

		3,039,043

Mortgage Real Estate Investment Trusts (REITs) — 2.1%
Blackstone Mortgage Trust, Inc. (Class A Stock)	47,129	1,417,169
MFA Financial, Inc.	106,336	811,343
PennyMac Mortgage Investment Trust	45,589	746,292
Two Harbors Investment Corp.	162,565	1,417,567

		4,392,371

Multi-Utilities — 0.7%
Black Hills Corp.(a)	21,916	1,344,328
NorthWestern Corp.	1,399	79,561

		1,423,889

Multiline Retail — 0.3%
JC Penney Co., Inc.*(a)	66,751	554,701

Oil, Gas & Consumable Fuels — 5.5%
Callon Petroleum Co.*	53,581	823,540
Carrizo Oil & Gas, Inc.*	22,223	830,029
Golar LNG Ltd. (Bermuda)(a)	47,169	1,082,057
Parsley Energy, Inc. (Class A Stock)*	33,084	1,165,880
PDC Energy, Inc.*	23,190	1,683,130
Rice Energy, Inc.*	73,460	1,568,371
RSP Permian, Inc.*	46,239	2,063,184
SM Energy Co.	20,659	712,322
Synergy Resources Corp.*(a)	84,596	753,751
WPX Energy, Inc.*	64,451	939,051

		11,621,315

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products — 0.5%
KapStone Paper and Packaging Corp.	45,994	$1,014,168
Mercer International, Inc. (Canada)	12,689	135,138

		1,149,306

Personal Products
Avon Products, Inc.*	18,218	91,819

Pharmaceuticals — 0.5%
Catalent, Inc.*	27,206	733,474
Prestige Brands Holdings, Inc.*	6,369	331,825

		1,065,299

Professional Services — 0.5%
On Assignment, Inc.*	21,348	942,728

Real Estate Management & Development — 0.6%
Kennedy-Wilson Holdings, Inc.	63,580	1,303,390

Road & Rail — 0.2%
Knight Transportation, Inc.	14,748	487,422
Saia, Inc.*	521	23,002

		510,424

Semiconductors & Semiconductor Equipment — 3.0%
Cabot Microelectronics Corp.	9,919	626,583
Cypress Semiconductor Corp.(a)	66,268	758,106
Entegris, Inc.*	76,353	1,366,719
Intersil Corp. (Class A Stock)	43,268	964,876
MKS Instruments, Inc.	18,734	1,112,800
Semtech Corp.*	37,861	1,194,514
Silicon Laboratories, Inc.*	5,999	389,935

		6,413,533

Software — 2.1%
Bottomline Technologies de, Inc.*	22,429	561,173
CommVault Systems, Inc.*	17,297	889,066
Imperva, Inc.*	10,030	385,152
Mentor Graphics Corp.(a)	23,099	852,122
MicroStrategy, Inc. (Class A Stock)*	377	74,420
Verint Systems, Inc.*	45,264	1,595,556

		4,357,489

Specialty Retail — 2.2%
Boot Barn Holdings, Inc.*(a)	29,441	368,601
Burlington Stores, Inc.*(a)	19,688	1,668,558
DSW, Inc. (Class A Stock)(a)	4,224	95,674
Express, Inc.*	10,215	109,913
Lithia Motors, Inc. (Class A Stock)(a)	11,961	1,158,184
Monro Muffler Brake, Inc.(a)	5,261	300,929
Office Depot, Inc.	104,704	473,262
Party City Holdco, Inc.*(a)	33,737	479,066

		4,654,187

Technology Hardware, Storage & Peripherals — 0.3%
Electronics For Imaging, Inc.*(a)	15,048	660,005

Textiles, Apparel & Luxury Goods — 0.5%
Columbia Sportswear Co.	10,044	585,565
Steven Madden Ltd.*	14,483	517,767

		1,103,332

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Thrifts & Mortgage Finance — 2.7%
Dime Community Bancshares, Inc.	15,042	$302,344
OceanFirst Financial Corp.	14,647	439,849
Oritani Financial Corp.	19,086	357,863
Provident Financial Services, Inc.	35,017	990,981
Radian Group, Inc.	121,720	2,188,526
Washington Federal, Inc.	18,216	625,720
WSFS Financial Corp.	16,858	781,368

		5,686,651

Trading Companies & Distributors — 2.7%
Beacon Roofing Supply, Inc.*	27,657	1,274,158
Herc Holdings, Inc.*	22,415	900,186
Kaman Corp.(a)	18,834	921,548
Now, Inc.*	23,468	480,390
Univar, Inc.*	44,631	1,266,181
WESCO International, Inc.*	11,367	756,474

		5,598,937

Water Utilities — 0.3%
California Water Service Group	19,064	646,270

TOTAL COMMON STOCKS (cost $150,857,119)		206,457,421

EXCHANGE TRADED FUND — 0.6%
iShares Russell 2000 Value ETF (cost $1,274,633)	10,559	1,255,887

TOTAL LONG-TERM INVESTMENTS (cost $152,131,752)		207,713,308

SHORT-TERM INVESTMENTS — 18.9%	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	3,158,993	$3,158,993
Prudential Institutional Portfolios 2 – Prudential Institutional Money Market Fund (cost $36,776,601; includes $36,753,817 of cash collateral for securities on loan)(b)(w)	36,774,369	36,781,724

TOTAL SHORT-TERM INVESTMENTS (cost $39,935,594)(Note 4)		39,940,717

TOTAL INVESTMENTS — 117.3% (cost $192,067,346)		247,654,025
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.3)%		(36,610,540)

NET ASSETS — 100.0%		$211,043,485

The following abbreviation is used in the annual report:

LIBOR	London Interbank Offered Rate

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,688,568; cash collateral of $36,753,817 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	Indicates a security or securities that have been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$4,667,660	$—	$—
Air Freight & Logistics	2,750,130	—	—
Airlines	529,477	—	—
Auto Components	1,363,239	—	—
Banks	44,477,253	—	—
Building Products	1,543,910	—	—
Capital Markets	2,908,951	—	—
Chemicals	3,695,736	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Commercial Services & Supplies	$3,259,869	$—	$—
Communications Equipment	3,143,307	—	—
Construction & Engineering	2,163,817	—	—
Construction Materials	2,028,717	—	—
Containers & Packaging	1,386,904	—	—
Distributors	714,058	—	—
Electric Utilities	4,774,439	—	—
Electrical Equipment	515,659	—	—
Electronic Equipment, Instruments & Components	6,035,209	—	—
Energy Equipment & Services	630,370	—	—
Equity Real Estate Investment Trusts (REITs)	18,193,265	—	—
Food & Staples Retailing	701,886	—	—
Food Products	2,273,315	—	—
Gas Utilities	5,125,128	—	—
Health Care Equipment & Supplies	2,735,091	—	—
Health Care Providers & Services	2,687,507	—	—
Health Care Technology	361,493	—	—
Hotels, Restaurants & Leisure	5,414,650	—	—
Household Durables	1,820,841	—	—
Household Products	971,178	—	—
Insurance	9,147,869	—	—
Internet Software & Services	817,260	—	—
IT Services	2,159,020	—	—
Life Sciences Tools & Services	1,564,676	—	—
Machinery	6,165,484	—	—
Media	4,515,364	—	—
Metals & Mining	3,039,043	—	—
Mortgage Real Estate Investment Trusts (REITs)	4,392,371	—	—
Multi-Utilities	1,423,889	—	—
Multiline Retail	554,701	—	—
Oil, Gas & Consumable Fuels	11,621,315	—	—
Paper & Forest Products	1,149,306	—	—
Personal Products	91,819	—	—
Pharmaceuticals	1,065,299	—	—
Professional Services	942,728	—	—
Real Estate Management & Development	1,303,390	—	—
Road & Rail	510,424	—	—
Semiconductors & Semiconductor Equipment	6,413,533	—	—
Software	4,357,489	—	—
Specialty Retail	4,654,187	—	—
Technology Hardware, Storage & Peripherals	660,005	—	—
Textiles, Apparel & Luxury Goods	1,103,332	—	—
Thrifts & Mortgage Finance	5,686,651	—	—
Trading Companies & Distributors	5,598,937	—	—
Water Utilities	646,270	—	—
Exchange Traded Fund	1,255,887	—	—
Affiliated Mutual Funds	39,940,717	—	—

Total	$247,654,025	$—	$—

During the period, there were no transfers between Level 1 and level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	21.1%
Affiliated Mutual Funds (including 17.4% of collateral for securities on loan)	18.9
Equity Real Estate Investment Trusts (REITs)	8.6
Oil, Gas & Consumable Fuels	5.5
Insurance	4.3
Semiconductors & Semiconductor Equipment	3.0
Machinery	2.9
Electronic Equipment, Instruments & Components	2.9
Thrifts & Mortgage Finance	2.7
Trading Companies & Distributors	2.7
Hotels, Restaurants & Leisure	2.6
Gas Utilities	2.4
Electric Utilities	2.3
Aerospace & Defense	2.2
Specialty Retail	2.2
Media	2.1
Mortgage Real Estate Investment Trusts (REITs)	2.1
Software	2.1
Chemicals	1.8
Commercial Services & Supplies	1.5
Communications Equipment	1.5
Metals & Mining	1.4
Capital Markets	1.4
Air Freight & Logistics	1.3
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	1.3
Food Products	1.1
Construction & Engineering	1.0

IT Services	1.0%
Construction Materials	1.0
Household Durables	0.9
Life Sciences Tools & Services	0.7
Building Products	0.7
Multi-Utilities	0.7
Containers & Packaging	0.7
Auto Components	0.6
Real Estate Management & Development	0.6
Exchange Traded Fund	0.6
Paper & Forest Products	0.5
Textiles, Apparel & Luxury Goods	0.5
Pharmaceuticals	0.5
Household Products	0.5
Professional Services	0.5
Internet Software & Services	0.4
Distributors	0.3
Food & Staples Retailing	0.3
Technology Hardware, Storage & Peripherals	0.3
Water Utilities	0.3
Energy Equipment & Services	0.3
Multiline Retail	0.3
Airlines	0.3
Electrical Equipment	0.2
Road & Rail	0.2
Health Care Technology	0.2

117.3
Liabilities in excess of other assets	(17.3)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$35,688,568	$(35,688,568)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value, including securities on loan of $35,688,568:
Unaffiliated investments (cost $152,131,752)	$207,713,308
Affiliated investments (cost $39,935,594)	39,940,717
Dividends and interest receivable	508,040
Receivable for investments sold	406,525
Receivable for Series shares sold	46,459
Tax reclaim receivable	6,549
Prepaid expenses	1,465

Total assets	248,623,063

LIABILITIES
Payable to broker for collateral for securities on loan	36,753,817
Payable for investments purchased	502,602
Management fee payable	159,968
Accrued expenses and other liabilities	87,725
Payable for Series shares repurchased	74,230
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	256

Total liabilities	37,579,578

NET ASSETS	$211,043,485

Net assets were comprised of:
Paid-in capital	$65,414,258
Retained earnings	145,629,227

Net assets, December 31, 2016	$211,043,485

Class I:
Net asset value and redemption price per share $211,043,485 / 8,995,394 outstanding shares of beneficial interest	$23.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,510)	$3,214,605
Income from securities lending, net (including affiliated income of $89,660)	100,987
Affiliated dividend income	24,089

Total income	3,339,681

EXPENSES
Management fee	1,700,741
Shareholders’ reports	82,000
Custodian and accounting fees	74,000
Audit fee	30,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Trustees’ fees	11,000
Legal fees and expenses	6,000
Insurance expenses	2,000
Loan interest expense	90
Miscellaneous	10,453

Total expenses	1,928,284
Less: Management fee waiver and/or expense reimbursement	(15,118)

Net expenses	1,913,166

NET INVESTMENT INCOME (LOSS)	1,426,515

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions (including affiliated of $379)	4,852,450

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,123)	37,713,563
Foreign currencies	141

37,713,704

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	42,566,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,992,669

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,426,515	$1,107,065
Net realized gain (loss) on investment and foreign currency transactions	4,852,450	29,976,611
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	37,713,704	(42,048,763)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,992,669	(10,965,087)

SERIES SHARE TRANSACTIONS
Series shares sold [369,150 and 284,448 shares, respectively]	7,536,151	5,643,047
Series shares repurchased [1,514,712 and 1,129,566 shares, respectively]	(30,263,917)	(22,112,060)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(22,727,766)	(16,469,013)

CAPITAL CONTRIBUTIONS (Note 4)	131,207	—

TOTAL INCREASE (DECREASE)	21,396,110	(27,434,100)
NET ASSETS:
Beginning of year	189,647,375	217,081,475

End of year	$211,043,485	$189,647,375

SEE NOTES TO FINANCIAL STATEMENTS.

A7

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the SP Small Cap Value Portfolio (the “Portfolio”).

The Portfolio’s investment objective is long-term growth of capital.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Concentration of Risk:    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

B2

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Series Fund has a management agreement with PI on behalf of the Portfolio. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) (the “Subadviser”), under which GSAM provides investment advisory services for the Portfolio. PI

B3

pays for the services of the Subadviser, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.90% of the Portfolio’s average daily net assets. PI has contractually agreed, through June 30, 2017, to waive a portion of its management fee equal to an annual rate of 0.008% of the average net assets of the Portfolio. The effective management fee rate was 0.89% for the year ended December 31, 2016.

PI is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”).

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was $4,386.

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prior to July 7, 2016, PGIM, Inc. was the Portfolio’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. had been compensated $312 for these services. PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016.

In February 2016, Prudential, the parent company of the manager (PI) self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for the Portfolio of Prudential Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid the affected Portfolio an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Series Fund. The amount of opportunity loss payment to the Portfolio is disclosed in the Portfolio’s “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities other than short-term investments and U.S. Treasury securities for the year ended December 31, 2016 were $105,547,674 and $124,722,244, respectively.

B4

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The shares of the Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended December 31, 2016. The average daily balance for the 1 day that the Portfolio had loans outstanding during the period was $1,920,000 borrowed at a weighted average interest rate of 1.69%. The maximum loan balance outstanding amount during the period was $1,920,000. At December 31, 2016, the Portfolio did not have an outstanding loan balance.

Note 9.	Ownership and Affiliates

As of December 31, 2016, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

B5

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

B6

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.70		$19.76	$18.83	$13.70	$11.86

Income (Loss) From Investment Operations:
Net investment income (loss)	.15		.10	.14	.10	.16
Net realized and unrealized gain (loss) on investments	4.60		(1.16)	.79	5.03	1.74

Total from investment operations	4.75		(1.06)	.93	5.13	1.90

Less Distributions:	—		—	—	—	(.06)

Capital Contributions(d) (Note 4):	.01		—	—	—	—

Net Asset Value, end of year	$23.46		$18.70	$19.76	$18.83	$13.70

Total Return(a)	25.45	%(e)	(5.36)%	4.94%	37.45%	16.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$211.0		$189.6	$217.1	$228.3	$179.6
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.01%		1.02%	.99%	1.01%	1.01%
Expenses before waivers and/or expense reimbursement	1.02%		1.03%	1.00%	1.01%	1.01%
Net investment income (loss)	.75%		.54%	.56%	.52%	1.14%
Portfolio turnover rate	57%		94%	41%	56%	39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 25.40%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of SP Small Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting The Prudential Series Fund, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-SP SMALL CAP VAL

The Prudential Series Fund

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

Jennison 20/20 Focus Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2016

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	1.61%	10.78%	6.24%
Portfolio: Class II	1.23	10.35	5.83
Russell 1000® Index	12.05	14.69	7.08
S&P 500 Index	11.94	14.65	6.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the Jennison 20/20 Focus Portfolio’s Class I shares returned 1.61% and Class II shares returned 1.23%. The net assets of the Portfolio at December 31, 2016 were $201.8 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

2016 was a year of volatility and surprises. Decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrials; fears of slowing US economic growth; uncertainty about the course of Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and the unconventional US presidential election all contributed to volatility. Low-volatility and high-dividend-paying stocks were significant drivers of returns while stocks of higher-growth companies generally underperformed. In the wake of the November US election, speculation about policy initiatives of the new administration favored companies — many of them exhibiting little secular growth — expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

What strategies or holdings affected the Portfolio’s performance?

There was significant disparity among market segments. Value significantly outperformed growth across capitalizations and small outperformed large and mid-caps.

The Portfolio underperformed as pharmaceuticals and biotechnology detracted from relative return. Many health care companies faced concerns about drug pricing. Biotechnology companies that sell innovative, high-priced drugs lost ground, including Alexion Pharmaceuticals. Health care companies where acquired growth is important, such as Allergan, declined as regulatory changes threatened the tax benefits of mergers between US and offshore companies.

Specialty pharmaceutical company Shire has product franchises in neuroscience, gastrointestinal, and rare diseases and has been transforming itself into a leading orphan disease company. Recent weakness may have been related to news that Roche expects to release clinical trial data for a developmental hemophilia treatment that could potentially compete with Shire’s hemophilia drugs.

Stock selection in information technology was also detrimental to performance as declines in LinkedIn and Salesforce.com tempered gains in Nvidia and Tencent. LinkedIn’s decline reflected signs of significant deceleration in recent high growth rates. The Portfolio no longer holds a position in the company. Salesforce.com also faced concerns that its growth rate may slow. Nvidia’s revenue, gross margin, and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where Jennison believes it can leverage its graphics expertise. Tencent, China’s largest Internet service portal, continued to perform well driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

Financials were the largest source of absolute and relative gain as the better outlook benefited many companies in the sector. JP Morgan, SLM, and PNC Financial were standouts in the sector and the overall Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2016

Jennison 20/20 Focus
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp., Software	4.6%
Shire PLC, Biotechnology	4.5%
Amazon.com, Inc., Internet & Direct Marketing Retail	4.3%
Celgene Corp., Biotechnology	4.2%
Tencent Holdings Ltd. (China), ADR, Internet Software & Services	3.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,063.10	0.83%	$4.30
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,061.30	1.23%	$6.37
	Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.8%
TransDigm Group, Inc.	17,364	$4,322,941
United Technologies Corp.	30,254	3,316,444

		7,639,385

Banks — 6.2%
JPMorgan Chase & Co.	76,810	6,627,935
PNC Financial Services Group, Inc. (The)	50,336	5,887,298

		12,515,233

Biotechnology — 8.7%
Celgene Corp.*	73,341	8,489,221
Shire PLC, ADR	52,841	9,003,049

		17,492,270

Capital Markets — 3.2%
Goldman Sachs Group, Inc. (The)	27,376	6,555,183

Chemicals — 1.3%
Dow Chemical Co. (The)	44,884	2,568,262

Consumer Finance — 1.9%
SLM Corp.*	343,113	3,781,105

Electric Utilities — 1.8%
PG&E Corp.	61,401	3,731,339

Energy Equipment & Services — 2.1%
Halliburton Co.	77,854	4,211,123

Food & Staples Retailing — 1.2%
Wal-Mart Stores, Inc.	34,706	2,398,879

Food Products — 1.6%
Mondelez International, Inc. (Class A Stock)	74,972	3,323,509

Health Care Equipment & Supplies — 1.0%
Zimmer Biomet Holdings, Inc.	20,129	2,077,313

Health Care Providers & Services — 0.9%
Cigna Corp.	14,056	1,874,930

Hotels, Restaurants & Leisure — 1.2%
Carnival Corp.	48,463	2,522,984

Insurance — 2.1%
MetLife, Inc.	77,751	4,190,001

Internet & Direct Marketing Retail — 4.3%
Amazon.com, Inc.*	11,573	8,678,246

Internet Software & Services — 16.3%
Alibaba Group Holding Ltd. (China), ADR*	79,672	6,995,998
Alphabet, Inc. (Class A Stock)*	5,632	4,463,078
Alphabet, Inc. (Class C Stock)*	5,764	4,448,771
eBay, Inc.*	90,198	2,677,979
Facebook, Inc. (Class A Stock)*	60,579	6,969,614
Tencent Holdings Ltd. (China), ADR	301,493	7,302,160

		32,857,600

IT Services — 3.2%
Mastercard, Inc. (Class A Stock)	62,357	6,438,360

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 4.0%
Charter Communications, Inc. (Class A Stock)*	15,508	$4,465,063
Comcast Corp. (Class A Stock)	51,289	3,541,506

		8,006,569

Oil, Gas & Consumable Fuels — 3.7%
EOG Resources, Inc.	24,539	2,480,893
Noble Energy, Inc.	67,560	2,571,334
Occidental Petroleum Corp.	33,006	2,351,017

		7,403,244

Pharmaceuticals — 2.0%
Allergan PLC*	8,369	1,757,574
Pfizer, Inc.	69,933	2,271,424

		4,028,998

Semiconductors & Semiconductor Equipment — 7.9%
NVIDIA Corp.	58,782	6,274,391
QUALCOMM, Inc.	97,250	6,340,700
Texas Instruments, Inc.	47,221	3,445,716

		16,060,807

Software — 10.8%
Adobe Systems, Inc.*	61,983	6,381,150
Microsoft Corp.	150,070	9,325,350
salesforce.com, Inc.*	88,064	6,028,861

		21,735,361

Specialty Retail — 5.6%
Industria de Diseno Textil SA (Spain)	172,593	5,879,568
O’Reilly Automotive, Inc.*	19,320	5,378,881

		11,258,449

Textiles, Apparel & Luxury Goods — 3.2%
adidas AG (Germany)	40,599	6,403,220

TOTAL LONG-TERM INVESTMENTS (cost $157,955,054)		197,752,370

SHORT-TERM INVESTMENTS — 2.2%
AFFILIATED MUTUAL FUNDS — 2.2%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(a)	4,393,985	4,393,985
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(a)	4,513	4,513

TOTAL SHORT-TERM INVESTMENTS (cost $4,398,498) (Note 4)		4,398,498

TOTAL INVESTMENTS — 100.2% (cost $162,353,552)		202,150,868
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(366,875)

NET ASSETS — 100.0%		$201,783,993

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The following abbreviations are used in the annual report:

ADR	American Depositary Receipt
OTC	Over-the-counter
LIBOR	London Interbank Offered Rate

*	Non-income producing security.

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,639,385	$—	$—
Banks	12,515,233	—	—
Biotechnology	17,492,270	—	—
Capital Markets	6,555,183	—	—
Chemicals	2,568,262	—	—
Consumer Finance	3,781,105	—	—
Electric Utilities	3,731,339	—	—
Energy Equipment & Services	4,211,123	—	—
Food & Staples Retailing	2,398,879	—	—
Food Products	3,323,509	—	—
Health Care Equipment & Supplies	2,077,313	—	—
Health Care Providers & Services	1,874,930	—	—
Hotels, Restaurants & Leisure	2,522,984	—	—
Insurance	4,190,001	—	—
Internet & Direct Marketing Retail	8,678,246	—	—
Internet Software & Services	32,857,600	—	—
IT Services	6,438,360	—	—
Media	8,006,569	—	—
Oil, Gas & Consumable Fuels	7,403,244	—	—
Pharmaceuticals	4,028,998	—	—
Semiconductors & Semiconductor Equipment	16,060,807	—	—
Software	21,735,361	—	—
Specialty Retail	5,378,881	5,879,568	—
Textiles, Apparel & Luxury Goods	—	6,403,220	—
Affiliated Mutual Funds	4,398,498	—	—

Total	$189,868,080	$12,282,788	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

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JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Internet Software & Services	16.3%
Software	10.8
Biotechnology	8.7
Semiconductors & Semiconductor Equipment	7.9
Banks	6.2
Specialty Retail	5.6
Internet & Direct Marketing Retail	4.3
Media	4.0
Aerospace & Defense	3.8
Oil, Gas & Consumable Fuels	3.7
Capital Markets	3.2
IT Services	3.2
Textiles, Apparel & Luxury Goods	3.2
Affiliated Mutual Funds	2.2
Energy Equipment & Services	2.1

Insurance	2.1%
Pharmaceuticals	2.0
Consumer Finance	1.9
Electric Utilities	1.8
Food Products	1.6
Chemicals	1.3
Hotels, Restaurants & Leisure	1.2
Food & Staples Retailing	1.2
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	0.9

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A3

JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2016

ASSETS
Investments at value:
Unaffiliated investments (cost $157,955,054)	$197,752,370
Affiliated investments (cost $4,398,498)	4,398,498
Dividends receivable	128,168
Receivable for Series shares sold	54,317
Tax reclaim receivable	46,418
Prepaid expenses	1,588

Total Assets	202,381,359

LIABILITIES
Payable for investments purchased	342,041
Management fee payable	128,729
Accrued expenses and other liabilities	41,367
Payable for Series shares repurchased	35,719
Distribution fee payable	30,312
Administration fee payable	18,187
Affiliated transfer agent fee payable	980
Loan interest payable	31

Total Liabilities	597,366

NET ASSETS	$201,783,993

Net assets were comprised of:
Paid-in capital	$27,732,182
Retained earnings	174,051,811

Net assets, December 31, 2016	$201,783,993

Class I:
Net asset value and redemption price per share $59,307,786 / 2,476,909 outstanding shares of beneficial interest	$23.94

Class II:
Net asset value and redemption price per share $142,476,207 / 6,186,491 outstanding shares of beneficial interest	$23.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $22,343)	$2,412,355
Affiliated income from securities lending, net	78,881
Affiliated dividend income	29,106

Total income	2,520,342

EXPENSES
Management fee	1,547,194
Distribution fee—Class II	365,496
Administration fee—Class II	219,300
Custodian and accounting fees (net of $4,500 fee credit)	53,000
Shareholders’ reports	42,000
Audit fee	29,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)	12,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Insurance expenses	3,000
Loan interest expense	40
Miscellaneous	12,750

Total expenses	2,303,780

NET INVESTMENT INCOME (LOSS)	216,562

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $4,497)	9,683,404
Foreign currency transactions	(2,842)

9,680,562

Net change in unrealized appreciation (depreciation) on:
Investments	(7,955,257)
Foreign currencies	(134)

(7,955,391)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,725,171

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,941,733

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$216,562	$40,445
Net realized gain (loss) on investment and foreign currency transactions	9,680,562	21,349,894
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,955,391)	(7,372,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,941,733	14,017,449

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	15,214,557	23,035,596
Series shares repurchased	(41,054,503)	(51,696,823)

Net increase (decrease) in net assets from Series share transactions	(25,839,946)	(28,661,227)

CAPITAL CONTRIBUTIONS (NOTE 4)	183,135	—

TOTAL INCREASE (DECREASE)	(23,715,078)	(14,643,778)
NET ASSETS:
Beginning of year	225,499,071	240,142,849

End of year	$201,783,993	$225,499,071

SEE NOTES TO FINANCIAL STATEMENTS.

A4

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the Jennison 20/20 Focus Portfolio (the “Portfolio”).

The Portfolio’s investment objective is long-term growth of capital.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

B1

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Master Netting Arrangements:    The Portfolio may be subject to various Master Agreements, or netting arrangements, with select counterparties. These are arrangements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the

B2

counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than administration and distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B3

Note 3.	Agreements

The Series Fund has a management agreement with PI on behalf of the Portfolio. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.75% of the Portfolio’s average daily net assets. The effective management fee rate was 0.75% for the year ended December 31, 2016.

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series Fund has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included with realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was $9,638.

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prior to July 7, 2016, PGIM, Inc. was the Portfolio’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. had been compensated $1,085 for these services. PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016.

In February 2016, Prudential, the parent company of the Investment Manager (PI) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some cases, it failed to maximize securities lending income for the Portfolio of Prudential Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid the affected Portfolio an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Prudential Series Fund. The amount of opportunity loss payment to the Portfolio is disclosed in the Portfolio’s “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

B4

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a Series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities (excluding U.S. Treasury securities and short-term issues) for the year ended December 31, 2016 were $139,628,608 and $163,469,157, respectively.

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. This class is also offered to separate accounts of non-affiliated issuers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Transactions in shares of beneficial interest were as follows:

Class I:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	114,137	$2,575,783
Series shares repurchased	(414,932)	(9,490,845)
Capital contributions	—	53,376

Net increase (decrease) in shares outstanding	(300,795)	$(6,861,686)

Year ended December 31, 2015:
Series shares sold	141,494	$3,262,194
Series shares repurchased	(395,468)	(9,099,543)

Net increase (decrease) in shares outstanding	(253,974)	$(5,837,349)

B5

Class II:	Shares	Amount
Year ended December 31, 2016:
Series shares sold	584,581	$12,638,774
Series shares repurchased	(1,433,456)	(31,563,658)
Capital contributions	—	129,759

Net increase (decrease) in shares outstanding	(848,875)	$(18,795,125)

Year ended December 31, 2015:
Series shares sold	897,065	$19,773,402
Series shares repurchased	(1,909,594)	(42,597,280)

Net increase (decrease) in shares outstanding	(1,012,529)	$(22,823,878)

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee .11% of the unused portion of the SCA. The interest rate on borrowing was substantially the same. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended December 31, 2016. The average daily balance for the 6 days that the Portfolio had loans outstanding during the period was $138,000 borrowed at a weighted average interest rate of 1.74%. The maximum loan balance outstanding during the period was $254,000. At December 31, 2016, the Portfolio did not have an outstanding loan balance.

Note 9.	Ownership and Affiliates

As of December 31, 2016, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

In addition, two unaffiliated shareholders of record of Class II shares, held 66% of the Fund’s aggregate outstanding shares.

Note 10.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

B6

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.56		$22.16	$20.69	$15.93	$14.89

Income (Loss) From Investment Operations:
Net investment income (loss)	.09		.07	.02	.09	.05
Net realized and unrealized gain (loss) on investments	.27		1.33	1.45	4.67	1.55

Total from investment operations	.36		1.40	1.47	4.76	1.60

Less Distributions	—		—	—	—	(.56)

Capital Contributions (Note 4)	.02	(e)	—	—	—	—

Net Asset Value, end of year	$23.94		$23.56	$22.16	$20.69	$15.93

Total Return(a)	1.61	%(f)	6.32%	7.10%	29.88%	11.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$59.3		$65.4	$67.2	$68.7	$59.1
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.83%		.83%	.83%	.84%	.80%
Expenses before waivers and/or expense reimbursement	.83%		.83%	.83%	.84%	.80%
Net investment income (loss)	.39%		.30%	.08%	.46%	.32%
Portfolio turnover rate	69%		64%	97%	78%	75%

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.75		$21.49	$20.14	$15.57	$14.62

Income (Loss) From Investment Operations:
Net investment income (loss)	—	(d)	(.02)	(.07)	.01	(.03)
Net realized and unrealized gain (loss) on investments	.26		1.28	1.42	4.56	1.54

Total from investment operations	.26		1.26	1.35	4.57	1.51

Less Distributions	—		—	—	—	(.56)

Capital Contributions (Note 4)	.02	(e)	—	—	—	—

Net Asset Value, end of year	$23.03		$22.75	$21.49	$20.14	$15.57

Total Return(a)	1.23	%(f)	5.86%	6.70%	29.35%	10.62%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$142.5		$160.1	$172.9	$178.5	$154.8
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.23%		1.23%	1.23%	1.24%	1.20%
Expenses before waivers and/or expense reimbursement	1.23%		1.23%	1.23%	1.24%	1.20%
Net investment income (loss)	(.01)%		(.10)%	(.33)%	.07%	(.18)%
Portfolio turnover rate	69%		64%	97%	78%	75%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.53% and 1.14% for Class I and Class II, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Focus Portfolio (the “Portfolio”), one of the portfolios constituting The Prudential Series Fund, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-20/20 Focus

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $586,416 and $583,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $169,305 of audit fees billed by KPMG were paid by Prudential Financial, Inc. and/or its affiliates for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(c) Tax Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(d) All Other Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH
	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.
	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Series Fund

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 14, 2017

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 14, 2017